    As filed with the Securities and Exchange Commission on November 21, 2001



                                     Securities Act Registration No. 333-_______

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM N-14
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
   [_] Pre-Effective Amendment No. _____ [_] Post-Effective Amendment No. _____
                        (Check appropriate box or boxes)


              FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
               (Exact Name of Registrant as Specified in Charter)

                                1 (800) 321-8563
                  (Registrant's Area Code and Telephone Number)


                 One Franklin Parkway, San Mateo, CA 94403-1906
 (Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

                     Karen L. Skidmore, Assistant Secretary
                                 (650) 312-5651
                 One Franklin Parkway, San Mateo, CA 94403-1906
 (Name and Address of Agent for Service, Number, Street, City, State, Zip Code)

Approximate date of proposed public offering: As soon as practicable after this registration statement becomes effective under the Securities Act of 1933, as amended.

Calculation of Registration Fee under the Securities Act of 1933:

TITLE OF SECURITIES BEING REGISTERED

Shares of Beneficial Interest, Par Value $0.01 Per Share
Franklin Growth and Income Securities Fund - Class 1
Franklin Growth and Income Securities Fund - Class 2

No filing fee is due because an indefinite number of shares is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

It is proposed that this filing will become effective December 21, 2001, pursuant to Rule 488.

              FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                              CROSS REFERENCE SHEET

                           Items Required by Form N-14

----------------------------------------------------------------------------------------------------------------
   Part A
----------------------------------------------------------------------------------------------------------------
  Item No.      Form N-14 Item Caption                          Prospectus Captio
----------------------------------------------------------------------------------------------------------------
        1.      Beginning of Registration Statement and         Cover Page of Registration Statement; Cross
                Outside Front Cover Page of Prospectus          Reference Sheet; Front Cover Page of Prospectus
----------------------------------------------------------------------------------------------------------------
        2.      Beginning and Outside Back Cover Page of        Table of Contents
                Prospectus
----------------------------------------------------------------------------------------------------------------
        3.      Fee Table, Synopsis Information and Risk        Summary; Some Important Information About The
                Factors                                         Funds
----------------------------------------------------------------------------------------------------------------
        4.      Information About the Transaction               Information About the Transaction
----------------------------------------------------------------------------------------------------------------
        5.      Information About the Registrant                Incorporation of Documents By Reference in the
                                                                Prospectus; Exhibit B; Exhibit C
----------------------------------------------------------------------------------------------------------------
        6.      Information About the Company Being Acquired    Incorporation of Documents By Reference in the
                                                                Prospectus; Exhibit D; Exhibit E
----------------------------------------------------------------------------------------------------------------
        7.      Voting Information                              Voting Information
----------------------------------------------------------------------------------------------------------------
        8.      Interest of Certain Persons and Experts         Not Applicable
----------------------------------------------------------------------------------------------------------------
        9.      Additional Information Required for             Not Applicable
                Reoffering by Persons Deemed to be
                Underwriters
----------------------------------------------------------------------------------------------------------------
   Part B
----------------------------------------------------------------------------------------------------------------
  Item No.
----------------------------------------------------------------------------------------------------------------
       10.      Cover Page                                      Cover Page of Statement of Additional
                                                                Information
----------------------------------------------------------------------------------------------------------------
       11.      Table of Contents                               Table of Contents of Statement of Additional
                                                                Information
----------------------------------------------------------------------------------------------------------------
       12.      Additional Information About the Registrant     Statement of Additional Information of
                                                                Franklin Templeton Variable Insurance Products
                                                                Trust, dated May 1, 2001
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
  Item No.       Form N-14 Item Caption                          Prospectus Caption
----------------------------------------------------------------------------------------------------------------
       13.       Additional Information About the Company        Statement of Additional Information of
                 Being Acquired                                  Franklin Templeton Variable Insurance Products
                                                                 Trust, dated May 1, 2001
----------------------------------------------------------------------------------------------------------------
       14.       Financial Statements                            Financial Statements as Noted in the Statement
                                                                 of Additional Information
----------------------------------------------------------------------------------------------------------------
   Part C
----------------------------------------------------------------------------------------------------------------
  Item No.
----------------------------------------------------------------------------------------------------------------
       15.       Indemnification                                 Indemnification
----------------------------------------------------------------------------------------------------------------
       16.       Exhibits                                        Exhibits
----------------------------------------------------------------------------------------------------------------
       17.       Undertakings                                    Undertakings
----------------------------------------------------------------------------------------------------------------

[logo]

              FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

January 16, 2002


     The Board of Trustees of Franklin Templeton Variable Insurance Products Trust (the Trust) has called a special meeting of shareholders (the Meeting) for February 26, 2002, at which shareholders of Franklin Natural Resources Securities Fund (Natural Resources) will be asked to vote on a Plan of Reorganization (Plan) which provides for a transaction (Transaction) in which the assets of Natural Resources are to be acquired by, and in exchange for, shares of Franklin Growth and Income Securities Fund (Growth and Income), another fund in the Trust. As a contract owner, you will receive a voting instructions card for Natural Resources.

     The Trustees of your Fund recommend that you vote in favor of this proposal.

     On the following pages, you will find a notice of the Meeting, a brief overview of the Plan and a complete Prospectus and Proxy Statement, which discusses the Transaction. There will be no change in the value of your contract as a result of the Transaction. After the Transaction, your contract value will depend on the performance of Growth and Income instead of that of Natural Resources. We request that you review the enclosed materials and return the completed voting instruction card in the enclosed postage-paid envelope as soon as you can.

     We appreciate your taking the time to respond on this important matter.

                                                       Sincerely,


                                                       Charles E. Johnson
                                                       President

              FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
                                  on behalf of
                   FRANKLIN NATURAL RESOURCES SECURITIES FUND
                              One Franklin Parkway
                        San Mateo, California 94403-1906

                                    NOTICE OF
                         SPECIAL MEETING OF SHAREHOLDERS
                         To be held on February 26, 2002

To the Shareholders:

     NOTICE IS HEREBY GIVEN that a special meeting of shareholders (Meeting) of Franklin Natural Resources Securities Fund (Natural Resources) will be held at 10:30 a.m., Pacific time, on February 26, 2002, at the offices of Franklin Templeton Variable Insurance Products Trust (the Trust), One Franklin Parkway, San Mateo, California 94403-1906. The Meeting is being held to consider and vote on the following matter, as well as any other business that may properly come before the Meeting or an adjournment:

          To approve or disapprove a Plan of Reorganization (Plan)), that provides for: (a) the acquisition of the assets of Natural Resources by Franklin Growth and Income Securities Fund (Growth and Income) in exchange for shares of Growth and Income; (b) the distribution of such shares to the shareholders of Natural Resources; and (c) the dissolution of Natural Resources. Pursuant to the Plan, Class 1 shareholders of Natural Resources will receive Class 1 shares of Growth and Income and Class 2 shareholders of Natural Resources will receive Class 2 shares of Growth and Income. A copy of the Plan is Exhibit A of the attached Prospectus and Proxy Statement.

     The Board of Trustees of the Trust has fixed the close of business on December 28, 2001, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Each shareholder who does not expect to attend the Meeting in person is requested to date, fill in, sign and return promptly the enclosed proxy card in the enclosed envelope, which needs no postage if mailed in the United States.

     Please review the enclosed Prospectus and Proxy Statement for additional information regarding the Plan.

                                         By Order of the Board of Trustees,


                                         Murray L. Simpson
                                         Secretary

San Mateo, California
January 16, 2002

                         PROSPECTUS AND PROXY STATEMENT
                             Dated January 16, 2002

                          Acquisition of the Assets of
                   FRANKLIN NATURAL RESOURCES SECURITIES FUND
                        By and in Exchange for Shares of
                   FRANKLIN GROWTH AND INCOME SECURITIES FUND

          (Both funds (Funds) are series of Franklin Templeton Variable Insurance Products Trust, an open-end management investment company.)

                              One Franklin Parkway
                        San Mateo, California 94403-1906
                                1 (800) 342-3863

     This Prospectus and Proxy Statement is being furnished in connection with a solicitation of proxies by the Board of Trustees of Franklin Templeton Variable Insurance Products Trust (Trust) on behalf of its series Franklin Natural Resources Securities Fund (Natural Resources),for use at a special meeting of the shareholders (Meeting) of Natural Resources, which is scheduled for 10:30 a.m. Pacific time on February 26, 2002, at the offices of the Trust at One Franklin Parkway, San Mateo, California 94403-1906, and any adjournments of the Meeting.

     At the Meeting, shareholders of Natural Resources will be asked to consider and approve or disapprove a Plan of Reorganization (Plan). If the Plan is approved, the assets of Natural Resources will be acquired by, and in exchange for, shares of Franklin Growth and Income Securities Fund (Growth and Income), another series of the Trust, and Natural Resources will be dissolved.

     If shareholders of Natural Resources vote to approve the Plan, the separate accounts of your insurance company invested in Natural Resources will receive either Class 1 or Class 2 shares of Growth and Income. The separate accounts holding Class 1 shares of Natural Resources will receive Class 1 shares of Growth and Income. The separate accounts holding Class 2 shares of Natural Resources will receive Class 2 shares of Growth and Income. The exchange of shares will be made at the Funds' respective net asset values.

     As an owner of a variable annuity or variable life insurance contract (contract) issued by an insurance company, you have the right to instruct the insurance company how to vote certain shares of Natural Resources at the Meeting. Although you are not directly a shareholder of Natural Resources, some of your contract value is invested by your insurance company, as provided by your contract, in Natural Resources. You have the right under your contract to instruct the insurance company how to vote the shares attributable to your contract. For the limited purpose of this prospectus and proxy statement, the term "shareholder" refers to you as a contract owner, unless the context otherwise requires. As a contract owner, you should complete and return the enclosed voting instruction card in the enclosed envelope.

     This Prospectus and Proxy Statement sets forth concisely the information you should know before voting on the Plan. You should read it carefully and retain it for future reference. Additional information about Natural Resources and Growth and Incomehas been filed with the Securities and Exchange Commission
(SEC) and can be found in the following documents:

  . The Prospectuses of Growth and Income - Classes 1 and 2, dated May 1, 2001, are enclosed with and considered a part of this Prospectus and Proxy Statement.

  . The Prospectuses of Natural Resources - Classes 1 and 2, dated May 1, 2001, are enclosed with and considered a part of this Prospectus and Proxy Statement.

  . The Annual Report to Shareholders of Growth and Income, dated December 31, 2001, is enclosed with and considered a part of this Prospectus and Proxy Statement.

  . The Semi-Annual Report to Shareholders of Growth and Income, dated June 30, 2001, is enclosed with and considered a part of this Prospectus and Proxy Statement.

  . A Statement of Additional Information (SAI) dated January 16, 2002, relating to this Prospectus and Proxy Statement has been filed with the SEC and is incorporated by reference into this Prospectus and Proxy Statement.

     You may request a free copy of the SAI and other information by calling 1
(800) 342-3863 or by writing to Growth and Income at One Franklin Parkway, San Mateo, California 94403-1906. The Trust files reports, proxy materials and other information with the SEC. You can inspect those reports, proxy materials and other information at the public reference facilities maintained by the SEC at 450 Fifth Street N.W., Washington D. C. 20549. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, Washington D.C. 20549, at prescribed rates, or at no charge from the EDGAR database on the SEC's Web site at www.sec.gov.
                                  -----------

     The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus and Proxy Statement. Any representation to the contrary is a criminal offense.

     Mutual fund shares are not deposits or obligations of, or guaranteed by or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

                                TABLE OF CONTENTS

                                                                                   PAGE
OUTSIDE FRONT COVER .............................................................. Cover

TABLE OF CONTENTS ................................................................     i

SUMMARY

     What will happen if shareholders approve the Plan and it
              becomes effective? .................................................     1
     Why has the Board of Trustees of the Trust decided to recommend the acquisition of Natural Resources by Growth and Income? ........
     How have the Funds performed in relation to each other? .....................
     What are the potential benefits of the Plan? ................................
     Who will pay the fees and expenses incurred by the Funds in connection with the Plan? ..........................................
     What are the investment goals, strategies and procedures of the Funds? ......
     How have the expense ratios of the Funds compared? ..........................
     What might be the size of Growth and Income after the Transaction? ..........
     What are the likely federal tax implications? Has the Board approved the Plan? ...................................................................

VOTING INFORMATION

     Why is the Meeting being called? ............................................
     Who is eligible to vote? ....................................................
     Why am I giving voting instructions? ........................................
     How are proxies being solicited? ............................................
     Can I revoke my voting instructions? ........................................

SOME IMPORTANT INFORMATION ABOUT THE FUNDS

     What are the risks of an investment in the Funds? ...........................
     How do the performance records of Growth and Income and Natural
              Resources compare? .................................................
     Who manages the Funds? ......................................................
     What service providers do the Funds use? ....................................
     How are shares bought and sold? .............................................
     When are dividends and distributions made? ..................................
     How do the investment goals and strategies of the Funds compare? ............
     How do the fundamental investment restrictions of the
              Funds compare? .....................................................
     What distribution and service fees do the Funds have? .......................

     What are the fees and expenses of the Funds and what might they be after the transaction? ..................................................

INFORMATION ABOUT THE TRANSACTION

     What are the terms of the Plan? .........................................
     Who will pay the expenses of the Transaction? ...........................
     What are the reasons for recommending the Plan? .........................
     What are the federal tax consequences of the Transaction? ...............
     What other things should I know about the shares of Growth and Income? ..
     What is the capitalization of each Fund and what might the capitalization of Growth and Income be after the Transaction? ....

ANNUAL MEETINGS AND SPECIAL MEETINGS .........................................

OTHER BUSINESS ...............................................................

PRINCIPAL SHAREHOLDERS .......................................................

EXHIBITS TO PROSPECTUS AND PROXY STATEMENT

    Exhibit A       Franklin Templeton Variable Insurance Products Trust Plan of
                    Reorganization of Franklin Natural Resources Securities Fund and Franklin Growth and Income Securities Fund

    Exhibit B       Prospectus of Franklin Growth and Income Securities Fund
                    -Class 1, dated May 1, 2001.

    Exhibit C       Prospectus of Franklin Growth and Income Securities Fund
                    -Class 2, dated May 1, 2001.

    Exhibit D       Prospectus of Franklin Natural Resources Securities Fund
                    -Class 1, dated May 1, 2001.

    Exhibit E       Prospectus of Franklin Natural Resources Securities Fund
                    -Class 2, dated May 1, 2001.

    Exhibit F       Annual Report to Shareholders of Franklin Growth and Income
                    Securities Fund, dated December 31, 2000.

    Exhibit G       Semi-Annual Report to Shareholders of Franklin Growth and
                    Income Securities Fund, dated June 30, 2001.

                                     SUMMARY

                        IMPORTANT INFORMATION TO HELP YOU
                       UNDERSTAND AND VOTE ON THE PROPOSAL

     Please read the complete Prospectus and Proxy Statement, and its Exhibits, which include the Plan and important prospectuses. This brief overview of the Plan is provided for your convenience and is qualified in its entirety by reference to the complete Prospectus and Proxy Statement.

What will happen if shareholders approve the Plan and it becomes effective?

     At the effective time, which is scheduled for the close of business on the New York Stock Exchange on April 30, 2002, (Effective Time) a transaction will occur (Transaction) in which Growth and Income will acquire all the assets and assume all the liabilities of Natural Resources and will issue to Natural Resources shares of its stock having a value equal to the net assets acquired. Immediately thereafter, Natural Resources will distribute those shares to its shareholders and thereby redeem all its outstanding shares, and then it will be dissolved. Shareholders will receive shares of Growth and Income equal in aggregate value to the shares of Natural Resources which they own at the Effective Time. The Transaction will not dilute the value of the shares.

Why has the Board of Trustees of the Trust decided to recommend the acquisition of Natural Resources by Growth and Income?

     The Board of Trustees of the Trust (Board) reviewed the potential benefits and costs of the Transaction to shareholders of Natural Resources and Growth and Income; the expense ratios of Natural Resources and Growth and Income; the comparative investment performance of Natural Resources and Growth and Income; the compatibility of the investment goals, strategies and restrictions of Growth and Income with those of Natural Resources; and the likely tax consequences of the Transaction.

     The Board considered that shareholders of both Funds, but primarily those of Natural Resources, potentially could be advantaged by the growth in assets realized by combining the Funds. A larger fund should have an enhanced ability to effect portfolio transactions on more favorable terms and should have greater investment flexibility. Higher aggregate net assets and the opportunity for net cash inflows also may reduce the risk that, if the net assets of Natural Resources fail to grow, or diminish, its total expense ratio could rise as certain fixed expenses become a larger percentage of net assets. Shareholders of Natural Resources are projected to achieve a lower expense ratio after the Transaction.

How have the Funds performed in relation to each other?

     Growth and Income has outperformed Natural Resources over the one, five and ten year periods. Natural Resources has outperformed Growth and Income for the three year period.

What are the potential benefits of the Plan?

     Because Growth and Income is substantially larger than Natural Resources, shareholders should potentially benefit from certain operational economies of scale by spreading fixed costs over a larger pool of assets and by efficiencies in portfolio management. In addition, there should be benefits to shareholders in the management of the portfolio as the substantially larger assets may also afford greater flexibility and diversification in pursuing the Fund's investment objectives. Also, Growth and Income has had a lower expense ratio than Natural Resources.

Who will pay the fees and expenses incurred by the Funds in connection with the Plan?

     Fees and expenses incurred in connection with the Transaction will be divided equally between Natural Resources and its principal underwriter, Franklin Templeton Distributors, Inc. It is not expected that Growth and Income will incur any significant expenses in connection with the Transaction.

What are the investment goals, strategies and procedures of the Funds?

     Both Natural Resources and Growth and Income have a principal investment goal of capital appreciation with a secondary goal of current income.

     Natural Resources seeks to achieve its investment goal by normally investing at least 65% of assets in equity and debt securities of companies engaged in the natural resources sector. Growth and Income seeks to achieve its investment goal by normally investing at least 65% of assets in a broadly diversified portfolio of equity securities that the manager of the Fund considers to be financially strong, but undervalued by the market.

     The Funds also have the same distribution, purchase and redemption procedures, the same dividend payment and reinvestment procedures and the same exchange rights.

How have the expense ratios of the Funds compared?

     Growth and Income has had a lower expense ratio than Natural Resources. For the six-month period ended June 30, 2001, the annualized expense ratios for Growth and Income were 0.50% for Class 1 shares and 0.75% for Class 2 shares, while the annualized expense ratios for Natural Resources were 0.66% for Class 1 shares and 0.91% for Class 2 shares. Shareholders of Natural Resources are projected to achieve a lower expense ratio after the Transaction.

What might be the size of Growth and Income after the Transaction?

     As of November 13, 2001, Natural Resources had net assets of $34 million, and Growth and Income had net assets of $653 million. The net assets of Natural Resources represent less than 6% of the net assets of Growth and Income, and the manager of the fund believes that their transfer will permit them to be managed more efficiently and will not have any adverse effect on Growth and Income.

What are the likely federal tax implications?

     The Transaction contemplated by the Plan is not expected to qualify as a tax-free "reorganization" under the Internal Revenue Code of 1986, as amended. However, the Transaction will not proceed unless, prior to the Effective Time, the Trust has received an opinion of tax counsel that (i) any gains recognized by Natural Resources on the Transaction will be offset by a deduction for dividends paid to its shareholders, and (ii) no gain or loss will be recognized by any contract owner as a result of the Transaction.

     The insurance companies that hold shares of Natural Resources in one or more separate accounts with respect to variable life insurance or annuity contracts that have shares of Natural Resources as an underlying investment will not incur any tax on any dividends that may be paid them by Natural Resources as a result of the Transaction, and will not impose any charges under any contract as a result of the Transaction.

Has the Board approved the Plan?

     Yes. The Board has approved the Plan. The Board recommends that you vote in favor of the Plan.

                               VOTING INFORMATION

Why is the Meeting being called?

     This Prospectus and Proxy Statement is furnished to the shareholders of Natural Resources in connection with the solicitation by the Board of proxies to be used at the Meeting, to be held on February 26, 2002 and at any adjournment thereof. The purpose of the Meeting is to obtain shareholder approval of the Plan (attached as Exhibit A) which provides for the combination of Natural Resources and Growth and Income, in a transaction more fully described below. This Prospectus and Proxy Statement is first being furnished to shareholders on or about January 16, 2002.

     At a meeting held on November 20, 2001, the Board approved the Plan and determined to recommend that shareholders of Natural Resources vote FOR the Plan and the Transaction.

     Shareholders of record of Natural Resources at the close of business on December 28,2001, the record date, are entitled to vote at the Meeting. As of the record date, Natural Resources had [_____________] shares outstanding and entitled to be voted. The approval of the Plan requires the affirmative vote of a majority of all the votes outstanding and entitled to be cast by shareholders of Natural Resources.

     If a sufficient vote in favor of approving the Plan is not received by the time scheduled for the Meeting, the persons named in the proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to the proposal. Any proposed adjournment requires the affirmative vote of a majority of shares present at the Meeting.

Who is eligible to vote?

     All shares will vote together as a single class. Currently, only separate accounts of insurance companies are shareholders of record of the Class 1 and Class 2 shares of Natural Resources. In order to complete the Plan, the approval of shareholders of record of Natural Resources as of the close of business on December 28, 2001 is required.

     Each share is entitled to one vote. Shareholders may vote by executing a proxy card. You will be able to give your insurance company voting instructions for those shares attributable to your contract as of the record date for the Meeting. A voting instruction cared is, in essence, a ballot. While only insurance companies are the shareholders of record of the Fund, these insurance companies will vote in accordance with your instructions.

     The vote of the shareholders of Growth and Income is not being solicited, because their approval and consent is not necessary for the approval of the Plan.

Why am I giving voting instructions?

     If you complete and sign the voting instruction card, the shares attributable to your contract will be voted as you instruct. If you simply sign the voting instruction card without otherwise completing it, those shares will be voted for the proposals. If you do not return a voting instruction card at all, those shares will be voted in the same proportion as shares for which the insurance company has received voting instructions from other contract owners.

How are proxies being solicited?

     We will solicit proxies primarily by mail. Additional solicitations may be made by telephone, facsimile or personal contact by officers or employees of the Trust or Franklin Templeton Investments who will not be specially compensated for these services. Natural Resources and Franklin Templeton Distributors, Inc., the principal underwriter of the Funds, will share equally in the costs of the Meeting, including costs of preparing and mailing this notice, prospectus and proxy statement, and proxy, and of soliciting proxies.

Can I revoke my voting instructions?

     You may revoke your voting instructions at any time before the proxy is voted by: (i) delivering a written revocation to the Secretary of the Trust at One Franklin Parkway, San Mateo, California 94403-1906 prior to the Meeting;
(ii) forwarding a later-dated voting instruction that is received by the Trust prior to the Meeting; or (iii) being present at the Meeting and giving new voting instructions in person.

                   SOME IMPORTANT INFORMATION ABOUT THE FUNDS

What are the risks of an investment in the Funds?

     Investments in Natural Resources and Growth and Income involve risks common to many mutual funds, including the risks of investing in stocks. There is no guarantee against losses resulting from an investment in either Fund, or that either Fund will achieve its investment goals.

     Natural Resources has risks associated with concentrating its investments in the industries in the natural resources sector, which include: (i) greater risk of adverse developments in that sector than a fund that invests in a wide variety of industries; (ii) the risk that the securities of companies in that sector may experience more price volatility than securities of companies in other sectors; and (iii) the risk of investing in energy companies. Natural Resources also has risks related to: (i) a "blend" style of investing, which results in investments in both growth and value stocks; (ii) investments in foreign securities and emerging markets, including risks relating to currency exchange rates, political and economic developments, trading practices, limited availability of information and limited markets; (iii) investments in smaller companies, the securities of which may be more volatile in price and sensitive to economic conditions; (iv) investments in convertible securities, the values of which may be influenced by many factors; (v) the effect of interest rate changes on the securities in which the fund invests; and (vi) investments in derivative securities, including covered calls and puts, which may involve a small investment relative to the risk assumed and may have the opposite effect of that intended.

     Growth and Income has risks associated with: (i) value style investing, which often involves investing in stocks that are out of favor with other investors; (ii) interest rate changes, which may have an effect on the stocks in which the fund invests; (iii) investing in certain countries or sectors, such as financial services companies, which may be especially sensitive to interest rate changes; (iv) investing in lower-rated securities (sometimes called "junk bonds"), which have more risk than higher-rated securities, can be considered speculative, and may fluctuate more than higher-rated securities; and (v) investing in REITs (real estate investment trusts), the performance of which depends on the types and locations of the properties owned and on the management of those properties.

     For a more complete discussion of the risks in investing in Natural Resources and Growth and Income, please consult their prospectuses, which are enclosed with and considered a part of this Prospectus and Proxy Statement.

How do the performance records of Growth and Income and Natural Resources compare?

     Growth and Income has outperformed the Natural Resources over the one, five and ten year periods. The performance of the Funds as of September 30, 2001, is shown below:

                                      Class 1 Comparative Performance

                                       Average Annual Returns                            Cumulative Total Returns
                                                (%)                                                 (%)
                            --------------------------------------------- --------------------------------------------------------
Fund         Inception       1 Year     5 Years   10 Years      From        1 Year       5 Years       10 Years         From
                Date        to         to         to          Inception   to 9.30.01    to 9.30.01    to 9.30.01      Inception
                             9.30.01    9.30.01    9.30.01   to 9.30.01                                              to 9.30.01
                            ---------- ---------- ---------- ------------ ------------ ------------- -------------- --------------
Natural       01.24.89       -23.56      -4.89      1.51        1.83        -23.56        -22.16         16.20          25.90
Resources

Growth and    01.24.89        -3.47      10.15      10.96       9.78         -3.47        62.13         182.95         226.54
Income

                                      Class 2 Comparative Performance

                                        Average Annual Returns                            Cumulative Total Returns
                                                 (%)                                                 (%)
                             --------------------------------------------- --------------------------------------------------------
Fund          Inception       1 Year     5 Years   10 Years      From        1 Year       5 Years       10 Years         From
                 Date        to         to         to          Inception   to 9.30.01   to 9.30.01     to 9.30.01    Inception to
                              9.30.01    9.30.01    9.30.01   to 9.30.01                                                9.30.01
                             ---------- ---------- ---------- ------------ ------------ ------------ --------------- --------------
Natural       01.24.89/1/    -23.77      -5.01      1.45        1.78        -23.77       -22.65         15.46           25.10
Resources

Growth and    01.24.89/1/     -3.72      10.00      10.89       9.72         -3.72        61.07         181.10         224.41
Income

     Performance reflects all Fund expenses (including 12b-1 distribution and service fees for Class 2 shares) but does not include any expenses, fees or sales charges imposed by the variable insurance contract for which each Fund is an investment option. It they had been included, performance would be lower.

     Total return figures are based on the inception of each Fund, which may have started before the contract. Total return represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year by year results.

---------------------

1. Because Class 2 shares were not offered until 01.06.99, Class 2 share performance for prior periods represents the historical results of Class 1 shares. For periods beginning after 06.06.99, Class 2 share performance reflect an additional 12b-1 fee, which also affects future performance.

Who manages the Funds?

     The management of the business and affairs of the Funds is the responsibility of the Board.

     Franklin Advisers, Inc. (Advisers), is the investment advisor for Growth and Income and Natural Resources. Advisers is a wholly owned subsidiary of Franklin Resources, Inc. (Resources). Resources is a publicly owned company engaged in various aspects of the financial services industry through its subsidiaries. Together, Advisers and its affiliates serve as investment managers of administrators to 52 registered investment companies, with approximately 156 U.S.-based funds or series. As of October 31, 2001, combined assets under management were $251 billion for more than 5 million U.S.-based mutual fund shareholders and other accounts. The principal shareholders of Resources are Charles B. Johnson and Rupert H. Johnson, Jr.

          Mr. Frank Felicelli, CFA, and Mr. Derek Taner, CFA, are responsible for the day to day management of the portfolio of Growth and Income. Mr. Felicelli been with Franklin Templeton Investments since 1986 and Mr. Taner since 1991. Mr. Steve Land, Mr. Steven Kornfeld, CFA, and Ms. Carlee J. Price, CFA, are responsible for the day to day management of the portfolio of Natural Resources. Mr. Land has been with Franklin Templeton Investments since 1997. Ms. Price has been with Franklin Templeton Investments since 2000, and Mr. Kornfeld joined Franklin Templeton Investments in January, 2001.

What service providers do the Funds use?

          Administrative services. Franklin Templeton Services, LLC, a wholly-owned subsidiary of Resources, provides certain administrative services and facilities for each of the Funds.

          Auditor. PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, California 94105 is the Trust's independent auditor. The auditor gives an opinion on the financial statements included in the Trust's Annual Report to Shareholders and reviews the Trust's registration statement filed with the SEC.

          Custody services. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York 10286, acts as custodian of the Funds' securities and other assets.

          Distribution services. Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of both of the Funds' shares.

          Shareholder servicing and transfer agent. Franklin Templeton Investor Services, LLC is the Funds' shareholder servicing agent and acts as the Funds' transfer agent and dividend-paying agent.

How are shares bought and sold?

          Shares of both Natural Resources and Growth and Income are offered and sold only to insurance company separate accounts. Shares are sold at net asset value and are redeemed at net asset value. Individuals may not purchase these shares directly from the Funds. Class 1 and Class 2 shares of both Funds may serve as the underlying investment vehicles for both variable annuity and variable life insurance contracts issued by insurance companies.

          Contract owners may exchange shares of any one class for shares of other classes or shares of other Funds through a transfer between investment options available under a variable insurance contract, subject to the terms and any specific limitations on the exchange (or transfer) privilege described in the contract prospectus.

When are dividends and distributions made?

          Both Natural Resources and Growth and Income normally intend to pay an annual dividend representing substantially all of their net investment income and to distribute annually any net realized capital gains. If the Plan is approved, Natural Resources will pay a special dividend in order to distribute its net investment income and net realized capital gains prior to the Effective Time.

How do the investment goals and strategies of the Funds compare?

     Each of Natural Resources and Growth and Income has the same investment goals, which are to provide investors with capital appreciation with a secondary goal of current income.

     Natural Resources seeks to achieve its investment goal by normally investing at least 65%* of assets in equity and debt securities of companies engaged in the natural resources sector. The Fund generally invests a substantial portion of its assets in small capitalization companies with market capitalization values (share price multiplied by the number of common stock shares outstanding) of less than $1.5 billion. Natural Resources may invest in stocks of companies located anywhere in the world, including emerging markets, but generally invests a greater percentage of its assets in the U.S. than any other single country. The Fund may invest significantly in equity or debt securities outside the natural resources sector, including companies involved in the development and/or production of alternative energy sources. Natural Resources also may seek to generate additional income by investing up to 5% of its total assets in covered call and put options.

     Growth and Income seeks to achieve its investment goal by normally investing at least 65% of assets in a broadly diversified portfolio of equity securities that the manager of the Fund considers to be financially strong, but undervalued by the market. The Fund invests predominantly in common stocks that have dividend yields at least equal to the yield of the S&P 500 Index. Growth and Income seeks current income through the receipt of dividends from its investments. From time to time, the Fund may have significant investments in certain sectors, such as financial services, and may invest up to 15% of its assets in real estate investment trusts (REITs). Growth and Income may invest up to 10% of its total assets in securities that are below investment grade (sometimes known as "junk bonds"); however, it does not invest more than 5% of its assets in securities rated below B or in unrated securities of comparable quality.

     The main differences between the investment goals and policies of Natural Resources and Growth and Income are that Natural Resources normally invests primarily in natural resources companies, with a substantial portion of investments in small capitalization companies of less than $1.5 billion, whereas Growth and Income invests in a broadly diversified portfolio of equities of any market capitalization, predominantly in common stocks that have dividend yields at least equal to the yield of the S&P 500 Index.

How do the fundamental investment restrictions of the Funds compare?

     Policies or restrictions that are deemed fundamental by Natural
Resources or Growth and Income may only be changed with the approval of the lesser of: (i) more than 50% of the Fund's outstanding shares; or (ii) 67% or more of the Fund's shares present at a shareholder meeting, if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy (Majority Vote).


___________________
* New SEC regulations applicable to all mutual funds would require this 65% level to increase to 80% as of May 1, 2002.

          As described below, the Funds have adopted several restrictions as fundamental policies which may only be changed by Majority Vote.

          Diversification of investments. As "diversified" funds under the Investment Company Act of 1940, as amended (1940 Act), neither Fund may invest in any one issuer if as a result, immediately after such investment, the Fund would have more than 5% of its total assets invested in such security or the Fund would own or hold more than 10% of any or all classes of securities of that issuer.

          Borrowing. Neither Fund may borrow money in an amount in excess of 5% of the value of its total assets, except from banks for temporary or emergency purposes, and not for direct investment in securities.

          Lending. Neither Fund may lend its assets, except through the purchase or acquisition of bonds, debentures of other debt securities of any type customarily purchased by institutional investors, or through loans of portfolio securities, or to the extent the entry into a repurchase agreement may be deemed a loan.

          Underwriting. Neither Fund is permitted to underwrite securities of other issuers, except insofar as they may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

          Restricted Securities. Neither Fund may invest more than 10% of its assets in illiquid securities, which include securities with legal or contractual restrictions on resale, illiquid securities which at the time of acquisition could be disposed of publicly by the Funds only after registration under the Securities Act of 1933, repurchase agreements of more than seven days duration, over-the-counter options and assets used to cover such options, and other securities which are not readily marketable, as more fully described in the Funds' prospectuses and SAI.

          Exercising Control. Neither Fund may invest in securities for the purpose of exercising management or control of the issuer.

          Unseasoned Companies. Growth and Income may invest up to 5% of its total assets in companies which have a record of less than three years of continuous operation, including the operations of any predecessor. Natural Resources may invest up to 10% of its total assets in such companies.

          Margin. Growth and Income may not maintain a margin account with a securities dealer or effect short sales, except if the Fund owns securities equivalent in kind and amount to those sold. Natural Resources may not maintain a margin account with a securities dealer or effect short sales, except that the Fund may make initial deposits and pay variation margin in connection with futures contracts.

          Commodities. Growth and Income may not invest in commodities or commodity pools, except that the Fund may purchase and sell forward contracts in amounts necessary to effect transactions in foreign securities. Natural Resources may not invest in commodities or commodity pools, except that the Fund may invest in commodities and commodity futures contracts with respect to commodities related to the natural resources sector as defined in its prospectus. For both Funds, securities or other instruments backed by commodities are not considered commodities or commodity contracts for the purpose of the restriction.

          Real Estate and REITs. Neither Fund may invest directly in real estate, although the Funds may invest in REITs or other publicly traded securities of companies engaged in the real estate industry. First mortgage loans or other direct obligations secured by real estate are not considered real estate for purposes of this restriction.

          Other investment companies. Neither Fund may invest in the securities of other open-end investment companies (except that securities of another open-end investment company may be acquired pursuant to a plan of reorganization, merger, consolidation or acquisition).

          Assessable securities. Neither Fund may invest in assessable securities or securities involving unlimited liability on the part of the Fund.

          Ownership by officers and directors. Neither Fund may purchase or retain any security if any officer, director or security holder of the issuer is at the same time an officer, trustee or employee of the Trust or of the Fund's Manager and such person owns beneficially more than one-half of 1% of the securities and all such persons owning more than one-half of 1% own more than 5% of the outstanding securities of the issuer.

          Section 817(h) of the Internal Revenue Code. Neither Fund may invest its assets in a manner which does not comply with the investment diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended.

The following fundamental restriction is applicable only to Growth and Income:

          Concentration. The Fund may not invest more than 25% of its assets (measured at the time of the most recent investment) in any single industry.

What distribution and service fees do the Funds have?

          Class 2 shares of each Fund has a distribution plan, sometimes known as a rule 12b-1 plan, that allows the Fund to pay distribution fees to those who sell and distribute Class 2 shares and provide services to shareholders and contract owners. The maximum amount payable by each Fund under the plan is 0.35% per year of the Fund's average net assets, however the Board has set the current rate at 0.25%. A portion of the fees payable to Distributors or others under the plan may be retained by Distributors for distribution expenses.

What are the fees and expenses of the Funds and what might they be after the transaction?

                                   Fee Tables

     The tables below describe the fees and expenses of the Funds for the fiscal year ended December 31, 2000, and for the six month period ended June 30, 2001. The tables and the examples do not include any fees, expenses or sales charges imposed by the variable insurance contract for which the Funds are investment options. If they were included, your costs would be higher.

                                       Fiscal year ended December 31, 2000
                                                                                             Projected/1/ Growth
                                                                                               and Income After
                                              Natural Resources        Growth and Income         Transaction

                                             Class 1     Class 2      Class 1     Class 2     Class 1    Class 2
Description of Fees                            (%)         (%)          (%)         (%)         (%)        (%)
-------------------------------------------------------------------------------------------------------------------
Shareholder Fees
 .    Maximum sales charge (load)
     imposed on purchases                     0.00         0.00         0.00        0.00        0.00        0.00
 .    Maximum deferred sales charge (load)     0.00         0.00         0.00        0.00        0.00        0.00
Management fees                               0.63         0.63         0.48        0.48        0.48        0.48
Distribution and service (12b-1) fees         0.00         0.25/2/      0.00        0.25/2/     0.00        0.25/2/
Other expenses                                0.04         0.04         0.02        0.02        0.02        0.02
                                            -----------------------------------------------------------------------
Total annual Fund operating expenses          0.67         0.92         0.50        0.75        0.50        0.75
                                            -----------------------------------------------------------------------

1.   Projected expenses based on current Growth and Income expenses.
2. While the maximum amount payable under the Funds' Class 2 shares rule 12b-1 plan is 0.35% per year of each Fund's average daily net assets, the Board has set the current rate at 0.25% per year.

EXAMPLE

     The examples below can help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. They assume:

 .   You invest $10,000 for the periods shown;
 .   Your investment has a 5% return each year; and
 .   The Funds' operating expenses remain the same.

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 Fund           1 Year      3 Years      5 Years      10 Years
                                  ($)          ($)          ($)          ($)
--------------------------------------------------------------------------------
Natural Resources
 .    Class 1                      68           214         373           835
 .    Class 2                      94           293         509         1,131

Growth and Income
 .    Class 1                51         160          280         628
 .    Class 2                77         240          417         931

Projected Growth and Income
 (after Transaction)

 .    Class 1                51         160          280         628
 .    Class 2                77         240          417         931

                                     Six month period ended June 30, 2001/1/
                                                                                             Projected/2/ Growth
                                                                                               and Income After
                                              Natural Resources        Growth and Income         Transaction

                                             Class 1     Class 2      Class 1     Class 2     Class 1    Class 2
Description of Fees                            (%)         (%)          (%)         (%)         (%)        (%)
-------------------------------------------------------------------------------------------------------------------
Shareholder Fees
 .    Maximum sales charge (load)
     imposed on purchases                     0.00         0.00         0.00        0.00        0.00        0.00
 .    Maximum deferred sales charge (load)     0.00         0.00         0.00        0.00        0.00        0.00
Management fees                               0.63         0.63         0.48        0.48        0.48        0.48
Distribution and service (12b-1) fees         0.00         0.25/3/      0.00        0.25/3/     0.00        0.25/3/
Other expenses                                0.03         0.03         0.02        0.02        0.02        0.02
                                            -----------------------------------------------------------------------
Total annual Fund operating expenses          0.66         0.91         0.50        0.75        0.50        0.75
                                            -----------------------------------------------------------------------

1.   Annualized.
2.   Projected expenses based on current Growth and Income expenses.
3. While the maximum amount payable under the Funds' Class 2 shares rule 12b-1 plan is 0.35% per year of each Fund's average daily net assets, the Board has set the current rate at 0.25% per year.

EXAMPLE

     The example is based on the same assumptions as those for the fiscal year ended December 31, 2000. The semi-annual numbers for June 30, 2001 are, however, annualized:

Fund                            1 Year       3 Years       5 Years     10 Years
                                 ($)           ($)           ($)         ($)
--------------------------------------------------------------------------------
Natural Resources
 .    Class 1                      67           211           368          822
 .    Class 2                      93           290           504        1,120
Growth and Income
 .    Class 1                      51           160           280          628
 .    Class 2                      77           240           417          930
Projected Growth and Income
 (after Transaction)
 .    Class 1                      51           160           280          628
 .    Class 2                      77           240           417          930


                        INFORMATION ABOUT THE TRANSACTION

What are the terms of the Plan?

     The terms of the Plan are summarized below. The summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Exhibit A.

     If the shareholders of Natural Resources approve the Plan, the Transaction will take place after various conditions are satisfied by the Trust on behalf of the Funds, including the preparation of certain documents. If the shareholders of Natural Resources do not approve the Plan, the Transaction will not take place. In such case, we will consider what further action is appropriate, including the liquidation of Natural Resources.

     If the shareholders of Natural Resources approve the Plan, Natural Resources will transfer its assets to Growth and Income, in exchange for Class 1 or Class 2 shares of Growth and Income equal in value to the Class 1 or Class 2 shares of Natural Resources. The Growth and Income Class 1 or Class 2 shares issued to Natural Resources will then be distributed by Natural Resources to the insurance company separate accounts which hold its shares, in redemption of its outstanding shares. As a result, the separate accounts will cease to own shares of the Natural Resources and will instead own Class 1 or Class 2 shares of Growth and Income having an aggregate net asset value equal to all Class 1 and Class 2 shares of Natural Resources at the Effective Time. Natural Resources then will be dissolved. The Transaction is expected to take place at the close of business on the New York Stock Exchange on April 30, 2002, or such other date as is determined by the Board. After the Transaction, your contract values will depend on the performance of Growth and Income instead of that of Natural Resources.

     To the extent permitted by law, the Trust may, on behalf of the Funds, agree to amend the Plan without shareholder approval. The Trust may also decide delay the timing of, or to terminate and abandon the Transaction at any time before or, to the extent permitted by law, after the approval of shareholders of Natural Resources.

Who will pay the expenses of the Transaction?

     All fees and expenses to be incurred in connection with the Transaction, whether or not the Plan is approved at the Meeting or the Transaction is consummated, will be divided equally between Natural Resources and its principal underwriter, Distributors. The share of expenses to be borne by Natural Resources is estimated to be approximately $42,500. It is not expected that Growth and Income will incur any significant expenses in connection with the Transaction.

What are the reasons for recommending the Plan?

     Shareholders of both Funds, but primarily those of Natural Resources, potentially could be advantaged by the growth in assets realized by combining the Funds. A larger fund should have an enhanced ability to effect portfolio transactions on more favorable terms and should have greater investment flexibility. Higher aggregate net assets and the opportunity for net cash inflows may also reduce the risk that, if the net assets of Natural Resources fail to grow, or diminish, its total expense ratio could rise as certain fixed expenses become a larger percentage of net assets. Shareholders of Natural Resources are projected to achieve a reduction in expense ratio following the Transaction.

     At the meeting held on October 9, 2001, the Board reviewed the potential benefits and costs of the Transaction to shareholders of Natural Resources and Growth and Income; the expense ratios of Natural Resources and Growth and Income; the comparative investment performance of Natural Resources and Growth and Income; the compatibility of the investment goals, policies, restrictions and investments of Growth and Income with those of Natural Resources; and the likely tax consequences of the Transaction. The Board also reviewed the allocation of expenses of the Transaction, which will be paid one-half by Natural Resources, and one-half by Distributors.

     The Board, including a majority of the trustees who are not interested persons of the Funds, concluded that the Transaction is in the best interests of the shareholders of both funds and that no dilution of value of the interests of the shareholders of Growth and Income would result from the Transaction. It approved the Plan on November 20, 2001, and recommended that shareholders of Natural Resources vote to approve the Plan.

What are the federal tax consequences of the Transaction?

     It is not expected that the Transaction will qualify as a tax-free "reorganization" under the applicable provisions of the Internal Revenue Code of 1986, as amended. However, the consummation of the Transaction is subject to the receipt of an opinion of tax counsel to the Trust that: (i) no gain or loss will be recognized by Growth and Income in connection with the Transaction; (ii) any gains recognized by Natural Resources in connection with the Transaction will be offset by a deduction for dividends paid to its shareholders; and (iii) no gain or loss will be recognized in connection with the Transaction by contract owners for whose contracts shares of either Natural Resources or Growth and Income are underlying investments.

     The insurance companies that hold shares of Natural Resources in one or more separate accounts with respect to variable life insurance or annuity contracts that have shares of Natural Resources as an underlying investment will not incur tax on any dividends that may be paid to them by Natural Resources as a result of the Transaction, and will not impose any charges under the contracts as a result of the Transaction.

     The foregoing is only a summary of the principal federal income tax consequences of the Transaction and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. You may wish to consult with your own tax advisers regarding the federal, state, and local tax consequences with respect to the foregoing matters and any other considerations that may apply in your particular circumstances.

What other things should I know about the shares of Growth and Income?

     Shares of Growth and Income will be distributed to shareholders of the corresponding class of Natural Resources and will have the same legal characteristics as the shares of Natural Resources with respect to such matters as voting rights, assessability, conversion rights, and transferability. Both Natural Resources and Growth and Income are series of the Trust. The Trust is an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Massachusetts business trust on April 26, 1988, and is registered with the SEC.

     As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Agreement and Declaration of Trust (Declaration), however, contains an express disclaimer of shareholder liability for acts or obligations of the Fund. The Declaration also provides for indemnification and reimbursement of expenses out of the Fund's assets if you are held personally liable for obligations of the Fund. The Declaration provides that the Fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the Fund and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Declaration further provides that the Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the Fund's total assets. Thus, the risk that you would incur financial loss on account of shareholder liability is limited to the unlikely circumstance in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

What is the capitalization of each Fund and what might the capitalization of Growth and Income be after the Transaction?

The following table sets forth, as of November 13, 2001, the capitalization of Natural Resources and Growth and Income. The table also shows the projected capitalization of Growth and Income as adjusted to give effect to the proposed Transaction, as if the Transaction had occurred on that date. The capitalization of Growth and Income and its classes is likely to be different when the Transaction is consummated, due to changes in market value of portfolio securities of the Funds between November 13, 2001, and the Effective Time, changes in the amount of undistributed net investment income and net realized capital gains of both Funds during that period resulting from income and distributions, and changes in the accrued liabilities of both Funds during the same period. It is not possible to predict the number or value of shares of Growth and Income that actually will be issued and distributed in connection with the Transaction.

                                          Natural Resources     Growth and Income        Growth and Income -
                                             (unaudited)           (unaudited)                Projected
                                                                                          After Transaction
                                                                                             (unaudited)

-----------------------------------------------------------------------------------------------------------------
Net assets (all classes) (thousands)              $   33,708              $   652,677                $   686,385
Total shares outstanding (all classes)             2,925,036               44,174,641                 46,457,405
Class 1 net assets (thousands)                    $   27,112              $   642,363                $   669,475
Class 1 shares outstanding                         2,350,561               43,473,706                 45,308,063
Class 1 net asset value per share                 $    11.53              $     14.78                $     14.78
Class 2 net assets (thousands)                    $    6,596              $    10,314                $    16,910

Class 2 shares outstanding                574,475         700,936      1,149,342
Class 2 net asset value per share        $  11.48        $  14.71     $    14.71

                      ANNUAL MEETINGS AND SPECIAL MEETINGS

     The Trust's Agreement and Declaration of Trust does not provide for annual meetings of shareholders. The Trust does not intend to hold such a meeting in the year 2002. Proposals included in the proxy statement for any subsequent meeting must be received within a reasonable time before any such meeting at the Trust's offices, One Franklin Parkway, San Mateo, California 94403-1906. If a shareholder submits a proposal after that time, the proposal will not appear in the proxy statement.

                                 OTHER BUSINESS

     We do not know of any business to be brought before the Meeting other than the matters set forth in this Prospectus and Proxy Statement. Should any other matters requiring a vote of shareholders arise, however, the proxies will vote on such matters according to their best judgment.

                             PRINCIPAL SHAREHOLDERS

     Your insurance company will vote on the Plan as you instruct. Thus, your insurance company does not exercise control over Natural Resources solely as the record owner of the Fund's shares. As of December 28, 2001, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of Natural Resources.

     The name, address and percentage of ownership of shareholders that owned of record 5% or more of Natural Resources and Growth and Income, on behalf of certain separate accounts, on December 28, 2001, and the percentage of Growth and Income that would be owned by these shareholders after completing the Transaction based upon their holdings as of December 28, 2001, are as follows:

                                                                   Pro Forma
                                                                 Percentage of
                                                  Percentage        Class of
                                                   of Class        Growth and
                                      Class of     Owned on       Income Owned
                                       Shares      Record            After
             Name and Address          Owned        Date          Transaction

--------------------------------------------------------------------------------

Natural Resources

[name of 5% holder]                   Class 1         %                %
[address]
[name of 5% holder]                   Class 2         %                %
[address]

Growth and Income

[name of 5% holder]                Class 1            %                  %
[address]
[name of 5% holder]                Class 2            %                  %
[address]

* Christopher H. Pinkerton serves as Trustee of the Trust and is President, USAllianz Investor Services, LLC and USAllianz Advisors; Senior Vice President, Variable Products Division, Allianz Life Insurance Company of North America. Mr. Pinkerton may not be viewed as an independent person of the Trust under the 1940 Act because of the share ownership of Allianz Life.

                   EXHIBITS TO PROSPECTUS AND PROXY STATEMENT

         Exhibit

          A Franklin Templeton Variable Insurance Products Trust Plan of Reorganization of Franklin Natural Resources Securities Fund and Franklin Growth and Income Securities Fund

          B Prospectus of Franklin Growth and Income Securities Fund - Class 1, dated May 1, 2001 (enclosed)

          C Prospectus of Franklin Growth and Income Securities Fund - Class 2, dated May 1, 2001 (enclosed)

          D Prospectus of Franklin Natural Resources Securities Fund - Class 1, dated May 1, 2001 (enclosed)

          E Prospectus of Franklin Natural Resources Securities Fund - Class 2, dated May 1, 2001 (enclosed)

          F Annual Report to Shareholders of Franklin Growth and Income Securities Fund, dated December 31, 2000. (enclosed)

          G Semi-Annual Report to Shareholders of Franklin Growth and Income Securities Fund, dated June 30, 2001. (enclosed)

                                                                       EXHIBIT A

              Franklin Templeton Variable Insurance Products Trust
                             Plan of Reorganization
                                       of
                   Franklin Natural Resources Securities Fund
                                       and
                   Franklin Growth and Income Securities Fund

        This Plan of Reorganization (the "Plan") is hereby adopted by the Franklin Templeton Variable Insurance Products Trust, a Massachusetts business trust (the "Trust"), as of this __th day of November, 2001, on behalf of its series designated Franklin Natural Resources Securities Fund (the "Acquired Fund") and Franklin Growth and Income Securities Fund ("the Acquiring Fund").

     1. Prior to the Closing (defined below), the Acquired Fund shall calculate, declare and pay ordinary and capital gain dividends on its Class 1 and Class 2 shares in amounts sufficient to distribute all of its investment company taxable income and all capital gains to the close of business on the date of the Closing. Such dividends shall be automatically reinvested in additional shares, of the corresponding class, of the Acquired Fund.

     2. At the Closing (defined below), the Acquired Fund shall transfer all of its assets to the Acquiring Fund in exchange for which the Acquiring Fund shall simultaneously assume all of the liabilities of the Acquired Fund and shall issue to the Acquired Fund Class 1 and Class 2 shares of the Acquiring Fund (including any fractional share rounded to the nearest one-thousandth of a share) equal in aggregate value, in the case of the Acquiring Fund's Class 1 shares, to the net asset value of the Acquired Fund attributable to the Acquired Fund's Class 1 shares and, in the case of the Acquiring Fund's Class 2 shares, the net asset value of the Acquired Fund attributable to the Acquired Fund's Class 2 shares.

     3. The Acquired Fund immediately shall distribute to each holder of its outstanding shares that number of Class 1 or Class 2 shares of the Acquiring Fund (including any fractional share rounded to the nearest one-thousandth of a share) as shall have an aggregate value equal to the aggregate value of the shares of the same class of the Acquired Fund (including any fractional share rounded to the nearest one-thousandth of a share) which were owned by such shareholder immediately prior to the Closing, such values to be determined by the net asset values per share of the appropriate class of the Acquired Fund and the Acquiring Fund at the time of Closing, in exchange for and in cancellation of the shareholder's shares of the Acquired Fund.

     4. The distribution to the shareholders of the Acquired Fund shall be accomplished by establishing an account on the share records of the Acquiring Fund in the name of each registered shareholder of the Acquired Fund, and crediting that account with a number of shares of the appropriate class of the Acquiring Fund determined pursuant to the preceding paragraph.

     5. The Acquired Fund shall terminate automatically immediately after the Closing, subject to section 9 below.

     6. The completion of the transaction described in sections 2, 3 and 4 above (the "Closing") shall occur on April 30, 2002, at the close of business on the New York Stock Exchange at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403-1906, or such other date, time, or place as may be determined by the Board of Trustees of the Trust; provided, however, that the Closing shall not occur unless and until the Trust shall have received an opinion of tax counsel, in such form and with such qualifications or limitations, if any, as reasonably may be acceptable to the Trust, which concludes: (i) that no gain or loss will be recognized by the Acquiring Fund in connection with the transactions contemplated herein; (ii) that any gains recognized by the Acquired Fund as a result of the transactions contemplated herein will be offset by a deduction for dividends paid to its shareholders; and (iii) that no gain or loss will be recognized by any contract owner for whom shares of either the Acquiring Fund or the Acquired Fund are underlying investments as a result of the transactions contemplated herein.

     7. This Plan may be amended at any time, and may be terminated at any time before the Closing, regardless of whether or not this Plan has been approved by the shareholders of the Acquired Fund, by action of the Trust, provided that no amendment shall have a material adverse effect upon the interests of shareholders of the Acquired Fund or the Acquiring Fund.

     8. A copy of the Trust's Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this Plan is executed on behalf of the trustees of the Trust as the trustees of the Trust and not individually and that the obligations under this instrument are not binding upon any of the trustees, officers or shareholders of the Trust individually, but binding only upon the assets and property of the Acquired Fund and the Acquiring Fund.

     9. At any time after the Closing, the Trust on behalf of the Acquired Fund shall execute and deliver such additional instruments of transfer or other written assurances and take such other action as the Trust may reasonably request in order to vest in the Acquiring Fund title to the assets transferred by the Acquired Fund under this Plan.

     10. This Plan shall be construed in accordance with applicable Federal law and the laws of the State of California, except as to the provisions of section 8 hereof which shall be construed in accordance with the laws of the Commonwealth of Massachusetts.

Dated:  November __ 2001

                            Franklin Templeton Variable Insurance Products Trust

                            By__________________________________________
                            Name:
                            Title:

                                                                       EXHIBIT B

                                            Prospectus



                                            Franklin Templeton
                                            Variable Insurance
                                            Products Trust


                                            Class 1 Shares


May 1, 2001

[GRAPHIC OMITTED]

As with all fund prospectuses, the SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                              Contents

                              FRANKLIN TEMPLETON VARIABLE
------------------------------INSURANCE PRODUCTS TRUST


Information about each Fund           i   Overview
you should know before
investing                                 Individual Fund Description

                                FGI-1     Franklin Growth and Income
                                          Securities Fund

                                          Additional Information,
                                          All Funds
                                    1     Distributions and Taxes

------------------------------FUND ACCOUNT INFORMATION

Information about Fund            2       Buying Shares

account transactions              2       Selling Shares

and services                      2       Exchanging Shares

                                  2       Fund Account Policies

                                  3       Questions

------------------------------FOR MORE INFORMATION

Where to learn more about                 Back Cover

each Fund

Franklin Templeton
Variable Insurance Products Trust


OVERVIEW
--------
[GRAPHIC OMITTED]

Franklin Templeton Variable Insurance Products Trust (the Trust) currently consists of twenty-seven (27) separate series (the Fund or Funds), offering a wide variety of investment choices. Each Fund generally has two classes of shares, Class 1 and Class 2. The Funds are generally only available as investment options in variable annuity or variable life insurance contracts. The accompanying contract prospectus indicates which Funds and classes are available to you.

INVESTMENT CONSIDERATIONS
 .        Each Fund has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.
 .        No single Fund can be a complete investment program; consider diversifying your Fund choices.
 .        You should evaluate each Fund in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which Funds are right for you.

RISKS
 .        There can be no assurance that any Fund will achieve its investment goal.
 .        Because you could lose money by investing in a Fund, take the time to read each Fund description and consider all risks before investing.
 .        All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your long-term investment goals.
 .        Fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Fund shares involve investment risks, including the possible loss of principal.

                  More detailed information about each Fund,
                  its investment policies, and its particular
                risks can be found in the Trust's Statement of
                         Additional Information (SAI).

MANAGEMENT

The Funds' investment managers and their affiliates manage over $225 billion in assets. In 1992, Franklin joined forces with Templeton, a pioneer in international investing. The Mutual Advisers organization became part of the Franklin Templeton organization four years later. Today, Franklin Templeton Investments is one of the largest mutual fund organizations in the United States, and offers money management expertise spanning a variety of investment objectives.

Franklin Growth and Income Securities Fund

GOALS AND STRATEGIES
--------------------

[LOGO]

GOALS The Fund's principal investment goal is capital appreciation. Its secondary goal is to provide current income.

---------------------------------

The Fund invests primarily in common stocks with current dividend yields above market average.

MAIN INVESTMENTS Under normal market conditions, the Fund will invest at least 65% of its total assets in a broadly diversified portfolio of equity securities that the Fund's manager considers to be financially strong, but undervalued by the market. To help identify such companies, the manager uses a current relative yield analysis that focuses on a company's dividend yield (calculated by dividing a stock's annual per share dividends by its per share market price). Following this strategy, the Fund will invest predominantly in common stocks that have dividend yields at least equal to the yield of the Standard & Poor's 500 Index (S&P(R)500). The Fund seeks current income through receipt of dividends from its investments. From time to time, the Fund may have significant investments in certain sectors such as financial services. An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common and preferred stocks, and securities convertible into common stock are examples of equity securities.

In addition to the Fund's main investments, the Fund may invest in any of the following: common stocks with current dividend yields at or below the S&P(R)500 average, convertible securities, debt securities, and real estate investment trusts (REITs). The Fund does not intend to invest more than 15% of its assets in REITs.

A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are secured and unsecured bonds, bonds convertible into common stock, zero coupon bonds, notes, and short-term debt investments. A convertible security is generally a debt security or preferred stock that may be converted into common stock. By investing in convertible securities, the Fund seeks to participate in any capital appreciation of underlying stocks, while receiving current income, which can reduce price volatility and limit loss in a down equity market. REITs are usually publicly traded companies that manage a portfolio of real estate to earn profits and tend to pay high yields since they must distribute most of their earnings.

Securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor's Ratings Group and Moody's Investor Service, Inc. are considered "investment grade." Convertible securities are often within the lower-rated categories as determined by securities ratings organizations. The Fund may invest up to 10% of its total assets in securities that are below investment grade (junk bonds), however, it will not invest more than 5% in securities rated below B or in unrated securities of comparable quality. Generally, lower-rated securities pay higher yields than more highly rated securities to compensate investors for higher risk.

PORTFOLIO SELECTION The manager is a research driven, fundamental investor, pursuing a disciplined value-oriented strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager focuses on the market price of a company's securities relative to its evaluation of the company's potential long-term earnings, asset value and cash flow, with a special emphasis on current dividend yield. The manager believes that high relative dividend yield is frequently a good indicator of value.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the Fund's assets in short-term investments, including cash or cash equivalents. Under these circumstances, the Fund may temporarily be unable to pursue its investment goals.

           ----------------------------------------------------------
           FGI-1 Franklin Growth and Income Securities Fund - Class 1
           ----------------------------------------------------------

[GRAPHIC OMITTED]

MAIN RISKS

The Fund's main risks can affect the Fund's share price, its distributions or income and, therefore, the Fund's performance.

---------------------------------

Because the stocks the Fund holds fluctuate in price with market conditions, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.

STOCKS While stocks have historically outperformed other asset classes over the long term, their value tends to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, industries, or securities markets.

VALUE STYLE INVESTING Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. The manager may invest in such stocks if it believes the market may have overreacted to adverse developments or failed to appreciate positive changes. However, if other investors fail to recognize the company's value (and do not become buyers, or become sellers), or favor investing in faster-growing companies, value stocks may not increase in value as anticipated by the manager and may even decline further.

INTEREST RATE Common stocks with higher dividend yields can be sensitive to interest rate movements: when interest rates rise, the prices of these stocks may tend to fall. Similarly, the prices of higher yielding stocks may tend to rise when interest rates fall. Increases in interest rates also may have an effect on the companies in which the Fund normally invests because these companies may find it more difficult to obtain credit to expand, or may have more difficulty meeting interest payments.

SECTOR FOCUS By focusing on particular sectors from time to time, the Fund carries greater risk of adverse developments in a sector than a fund that always invests in a wide variety of sectors.

Financial services companies. Financial services companies are subject to extensive government regulation which may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company's profitability, and therefore its stock price, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures are all likely to have a significant impact on financial services companies.

LOWER-RATED SECURITIES Junk bonds generally have more risk than higher-rated securities, and can be considered speculative. Companies issuing high yield debt securities are not as strong financially, and are more likely to encounter financial difficulties and to be more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates. If an issuer stops paying interest and/or principal, payments may never resume. The Fund may lose its entire investment in a defaulted bond.

The prices of high yield debt securities fluctuate more than higher quality securities. Prices are especially sensitive to developments affecting the company's business and to rating changes, and typically rise and fall in response to factors that affect the company's stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, market activity, large sustained sales, a high-profile default, or other factors. High yield securities generally are less liquid than higher-quality bonds, and infrequent trades can make accurate pricing more difficult. At times, it may be difficult to sell these securities promptly at an acceptable price.

REITS The performance of a REIT depends on the types and locations of the properties it owns and on how well it manages those properties. The value of a REIT may also be affected by factors that affect the underlying properties, the real estate sector, or local or general economic conditions.

More detailed information about the Fund, its policies, and risks can be found in the SAI.

           FGI-2 Franklin Growth and Income Securities Fund - Class 1

PAST PERFORMANCE
----------------

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This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past ten calendar years or since the Fund's inception. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by the variable insurance contract for which the Fund is an investment option. If they had been included, performance would be lower.

AVERAGE ANNUAL TOTAL RETURNS

[GRAPHIC OMITTED]

For the periods ended December 31, 2000


                                             1 Year       5 Years       10 Years
--------------------------------------------------------------------------------
Franklin Growth and Income
 Securities Fund - Class 1 /1/               17.99%        13.52%         13.58%
Russell 3000 Value Index /2/                  8.04%        16.48%         17.29%

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

1. All Fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor's Micropal. The unmanaged Russell 3000 Value Index measures the performance of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. Indexes include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the Fund's investments.

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

FEES AND EXPENSES
-----------------

FRANKLIN GROWTH AND INCOME SECURITIES FUND - CLASS 1

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the Fund is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus or disclosure document for more information.

SHAREHOLDER FEES
(fees paid directly from your investment)


                                                                         Class 1
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases                           0.00%
Maximum deferred sales charge (load)                                       0.00%

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

                                                                         Class 1
--------------------------------------------------------------------------------
Management fees1                                                           0.48%
Other expenses                                                             0.02%
                                                                           ----
Total annual Fund operating expenses                                       0.50%
                                                                           ====

1. The Fund administration fee is paid indirectly through the management fee.


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

 . You invest $10,000 for the periods shown;

 . Your investment has a 5% return each year; and

 . The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 Year     3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
Class 1                                 $51        $160        $280         $628

       --------------------------------------------------------
       FGI-3 Franklin Growth and Income Securities Fund - Class
       --------------------------------------------------------

[GRAPHIC OMITTED]

MANAGEMENT
----------

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, California 94403-7777, is the Fund's investment manager.

MANAGEMENT TEAM The team responsible for the Fund's management is:

Frank Felicelli, CFA                Mr. Felicelli has been a manager of the Fund since 1995, and has been
SENIOR VICE PRESIDENT, ADVISERS     with Franklin Templeton Investments since 1986.

Derek Taner, CFA                    Mr. Taner has been a manager of the Fund since 2000, and has been
PORTFOLIO MANAGER, ADVISERS         with Franklin Templeton Investments since 1991.

The Fund pays Advisers a fee for managing the Fund's assets and providing certain administrative facilities and services for the Fund. For the fiscal year ended December 31, 2000, the Fund paid 0.48% of its average daily net assets to Advisers for its services.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------

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The financial highlights table provides further details to help you understand the financial performance of Class 1 shares for the past five years or since the Fund's inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, independent auditors. Their report, along with the financial statements, is included in the Fund's Annual Report (available upon request).

Class 1                                                            Year ended December 31,
--------------------------------------------------------------------------------------------------------------
                                                   2000         1999         1998         1997         1996
                                                --------------------------------------------------------------
Per share data ($)
Net asset value, beginning of year                  17.78        20.36        21.01        17.55        17.14
                                                    -----        -----        -----        -----        -----
 Net investment income/1/                             .45          .57          .69          .67          .62
 Net realized and unrealized gains (losses)          2.26         (.16)         .99         4.05         1.64
                                                    -----       ------        -----        -----        -----
Total from investment operations                     2.71          .41         1.68         4.72         2.26
                                                    -----       ------        -----        -----        -----
 Distributions from net investment income           (1.17)        (.79)        (.69)        (.64)        (.41)
 Distributions from net realized gains              (2.16)       (2.20)       (1.64)        (.62)       (1.44)
                                                   ------       ------       ------       ------       ------
Total distributions                                 (3.33)       (2.99)       (2.33)       (1.26)       (1.85)
                                                   ------       ------       ------       ------       ------
Net asset value, end of year                        17.16        17.78        20.36        21.01        17.55
                                                   ======       ======       ======       ======       ======
Total return (%)/2/                                 17.99         1.10         8.33        27.74        14.19

Ratios/supplemental data
Net assets, end of year ($ x 1 million)               811          965        1,319        1,338        1,078
Ratios to average net assets: (%)
 Expenses                                             .50          .49          .49          .49          .50
 Net investment income                               2.75         2.94         3.27         3.53         4.06
Portfolio turnover rate (%)                         66.82        39.80        27.32        36.71        23.01

1. Based on average shares outstanding effective year ended December 31, 1999.

2. Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If they had been included, total return would be lower.

           ----------------------------------------------------------
           FGI-4 Franklin Growth and Income Securities Fund - Class 1
           ----------------------------------------------------------

Additional Information, All Funds

DISTRIBUTIONS AND TAXES
-----------------------
[GRAPHIC OMITTED]


INCOME AND CAPITAL GAINS DISTRIBUTIONS Each Fund will declare as dividends substantially all of its net investment income. Except for the Franklin Money Market Fund, each Fund typically pays dividends from net investment income and net capital gains, if any, at least annually. Dividends or distributions by the Funds will reduce the per share net asset value (NAV) by the per share amount paid.

The Franklin Money Market Fund declares a dividend each day the Fund's NAV is calculated, equal to all of its daily net income, payable as of the close of business the preceding day. The amount of dividend may fluctuate from day to day and may be omitted on some days, depending on changes in the factors that comprise the Fund's net income.

Dividends paid by a Fund will be automatically reinvested in additional shares of that Fund or, if requested, paid in cash to the insurance company shareholder.

TAX CONSIDERATIONS The tax consequences for contract owners from their investment in variable annuity or variable life insurance contracts will depend on the provisions of these contracts. Contract owners should consult the accompanying contract prospectus for more information on these tax consequences.


             1 Franklin Templeton Variable Insurance Products Trust

Fund Account Information

BUYING SHARES
-----------------
[GRAPHIC OMITTED]

Shares of each Fund are sold at net asset value (NAV) to insurance company separate accounts to serve as investment options for variable annuity or variable life insurance contracts, and for qualified pension and retirement plans. The Funds' Board of Trustees (Board) monitors this to be sure there are no material conflicts of interest between the two different types of contract owners, given their differences, including tax treatment. If there were, the Board would take corrective action.

Contract owners' payments will be allocated by the insurance company separate account to purchase shares of the Fund chosen by the contract owner, and are subject to any limits or conditions in the contract. Requests to buy shares are processed at the NAV next calculated after we receive the request in proper form. The Funds do not issue share certificates.

================================================================================

SELLING SHARES
-----------------
[GRAPHIC OMITTED]


Each insurance company shareholder sells shares of the applicable Fund to make benefit or surrender payments or to execute exchanges (transfers) between investment options under the terms of its contracts. Requests to sell shares are processed at the NAV next calculated after the Fund receives the request in proper form.

================================================================================

EXCHANGING SHARES
-----------------
[GRAPHIC OMITTED]

Contract owners may exchange shares of any one class or Fund for shares of other classes or Funds through a transfer between investment options available under a variable insurance contract, subject to the terms and any specific limitations on the exchange (or "transfer") privilege described in the contract prospectus.

Frequent exchanges can interfere with Fund management or operations and increase Fund costs. To protect shareholders, there are limits on the number and amount of Fund exchanges that may be made (please see "Market Timers" below).

================================================================================

FUND ACCOUNT POLICIES
---------------------
[GRAPHIC OMITTED]

CALCULATING SHARE PRICE The Funds calculate their NAV per share each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). Each class' NAV is calculated by dividing its net assets by the number of its shares outstanding.

The Funds' assets are generally valued at their market value, except that the Franklin Money Market Fund's assets are generally valued at their amortized cost. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If a Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of the shares may change on days that the insurance company shareholders cannot buy or sell shares.

Requests to buy and sell shares are processed on any day the Funds are open for business at the NAV next calculated after the Fund receives the request in proper form.

STATEMENTS AND REPORTS Contract owners will receive confirmations and account statements that show account transactions. Insurance company contract owners will receive the Funds' financial reports every six months from their insurance company.

If there is a dealer or other investment representative of record on the account, he or she will also receive


             2 Franklin Templeton Variable Insurance Products Trust confirmations, account statements and other information about the contract owner's account directly from the contract's administrator.


MARKET TIMERS The Funds may restrict or refuse investments by market timers. The following Funds currently do not allow investments by market timers:
Franklin Aggressive Growth Securities Fund, Franklin Global Health Care Securities Fund, Franklin High Income Fund, Franklin Rising Dividends Securities Fund, Franklin Technology Securities Fund, Franklin Value Securities Fund, Mutual Discovery Securities Fund, Mutual Shares Securities Fund, Templeton Asset Strategy Fund and Templeton Developing Markets Securities Fund.

As of July 1, 2001, the following Funds also will not allow investments by market timers: Franklin Global Communications Securities Fund, Franklin Income Securities Fund, Franklin Large Cap Growth Securities Fund, Franklin Small Cap Fund, Templeton Growth Securities Fund, Templeton International Securities Fund and Templeton International Smaller Companies Fund.

You will be considered a market timer if you have (i) requested an exchange out of the Fund within two weeks of an earlier exchange request, or (ii) exchanged shares out of the Fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the Fund's net assets, or (iv) otherwise seem to follow a timing pattern. Accounts under common ownership or control are combined for these limits.


ADDITIONAL POLICIES Please note that the Funds maintain additional policies and reserve certain rights, including:

 .    Each Fund may refuse any order to buy shares.

 .    At any time, the Funds may establish or change investment minimums.

 .    The Funds may modify or discontinue the exchange privilege on 60 days'
     notice to insurance company shareholders.

 .    You may only buy shares of the Funds eligible for sale in your state or jurisdiction.

 .    In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

 .    To permit investors to obtain the current price, insurance companies are responsible for transmitting all orders to the Fund promptly.

SHARE CLASSES Each Fund generally has two classes of shares, Class 1 and Class
2. Each class is identical except that Class 2 has a distribution plan or "rule 12b-1" plan which is described in prospectuses offering Class 2 shares.

================================================================================

QUESTIONS
-----------------
[GRAPHIC OMITTED]

More detailed information about the Trust and the Funds' account policies can be found in the Funds' Statement of Additional Information. If you have any questions about the Funds, you can write to us at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, CA 94403-7777. You can also call us at 1-800/321-8563. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

             3 Franklin Templeton Variable Insurance Products Trust

For More Information

The Funds of Franklin Templeton Variable Insurance Products Trust (the Trust) are generally only available as investment options in variable annuity or variable life insurance contracts. Please consult the accompanying contract prospectus for information about the terms of an investment in a contract.

You can learn more about the Funds in the following documents:


ANNUAL/SEMIANNUAL FUND REPORTS TO SHAREHOLDERS
Includes a discussion of recent market conditions and investment strategies, financial statements, detailed performance information, Fund holdings, and the auditor's report (Annual Report only).

STATEMENT OF ADDITIONAL INFORMATION
Contains more information about the Funds, their investments, policies, and risks. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or SAI, please contact your investment representative or call us at the number below.

Franklin/registered trademark/Templeton/registered trademark/ Investments 1-800/321-8563


You also can obtain information about the Funds by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov.


Investment Company Act file #811-5479                Lit. Code # FTVIPI P01 5/01

                                                                       Exhibit C

                                   Prospectus

                                   Franklin Templeton
                                   Variable Insurance
                                   Products Trust

                                   Class 2 Shares

May 1, 2001

[GRAPHIC OMITTED]

As with all fund prospectuses, the SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                              Contents

                              FRANKLIN TEMPLETON VARIABLE
------------------------------INSURANCE PRODUCTS TRUST

Information about each Fund           i   Overview
you should know before
investing                                 Individual Fund Description

                                  FGI-1   Franklin Growth and Income
                                          Securities Fund

                                          Additional Information, All Funds

                                      1   Distributions and Taxes

------------------------------FUND ACCOUNT INFORMATION

Information about Fund     2     Buying Shares
account transactions       2     Selling Shares
and services               2     Exchanging Shares
                           2     Fund Account Policies
                           3     Questions

------------------------------FOR MORE INFORMATION

Where to learn more about        Back Cover
each Fund

Franklin Templeton Variable Insurance Products Trust

OVERVIEW
--------
[GRAPHIC OMITTED]

Franklin Templeton Variable Insurance Products Trust (the Trust) currently consists of twenty-seven (27) separate series (the Fund or Funds), offering a wide variety of investment choices. Each Fund generally has two classes of shares, Class 1 and Class 2. The Funds are generally only available as investment options in variable annuity or variable life insurance contracts. The accompanying contract prospectus indicates which Funds and classes are available to you.


INVESTMENT CONSIDERATIONS

 .    Each Fund has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

 .    No single Fund can be a complete investment program; consider diversifying your Fund choices.

 .    You should evaluate each Fund in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which Funds are right for you.


RISKS

 .    There can be no assurance that any Fund will achieve its investment goal.

 .    Because you could lose money by investing in a Fund, take the time to read each Fund description and consider all risks before investing.

 .    All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your long-term investment goals.

 .    Fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Fund shares involve investment risks, including the possible loss of principal.

                  More detailed information about each Fund,
                  its investment policies, and its particular
                risks can be found in the Trust's Statement of
                         Additional Information (SAI).

MANAGEMENT

The Funds' investment managers and their affiliates manage over $225 billion in assets. In 1992, Franklin joined forces with Templeton, a pioneer in international investing. The Mutual Advisers organization became part of the Franklin Templeton organization four years later. Today, Franklin Templeton Investments is one of the largest mutual fund organizations in the United States, and offers money management expertise spanning a variety of investment objectives.

                                                                       EXHIBIT C

                   Franklin Growth and Income Securities Fund

GOALS AND STRATEGIES
--------------------

[GRAPHIC OMITTED]

GOALS The Fund's principal investment goal is capital appreciation. Its secondary goal is to provide current income.
---------------------------------

The Fund invests primarily in common stocks with current dividend yields above market average.

MAIN INVESTMENTS Under normal market conditions, the Fund will invest at least 65% of its total assets in a broadly diversified portfolio of equity securities that the Fund's manager considers to be financially strong, but undervalued by the market. To help identify such companies, the manager uses a current relative yield analysis that focuses on a company's dividend yield (calculated by dividing a stock's annual per share dividends by its per share market price). Following this strategy, the Fund will invest predominantly in common stocks that have dividend yields at least equal to the yield of the Standard & Poor's 500 Index (S&P(R) 500). The Fund seeks current income through receipt of dividends from its investments. From time to time, the Fund may have significant investments in certain sectors such as financial services. An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common and preferred stocks, and securities convertible into common stock are examples of equity securities.

In addition to the Fund's main investments, the Fund may invest in any of the following: common stocks with current dividend yields at or below the S&P(R) 500 average, convertible securities, debt securities, and real estate investment trusts (REITs). The Fund does not intend to invest more than 15% of its assets in REITs.

A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are secured and unsecured bonds, bonds convertible into common stock, zero coupon bonds, notes, and short-term debt investments. A convertible security is generally a debt security or preferred stock that may be converted into common stock. By investing in convertible securities, the Fund seeks to participate in any capital appreciation of underlying stocks, while receiving current income, which can reduce price volatility and limit loss in a down equity market. REITs are usually publicly traded companies that manage a portfolio of real estate to earn profits and tend to pay high yields since they must distribute most of their earnings.

Securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor's Ratings Group and Moody's Investor Service, Inc. are considered "investment grade." Convertible securities are often within the lower-rated categories as determined by securities ratings organizations. The Fund may invest up to 10% of its total assets in securities that are below investment grade (junk bonds), however, it will not invest more than 5% in securities rated below B or in unrated securities of comparable quality. Generally, lower-rated securities pay higher yields than more highly rated securities to compensate investors for higher risk.

PORTFOLIO SELECTION The manager is a research driven, fundamental investor, pursuing a disciplined value-oriented strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager focuses on the market price of a company's securities relative to its evaluation of the company's potential long-term earnings, asset value and cash flow, with a special emphasis on current dividend yield. The manager believes that high relative dividend yield is frequently a good indicator of value.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the Fund's assets in short-term investments, including cash or cash equivalents. Under these circumstances, the Fund may temporarily be unable to pursue its investment goals.

           FGI-1 Franklin Growth and Income Securities Fund - Class 2

[GRAPHIC OMITTED]

MAIN RISKS
------------

The Fund's main risks can affect the Fund's share price, its distributions or income and, therefore, the Fund's performance.

---------------------------------

Because the stocks the Fund holds fluctuate in price with market conditions, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.

STOCKS While stocks have historically outperformed other asset classes over the long term, their value tends to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, industries, or securities markets.

VALUE STYLE INVESTING Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. The manager may invest in such stocks if it believes the market may have overreacted to adverse developments or failed to appreciate positive changes. However, if other investors fail to recognize the company's value (and do not become buyers, or become sellers), or favor investing in faster-growing companies, value stocks may not increase in value as anticipated by the manager and may even decline further.

INTEREST RATE Common stocks with higher dividend yields can be sensitive to interest rate movements: when interest rates rise, the prices of these stocks may tend to fall. Similarly, the prices of higher yielding stocks may tend to rise when interest rates fall. Increases in interest rates also may have an effect on the companies in which the Fund normally invests because these companies may find it more difficult to obtain credit to expand, or may have more difficulty meeting interest payments.

SECTOR FOCUS By focusing on particular sectors from time to time, the Fund carries greater risk of adverse developments in a sector than a fund that always invests in a wide variety of sectors.

Financial services companies. Financial services companies are subject to extensive government regulation which may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company's profitability, and therefore its stock price, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures are all likely to have a significant impact on financial services companies.

LOWER-RATED SECURITIES Junk bonds generally have more risk than higher-rated securities, and can be considered speculative. Companies issuing high yield debt securities are not as strong financially, and are more likely to encounter financial difficulties and to be more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates. If an issuer stops paying interest and/or principal, payments may never resume. The Fund may lose its entire investment in a defaulted bond.

The prices of high yield debt securities fluctuate more than higher quality securities. Prices are especially sensitive to developments affecting the company's business and to rating changes, and typically rise and fall in response to factors that affect the company's stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, market activity, large sustained sales, a high-profile default, or other factors. High yield securities generally are less liquid than higher-quality bonds, and infrequent trades can make accurate pricing more difficult. At times, it may be difficult to sell these securities promptly at an acceptable price.

REITS The performance of a REIT depends on the types and locations of the properties it owns and on how well it manages those properties. The value of a REIT may also be affected by factors that affect the underlying properties, the real estate sector, or local or general economic conditions.

More detailed information about the Fund, its policies, and risks can be found in the SAI.

           FGI-2 Franklin Growth and Income Securities Fund - Class 2

PAST PERFORMANCE
----------------

[GRAPHIC OMITTED]

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past ten calendar years or since the Fund's inception. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by the variable insurance contract for which the Fund is an investment option. If they had been included, performance would be lower.

AVERAGE ANNUAL TOTAL RETURNS

[GRAPHIC OMITTED]

For the periods ended December 31, 2000


                                  1 Year     5 Years     10 Years
                                  -------------------------------
Franklin Growth and Income
 Securities Fund - Class 2 /1/     17.79%      13.42%      13.53%
Russell 3000 Value Index /2/        8.04%      16.48%      17.29%

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

1. All Fund performance assumes reinvestment of dividends and capital gains. Because Class 2 shares were not offered until 1/6/99, Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

2. Source: Standard & Poor's Micropal. The unmanaged Russell 3000 Value Index measures the performance of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. Indexes include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the Fund's investments.

           FGI-3 Franklin Growth and Income Securities Fund - Class 2

[GRAPHIC OMITTED]

FEES AND EXPENSES
-----------------

FRANKLIN GROWTH AND INCOME SECURITIES FUND - CLASS 2

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the Fund is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus or disclosure document for more information.

SHAREHOLDER FEES
(fees paid directly from your investment)


                                                       Class 2
--------------------------------------------------------------
Maximum sales charge (load) imposed on purchases         0.00%
Maximum deferred sales charge (load)                     0.00%

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)
--------------------------------------------------------------------------------

                                              Class 2
-----------------------------------------------------
Management fees/1/                              0.48%
Distribution and service (12b-1) fees /2/       0.25%
Other expenses                                  0.02%
                                                ---
Total annual Fund operating expenses            0.75%
                                                ====

1. The Fund administration fee is paid indirectly through the management fee.
2. While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's average daily net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

 . You invest $10,000 for the periods shown;

 . Your investment has a 5% return each year; and

 . The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


            1 Year     3 Years     5 Years     10 Years
-------------------------------------------------------
Class 2        $77        $240        $417         $931

[GRAPHIC OMITTED]

MANAGEMENT
-----------

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, California 94403-7777, is the Fund's investment manager.

MANAGEMENT TEAM The team responsible for the Fund's management is:

Frank Felicelli, CFA                Mr. Felicelli has been a manager of the Fund since 1995, and has been
SENIOR VICE PRESIDENT, ADVISERS     with Franklin Templeton Investments since 1986.

Derek Taner, CFA                    Mr. Taner has been a manager of the Fund since 2000, and has been
PORTFOLIO MANAGER, ADVISERS         with Franklin Templeton Investments since 1991.

The Fund pays Advisers a fee for managing the Fund's assets and providing certain administrative facilities and services for the Fund. For the fiscal year ended December 31, 2000, the Fund paid 0.48% of its average daily net assets to Advisers for its services.

           FGI-3 Franklin Growth and Income Securities Fund - Class 2

FINANCIAL HIGHLIGHTS
--------------------

[GRAPHIC OMITTED]

The financial highlights table provides further details to help you understand the financial performance of Class 2 shares for the past five years or since the Fund's inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, independent auditors. Their report, along with the financial statements, is included in the Fund's Annual Report (available upon request).


Class 2                                         Year ended December 31,
----------------------------------------------------------------------
                                                   2000         1999/3/
                                                ----------------------
Per share data ($)
Net asset value, beginning of year                  17.73       20.71
                                                    -----       -----
 Net investment income1                               .40         .47
 Net realized and unrealized gains (losses)          2.27        (.46)
                                                    -----       -----
Total from investment operations                     2.67         .01
                                                    -----       -----
 Distributions from net investment income           (1.11)       (.79)
 Distributions from net realized gains              (2.16)      (2.20)
                                                   ------       -----
Total distributions                                 (3.27)      (2.99)
                                                   ------       -----
Net asset value, end of year                        17.13       17.73
                                                   ======       =====
Total return (%)/2/                                 17.79        (.86)
Ratios/supplemental data
Net assets, end of year ($ x 1,000)                 2,311         789
Ratios to average net assets: (%)
 Expenses                                             .75         .75/4/
 Net investment income                               2.46        2.55/4/
Portfolio turnover rate (%)                         66.82       39.80

1. Based on average shares outstanding.
2. Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If they had been included, total return would be lower. Total return is not annualized for periods less than one year.
3. For the period January 6, 1999 (effective date) to December 31, 1999.
4. Annualized.

           FGI-5 Franklin Growth and Income Securities Fund - Class 2

Additional Information, All Funds

DISTRIBUTIONS AND TAXES
-----------------------
[GRAPHIC OMITTED]


INCOME AND CAPITAL GAINS DISTRIBUTIONS Each Fund will declare as dividends substantially all of its net investment income. Except for the Franklin Money Market Fund, each Fund typically pays dividends from net investment income and net capital gains, if any, at least annually. Dividends or distributions by the Funds will reduce the per share net asset value (NAV) by the per share amount paid.

The Franklin Money Market Fund declares a dividend each day the Fund's NAV is calculated, equal to all of its daily net income, payable as of the close of business the preceding day. The amount of dividend may fluctuate from day to day and may be omitted on some days, depending on changes in the factors that comprise the Fund's net income.

Dividends paid by a Fund will be automatically reinvested in additional shares of that Fund or, if requested, paid in cash to the insurance company shareholder.

TAX CONSIDERATIONS The tax consequences for contract owners from their investment in variable annuity or variable life insurance contracts will depend on the provisions of these contracts. Contract owners should consult the accompanying contract prospectus for more information on these tax consequences.


             1 Franklin Templeton Variable Insurance Products Trust

Fund Account Information

BUYING SHARES
-----------------
[GRAPHIC OMITTED]

Shares of each Fund are sold at net asset value (NAV) to insurance company separate accounts to serve as investment options for variable annuity or variable life insurance contracts, and for qualified pension and retirement plans. The Funds' Board of Trustees (Board) monitors this to be sure there are no material conflicts of interest between the two different types of contract owners, given their differences, including tax treatment. If there were, the Board would take corrective action.

Contract owners' payments will be allocated by the insurance company separate account to purchase shares of the Fund chosen by the contract owner, and are subject to any limits or conditions in the contract. Requests to buy shares are processed at the NAV next calculated after we receive the request in proper form. The Funds do not issue share certificates.

================================================================================

SELLING SHARES
-----------------
[GRAPHIC OMITTED]


Each insurance company shareholder sells shares of the applicable Fund to make benefit or surrender payments or to execute exchanges (transfers) between investment options under the terms of its contracts. Requests to sell shares are processed at the NAV next calculated after the Fund receives the request in proper form.

================================================================================

EXCHANGING SHARES
-----------------
[GRAPHIC OMITTED]

Contract owners may exchange shares of any one class or Fund for shares of other classes or Funds through a transfer between investment options available under a variable insurance contract, subject to the terms and any specific limitations on the exchange (or "transfer") privilege described in the contract prospectus.

Frequent exchanges can interfere with Fund management or operations and increase Fund costs. To protect shareholders, there are limits on the number and amount of Fund exchanges that may be made (please see "Market Timers" below).

================================================================================

FUND ACCOUNT POLICIES
---------------------
[GRAPHIC OMITTED]

CALCULATING SHARE PRICE The Funds calculate their NAV per share each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). Each class' NAV is calculated by dividing its net assets by the number of its shares outstanding.

The Funds' assets are generally valued at their market value, except that the Franklin Money Market Fund's assets are generally valued at their amortized cost. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If a Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of the shares may change on days that the insurance company shareholders cannot buy or sell shares.

Requests to buy and sell shares are processed on any day the Funds are open for business at the NAV next calculated after the Fund receives the request in proper form.

STATEMENTS AND REPORTS Contract owners will receive confirmations and account statements that show account transactions. Insurance company contract owners will receive the Funds' financial reports every six months from their insurance company.

If there is a dealer or other investment representative of record on the account, he or she will also receive


             2 Franklin Templeton Variable Insurance Products Trust confirmations, account statements and other information about the contract owner's account directly from the contract's administrator.


MARKET TIMERS The Funds may restrict or refuse investments by market timers. The following Funds currently do not allow investments by market timers:
Franklin Aggressive Growth Securities Fund, Franklin Global Health Care Securities Fund, Franklin High Income Fund, Franklin Rising Dividends Securities Fund, Franklin Technology Securities Fund, Franklin Value Securities Fund, Mutual Discovery Securities Fund, Mutual Shares Securities Fund, Templeton Asset Strategy Fund and Templeton Developing Markets Securities Fund.

As of July 1, 2001, the following Funds also will not allow investments by market timers: Franklin Global Communications Securities Fund, Franklin Income Securities Fund, Franklin Large Cap Growth Securities Fund, Franklin Small Cap Fund, Templeton Growth Securities Fund, Templeton International Securities Fund and Templeton International Smaller Companies Fund.

You will be considered a market timer if you have (i) requested an exchange out of the Fund within two weeks of an earlier exchange request, or (ii) exchanged shares out of the Fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the Fund's net assets, or (iv) otherwise seem to follow a timing pattern. Accounts under common ownership or control are combined for these limits.


ADDITIONAL POLICIES Please note that the Funds maintain additional policies and reserve certain rights, including:

 .    Each Fund may refuse any order to buy shares.

 .    At any time, the Funds may establish or change investment minimums.

 .    The Funds may modify or discontinue the exchange privilege on 60 days'
     notice to insurance company shareholders.

 .    You may only buy shares of the Funds eligible for sale in your state or jurisdiction.

 .    In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

 .    To permit investors to obtain the current price, insurance companies are responsible for transmitting all orders to the Fund promptly.

SHARE CLASSES Each Fund generally has two classes of shares, Class 1 and Class
2. Each class is identical except that Class 2 has a distribution plan or "rule 12b-1" plan which is described in below.

Distribution and service (12b-1) fees. Class 2 has a distribution plan, sometimes known as a rule 12b-1 plan, that allows the Funds to pay distribution fees to those who sell and distribute Class 2 shares and provide services to shareholders and contract owners. Because these fees are paid out of Class 2's assets on an on-going basis, over time these fees will increase the cost of an investment, and may cost you more than paying other types of sales charges. While the maximum amount payable under most Funds' Class 2 rule 12b-1 plan is 0.35% per year of a Fund's average net assets, the Board of Trustees has set the current rate at 0.25%. However, Franklin S&P 500 Index Fund, Franklin Strategic Income Securities Fund, Templeton Asset Strategy Fund, Templeton Developing Markets Securities Fund, Templeton Global Income Securities Fund and Templeton International Securities Fund each have a maximum rule 12b-1 plan fee of 0.25% per year. A portion of the fees payable to Franklin Templeton Distributors, Inc. (Distributors) or others under the rule 12b-1 plan may be retained by Distributors for distribution expenses.

================================================================================

QUESTIONS
-----------------
[GRAPHIC OMITTED]

More detailed information about the Trust and the Funds' account policies can be found in the Funds' Statement of Additional Information. If you have any questions about the Funds, you can write to us at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, CA 94403-7777. You can also call us at 1-800/321-8563. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

             3 Franklin Templeton Variable Insurance Products Trust

For More Information

The Funds of Franklin Templeton Variable Insurance Products Trust (the Trust) are generally only available as investment options in variable annuity or variable life insurance contracts. Please consult the accompanying contract prospectus for information about the terms of an investment in a contract.

You can learn more about the Funds in the following documents:


ANNUAL/SEMIANNUAL FUND REPORTS TO SHAREHOLDERS
Includes a discussion of recent market conditions and investment strategies, financial statements, detailed performance information, Fund holdings, and the auditor's report (Annual Report only).

STATEMENT OF ADDITIONAL INFORMATION
Contains more information about the Funds, their investments, policies, and risks. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or SAI, please contact your investment representative or call us at the number below.

Franklin/registered trademark/Templeton/registered trademark/ Investments 1-800/321-8563


You also can obtain information about the Funds by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov.


Investment Company Act file #811-5479                Lit. Code # FTVIPI P01 5/01

                                                                       Exhibit D

                                            Prospectus



                                            Franklin Templeton
                                            Variable Insurance
                                            Products Trust


                                            Class 1 Shares


May 1, 2001

[GRAPHIC OMITTED]

As with all fund prospectuses, the SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                              Contents

                              FRANKLIN TEMPLETON VARIABLE
------------------------------INSURANCE PRODUCTS TRUST


Information about each Fund           i   Overview
you should know before
investing                                 Individual Fund Description

                                FN-1      Franklin Natural Resources
                                          Securities Fund

                                          Additional Information,
                                          All Funds
                                    1     Distributions and Taxes

------------------------------FUND ACCOUNT INFORMATION

Information about Fund            2       Buying Shares

account transactions              2       Selling Shares

and services                      2       Exchanging Shares

                                  2       Fund Account Policies

                                  3       Questions

------------------------------FOR MORE INFORMATION

Where to learn more about                 Back Cover

each Fund

Franklin Templeton
Variable Insurance Products Trust


OVERVIEW
--------
[GRAPHIC OMITTED]

Franklin Templeton Variable Insurance Products Trust (the Trust) currently consists of twenty-seven (27) separate series (the Fund or Funds), offering a wide variety of investment choices. Each Fund generally has two classes of shares, Class 1 and Class 2. The Funds are generally only available as investment options in variable annuity or variable life insurance contracts. The accompanying contract prospectus indicates which Funds and classes are available to you.

INVESTMENT CONSIDERATIONS
 .        Each Fund has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.
 .        No single Fund can be a complete investment program; consider diversifying your Fund choices.
 .        You should evaluate each Fund in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which Funds are right for you.

RISKS
 .        There can be no assurance that any Fund will achieve its investment goal.
 .        Because you could lose money by investing in a Fund, take the time to read each Fund description and consider all risks before investing.
 .        All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your long-term investment goals.
 .        Fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Fund shares involve investment risks, including the possible loss of principal.

                  More detailed information about each Fund,
                  its investment policies, and its particular
                risks can be found in the Trust's Statement of
                         Additional Information (SAI).

MANAGEMENT

The Funds' investment managers and their affiliates manage over $225 billion in assets. In 1992, Franklin joined forces with Templeton, a pioneer in international investing. The Mutual Advisers organization became part of the Franklin Templeton organization four years later. Today, Franklin Templeton Investments is one of the largest mutual fund organizations in the United States, and offers money management expertise spanning a variety of investment objectives.

Franklin Natural Resources Securities Fund

GOALS AND STRATEGIES
--------------------

[LOGO]

GOALS The Fund's principal investment goal is capital appreciation. Its secondary goal is to provide current income.

MAIN INVESTMENTS Under normal market conditions, the Fund will invest at least 65% of its total assets in equity and debt securities of companies principally engaged in the natural resources sector. The Fund generally invests a substantial portion of its assets in small capitalization companies with market capitalization values (share price multiplied by the number of common stock shares outstanding) of less than $1.5 billion.

For the Fund's investment purposes, the natural resources sector includes companies that own, produce, refine, process or market natural resources. They may also provide support services for natural resources companies, for example, developing technologies or providing services, supplies or equipment related to natural resources. The natural resources sector includes industries such as energy services and technology; integrated oil; oil and gas exploration and production; chemicals; forest, paper and farming products; steel, iron ore, and aluminum production; gold and other precious metals; building materials; and environmental services. The manager expects to invest primarily in the energy industries (gas, exploration and production, oil services, and pipelines and distribution).

The Fund concentrates its investments in securities of companies in the natural resources sector.

An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common and preferred stocks, and securities convertible into common stock are examples of equity securities. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are secured and unsecured bonds, bonds convertible into common stock, notes and short-term debt investments. A convertible security is generally a debt security or preferred stock that may be converted into common stock.

The Fund may buy natural resource companies anywhere in the world, including emerging markets, but generally invests a greater percentage of its assets in U.S. companies than any other single country. In addition, the Fund will be exposed to emerging market economies through its investments in developed market companies, which often own or depend on natural resource assets in emerging market countries.

In addition to its investments in companies in the natural resources sector, and depending upon market conditions, the Fund may invest significantly in equity or debt securities outside the natural resources sector including companies involved in the development and/or production of alternative energy sources.

The Fund also may seek to generate additional income by investing up to 5% of its total assets in covered call and put options.

PORTFOLIO SELECTION The manager is a research driven, fundamental investor, using a combined "bottom-up" and "top-down" strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager looks for companies it believes are positioned for growth in revenues, earnings or assets, and are selling at reasonable prices relative to other companies in the industry. The manager relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis to choose companies it believes are highly profitable with skilled management, and that have strong growth profiles and solid financials, as well as companies with sustainable competitive advantages either through strategic asset bases or technological expertise. These are all factors the manager believes point to strong long-term growth potential.

This "bottom-up" approach is combined with a "top-down" analysis of macroeconomic trends, market sectors, and industries to take advantage of varying sector reactions to economic events. For example, the manager evaluates business cycles, yield curves, countries' changing market, economic and political conditions, the relative interest rates among currencies, and values between and within markets.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable


--------------------------------------------------------------------------------
            FN-1 Franklin Natural Resources Securities Fund - Class 1
--------------------------------------------------------------------------------
investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the Fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the Fund may temporarily be unable to pursue its investment goals.

================================================================================

MAIN RISKS
----------

[LOGO]

The Fund's main risks can affect the Fund's share price, its distributions or income and, therefore, the Fund's performance.

NATURAL RESOURCES By concentrating in the industries in the natural resources sector, the Fund carries much greater risk of adverse developments in that sector than a fund that invests in a wide variety of industries. The securities of companies in the natural resources sector may experience more price volatility than securities of companies in other sectors. Some of the commodities which these industries use or provide are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. For example, commodity prices and the supply or demand for commodities change dramatically for reasons beyond a company's control. In addition, supply and demand factors may dictate the prices at which a company acquires raw materials or sells its products or services. Moreover, many natural resources companies will hedge commodity prices seeking to create more stable and predictable cash flows. Although the Fund's managers attempt to determine the impact of such hedging, extreme events in the natural resources sector may result in these hedges becoming financial liabilities. These factors can affect the profitability of companies in the natural resources sector and, as a result, the value of their securities.

Because the stocks the Fund holds fluctuate in price with market conditions around the world, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.

Energy companies. Companies that are involved in oil or gas exploration, production, refining, marketing or distribution, or any combination of the above are greatly affected by the prices and supplies of raw materials such as oil or gas. The earnings and dividends of energy companies can fluctuate significantly as a result of international economic, political, and regulatory developments.

STOCKS While stocks have historically outperformed other asset classes over the long term, their value tends to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, industries, or securities markets.

BLEND STYLE INVESTING A "blend" strategy results in investments in both growth and value stocks, or in stocks with characteristics of both. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. However, if other investors fail to recognize the company's value (and do not become buyers, or become sellers), or favor investing in faster-growing companies, value stocks may not increase in value as anticipated by the manager and may even decline further. By combining both styles, the manager seeks to diversify the risks and lower the volatility, but there is no assurance this strategy will have that result.

FOREIGN SECURITIES Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates. Many of the Fund's investments are issued and traded in foreign currencies. Changes in foreign currencies and in currency exchange rates can increase or dramatically decrease the Fund's returns from its foreign portfolio holdings. The impact of the euro, a relatively new currency adopted by certain European countries to replace their national currencies, is unclear.

Political and economic developments. The political, economic and social structures of some countries the Fund invests in may be less stable and more volatile than those in the U.S. The risks of


--------------------------------------------------------------------------------
            FN-2 Franklin Natural Resources Securities Fund - Class 1
--------------------------------------------------------------------------------
investing in these countries include the imposition of exchange controls, internal and external conflicts, currency devaluations, foreign ownership limitations, tax increases, restrictions on the removal of currency or other assets, nationalization of assets, and expropriation. The Fund may have greater difficulty voting proxies, exercising shareholder rights and pursuing legal remedies with respect to its foreign investments.

Trading practices. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody also may involve delays in payment, delivery or recovery of money or investments.

Availability of information. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies, and there may be less publicly available information about them.

Limited markets. Certain foreign securities may be less liquid and more volatile than many U.S. securities, which could limit the Fund's ability to sell them at favorable prices.

Emerging markets. The Fund's investments in emerging markets countries are subject to all the risks of foreign investing generally, and have additional, heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. Short-term volatility in these markets, and declines of 50% or more, are not unusual.

SMALLER COMPANIES While smaller companies, and to some extent mid-size companies, may offer opportunities for capital growth, they also have significant risk. Historically, smaller company securities have been more volatile in price and have fluctuated independently from larger company securities, especially over the short term. Smaller or relatively new companies can be particularly sensitive to changing economic conditions, including increases in interest rates because it may be more difficult for them to make interest payments or to obtain credit to expand, and their growth prospects may be less certain.

For example, smaller companies may lack depth of management or may have limited financial resources for growth or development. They may have limited product lines or market share. Smaller companies may be in new industries, or their new products or services may not find an established market or may rapidly become obsolete. Smaller companies' securities may be less liquid which may adversely affect their price. Investments in these companies may be considered speculative.

CONVERTIBLE SECURITIES The value of convertible securities may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. Because its value can be influenced by many different factors, a convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

INTEREST RATE Rate changes can be sudden and unpredictable. Increases in interest rates may have an effect on the companies in which the Fund invests because they may find it more difficult to obtain credit to expand, or may have more difficulty meeting interest payments.

DERIVATIVE SECURITIES, INCLUDING COVERED CALLS AND PUTS The performance of derivative investments, depends, at least in part, on the performance of an underlying asset such as stock prices. Derivative securities used by this Fund may involve a small investment relative to the risk assumed. Their successful use will depend on the manager's ability to predict market movements. Their use may have the opposite effect of that intended, if for example, the Fund has a stock called away at an unfavorable price, or is required to purchase stocks put to it at an unfavorable price, in relation to the current market.

More detailed information about the Fund, its policies, and risks can be found in the SAI.


--------------------------------------------------------------------------------
            FN-3 Franklin Natural Resources Securities Fund - Class 1
--------------------------------------------------------------------------------

PAST PERFORMANCE
----------------

[LOGO]

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past ten calendar years or since the Fund's inception. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by the variable insurance contract for which the Fund is an investment option. If they had been included, performance would be lower.

FRANKLIN NATURAL RESOURCES SECURITIES FUND CLASS 1 ANNUAL TOTAL RETURNS/1/

                                    [GRAPH]



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2000

                                             1 Year      5 Years     10 Years
===============================================================================
Franklin Natural Resources
  Securities Fund - Class 1/1/               36.48%        2.56%       5.16%
S&P 500 Index/2/                             -9.11%       18.33%      17.46%

These returns reflect periods of rapidly rising stock markets and such gains may not continue. Ongoing stock market volatility can dramatically change the Fund's short term performance; current results may differ.

1.  All Fund performance assumes reinvestment of dividends and capital gains

2. Source: Standard & Poor's Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. Indexes include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the Fund's investments.


================================================================================

FEES AND EXPENSES
-----------------

[LOGO]

FRANKLIN NATURAL RESOURCES SECURITIES FUND - CLASS 1

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the Fund is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus or disclosure document for more information.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                                                       Class 1
===============================================================================
Maximum sales charge (load) imposed on purchases                        0.00%
Maximum deferred sales charge (load)                                    0.00%

ANNUAL FUND OPERATING EXPENSES
(expense deducted from Fund assets)

                                                                       Class 1
===============================================================================
Management fees/1/                                                      0.63%
Other expenses                                                          0.04%
                                                                        ----
Total annual Fund operating expenses                                    0.67%
                                                                        ====

1. The Fund administration fee is paid indirectly through the management fee.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

 .  You invest $10,000 for the periods shown;

 .  Your investment has a 5% return each year; and

 .  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                  1 Year     3 Years     5 Years     10 Years
===============================================================================
 Class 1                           $68         $214        $373        $835


--------------------------------------------------------------------------------
            FN-4 Franklin Natural Resources Securities Fund - Class 1
--------------------------------------------------------------------------------

MANAGEMENT
----------

[LOGO]

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, California 94403-7777, is the Fund's investment manager.

MANAGEMENT TEAM  The team responsible for the Fund's management is:

Michael R. Ward
PORTFOLIO MANAGER, ADVISERS

Mr. Ward has been a manager of the Fund since 1999, and has been with Franklin Templeton Investments since 1992.

Steve Land
PORTFOLIO MANAGER, ADVISERS

Mr. Land has been a manager of the Fund since 1999, and has been with Franklin Templeton Investments since 1997.

The Fund pays Advisers a fee for managing the Fund's assets and providing certain administrative facilities and services for the Fund. For the fiscal year ended December 31, 2000, the Fund paid 0.63% of its average daily net assets to Advisers for its services.

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FINANCIAL HIGHLIGHTS
--------------------

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The financial highlights table provides further details to help you understand the financial performance of Class 1 shares for the past five years or since the Fund's inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, independent auditors. Their report, along with the financial statements, is included in the Fund's Annual Report (available upon request).

Class 1                                                     Year ended December 31,
=================================================================================================
                                                  2000     1999      1998      1997      1996
                                                ===============================================
Per share data ($)
Net asset value, beginning of year                10.93     8.39     11.41     14.29      14.08
                                                 ------   ------    ------    ------    -------
 Net investment income/1/                           .11      .06       .15       .15        .15
 Net realized and unrealized gains (losses)        3.85     2.64     (3.02)    (2.83)       .44
                                                 ------   ------    ------    ------    -------
Total from investment operations                   3.96     2.70     (2.87)    (2.68)       .59
                                                 ------   ------    ------    ------    -------
 Distributions from net investment income          (.08)    (.16)     (.15)     (.20)      (.20)
 Distributions from net realized gains               --       --        --        --       (.18)
                                                 ------   ------    ------    ------    -------
Total distributions                                (.08)    (.16)     (.15)     (.20)      (.38)
                                                 ------   ------    ------    ------    -------
Net asset value, end of year                      14.81    10.93      8.39     11.41      14.29
                                                 ======   ======    ======    ======    =======
Total return (%)/2/                               36.48    32.25    (25.38)   (18.98)      4.00

Ratios/supplemental data
Net assets, end of year ($ x 1,000)              48,739   42,861    45,927    74,924    109,579
Ratios to average net assets: (%)
 Expenses                                           .67      .66       .64       .69        .65
 Net investment income                              .88     0.64      1.21      1.00       1.00
Portfolio turnover rate (%)                       69.81    51.19     64.68     85.22      21.77

1. Based on average shares outstanding effective year ended December 31, 1999.

2. Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If they had been included, total return would be lower.


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            FN-5 Franklin Natural Resources Securities Fund - Class 1
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Additional Information, All Funds

DISTRIBUTIONS AND TAXES
-----------------------
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INCOME AND CAPITAL GAINS DISTRIBUTIONS Each Fund will declare as dividends substantially all of its net investment income. Except for the Franklin Money Market Fund, each Fund typically pays dividends from net investment income and net capital gains, if any, at least annually. Dividends or distributions by the Funds will reduce the per share net asset value (NAV) by the per share amount paid.

The Franklin Money Market Fund declares a dividend each day the Fund's NAV is calculated, equal to all of its daily net income, payable as of the close of business the preceding day. The amount of dividend may fluctuate from day to day and may be omitted on some days, depending on changes in the factors that comprise the Fund's net income.

Dividends paid by a Fund will be automatically reinvested in additional shares of that Fund or, if requested, paid in cash to the insurance company shareholder.

TAX CONSIDERATIONS The tax consequences for contract owners from their investment in variable annuity or variable life insurance contracts will depend on the provisions of these contracts. Contract owners should consult the accompanying contract prospectus for more information on these tax consequences.


             1 Franklin Templeton Variable Insurance Products Trust

Fund Account Information

BUYING SHARES
-----------------
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Shares of each Fund are sold at net asset value (NAV) to insurance company separate accounts to serve as investment options for variable annuity or variable life insurance contracts, and for qualified pension and retirement plans. The Funds' Board of Trustees (Board) monitors this to be sure there are no material conflicts of interest between the two different types of contract owners, given their differences, including tax treatment. If there were, the Board would take corrective action.

Contract owners' payments will be allocated by the insurance company separate account to purchase shares of the Fund chosen by the contract owner, and are subject to any limits or conditions in the contract. Requests to buy shares are processed at the NAV next calculated after we receive the request in proper form. The Funds do not issue share certificates.

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SELLING SHARES
-----------------
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Each insurance company shareholder sells shares of the applicable Fund to make benefit or surrender payments or to execute exchanges (transfers) between investment options under the terms of its contracts. Requests to sell shares are processed at the NAV next calculated after the Fund receives the request in proper form.

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EXCHANGING SHARES
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Contract owners may exchange shares of any one class or Fund for shares of other classes or Funds through a transfer between investment options available under a variable insurance contract, subject to the terms and any specific limitations on the exchange (or "transfer") privilege described in the contract prospectus.

Frequent exchanges can interfere with Fund management or operations and increase Fund costs. To protect shareholders, there are limits on the number and amount of Fund exchanges that may be made (please see "Market Timers" below).

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FUND ACCOUNT POLICIES
---------------------
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CALCULATING SHARE PRICE The Funds calculate their NAV per share each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). Each class' NAV is calculated by dividing its net assets by the number of its shares outstanding.

The Funds' assets are generally valued at their market value, except that the Franklin Money Market Fund's assets are generally valued at their amortized cost. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If a Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of the shares may change on days that the insurance company shareholders cannot buy or sell shares.

Requests to buy and sell shares are processed on any day the Funds are open for business at the NAV next calculated after the Fund receives the request in proper form.

STATEMENTS AND REPORTS Contract owners will receive confirmations and account statements that show account transactions. Insurance company contract owners will receive the Funds' financial reports every six months from their insurance company.

If there is a dealer or other investment representative of record on the account, he or she will also receive


             2 Franklin Templeton Variable Insurance Products Trust confirmations, account statements and other information about the contract owner's account directly from the contract's administrator.


MARKET TIMERS The Funds may restrict or refuse investments by market timers. The following Funds currently do not allow investments by market timers:
Franklin Aggressive Growth Securities Fund, Franklin Global Health Care Securities Fund, Franklin High Income Fund, Franklin Rising Dividends Securities Fund, Franklin Technology Securities Fund, Franklin Value Securities Fund, Mutual Discovery Securities Fund, Mutual Shares Securities Fund, Templeton Asset Strategy Fund and Templeton Developing Markets Securities Fund.

As of July 1, 2001, the following Funds also will not allow investments by market timers: Franklin Global Communications Securities Fund, Franklin Income Securities Fund, Franklin Large Cap Growth Securities Fund, Franklin Small Cap Fund, Templeton Growth Securities Fund, Templeton International Securities Fund and Templeton International Smaller Companies Fund.

You will be considered a market timer if you have (i) requested an exchange out of the Fund within two weeks of an earlier exchange request, or (ii) exchanged shares out of the Fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the Fund's net assets, or (iv) otherwise seem to follow a timing pattern. Accounts under common ownership or control are combined for these limits.


ADDITIONAL POLICIES Please note that the Funds maintain additional policies and reserve certain rights, including:

 .    Each Fund may refuse any order to buy shares.

 .    At any time, the Funds may establish or change investment minimums.

 .    The Funds may modify or discontinue the exchange privilege on 60 days'
     notice to insurance company shareholders.

 .    You may only buy shares of the Funds eligible for sale in your state or jurisdiction.

 .    In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

 .    To permit investors to obtain the current price, insurance companies are responsible for transmitting all orders to the Fund promptly.

SHARE CLASSES Each Fund generally has two classes of shares, Class 1 and Class
2. Each class is identical except that Class 2 has a distribution plan or "rule 12b-1" plan which is described in prospectuses offering Class 2 shares.

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QUESTIONS
-----------------
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More detailed information about the Trust and the Funds' account policies can be found in the Funds' Statement of Additional Information. If you have any questions about the Funds, you can write to us at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, CA 94403-7777. You can also call us at 1-800/321-8563. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

             3 Franklin Templeton Variable Insurance Products Trust

For More Information

The Funds of Franklin Templeton Variable Insurance Products Trust (the Trust) are generally only available as investment options in variable annuity or variable life insurance contracts. Please consult the accompanying contract prospectus for information about the terms of an investment in a contract.

You can learn more about the Funds in the following documents:


ANNUAL/SEMIANNUAL FUND REPORTS TO SHAREHOLDERS
Includes a discussion of recent market conditions and investment strategies, financial statements, detailed performance information, Fund holdings, and the auditor's report (Annual Report only).

STATEMENT OF ADDITIONAL INFORMATION
Contains more information about the Funds, their investments, policies, and risks. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or SAI, please contact your investment representative or call us at the number below.

Franklin/registered trademark/Templeton/registered trademark/ Investments 1-800/321-8563


You also can obtain information about the Funds by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov.


Investment Company Act file #811-5479                Lit. Code # FTVIPI P01 5/01

                                                                       Exhibit E

                                                  Prospectus

                                                  Franklin Templeton
                                                  Variable Insurance
                                                  Products Trust

                                                  Class 2 Shares

May 1, 2001

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As with all fund prospectuses, the SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                              Contents

                              FRANKLIN TEMPLETON VARIABLE
------------------------------INSURANCE PRODUCTS TRUST

Information about each Fund           i   Overview
you should know before
investing                                 Individual Fund Description

                                   FN-1   Franklin Natural Resources
                                          Securities Fund

                                          Additional Information, All Funds

                                      1   Distributions and Taxes

------------------------------FUND ACCOUNT INFORMATION

Information about Fund     2     Buying Shares
account transactions       2     Selling Shares
and services               2     Exchanging Shares
                           2     Fund Account Policies
                           3     Questions

------------------------------FOR MORE INFORMATION

Where to learn more about        Back Cover
each Fund

Franklin Templeton Variable Insurance Products Trust

OVERVIEW
--------
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Franklin Templeton Variable Insurance Products Trust (the Trust) currently consists of twenty-seven (27) separate series (the Fund or Funds), offering a wide variety of investment choices. Each Fund generally has two classes of shares, Class 1 and Class 2. The Funds are generally only available as investment options in variable annuity or variable life insurance contracts. The accompanying contract prospectus indicates which Funds and classes are available to you.


INVESTMENT CONSIDERATIONS

 .        Each Fund has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.
 .        No single Fund can be a complete investment program; consider diversifying your Fund choices.

 .        You should evaluate each Fund in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which Funds are right for you.


RISKS

 .        There can be no assurance that any Fund will achieve its investment goal.
 .        Because you could lose money by investing in a Fund, take the time to read each Fund description and consider all risks before investing.
 .        All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your long-term investment goals.

 .        Fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Fund shares involve investment risks, including the possible loss of principal.

                  More detailed information about each Fund,
                  its investment policies, and its particular
                risks can be found in the Trust's Statement of
                         Additional Information (SAI).

MANAGEMENT


The Funds' investment managers and their affiliates manage over $225 billion in assets. In 1992, Franklin joined forces with Templeton, a pioneer in international investing. The Mutual Advisers organization became part of the Franklin Templeton organization four years later. Today, Franklin Templeton Investments is one of the largest mutual fund organizations in the United States, and offers money management expertise spanning a variety of investment objectives.

Franklin Natural Resources Securities Fund

GOALS AND STRATEGIES
--------------------

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GOALS The Fund's principal investment goal is capital appreciation. Its secondary goal is to provide current income.

MAIN INVESTMENTS Under normal market conditions, the Fund will invest at least 65% of its total assets in equity and debt securities of companies principally engaged in the natural resources sector. The Fund generally invests a substantial portion of its assets in small capitalization companies with market capitalization values (share price multiplied by the number of common stock shares outstanding) of less than $1.5 billion.

For the Fund's investment purposes, the natural resources sector includes companies that own, produce, refine, process or market natural resources. They may also provide support services for natural resources companies, for example, developing technologies or providing services, supplies or equipment related to natural resources. The natural resources sector includes industries such as energy services and technology; integrated oil; oil and gas exploration and production; chemicals; forest, paper and farming products; steel, iron ore, and aluminum production; gold and other precious metals; building materials; and environmental services. The manager expects to invest primarily in the energy industries (gas, exploration and production, oil services, and pipelines and distribution).

The Fund concentrates its investments in securities of companies in the natural resources sector.

An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common and preferred stocks, and securities convertible into common stock are examples of equity securities. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are secured and unsecured bonds, bonds convertible into common stock, notes and short-term debt investments. A convertible security is generally a debt security or preferred stock that may be converted into common stock.

The Fund may buy natural resource companies anywhere in the world, including emerging markets, but generally invests a greater percentage of its assets in U.S. companies than any other single country. In addition, the Fund will be exposed to emerging market economies through its investments in developed market companies, which often own or depend on natural resource assets in emerging market countries.

In addition to its investments in companies in the natural resources sector, and depending upon market conditions, the Fund may invest significantly in equity or debt securities outside the natural resources sector including companies involved in the development and/or production of alternative energy sources.

The Fund also may seek to generate additional income by investing up to 5% of its total assets in covered call and put options.

PORTFOLIO SELECTION The manager is a research driven, fundamental investor, using a combined "bottom-up" and "top-down" strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager looks for companies it believes are positioned for growth in revenues, earnings or assets, and are selling at reasonable prices relative to other companies in the industry. The manager relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis to choose companies it believes are highly profitable with skilled management, and that have strong growth profiles and solid financials, as well as companies with sustainable competitive advantages either through strategic asset bases or technological expertise. These are all factors the manager believes point to strong long-term growth potential.

This "bottom-up" approach is combined with a "top-down" analysis of macroeconomic trends, market sectors, and industries to take advantage of varying sector reactions to economic events. For example, the manager evaluates business cycles, yield curves, countries' changing market, economic and political conditions, the relative interest rates among currencies, and values between and within markets.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable

           ---------------------------------------------------------
           FN-1 Franklin Natural Resources Securities Fund - Class 2
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investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the Fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the Fund may temporarily be unable to pursue its investment goals.

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MAIN RISKS
----------

The Fund's main risks can affect the Fund's share price, its distributions or income and, therefore, the Fund's performance.

NATURAL RESOURCES By concentrating in the industries in the natural resources sector, the Fund carries much greater risk of adverse developments in that sector than a fund that invests in a wide variety of industries. The securities of companies in the natural resources sector may experience more price volatility than securities of companies in other sectors. Some of the commodities which these industries use or provide are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. For example, commodity prices and the supply or demand for commodities change dramatically for reasons beyond a company's control. In addition, supply and demand factors may dictate the prices at which a company acquires raw materials or sells its products or services. Moreover, many natural resources companies will hedge commodity prices seeking to create more stable and predictable cash flows. Although the Fund's managers attempt to determine the impact of such hedging, extreme events in the natural resources sector may result in these hedges becoming financial liabilities. These factors can affect the profitability of companies in the natural resources sector and, as a result, the value of their securities.

Because the stocks the Fund holds fluctuate in price with market conditions around the world, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.

Energy companies. Companies that are involved in oil or gas exploration, production, refining, marketing or distribution, or any combination of the above are greatly affected by the prices and supplies of raw materials such as oil or gas. The earnings and dividends of energy companies can fluctuate significantly as a result of international economic, political, and regulatory developments.

STOCKS While stocks have historically outperformed other asset classes over the long term, their value tends to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, industries, or securities markets.

BLEND STYLE INVESTING A "blend" strategy results in investments in both growth and value stocks, or in stocks with characteristics of both. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. However, if other investors fail to recognize the company's value (and do not become buyers, or become sellers), or favor investing in faster-growing companies, value stocks may not increase in value as anticipated by the manager and may even decline further. By combining both styles, the manager seeks to diversify the risks and lower the volatility, but there is no assurance this strategy will have that result.

FOREIGN SECURITIES Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates. Many of the Fund's investments are issued and traded in foreign currencies. Changes in foreign currencies and in currency exchange rates can increase or dramatically decrease the Fund's returns from its foreign portfolio holdings. The impact of the euro, a relatively new currency adopted by certain European countries to replace their national currencies, is unclear.

Political and economic developments. The political, economic and social structures of some countries the Fund invests in may be less stable and more volatile than those in the U.S. The risks of

           ---------------------------------------------------------
           FN-2 Franklin Natural Resources Securities Fund - Class 2
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investing in these countries include the imposition of exchange controls, internal and external conflicts, currency devaluations, foreign ownership limitations, tax increases, restrictions on the removal of currency or other assets, nationalization of assets, and expropriation. The Fund may have greater difficulty voting proxies, exercising shareholder rights and pursuing legal remedies with respect to its foreign investments.

Trading practices. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody also may involve delays in payment, delivery or recovery of money or investments.

Availability of information. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies, and there may be less publicly available information about them.

Limited markets. Certain foreign securities may be less liquid and more volatile than many U.S. securities, which could limit the Fund's ability to sell them at favorable prices.

Emerging markets. The Fund's investments in emerging markets countries are subject to all the risks of foreign investing generally, and have additional, heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. Short-term volatility in these markets, and declines of 50% or more, are not unusual.

SMALLER COMPANIES While smaller companies, and to some extent mid-size companies, may offer opportunities for capital growth, they also have significant risk. Historically, smaller company securities have been more volatile in price and have fluctuated independently from larger company securities, especially over the short term. Smaller or relatively new companies can be particularly sensitive to changing economic conditions, including increases in interest rates because it may be more difficult for them to make interest payments or to obtain credit to expand, and their growth prospects may be less certain.

For example, smaller companies may lack depth of management or may have limited financial resources for growth or development. They may have limited product lines or market share. Smaller companies may be in new industries, or their new products or services may not find an established market or may rapidly become obsolete. Smaller companies' securities may be less liquid which may adversely affect their price. Investments in these companies may be considered speculative.

CONVERTIBLE SECURITIES The value of convertible securities may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. Because its value can be influenced by many different factors, a convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

INTEREST RATE Rate changes can be sudden and unpredictable. Increases in interest rates may have an effect on the companies in which the Fund invests because they may find it more difficult to obtain credit to expand, or may have more difficulty meeting interest payments.

DERIVATIVE SECURITIES, INCLUDING COVERED CALLS AND PUTS The performance of derivative investments, depends, at least in part, on the performance of an underlying asset such as stock prices. Derivative securities used by this Fund may involve a small investment relative to the risk assumed. Their successful use will depend on the manager's ability to predict market movements. Their use may have the opposite effect of that intended, if for example, the Fund has a stock called away at an unfavorable price, or is required to purchase stocks put to it at an unfavorable price, in relation to the current market.

More detailed information about the Fund, its policies, and risks can be found in the SAI.

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           FN-3 Franklin Natural Resources Securities Fund - Class 2
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PAST PERFORMANCE
----------------

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This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past ten calendar years or since the Fund's inception. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by the variable insurance contract for which the Fund is an investment option. If they had been included, performance would be lower.

[LOGO]

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2000

                                                    1 Year    5 Years   10 Years
--------------------------------------------------------------------------------
 Franklin Natural Resources
  Securities Fund - Class 2/1/                      36.26%     2.49%       5.12%
 S&P 500 Index/2/                                   -9.11%    18.33%      17.46%

These returns reflect periods of rapidly rising stock markets and such gains may not continue. Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

1. All Fund performance assumes reinvestment of dividends and capital gains. Because Class 2 shares were not offered until 1/6/99, Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

2. Source: Standard & Poor's Micropal. The S&P 500/registered trademark/ Index is an unmanaged group of widely held common stocks covering a variety of industries. Indexes include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the Fund's investments.

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           FN-4 Franklin Natural Resources Securities Fund - Class
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FEES AND EXPENSES
-----------------

FRANKLIN NATURAL RESOURCES SECURITIES FUND - CLASS 2

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the Fund is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus or disclosure document for more information.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                                                         Class 2
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases                           0.00%
Maximum deferred sales charge (load)                                       0.00%

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

                                                                         Class 2
--------------------------------------------------------------------------------
Management fees1                                                           0.63%
Distribution and service (12b-1) fees/2/                                   0.25%
Other expenses                                                             0.04%
                                                                           ----
Total annual Fund operating expenses                                       0.92%
                                                                           ====

1. The Fund administration fee is paid indirectly through the management fee.
2. While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's average daily net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

 . You invest $10,000 for the periods shown;

 . Your investment has a 5% return each year; and

 . The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 Year     3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
Class 2                                 $94        $293        $509       $1,131

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MANAGEMENT
----------

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, California 94403-7777, is the Fund's investment manager.

MANAGEMENT TEAM The team responsible for the Fund's management is:

Michael R. Ward                 Mr. Ward has been a manager of the Fund since 1999, and has been
PORTFOLIO MANAGER, ADVISERS     with Franklin Templeton Investments since 1992.

Steve Land                      Mr. Land has been a manager of the Fund since 1999, and has been with
PORTFOLIO MANAGER, ADVISERS     Franklin Templeton Investments since 1997.

The Fund pays Advisers a fee for managing the Fund's assets and providing certain administrative facilities and services for the Fund. For the fiscal year ended December 31, 2000, the Fund paid 0.63% of its average daily net assets to Advisers for its services.

        ---------------------------------------------------------
        FN-5 Franklin Natural Resources Securities Fund - Class 2
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FINANCIAL HIGHLIGHTS
--------------------

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The financial highlights table provides further details to help you understand the financial performance of Class 2 shares for the past five years or since the Fund's inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, independent auditors. Their report, along with the financial statements, is included in the Fund's Annual Report (available upon request).

Class 2                                                  Year ended December 31,
--------------------------------------------------------------------------------
                                                               2000      1999/3/
                                                        ------------------------
Per share data ($)
Net asset value, beginning of year ....................       10.91         8.70
                                                              -----        -----
 Net investment income/1/ .............................         .07          .02
 Net realized and unrealized gains ....................        3.86         2.35
                                                              -----        -----
Total from investment operations ......................        3.93         2.37
                                                              -----        -----
Distributions from net investment income ..............        (.06)        (.16)
                                                            --------       -----
Net asset value, end of year ..........................       14.78        10.91
                                                            =======        =====
Total return (%)/2/ ...................................       36.26        27.30

Ratios/supplemental data
Net assets, end of year ($ x 1,000) ...................       2,430           68
Ratios to average net assets: (%)
 Expenses .............................................         .92          .92/4/
 Net investment income ................................         .53          .23/4/
Portfolio turnover rate (%) ...........................       69.81        51.19

1. Based on average shares outstanding.
2. Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If they had been included, total return would be lower. Total return is not annualized for periods less than one year.
3. For the period January 6, 1999 (effective date) to December 31, 1999.
4. Annualized.

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           FN-6 Franklin Natural Resources Securities Fund - Class 2
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Additional Information, All Funds

DISTRIBUTIONS AND TAXES
-----------------------
[GRAPHIC OMITTED]


INCOME AND CAPITAL GAINS DISTRIBUTIONS Each Fund will declare as dividends substantially all of its net investment income. Except for the Franklin Money Market Fund, each Fund typically pays dividends from net investment income and net capital gains, if any, at least annually. Dividends or distributions by the Funds will reduce the per share net asset value (NAV) by the per share amount paid.

The Franklin Money Market Fund declares a dividend each day the Fund's NAV is calculated, equal to all of its daily net income, payable as of the close of business the preceding day. The amount of dividend may fluctuate from day to day and may be omitted on some days, depending on changes in the factors that comprise the Fund's net income.

Dividends paid by a Fund will be automatically reinvested in additional shares of that Fund or, if requested, paid in cash to the insurance company shareholder.

TAX CONSIDERATIONS The tax consequences for contract owners from their investment in variable annuity or variable life insurance contracts will depend on the provisions of these contracts. Contract owners should consult the accompanying contract prospectus for more information on these tax consequences.


             1 Franklin Templeton Variable Insurance Products Trust

Fund Account Information

BUYING SHARES
-----------------
[GRAPHIC OMITTED]

Shares of each Fund are sold at net asset value (NAV) to insurance company separate accounts to serve as investment options for variable annuity or variable life insurance contracts, and for qualified pension and retirement plans. The Funds' Board of Trustees (Board) monitors this to be sure there are no material conflicts of interest between the two different types of contract owners, given their differences, including tax treatment. If there were, the Board would take corrective action.

Contract owners' payments will be allocated by the insurance company separate account to purchase shares of the Fund chosen by the contract owner, and are subject to any limits or conditions in the contract. Requests to buy shares are processed at the NAV next calculated after we receive the request in proper form. The Funds do not issue share certificates.

================================================================================

SELLING SHARES
-----------------
[GRAPHIC OMITTED]


Each insurance company shareholder sells shares of the applicable Fund to make benefit or surrender payments or to execute exchanges (transfers) between investment options under the terms of its contracts. Requests to sell shares are processed at the NAV next calculated after the Fund receives the request in proper form.

================================================================================

EXCHANGING SHARES
-----------------
[GRAPHIC OMITTED]

Contract owners may exchange shares of any one class or Fund for shares of other classes or Funds through a transfer between investment options available under a variable insurance contract, subject to the terms and any specific limitations on the exchange (or "transfer") privilege described in the contract prospectus.

Frequent exchanges can interfere with Fund management or operations and increase Fund costs. To protect shareholders, there are limits on the number and amount of Fund exchanges that may be made (please see "Market Timers" below).

================================================================================

FUND ACCOUNT POLICIES
---------------------
[GRAPHIC OMITTED]

CALCULATING SHARE PRICE The Funds calculate their NAV per share each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). Each class' NAV is calculated by dividing its net assets by the number of its shares outstanding.

The Funds' assets are generally valued at their market value, except that the Franklin Money Market Fund's assets are generally valued at their amortized cost. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If a Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of the shares may change on days that the insurance company shareholders cannot buy or sell shares.

Requests to buy and sell shares are processed on any day the Funds are open for business at the NAV next calculated after the Fund receives the request in proper form.

STATEMENTS AND REPORTS Contract owners will receive confirmations and account statements that show account transactions. Insurance company contract owners will receive the Funds' financial reports every six months from their insurance company.

If there is a dealer or other investment representative of record on the account, he or she will also receive


             2 Franklin Templeton Variable Insurance Products Trust confirmations, account statements and other information about the contract owner's account directly from the contract's administrator.


MARKET TIMERS The Funds may restrict or refuse investments by market timers. The following Funds currently do not allow investments by market timers:
Franklin Aggressive Growth Securities Fund, Franklin Global Health Care Securities Fund, Franklin High Income Fund, Franklin Rising Dividends Securities Fund, Franklin Technology Securities Fund, Franklin Value Securities Fund, Mutual Discovery Securities Fund, Mutual Shares Securities Fund, Templeton Asset Strategy Fund and Templeton Developing Markets Securities Fund.

As of July 1, 2001, the following Funds also will not allow investments by market timers: Franklin Global Communications Securities Fund, Franklin Income Securities Fund, Franklin Large Cap Growth Securities Fund, Franklin Small Cap Fund, Templeton Growth Securities Fund, Templeton International Securities Fund and Templeton International Smaller Companies Fund.

You will be considered a market timer if you have (i) requested an exchange out of the Fund within two weeks of an earlier exchange request, or (ii) exchanged shares out of the Fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the Fund's net assets, or (iv) otherwise seem to follow a timing pattern. Accounts under common ownership or control are combined for these limits.


ADDITIONAL POLICIES Please note that the Funds maintain additional policies and reserve certain rights, including:

 .    Each Fund may refuse any order to buy shares.

 .    At any time, the Funds may establish or change investment minimums.

 .    The Funds may modify or discontinue the exchange privilege on 60 days'
     notice to insurance company shareholders.

 .    You may only buy shares of the Funds eligible for sale in your state or jurisdiction.

 .    In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

 .    To permit investors to obtain the current price, insurance companies are responsible for transmitting all orders to the Fund promptly.

SHARE CLASSES Each Fund generally has two classes of shares, Class 1 and Class
2. Each class is identical except that Class 2 has a distribution plan or "rule 12b-1" plan which is described in below.

Distribution and service (12b-1) fees. Class 2 has a distribution plan, sometimes known as a rule 12b-1 plan, that allows the Funds to pay distribution fees to those who sell and distribute Class 2 shares and provide services to shareholders and contract owners. Because these fees are paid out of Class 2's assets on an on-going basis, over time these fees will increase the cost of an investment, and may cost you more than paying other types of sales charges. While the maximum amount payable under most Funds' Class 2 rule 12b-1 plan is 0.35% per year of a Fund's average net assets, the Board of Trustees has set the current rate at 0.25%. However, Franklin S&P 500 Index Fund, Franklin Strategic Income Securities Fund, Templeton Asset Strategy Fund, Templeton Developing Markets Securities Fund, Templeton Global Income Securities Fund and Templeton International Securities Fund each have a maximum rule 12b-1 plan fee of 0.25% per year. A portion of the fees payable to Franklin Templeton Distributors, Inc. (Distributors) or others under the rule 12b-1 plan may be retained by Distributors for distribution expenses.

================================================================================

QUESTIONS
-----------------
[GRAPHIC OMITTED]

More detailed information about the Trust and the Funds' account policies can be found in the Funds' Statement of Additional Information. If you have any questions about the Funds, you can write to us at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, CA 94403-7777. You can also call us at 1-800/321-8563. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

             3 Franklin Templeton Variable Insurance Products Trust

For More Information

The Funds of Franklin Templeton Variable Insurance Products Trust (the Trust) are generally only available as investment options in variable annuity or variable life insurance contracts. Please consult the accompanying contract prospectus for information about the terms of an investment in a contract.

You can learn more about the Funds in the following documents:


ANNUAL/SEMIANNUAL FUND REPORTS TO SHAREHOLDERS
Includes a discussion of recent market conditions and investment strategies, financial statements, detailed performance information, Fund holdings, and the auditor's report (Annual Report only).

STATEMENT OF ADDITIONAL INFORMATION
Contains more information about the Funds, their investments, policies, and risks. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or SAI, please contact your investment representative or call us at the number below.

Franklin/registered trademark/Templeton/registered trademark/ Investments 1-800/321-8563


You also can obtain information about the Funds by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov.


Investment Company Act file #811-5479                Lit. Code # FTVIPI P01 5/01

                                                                       Exhibit F

                   Franklin Growth and Income Securities Fund

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Franklin Growth and Income Securities Fund (formerly Franklin Growth and Income Fund) seeks capital appreciation, with current income as a secondary goal. The Fund invests primarily in common stocks offering above-market current dividend yields, and may invest a smaller portion in foreign securities, including emerging markets.
--------------------------------------------------------------------------------

The year 2000 witnessed a reversal in the U.S. economy and stock markets. For the first time in nearly 10 years, the economy experienced a significant slowdown, and the earnings growth environment for many companies deteriorated substantially. In addition, most major U.S. stock market indexes posted negative annual returns after recording an unprecedented five consecutive years of double-digit gains. Ironically, the average stock, which declined from April 1998 through December 1999, delivered positive results for the year. By our calculation, the equal weighted average total return for stocks in the Russell 3000 Index increased 6.95% during the period./1/

Investment performance trends between value and growth stocks also reversed in the past year. After significantly outpacing value issues for the past five years, growth stocks such as those in the technology sector, generally experienced disappointing results in 2000. From December 31, 1999, through December 31, 2000, the Russell 3000 Growth Index fell 22.42%, while the Russell 3000 Value Index, the Fund's benchmark, delivered a positive return of 8.04%.2 Franklin Growth and Income Securities Fund, which normally invests in value stocks that offer above-average dividend yields, benefited from this shift toward value-style investing.

The Fund seeks to invest in securities that offer attractive valuations and provide current income. We search for companies selling at bargain prices according to measurements such as relative dividend yields, book value, revenues and normalized earnings. This generally entails investing in stocks of quality companies at what we feel are temporarily depressed prices. Many consumer product, pharmaceutical, energy, real estate and utility companies offered such opportunities during the past two years when investors seemed excessively optimistic

1. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
2. Source: Standard and Poor's Micropal. For an index description, please see the Index Definitions following the Fund Summaries.

                                                                          FGI-1

             Top 10 Holdings
        Franklin Growth and Income
             Securities Fund
                 12/31/00
 Company                        % of Total
 Industry                       Net Assets
----------------------------- ------------
   Verizon Communications           2.7%
   Communications
   SBC Communications Inc.          2.5%
   Communications
   Fleet Boston Financial
   Corp.                            2.0%
   Finance
   Philip Morris Cos. Inc.          2.0%
   Consumer Non-Durables
   Bristol-Myers Squibb Co.         1.9%
   Health Technology
   Conoco Inc., B                   1.8%
   Energy Minerals
   Electronic Data Systems
   Corp.                            1.8%
   Technology Services
   R.J. Reynolds Tobacco
   Holdings Inc.                    1.8%
   Consumer Non-Durables
   Equity Residential
   Properties                       1.8%
   Real Estate
   Washington Mutual Inc.           1.7%
   Finance

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

about Internet-related issues. At the same time, we look to collect current investment returns, in the form of dividends, which can provide a cushion against possible stock declines.

We remained overweighted, relative to our benchmark, in utilities and real estate investment trusts (REIT). These traditionally high dividend yielding industries were standout performers during the year largely due to strong fundamentals and lower interest rates. The Fund's holdings in industry leaders Duke Energy and Equity Office Properties posted gains of 70% and 32% for the year. Our consumer non-durable investments also experienced strong returns. We were the beneficiaries of Bestfoods being acquired by Unilever, and we took advantage of exceptional investment opportunities in companies such as Procter & Gamble and Kimberly-Clark. Capitalizing on the tobacco industry's improving litigation environment, we also invested in industry leaders Philip Morris and R.J. Reynolds. Returns for these holdings were 91% and 71% from time of purchase during the period. Our health care investments including our new purchases, Johnson & Johnson and Bristol-Myers Squibb, also performed well. We initiated positions in both stocks when they temporarily traded at lower prices early in the year, but they appreciated over 40% by year's end. As selected holdings across these industries met our price targets, we began taking profits.

Financial stocks, which remained the Fund's largest industry weighting, also achieved solid results during the 12-month period. Our insurance and savings bank holdings, such as MetLife Capital and Washington Mutual, were exceptional performers. Both stocks increased more than 100% during the year mainly due to lower interest rates and an improving underwriting cycle. While we continued to maintain substantial investments in this industry, we took advantage of recent strength to trim some positions and focus on higher quality companies. In our opinion, an economic slowdown will likely lead to increased credit losses for many financial institutions.

Heading the list of disappointments for the year were our investments in telecommunications companies, most notably AT&T. During the period, we reduced several holdings in response to weak revenue growth and increasing costs associated with infrastructure build-out for new communication services. Although the industry experienced a major "shake-out," we believe that as the focal point of the information revolution, its long-term growth potential remains excellent. Accordingly, we will look to add to our investments as opportunities arise and earnings improve.

FGI-2

The Fund's technology investments yielded mixed results but significantly outperformed technology stocks in general. When several of our holdings reached our price objectives early in the year, we realized profits in our positions in Hewlett-Packard and International Business Machines (IBM). These stocks and numerous other technology issues declined precipitously and indiscriminately since the first quarter of the year. With price declines for many industry leaders in rapidly growing markets, we took the opportunity to acquire shares in semiconductor manufacturer Intel and fiber-optic producer Corning.

In our opinion, selected retail stocks also represented excellent valuations. Responding to a softening economy, stocks of many retail leaders dropped to their lowest relative values in years according to our analysis. New investments during the period included Target, Home Depot and Intimate Brands.

Looking forward, we believe that the outlook for our value-oriented investment strategy continues to be excellent. While growth stocks have dominated since the mid 1990s, value investing remains the better long-term performer. Value stocks generated approximately 13% annual returns versus 10% for growth issues over the past 70 years according to Ibbotson Associates. In addition, valuation disparities between growth and value issues remain at historically extreme levels. We believe the investment cycle has turned in value stocks' favor and the Fund's investments are well-positioned to benefit from this trend.

 -------------------------------------------------------------------------------
 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
 -------------------------------------------------------------------------------

                                                                          FGI-3

Franklin Growth and
Income Securities Fund
Class 1



   -------------------------------------------------------------------------
   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.
   -------------------------------------------------------------------------








   ---------------------------------------------------------------------------
   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
   ---------------------------------------------------------------------------

Performance Summary as of 12/31/00
Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



                 Franklin Growth and Income Securities Fund - Class 1
                                Periods ended 12/31/00
                                                                              Since
                                                                           Inception
                                    1-Year        5-Year       10-Year     (1/24/89)
--------------------------------------------------------------------------------------
 Average Annual Total Return        +17.99%       +13.52%    +13.58%       +11.30%
 Cumulative Total Return            +17.99%       +88.52%   +257.17%      +258.89%
 Value of $10,000 Investment    $   11,799    $   18,852   $ 35,717      $ 35,889

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.


Total Return Index Comparison
for $10,000 Investment (1/1/91-12/31/00)

The graph compares the performance of Franklin Growth and Income Securities Fund - Class 1 and the Russell 3000 Value Index, as well as the Consumer Price Index (CPI). One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

[GRAPHIC OMITTED]

*Source: Standard and Poor's Micropal.
For an index description, please see the Index Definitions following the Fund Summaries.


              Past performance does not guarantee future results.

FGI-4

                   Franklin Growth and Income Securities Fund


--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Franklin Growth and Income Securities Fund (formerly Franklin Growth and Income Fund) seeks capital appreciation, with current income as a secondary goal. The Fund invests primarily in common stocks offering above-market current dividend yields, and may invest a smaller portion in foreign securities, including emerging markets.
--------------------------------------------------------------------------------

The year 2000 witnessed a reversal in the U.S. economy and stock markets. For the first time in nearly 10 years, the economy experienced a significant slowdown, and the earnings growth environment for many companies deteriorated substantially. In addition, most major U.S. stock market indexes posted negative annual returns after recording an unprecedented five consecutive years of double-digit gains. Ironically, the average stock, which declined from April 1998 through December 1999, delivered positive results for the year. By our calculation, the equal weighted average total return for stocks in the Russell 3000 Index increased 6.95% during the period./1/

Investment performance trends between value and growth stocks also reversed in the past year. After significantly outpacing value issues for the past five years, growth stocks such as those in the technology sector, generally experienced disappointing results in 2000. From December 31, 1999, through December 31, 2000, the Russell 3000 Growth Index fell 22.42%, while the Russell 3000 Value Index, the Fund's benchmark, delivered a positive return of 8.04%./2/ Franklin Growth and Income Securities Fund, which normally invests in value stocks that offer above-average dividend yields, benefited from this shift toward value-style investing.

The Fund seeks to invest in securities that offer attractive valuations and provide current income. We search for companies selling at bargain prices according to measurements such as relative dividend yields, book value, revenues and normalized earnings. This generally entails investing in stocks of quality companies at what we feel are temporarily depressed prices. Many consumer product, pharmaceutical, energy, real estate and utility companies offered such opportunities during the past two years when investors seemed excessively optimistic

1. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
2. Source: Standard and Poor's Micropal. For an index description, please see the Index Definitions following the Fund Summaries.

                                                                           FGI-1

Top 10 Holdings
Franklin Growth and Income
Securities Fund
12/31/00

Company                                                  % of Total
Industry                                                 Net Assets
---------------------------------------------------------------------

Verizon Communications                                       2.7%
Communications

SBC Communications Inc.                                      2.5%
Communications

Fleet Boston Financial
Corp.                                                        2.0%
Finance

Philip Morris Cos. Inc.                                      2.0%
Consumer Non-Durables

Bristol-Myers Squibb Co.                                     1.9%
Health Technology

Conoco Inc., B                                               1.8%
Energy Minerals

Electronic Data Systems
Corp.                                                        1.8%
Technology Services

R.J. Reynolds Tobacco
Holdings Inc.                                                1.8%
Consumer Non-Durables

Equity Residential
Properties                                                   1.8%
Real Estate

Washington Mutual Inc.                                       1.7%
Finance

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.


about Internet-related issues. At the same time, we look to collect current investment returns, in the form of dividends, which can provide a cushion against possible stock declines.

We remained overweighted, relative to our benchmark, in utilities and real estate investment trusts (REIT). These traditionally high dividend yielding industries were standout performers during the year largely due to strong fundamentals and lower interest rates. The Fund's holdings in industry leaders Duke Energy and Equity Office Properties posted gains of 70% and 32% for the year. Our consumer non-durable investments also experienced strong returns. We were the beneficiaries of Bestfoods being acquired by Unilever, and we took advantage of exceptional investment opportunities in companies such as Procter & Gamble and Kimberly-Clark. Capitalizing on the tobacco industry's improving litigation environment, we also invested in industry leaders Philip Morris and R.J. Reynolds. Returns for these holdings were 91% and 71% from time of purchase during the period. Our health care investments including our new purchases, Johnson & Johnson and Bristol-Myers Squibb, also performed well. We initiated positions in both stocks when they temporarily traded at lower prices early in the year, but they appreciated over 40% by year's end. As selected holdings across these industries met our price targets, we began taking profits.

Financial stocks, which remained the Fund's largest industry weighting, also achieved solid results during the 12-month period. Our insurance and savings bank holdings, such as MetLife Capital and Washington Mutual, were exceptional performers. Both stocks increased more than 100% during the year mainly due to lower interest rates and an improving underwriting cycle. While we continued to maintain substantial investments in this industry, we took advantage of recent strength to trim some positions and focus on higher quality companies. In our opinion, an economic slowdown will likely lead to increased credit losses for many financial institutions.

Heading the list of disappointments for the year were our investments in telecommunications companies, most notably AT&T. During the period, we reduced several holdings in response to weak revenue growth and increasing costs associated with infrastructure build-out for new communication services. Although the industry experienced a major "shake-out," we believe that as the focal point of the information revolution, its long-term growth potential remains excellent. Accordingly, we will look to add to our investments as opportunities arise and earnings improve.

FGI-2

The Fund's technology investments yielded mixed results but significantly outperformed technology stocks in general. When several of our holdings reached our price objectives early in the year, we realized profits in our positions in Hewlett-Packard and International Business Machines (IBM). These stocks and numerous other technology issues declined precipitously and indiscriminately since the first quarter of the year. With price declines for many industry leaders in rapidly growing markets, we took the opportunity to acquire shares in semiconductor manufacturer Intel and fiber-optic producer Corning.

In our opinion, selected retail stocks also represented excellent valuations. Responding to a softening economy, stocks of many retail leaders dropped to their lowest relative values in years according to our analysis. New investments during the period included Target, Home Depot and Intimate Brands.

Looking forward, we believe that the outlook for our value-oriented investment strategy continues to be excellent. While growth stocks have dominated since the mid 1990s, value investing remains the better long-term performer. Value stocks generated approximately 13% annual returns versus 10% for growth issues over the past 70 years according to Ibbotson Associates. In addition, valuation disparities between growth and value issues remain at historically extreme levels. We believe the investment cycle has turned in value stocks' favor and the Fund's investments are well-positioned to benefit from this trend.

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

                                                                           FGI-3

Franklin Growth and
Income Securities Fund
Class 2


--------------------------------------------------------------------------------
Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


PERFORMANCE SUMMARY AS OF 12/31/00

Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.


              Franklin Growth and Income Securities Fund - Class 2*
                             Periods ended 12/31/00

                                                                  Since     Since Class 2
                                                                Inception     Inception
                                1-Year     5-Year     10-Year   (1/24/89)     (1/6/99)
                               -----------------------------------------------------------
Average Annual Total Return     +17.79%    +13.42%    +13.53%     +11.26%      +8.13%
Cumulative Total Return         +17.79%    +87.72%    +255.64%   +257.36%      +16.78%
Value of $10,000 Investment    $11,779    $18,772    $ 35,564   $ 35,736      $11,678

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (1/1/91-12/31/00)

The graph compares the performance of Franklin Growth and Income Securities Fund
- Class 2* and the Russell 3000 Value Index, as well as the Consumer Price Index
(CPI). One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please seeImportant Notes to Performance Information preceding the Fund Summaries.


                                     [GRAPH]


**Source: Standard and Poor's Micropal.
For an index description, please see the Index Definitions following the Fund Summaries.

Past performance does not guarantee future results.

FGI-4

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Highlights

                                            Per share operating performance
         -------------------------------------------------------------------------------------------------
            Net         Net          Net                                    Distri-
           asset      invest-    realized &     Total      Distributions    butions
           value,      ment      unrealized      from        from net      from net    Total    Net asset
 Year    beginning    income       gains      investment     investment    realized   distri-   value, end     Total
ended     of year    (loss)(m)    (losses)    operations       income        gains    butions    of year     Return(c)
----------------------------------------------------------------------------------------------------------------------
Franklin Aggressive Growth Securities Fund
 2000(k)   $10.00      $ .02      $(2.43)       $(2.41)       $  --         $  --      $  --      $ 7.59     (24.10)%

Franklin Global Communications Securities Fund
Class 1
 1996       17.90        .91         .29          1.20         (.92)           --       (.92)      18.18       7.07
 1997       18.18        .90        3.54          4.44         (.96)        (1.33)     (2.29)      20.33      26.76
 1998       20.33        .76        1.41          2.17         (.83)        (1.22)     (2.05)      20.45      11.19
 1999       20.45        .37        6.91          7.28         (.84)        (2.03)     (2.87)      24.86      39.42
 2000       24.86        .11       (6.77)        (6.66)        (.50)        (4.82)     (5.32)      12.88     (32.85)
Class 2
 1999(i)    21.02        .26        6.37          6.63         (.84)        (2.03)     (2.87)      24.78      35.17
 2000       24.78        .05       (6.72)        (6.67)        (.43)        (4.82)     (5.25)      12.86     (32.97)

Franklin Global Health Care Securities Fund
Class 1
 1998(h)    10.00        .03         .68           .71           --            --         --       10.71       7.10
 1999       10.71        .01        (.88)         (.87)        (.02)           --       (.02)       9.82      (8.10)
 2000        9.82        .02        7.10          7.12         (.01)           --       (.01)      16.93      72.57
Class 2
 1999(i)    10.77       (.03)       (.93)         (.96)        (.02)           --       (.02)       9.79      (8.89)
 2000        9.79       (.01)       7.07          7.06           --(p)         --         --       16.85      72.13

Franklin Growth and Income Securities Fund
Class 1
 1996       17.14        .62        1.64          2.26         (.41)        (1.44)     (1.85)      17.55      14.19
 1997       17.55        .67        4.05          4.72         (.64)         (.62)     (1.26)      21.01      27.74
 1998       21.01        .69         .99          1.68         (.69)        (1.64)     (2.33)      20.36       8.33
 1999       20.36        .57        (.16)          .41         (.79)        (2.20)     (2.99)      17.78       1.10
 2000       17.78        .45        2.26          2.71        (1.17)        (2.16)     (3.33)      17.16      17.99
Class 2
 1999(i)    20.71        .47        (.46)          .01         (.79)        (2.20)     (2.99)      17.73       (.86)
 2000       17.73        .40        2.27          2.67        (1.11)        (2.16)     (3.27)      17.13      17.79

Franklin High Income Fund
Class 1
 1996       13.66       1.20         .56          1.76        (1.20)         (.06)     (1.26)      14.16      13.90
 1997       14.16       1.33         .22          1.55        (1.22)         (.04)     (1.26)      14.45      11.47
 1998       14.45       1.43       (1.25)          .18        (1.27)         (.08)     (1.35)      13.28        .99
 1999       13.28       1.24       (1.19)          .05        (3.03)         (.44)     (3.47)       9.86       (.07)
 2000        9.86       1.08       (2.36)        (1.28)        (.04)           --       (.04)       8.54     (13.00)
Class 2
 1999(i)    13.36       1.11       (1.18)         (.07)       (3.02)         (.44)     (3.46)       9.83       (.96)
 2000        9.83       1.04       (2.33)        (1.29)        (.04)           --       (.04)       8.50     (13.15)

Franklin Income Securities Fund
Class 1
 1996       16.47       1.32         .44          1.76         (.87)         (.15)     (1.02)      17.21      11.28
 1997       17.21       1.40        1.38          2.78        (1.33)         (.29)     (1.62)      18.37      17.09
 1998       18.37       1.37       (1.07)          .30        (1.42)         (.33)     (1.75)      16.92       1.64
 1999       16.92       1.19       (1.43)         (.24)       (1.46)         (.53)     (1.99)      14.69      (1.82)
 2000       14.69       1.17        1.40          2.57        (1.85)         (.71)     (2.56)      14.70      19.77
Class 2
 1999(i)    17.07       1.10       (1.53)         (.43)       (1.46)         (.53)     (1.99)      14.65      (2.93)
 2000       14.65       1.14        1.39          2.53        (1.81)         (.71)     (2.52)      14.66      19.43

                         Ratios/supplemental data
           ----------------------------------------------------
                                      Ratio of net
               Net        Ratio of     investment
           assets, end    expenses    income (loss)   Portfolio
 Year        of year     to average    to average      turnover
ended        (000's)     net assets    net assets        rate
---------------------------------------------------------------
Franklin Aggressive Growth Securities Fund
 2000(k)    $   13,021      .90%(a)        .35%(a)      86.65%

Franklin Global Communications Securities Fund
Class 1
 1996        1,202,290      .50           4.20          29.69
 1997        1,129,904      .50           3.91          17.00
 1998          986,755      .50           3.15          33.85
 1999          987,011      .51           1.81          87.53
 2000          523,288      .52            .54         117.99
Class 2
 1999(i)           491      .77(a)        1.24(a)       87.53
 2000              499      .77            .29         117.99

Franklin Global Health Care Securities Fund
Class 1
 1998(h)        8,990       .84(a)         .84(a)       40.80
 1999          11,307       .82            .09         188.22
 2000          44,714       .78            .16         131.71
Class 2
 1999(i)           83      1.07(a)        (.30)(a)     188.22
 2000             369      1.03           (.07)        131.71

Franklin Growth and Income Securities Fund
Class 1
 1996       1,077,989       .50           4.06          23.01
 1997       1,338,476       .49           3.53          36.71
 1998       1,318,743       .49           3.27          27.32
 1999         964,553       .49           2.94          39.80
 2000         810,837       .50           2.75          66.82
Class 2
 1999(i)          789       .75(a)        2.55(a)       39.80
 2000           2,311       .75           2.46          66.82

Franklin High Income Fund
Class 1
 1996         446,096       .54           9.63          27.16
 1997         496,036       .53           9.64          36.38
 1998         446,609       .53           9.96          41.71
 1999         314,131       .54           9.97          22.17
 2000         189,986       .57          11.43          20.37
Class 2
 1999(i)          448       .80(a)        9.51(a)       22.17
 2000             432       .82          11.16          20.37

Franklin Income Securities Fund
Class 1
 1996       1,350,659       .50           7.96          15.28
 1997       1,406,787       .50           7.53          14.68
 1998       1,185,840       .49           6.94          12.22
 1999         775,116       .50           7.41          11.89
 2000         647,370       .50           8.21          23.92
Class 2
 1999(i)        1,302       .75(a)        7.36(a)       11.89
 2000           2,534       .75           7.99          23.92

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Highlights (continued)

                                            Per share operating performance
         -------------------------------------------------------------------------------------------------
            Net         Net          Net                                    Distri-
           asset      invest-    realized &     Total      Distributions    butions
           value,      ment      unrealized      from        from net      from net    Total    Net asset
 Year    beginning    income       gains      investment     investment    realized   distri-   value, end     Total
ended     of year    (loss)(m)    (losses)    operations       income        gains    butions    of year     Return(c)
----------------------------------------------------------------------------------------------------------------------
Franklin Large Cap Growth Securities Fund
Class 1
 1996(e)   $10.00      $ .03      $ 1.33        $ 1.36        $  --         $  --      $  --      $11.36      13.60%
 1997       11.36        .06        2.02          2.08         (.02)           --       (.02)      13.42      18.31
 1998       13.42        .10        2.62          2.72         (.06)           --       (.06)      16.08      20.29
 1999       16.08        .11        4.96          5.07         (.08)           --       (.08)      21.07      31.65
 2000       21.07        .09        1.14          1.23         (.11)        (1.16)     (1.27)      21.03       5.75
Class 2
 1999(i)    16.47        .04        4.58          4.62         (.08)           --       (.08)      21.01      28.11
 2000       21.01        .03        1.13          1.16         (.08)        (1.16)     (1.24)      20.93       5.46

Franklin Money Market Fund
Class 1
 1996        1.00        .05          --           .05         (.05)           --       (.05)       1.00       5.16
 1997        1.00        .05          --           .05         (.05)           --       (.05)       1.00       5.24
 1998        1.00        .05          --           .05         (.05)           --       (.05)       1.00       5.22
 1999        1.00        .05          --           .05         (.05)           --       (.05)       1.00       4.76
 2000        1.00        .06          --           .06         (.06)           --       (.06)       1.00       5.95
Class 2
 1999(i)     1.00        .04          --           .04         (.04)           --       (.04)       1.00       4.39
 2000        1.00        .06          --           .06         (.06)           --       (.06)       1.00       5.69

Franklin Natural Resources Securities Fund
Class 1
 1996       14.08        .15         .44           .59         (.20)         (.18)      (.38)      14.29       4.00
 1997       14.29        .15       (2.83)        (2.68)        (.20)           --       (.20)      11.41     (18.98)
 1998       11.41        .15       (3.02)        (2.87)        (.15)           --       (.15)       8.39     (25.38)
 1999        8.39        .06        2.64          2.70         (.16)           --       (.16)      10.93      32.25
 2000       10.93        .11        3.85          3.96         (.08)           --       (.08)      14.81      36.48
Class 2
 1999(i)     8.70        .02        2.35          2.37         (.16)           --       (.16)      10.91      27.30
 2000       10.91        .07        3.86          3.93         (.06)           --       (.06)      14.78      36.26

Franklin Real Estate Fund
Class 1
 1996       17.40        .79        4.74          5.53         (.78)           --       (.78)      22.15      32.82
 1997       22.15        .72        3.72          4.44         (.67)         (.32)      (.99)      25.60      20.70
 1998       25.60       1.45       (5.60)        (4.15)        (.94)         (.58)     (1.52)      19.93     (16.82)
 1999       19.93        .88       (1.77)         (.89)       (1.73)        (2.39)     (4.12)      14.92      (6.14)
 2000       14.92        .84        3.55          4.39        (1.15)         (.69)     (1.84)      17.47      31.95
Class 2
 1999(i)    20.21       1.29       (2.50)        (1.21)       (1.73)        (2.39)     (4.12)      14.88      (7.66)
 2000       14.88        .93        3.41          4.34        (1.15)         (.69)     (1.84)      17.38      31.59

Franklin Rising Dividends Securities Fund
Class 1
 1996       12.66        .25        2.77          3.02         (.28)           --       (.28)      15.40      24.18
 1997       15.40        .22        4.77          4.99         (.26)         (.45)      (.71)      19.68      33.03
 1998       19.68        .23        1.07          1.30         (.22)        (2.65)     (2.87)      18.11       6.92
 1999       18.11        .22       (1.57)        (1.35)        (.29)        (2.86)     (3.15)      13.61      (9.70)
 2000       13.61        .20        2.18          2.38         (.50)        (2.26)     (2.76)      13.23      21.05
Class 2
 1999(i)    18.28        .17       (1.74)        (1.57)        (.29)        (2.86)     (3.15)      13.56     (10.84)
 2000       13.56        .17        2.17          2.34         (.46)        (2.26)     (2.72)      13.18      20.71

                         Ratios/supplemental data
           ----------------------------------------------------
                                      Ratio of net
               Net        Ratio of     investment
           assets, end    expenses    income (loss)   Portfolio
 Year        of year     to average    to average      turnover
ended        (000's)     net assets    net assets        rate
---------------------------------------------------------------
Franklin Large Cap Growth Securities Fund
Class 1
 1996(e)    $   44,667      .77%(a)        .96%(a)       3.91%
 1997          109,355      .77            .72          19.90
 1998          220,952      .77           1.00          12.17
 1999          407,515      .77            .63          41.78
 2000          431,384      .78            .43          70.16
Class 2
 1999(i)           542     1.02(a)         .22(a)       41.78
 2000            1,081     1.03            .17          70.16

Franklin Money Market Fund
Class 1
 1996          408,930      .43(n)        5.04             --
 1997          367,449      .45(n)        5.11             --
 1998          414,341      .45(n)        5.08             --
 1999          364,028      .53           4.64             --
 2000          274,580      .55           5.75             --
Class 2
 1999(i)         8,602      .79(a)        4.51(a)          --
 2000           21,609      .79           5.59             --

Franklin Natural Resources Securities Fund
Class 1
 1996          109,579      .65           1.00          21.77
 1997           74,924      .69           1.00          85.22
 1998           45,927      .64           1.21          64.68
 1999           42,861      .66            .64          51.19
 2000           48,739      .67            .88          69.81
Class 2
 1999(i)            68      .92(a)         .23(a)       51.19
 2000            2,430      .92            .53          69.81

Franklin Real Estate Fund
Class 1
 1996          322,721      .57           4.80          10.32
 1997          440,554      .54           3.59          11.62
 1998          282,290      .54           5.44          13.21
 1999          158,553      .58           4.83          10.27
 2000          153,203      .60           5.29          16.41
Class 2
 1999(i)         2,449      .83(a)        8.84(a)       10.27
 2000           23,743      .85           5.75          16.41

Franklin Rising Dividends Securities Fund
Class 1
 1996          597,424      .76           1.96          27.97
 1997          780,298      .74           1.24          37.04
 1998          751,869      .72           1.20          26.44
 1999          450,549      .75           1.35           5.32
 2000          363,485      .78           1.66          12.26
Class 2
 1999(i)           549     1.01(a)        1.15(a)        5.32
 2000            1,041     1.03           1.44          12.26

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Highlights (continued)

                                            Per share operating performance
         -------------------------------------------------------------------------------------------------
            Net         Net          Net                                    Distri-
           asset      invest-    realized &     Total      Distributions    butions
           value,      ment      unrealized      from        from net      from net    Total    Net asset
 Year    beginning    income       gains      investment     investment    realized   distri-   value, end     Total
ended     of year    (loss)(m)    (losses)    operations       income        gains    butions    of year     Return(c)
----------------------------------------------------------------------------------------------------------------------
Franklin S&P 500 Index Fund
Class 1
 1999(j)   $10.00      $ .03      $  .53        $  .56        $  --         $  --      $  --      $10.56       5.60%
 2000       10.56        .11       (1.00)         (.89)        (.01)           --       (.01)       9.66      (8.47)
Class 2
 1999(j)    10.00        .04         .51           .55           --            --         --       10.55       5.50
 2000       10.55        .08       (1.00)         (.92)          --(q)         --         --        9.63      (8.70)
Class 3
 1999(j)    10.00        .03         .52           .55           --            --         --       10.55       5.50
 2000       10.55        .06        (.98)         (.92)        (.01)           --       (.01)       9.62      (8.77)

Franklin Small Cap Fund
Class 1
 1996       10.24        .02        2.95          2.97         (.01)           --       (.01)      13.20      28.95
 1997       13.20        .01        2.24          2.25         (.03)         (.37)      (.40)      15.05      17.42
 1998       15.05        .07        (.20)         (.13)        (.01)        (1.19)     (1.20)      13.72       (.98)
 1999       13.72       (.01)      13.25         13.24         (.08)         (.01)      (.09)      26.87      96.94
 2000       26.87        .11       (3.81)        (3.70)          --         (1.92)     (1.92)      21.25     (14.60)
Class 2
 1999(i)    14.25       (.04)      12.68         12.64         (.08)         (.01)      (.09)      26.80      89.05
 2000       26.80        .12       (3.86)        (3.74)          --         (1.92)     (1.92)      21.14     (14.76)

Franklin Technology Securities Fund
Class 1
 2000(k)    10.00       (.02)      (2.40)        (2.42)          --            --         --        7.58     (24.20)
Class 2
 2000(l)    13.13       (.01)      (5.55)        (5.56)          --            --         --        7.57     (42.35)

Franklin U.S. Government Fund
Class 1
 1996       14.00        .75        (.31)          .44         (.97)           --       (.97)      13.47       3.62
 1997       13.47       1.00         .21          1.21         (.76)           --       (.76)      13.92       9.31
 1998       13.92        .99         .01          1.00        (1.03)           --      (1.03)      13.89       7.44
 1999       13.89        .83        (.96)         (.13)       (1.98)           --      (1.98)      11.78       (.94)
 2000       11.78        .79         .60          1.39         (.01)           --       (.01)      13.16      11.82
Class 2
 1999(i)    13.89        .77        (.92)         (.15)       (1.96)           --      (1.96)      11.78      (1.10)
 2000       11.78        .77         .57          1.34         (.01)           --       (.01)      13.11      11.39

Franklin Value Securities Fund
Class 1
 1998(h)    10.00        .02       (2.23)        (2.21)          --            --         --        7.79     (22.10)
 1999        7.79        .05         .08           .13         (.02)           --       (.02)       7.90       1.65
 2000        7.90        .10        1.89          1.99         (.03)           --       (.03)       9.86      25.23
Class 2
 1999(i)     7.97        .05        (.12)         (.07)        (.02)           --       (.02)       7.88       (.90)
 2000        7.88        .08        1.88          1.96         (.03)           --       (.03)       9.81      25.02

Franklin Zero Coupon Fund - 2005
 1996       17.38        .96       (1.13)         (.17)        (.86)           --       (.86)      16.35       (.50)
 1997       16.35       1.14         .63          1.77        (1.06)         (.01)     (1.07)      17.05      11.37
 1998       17.05       1.01        1.03          2.04        (1.10)         (.25)     (1.35)      17.74      12.53
 1999       17.74        .98       (2.01)        (1.03)       (2.10)         (.10)     (2.20)      14.51      (5.88)
 2000       14.51        .93         .84          1.77         (.01)         (.39)      (.40)      15.88      12.56

                          Ratios/supplemental data
            ----------------------------------------------------
                                       Ratio of net
                Net        Ratio of     investment
            assets, end    expenses    income (loss)   Portfolio
 Year         of year     to average    to average      turnover
ended         (000's)     net assets    net assets        rate
----------------------------------------------------------------
Franklin S&P 500 Index Fund
Class 1
 1999(j)     $   14,888      .55%(a,n)     1.77%(a)         --%
 2000            45,106      .32           1.06          15.85
Class 2
 1999(j)             88      .80(a,n)      2.17(a)          --
 2000                80      .59            .81          15.85
Class 3
 1999(j)          2,349      .80(a,n)      1.78(a)          --
 2000            10,174      .80(n)         .58          15.85

Franklin Small Cap Fund
Class 1
 1996           170,969      .77            .63          63.72
 1997           313,462      .77            .06          64.07
 1998           315,460      .77            .51          53.01
 1999           488,062      .77           (.05)         39.49
 2000           387,474      .75            .42          19.49
Class 2
 1999(i)          6,156     1.02(a)        (.18)(a)      39.49
 2000           301,420     1.00            .49          19.49

Franklin Technology Securities Fund
Class 1
 2000(k)          9,066      .99(a)        (.30)(a)     106.77
Class 2
 2000(l)          1,855     1.24(a)        (.29)(a)     106.77

Franklin U.S. Government Fund
Class 1
 1996           843,858      .51           6.66          12.93(b)
 1997           765,084      .50           6.49          16.84
 1998           710,832      .50           6.22          31.34
 1999           515,033      .51           6.25           7.90
 2000           424,513      .52           6.48           6.28
Class 2
 1999(i)          1,877      .77(a)        5.95(a)        7.90
 2000             3,961      .77           6.22           6.28

Franklin Value Securities Fund
Class 1
 1998(h)          9,013      .83(a)         .95(a)       22.79
 1999            11,320      .81            .65          61.23
 2000            19,455      .84           1.13          42.47
Class 2
 1999(i)          1,263     1.06(a)         .62(a)       61.23
 2000             7,209     1.09            .90          42.47

Franklin Zero Coupon Fund - 2005
 1996            82,603      .40(n)        6.15           2.06
 1997            77,296      .40(n)        6.16           4.52
 1998            84,487      .40(n)        5.82           3.87
 1999            65,895      .65           5.93          15.87
 2000            62,288      .66           6.27          32.88

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Highlights (continued)

                                            Per share operating performance
         -------------------------------------------------------------------------------------------------
            Net                      Net                                    Distri-
           asset        Net      realized &     Total      Distributions    butions
           value,     invest-    unrealized      from        from net      from net    Total    Net asset
 Year    beginning     ment        gains      investment     investment    realized   distri-   value, end     Total
ended     of year     income(m)   (losses)    operations       income        gains    butions    of year     Return(c)
----------------------------------------------------------------------------------------------------------------------
Franklin Zero Coupon Fund - 2010
 1996      $18.04      $1.02      $(1.65)       $ (.63)       $(.88)        $(.24)    $(1.12)     $16.29      (2.69)%
 1997       16.29       1.02        1.54          2.56        (1.01)         (.01)     (1.02)      17.83      16.57
 1998       17.83       1.09        1.39          2.48        (1.11)         (.15)     (1.26)      19.05      14.45
 1999       19.05        .99       (3.24)        (2.25)       (2.14)         (.51)     (2.65)      14.15     (12.24)
 2000       14.15        .94        1.67          2.61         (.02)         (.24)      (.26)      16.50      18.72

Mutual Discovery Securities Fund
Class 1
 1996(f)    10.00        .02         .19           .21           --            --         --       10.21       2.10
 1997       10.21        .13        1.84          1.97         (.01)           --       (.01)      12.17      19.25
 1998       12.17        .20        (.76)         (.56)        (.17)         (.15)      (.32)      11.29      (5.00)
 1999       11.29        .17        2.48          2.65         (.37)           --       (.37)      13.57      23.76
 2000       13.57        .26        1.14          1.40         (.42)           --       (.42)      14.55      10.45
Class 2
 1999(i)    11.65        .11        2.15          2.26         (.37)           --       (.37)      13.54      19.68
 2000       13.54        .22        1.14          1.36         (.40)           --       (.40)      14.50      10.21

Mutual Shares Securities Fund
Class 1
 1996(f)    10.00        .02         .33           .35           --            --         --       10.35       3.50
 1997       10.35        .13        1.71          1.84         (.01)           --       (.01)      12.18      17.73
 1998       12.18        .28        (.25)          .03         (.13)         (.12)      (.25)      11.96        .09
 1999       11.96        .20        1.41          1.61         (.34)           --       (.34)      13.23      13.40
 2000       13.23        .30        1.42          1.72         (.38)         (.33)      (.71)      14.24      13.62
Class 2
 1999(i)    12.36        .16        1.07          1.23         (.34)           --       (.34)      13.25       9.91
 2000       13.25        .26        1.41          1.67         (.37)         (.33)      (.70)      14.22      13.25

Templeton Asset Strategy Fund(r)
Class 1
 1996       18.72        .63        2.76          3.39         (.58)         (.45)     (1.03)      21.08      18.93
 1997       21.08        .67        2.44          3.11         (.63)        (1.21)     (1.84)      22.35      15.52
 1998       22.35        .69         .75          1.44         (.66)         (.67)     (1.33)      22.46       6.41
 1999       22.46        .44        3.78          4.22         (.50)        (2.81)     (3.31)      23.37      22.86
 2000       23.37        .44        (.45)         (.01)        (.52)        (3.62)     (4.14)      19.22        .29
Class 2
 1997(g)    20.40        .16        1.76          1.92           --            --         --       22.32       9.41
 1998       22.32        .63         .74          1.37         (.64)         (.67)     (1.31)      22.38       6.10
 1999       22.38        .36        3.80          4.16         (.46)        (2.81)     (3.27)      23.27      22.54
 2000       23.27        .37        (.43)         (.06)        (.46)        (3.62)     (4.08)      19.13        .04

Templeton Developing Markets Securities Funds
Class 1
 1996(d)    10.00        .05        (.62)         (.57)          --            --         --        9.43      (5.70)
 1997        9.43        .09       (2.82)        (2.73)        (.04)         (.03)      (.07)       6.63     (29.22)
 1998        6.63        .07       (1.42)        (1.35)        (.09)         (.06)      (.15)       5.13     (20.94)
 1999        5.13        .05        2.67          2.72         (.08)           --       (.08)       7.77      53.84
 2000        7.77        .07       (2.52)        (2.45)        (.07)           --       (.07)       5.25     (31.76)
Class 2
 1997(g)     9.85        .04       (3.27)        (3.23)          --            --         --        6.62     (32.79)
 1998        6.62        .07       (1.42)        (1.35)        (.09)         (.06)      (.15)       5.12     (21.03)
 1999        5.12        .03        2.66          2.69         (.07)           --       (.07)       7.74      53.27
 2000        7.74        .06       (2.53)        (2.47)        (.05)           --       (.05)       5.22     (32.04)

                          Ratios/supplemental data
            ----------------------------------------------------
                                       Ratio of net
                Net        Ratio of     investment
            assets, end    expenses    income (loss)   Portfolio
 Year         of year     to average    to average      turnover
ended         (000's)     net assets    net assets        rate
----------------------------------------------------------------
Franklin Zero Coupon Fund - 2010
 1996        $   78,816      .40%(n)       6.24%         16.10%
 1997            85,515      .40(n)        6.21          12.20
 1998            93,515      .40(n)        5.55          15.92
 1999            66,049      .65           5.83          19.30
 2000            56,720      .65           6.28          34.39

Mutual Discovery Securities Fund
Class 1
 1996(f)         15,418     1.37(a)        2.11(a)         .14
 1997           198,653     1.06           1.19          55.93
 1998           224,656     1.01(o)        1.94          93.99
 1999           202,777     1.01(o)        1.42         104.69
 2000           191,051     1.02(o)        1.80          74.77
Class 2
 1999(i)            413     1.27(a)         .94(a)      104.69
 2000             1,035     1.27(o)        1.59          74.77

Mutual Shares Securities Fund
Class 1
 1996(f)         27,677     1.00(a)        2.56(a)        1.31
 1997           387,787      .80           2.10          49.01
 1998           482,444      .79(o)        2.60          70.19
 1999           448,278      .79(o)        1.59          80.02
 2000           407,063      .80(o)        2.23          66.67
Class 2
 1999(i)          5,716     1.04(a)        1.26(a)       80.02
 2000            37,087     1.05(o)        1.96          66.67

Templeton Asset Strategy Fund(r)
Class 1
 1996           556,027      .64           3.56          57.50
 1997           735,568      .74           3.32          45.27
 1998           692,163      .78           2.88          43.18
 1999           671,549      .74           2.06          45.34
 2000           628,244      .81           2.20          30.32
Class 2
 1997(g)          9,665     1.03(a)        1.97a         45.27
 1998            15,763     1.03           2.61          43.18
 1999            20,962      .99           1.71          45.34
 2000            32,346     1.07           1.91          30.32

Templeton Developing Markets Securities Funds
Class 1
 1996(d)         72,245     1.70(a,n)      1.52(a)        9.95
 1997           163,459     1.58           1.63          23.82
 1998           180,684     1.66           1.67          23.22
 1999           297,605     1.50            .82          60.27
 2000           301,645     1.56           1.13          89.48
Class 2
 1997(g)          9,569     1.77(a)        1.48(a)       23.82
 1998            17,287     1.91           1.44          23.22
 1999            49,654     1.75            .52          60.27
 2000            56,617     1.81            .88          89.48

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Highlights (continued)

                                            Per share operating performance
         -------------------------------------------------------------------------------------------------
            Net                      Net                                    Distri-
           asset        Net      realized &     Total      Distributions    butions
           value,     invest-    unrealized      from        from net      from net    Total    Net asset
 Year    beginning     ment        gains      investment     investment    realized   distri-   value, end     Total
ended     of year    income(m)     (losses)    operations       income        gains    butions    of year     Return(c)
----------------------------------------------------------------------------------------------------------------------
Templeton Global Income Securities Fund
Class 1
 1996      $13.46      $1.02      $  .17        $ 1.19       $(1.04)        $  --     $(1.04)     $13.61       9.56%
 1997       13.61       1.05        (.73)          .32         (.96)           --       (.96)      12.97       2.55
 1998       12.97       1.07        (.19)          .88         (.98)           --       (.98)      12.87       7.08
 1999       12.87        .68       (1.42)         (.74)       (1.06)           --      (1.06)      11.07      (5.79)
 2000       11.07        .68        (.20)          .48         (.02)           --       (.02)      11.53       4.32
Class 2
 1999(i)    12.93        .60       (1.44)         (.84)       (1.05)           --      (1.05)      11.04      (6.53)
 2000       11.04        .65        (.19)          .46         (.02)           --       (.02)      11.48       4.14

Templeton Growth Securities Fund
Class 1
 1996       11.75        .25        2.22          2.47         (.21)         (.21)      (.42)      13.80      21.28
 1997       13.80        .33        1.53          1.86         (.24)         (.08)      (.32)      15.34      13.50
 1998       15.34        .35         .98          1.33         (.41)        (1.49)     (1.90)      14.77       8.98
 1999       14.77        .28        2.66          2.94         (.36)        (1.72)     (2.08)      15.63      21.04
 2000       15.63        .30        (.15)          .15         (.27)        (1.75)     (2.02)      13.76       1.74
Class 2
 1999(i)    15.34        .17        2.17          2.34         (.36)        (1.72)     (2.08)      15.60      16.35
 2000       15.60        .25       (.15)           .10         (.26)        (1.75)     (2.01)      13.69       1.47

Templeton International Securities Fund(t)
Class 1
 1996       15.13        .43       3.15           3.58         (.24)         (.07)      (.31)      18.40      24.04
 1997       18.40        .49       2.01           2.50         (.51)         (.21)      (.72)      20.18      13.95
 1998       20.18        .60       1.29           1.89         (.49)         (.89)     (1.38)      20.69       9.33
 1999       20.69        .33       3.78           4.11         (.57)        (1.98)     (2.55)      22.25      23.61
 2000       22.25        .40       (.95)          (.55)        (.43)        (2.49)     (2.92)      18.78      (2.19)
Class 2
 1997(g)    18.40        .07       1.67           1.74           --            --         --       20.14       9.46
 1998       20.14        .59       1.25           1.84         (.48)         (.89)     (1.37)      20.61       9.08
 1999       20.61        .25       3.78           4.03         (.53)        (1.98)     (2.51)      22.13      23.23
 2000       22.13        .31       (.90)          (.59)        (.38)        (2.49)     (2.87)      18.67      (2.38)

Templeton International Smaller Companies Fund
Class 1
 1996(e)    10.00        .10       1.15           1.25           --            --         --       11.25      12.50
 1997       11.25        .23       (.39)          (.16)        (.07)           --       (.07)      11.02      (1.50)
 1998       11.02        .25      (1.52)         (1.27)        (.25)         (.30)      (.55)       9.20     (12.27)
 1999        9.20        .26       1.93           2.19         (.32)           --       (.32)      11.07      23.90
 2000       11.07        .29       (.39)          (.10)        (.20)           --       (.20)      10.77      (1.03)
Class 2
 1999(i)     9.44        .13       1.82           1.95         (.32)           --       (.32)      11.07      20.75
 2000       11.07        .23       (.35)          (.12)        (.20)           --       (.20)      10.75      (1.24)

Templeton Pacific Growth Securities Fund
Class 1
 1996       13.91        .21       1.34           1.55         (.44)         (.26)      (.70)      14.76      11.10
 1997       14.76        .29      (5.49)         (5.20)        (.28)           --       (.28)       9.28     (35.95)
 1998        9.28        .21      (1.52)         (1.31)        (.35)         (.11)      (.46)       7.51     (13.13)
 1999        7.51        .08       2.70           2.78         (.10)           --       (.10)      10.19      37.02
 2000       10.19        .12      (2.74)         (2.62)        (.01)           --       (.01)       7.56     (25.72)

                          Ratios/supplemental data
            ----------------------------------------------------
                                       Ratio of net
                Net        Ratio of     investment
            assets, end    expenses    income (loss)   Portfolio
 Year         of year     to average    to average      turnover
ended         (000's)     net assets    net assets        rate
----------------------------------------------------------------
Templeton Global Income Securities Fund
Class 1
 1996        $  221,722      .61%          7.30%        140.96%
 1997           185,016      .62           7.03         181.61
 1998           150,941      .63           6.86          84.17
 1999            90,537      .65           5.65          80.76
 2000            81,171      .72           6.22          40.43
Class 2
 1999(i)            443      .91(a)        5.36(a)       80.76
 2000             1,237      .97           5.94          40.43

Templeton Growth Securities Fund
Class 1
 1996           579,877      .93           2.20          12.32
 1997           758,445      .88           2.49          24.81
 1998           747,080      .88           2.27          32.30
 1999           708,310      .88           1.87          46.54
 2000         1,163,637      .88           2.18          69.67
Class 2
 1999(i)          4,483     1.14(a)        1.17(a)       46.54
 2000            79,043     1.12           1.87          69.67

Templeton International Securities Fund(t)
Class 1
 1996           682,984      .65           3.23           9.46
 1997           938,410      .81           2.70          16.63
 1998           980,470      .86           2.81          29.56
 1999         1,056,798      .85           1.69          30.04
 2000           776,495      .87           2.08          32.81
Class 2
 1997(g)         17,606     1.13(a)        1.14(a)       16.63
 1998            39,886     1.11           2.69          29.56
 1999           101,365     1.10           1.26          30.04
 2000           187,115     1.12           1.66          32.81

Templeton International Smaller Companies Fund
Class 1
 1996(e)         16,255     1.16(a)        2.51(a)          --
 1997            32,201     1.06           2.74          21.38
 1998            24,999     1.10           2.26          18.45
 1999            23,541     1.11           2.52          15.80
 2000            19,983     1.12           2.63          29.58
Class 2
 1999(i)          2,049     1.38(a)        1.21(a)       15.80
 2000            10,379     1.36           2.07          29.58

Templeton Pacific Growth Securities Fund
Class 1
 1996           356,759      .99           1.51          12.85
 1997           165,404     1.03           1.97          11.87
 1998            98,769     1.10           2.60          12.55
 1999            96,738     1.08            .93          12.45
 2000            50,047     1.10           1.41          48.58

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Highlights (continued)

                                            Per share operating performance
         -------------------------------------------------------------------------------------------------
            Net                      Net                                    Distri-
           asset       Net       realized &     Total      Distributions    butions
           value,     invest-    unrealized      from        from net      from net    Total    Net asset
 Year    beginning     ment        gains      investment     investment    realized   distri-   value, end     Total
ended     of year    income(m)    (losses)    operations       income        gains    butions    of year     Return(c)
----------------------------------------------------------------------------------------------------------------------
Templeton Pacific Growth Securities Fund (cont.)
Class 2
 1999(i)   $ 7.63      $ .06      $ 2.59        $ 2.65        $(.08)        $  --      $(.08)     $10.20      34.74%
 2000       10.20        .06       (2.69)        (2.63)        (.01)           --       (.01)       7.56     (25.80)

                          Ratios/supplemental data
            ----------------------------------------------------
                                       Ratio of net
                Net        Ratio of     investment
            assets, end    expenses    income (loss)   Portfolio
 Year         of year     to average    to average      turnover
ended         (000's)     net assets    net assets        rate
----------------------------------------------------------------
Templeton Pacific Growth Securities Fund (cont.)
Class 2
 1999(i)     $      112     1.36%(a)        .68%(a)      12.45%
 2000               269     1.35            .77          48.58

(a)Annualized
(b)The portfolio turnover rate excludes transactions related to the merger of the Franklin Investment Grade Intermediate Bond Fund and the Franklin Adjustable U.S. Government Fund and mortgage dollar roll transactions.
(c)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(d)For the period March 4, 1996 (effective date) to December 31, 1996.
(e)For the period May 1, 1996 (effective date) to December 31, 1996.
(f)For the period November 8, 1996 (effective date) to December 31, 1996.
(g)For the period May 1, 1997 (effective date) to December 31, 1997.
(h)For the period May 1, 1998 (effective date) to December 31, 1998.
(i)For the period January 6, 1999 (effective date) to December 31, 1999.
(j)For the period November 1, 1999 (effective date) to December 31, 1999.
(k)For the period May 1, 2000 (effective date) to December 31, 2000.
(l)For the period September 1, 2000 (effective date) to December 31, 2000.
(m)Based on average shares outstanding effective year ended December 31, 1999, except for the Franklin Money Market Fund.
(n)During the years indicated below, Franklin Advisers, Inc., the investment manager, agreed in advance to waive a portion of its management fees and may assume payment of other expenses incurred by certain Funds in the Trust. Had such action not been taken, the ratio of expenses to average net assets would have been as follows:

Franklin Money Market Fund         Franklin S&P 500 Index Fund        Franklin Zero Coupon Fund - 2005
1996 .................  .53%       Class 1                            1996 ................  .65%
1997 .................  .53        1999(j) .............   .98%(a)    1997 ................  .65
1998 .................  .53        Class 2                            1998 ................  .66
                                   1999(j) .............  1.23(a)
                                   Class 3
                                   1999(j) .............  4.16(a)
                                   2000    .............  1.47

                                   Templeton Developing Markets
Franklin Zero Coupon Fund - 2010   Securities Fund
1996 .................  .65%       Class 1
1997 .................  .65        1996d   .............  1.78%
1998 .................  .66

(o)Excluding dividend expense on securities sold short, the ratios of expenses to average net assets would have been as follows:

Mutual Discovery Securities Fund   Mutual Shares Securities Fund
Class 1                            Class 1
1998 ................  1.00%       1998 ................   .77%
1999 ................   .99        1999 ................   .77
2000 ................   .98        2000 ................   .77
Class 2                            Class 2
2000 ................  1.23        2000 ................  1.02

(p)Includes distributions of net investment income in the amount of $.001.
(q)Includes distributions of net investment income in the amount of $.002.
(r)Financial highlights presented reflect historical financial information from TVP - Templeton Asset Allocation Fund as a result of the merger discussed in
   Note 9.
(s)Financial highlights presented reflect historical financial information from TVP - Templeton Developing Markets Fund as a result of the merger discussed in Note 9.
(t)Financial highlights presented reflect historical financial information from TVP - Templeton International Fund as a result of the merger discussed in
   Note 9.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Statement of Investments, December 31, 2000

Franklin Growth and Income Securities Fund                               SHARES          VALUE
------------------------------------------------------------------------------------------------
Common Stocks 86.5%
Commercial Services 1.4%
The McGraw-Hill Cos. Inc. ......................................         194,000     $11,373,250
                                                                                     -----------
Communications 8.7%
Alltel Corp. ...................................................         150,000       9,365,625
AT&T Corp. .....................................................         572,500       9,911,406
SBC Communications Inc. ........................................         417,472      19,934,288
Sprint Corp. (FON Group) .......................................         490,000       9,953,125
Verizon Communications .........................................         432,422      21,675,152
                                                                                     -----------
                                                                                      70,839,596
                                                                                     -----------
Consumer Durables 2.0%
Ford Motor Co. .................................................         222,018       5,203,547
Mattel Inc. ....................................................         400,000       5,776,000
Maytag Corp. ...................................................         175,000       5,654,688
                                                                                     -----------
                                                                                      16,634,235
                                                                                     -----------
Consumer Non-Durables 8.1%
General Mills Inc. .............................................         150,400       6,702,200
Kimberly-Clark Corp. ...........................................         150,000      10,603,500
PepsiCo Inc. ...................................................         129,000       6,393,563
Philip Morris Cos. Inc. ........................................         362,800      15,963,200
Procter & Gamble Co. ...........................................         110,000       8,628,125
R.J. Reynolds Tobacco Holdings Inc. ............................         298,300      14,542,124
UST Inc. .......................................................         117,700       3,302,956
                                                                                     -----------
                                                                                      66,135,668
                                                                                     -----------
Consumer Services 5.7%
Carnival Corp. .................................................         240,000       7,395,000
Gannett Co. Inc. ...............................................         148,000       9,333,250
H & R Block Inc. ...............................................         250,000      10,343,749
McDonald's Corp. ...............................................         325,000      11,050,000
Walt Disney Co. ................................................         283,000       8,189,313
                                                                                     -----------
                                                                                      46,311,312
                                                                                     -----------
Electronic Technology 7.4%
Corning Inc. ...................................................         150,600       7,953,563
Diebold Inc. ...................................................         399,500      13,333,312
Intel Corp. ....................................................         265,000       7,966,563
Motorola Inc. ..................................................         546,800      11,072,700
PerkinElmer Inc. ...............................................          49,400       5,187,000
Raytheon Co., B ................................................         283,200       8,796,900
Rockwell International Corp. ...................................         122,500       5,834,063
                                                                                     -----------
                                                                                      60,144,101
                                                                                     -----------
Energy Minerals 6.2%
Chevron Corp. ..................................................          82,000       6,923,875
Conoco Inc., B .................................................         510,830      14,782,142
Exxon Mobil Corp. ..............................................         131,572      11,438,541
Petroleo Brasileiro SA-Petrobras, ADR (Brazil) .................         350,200       8,842,550
Texaco Inc. ....................................................         136,400       8,473,850
                                                                                     -----------
                                                                                      50,460,958
                                                                                     -----------
Finance 9.6%
Bank of America Corp. ..........................................         195,000       8,945,625
Fannie Mae .....................................................         157,500      13,663,125
Fleet Boston Financial Corp. ...................................         435,468      16,357,266
J.P. Morgan & Co. Inc. .........................................          47,100       7,795,050
Wachovia Corp. .................................................          75,000       4,359,375
Washington Mutual Inc. .........................................         261,000      13,849,313
Wells Fargo & Co. ..............................................         230,000      12,808,125
                                                                                     -----------
                                                                                      77,777,879
                                                                                     -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Statement of Investments, December 31, 2000 (cont.)

Franklin Growth and Income Securities Fund                               SHARES          VALUE
------------------------------------------------------------------------------------------------
Common Stocks (cont.)
Health Technology 7.4%
Abbott Laboratories ............................................         270,000     $13,078,125
American Home Products Corp. ...................................         157,000       9,977,350
Baxter International Inc. ......................................          75,000       6,623,438
Bristol-Myers Squibb Co. .......................................         210,000      15,526,874
Glaxosmithkline PLC, ADR (United Kingdom) ......................         105,800       5,924,800
Johnson & Johnson ..............................................          88,000       9,245,500
                                                                                     -----------
                                                                                      60,376,087
                                                                                     -----------
Insurance 3.3%
Lincoln National Corp. .........................................         253,400      11,988,987
Marsh & McLennan Cos. Inc. .....................................          59,000       6,903,000
St. Paul Cos. Inc. .............................................         145,400       7,897,038
                                                                                     -----------
                                                                                      26,789,025
                                                                                     -----------
Non-Energy Minerals 1.2%
Weyerhaeuser Co. ...............................................         188,000       9,541,000
                                                                                     -----------
Process Industries 2.5%
Dow Chemical Co. ...............................................         248,900       9,115,963
General Electric Co. ...........................................         242,100      11,605,668
                                                                                     -----------
                                                                                      20,721,631
                                                                                     -----------
Producer Manufacturing 4.8%
Avery Dennison Corp. ...........................................         115,000       6,310,625
Emerson Electric Co. ...........................................         170,000      13,398,124
Masco Corp. ....................................................         325,000       8,348,438
Pitney Bowes Inc. ..............................................          43,700       1,447,563
TRW Inc. .......................................................         245,000       9,493,750
                                                                                     -----------
                                                                                      38,998,500
                                                                                     -----------
Real Estate 5.5%
Equity Office Properties Trust .................................         395,000      12,886,875
Equity Residential Properties Trust ............................         258,300      14,287,219
Glenborough Realty Trust Inc. ..................................         400,000       6,950,000
Simon Property Group Inc. ......................................         444,700      10,672,800
                                                                                     -----------
                                                                                      44,796,894
                                                                                     -----------
Retail Trade 3.2%
Home Depot Inc. ................................................         145,000       6,624,688
Intimate Brands Inc. ...........................................         430,000       6,450,000
Target Corp. ...................................................         390,000      12,577,500
                                                                                     -----------
                                                                                      25,652,188
                                                                                     -----------
Technology Services 3.1%
Automatic Data Processing Inc. .................................         161,500      10,224,969
Electronic Data Systems Corp. ..................................         253,000      14,610,750
                                                                                     -----------
                                                                                      24,835,719
                                                                                     -----------
Transportation .7%
United Parcel Service Inc., B ..................................         101,100       5,945,944
                                                                                     -----------
Utilities 5.7%
Constellation Energy Group Inc. ................................         171,500       7,728,219
Duke Energy Corp. ..............................................         100,000       8,525,000
MCN Energy Group Inc. ..........................................         355,000       9,829,063
National Fuel Gas Co. ..........................................         170,800      10,749,725
TXU Corp. ......................................................         208,800       9,252,450
                                                                                     -----------
                                                                                      46,084,457
                                                                                     -----------
Total Common Stocks (Cost $538,156,871) ........................                     703,418,444
                                                                                     -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Statement of Investments, December 31, 2000 (cont.)

Franklin Growth and Income Securities Fund                               SHARES          VALUE
------------------------------------------------------------------------------------------------
Convertible Preferred Stocks 4.5%
Consumer Services 1.6%
Cox Communications Inc., 7.00%, cvt. pfd .......................         125,000     $ 7,750,000
MediaOne Group Inc., 7.00%, cvt. pfd ...........................         151,000       5,379,375
                                                                                     -----------
                                                                                      13,129,375
                                                                                     -----------
Health Services .9%
Express Scripts Exch TR, 7.00% cvt. pfd ........................          79,700       7,681,088
                                                                                     -----------
Insurance 1.1%
Metlife Capital Trust I, 8.00%, cvt. pfd .......................          80,000       8,760,000
                                                                                     -----------
Utilities .9%
SEI Trust I, 6.25%, cvt. pfd., A ...............................         108,300       6,714,600
                                                                                     -----------
Total Convertible Preferred Stocks (Cost $28,539,847) ..........                      36,285,063
                                                                                     -----------

                                                                                               PRINCIPAL
                                                                                                AMOUNT
                                                                                          ----------------
 Convertible Bonds 4.6%
 Consumer Services .9%
 Clear Channel Communications, cvt., 1.50%, 12/01/02 .................................     $   8,000,000          7,120,000
                                                                                                              -------------
 Electronic Technology 2.4%
 Amkor Technology Inc., cvt., 5.00%, 3/15/07 .........................................         6,500,000          4,298,125
 LSI Logic Corp., cvt., 4.25%, 3/15/04 ...............................................         1,880,000          2,321,800
 LSI Logic Corp., cvt., 4.00%, 2/15/05 ...............................................         2,500,000          1,775,000
 SCI Systems Inc., cvt., 3.00%, 3/15/07 ..............................................         7,500,000          5,934,375
 Vitesse Semiconductor Corp., cvt., 144A, 4.00%, 3/15/05 .............................         7,000,000          5,582,500
                                                                                                              -------------
                                                                                                                 19,911,800
                                                                                                              -------------

 Technology Services 1.3%
 Affiliated Computer Services, cvt., sub. note, 4.00%, 3/15/05 .......................         6,750,000         10,293,750
                                                                                                              -------------
 Total Convertible Bonds (Cost $39,801,445) ..........................................                           37,325,550
                                                                                                              -------------
 Total Long Term Investments (Cost $606,498,163) .....................................                          777,029,057
                                                                                                              -------------
(f)Repurchase Agreement 4.5%
   Joint Repurchase Agreement, 6.047%, 1/02/01, (Maturity Value
      $37,237,685) (Cost $37,212,681) ................................................        37,212,681         37,212,681
    Barclays Capital Inc. (Maturity Value $3,656,741)
    Bear, Stearns & Co. Inc. (Maturity Value $2,090,149)
    BNP Paribas Corp. (Maturity Value $3,656,741)
    Chase Securities Inc. (Maturity Value $3,656,741)
    Dresdner Kleinwort Benson, North America LLC (Maturity Value
      $3,656,741)
    Goldman, Sachs & Co. (Maturity Value $3,656,741)
    Greenwich Capital Markets Inc. (Maturity Value $3,656,741)
    Lehman Brothers Inc. (Maturity Value $3,281,757)
    Nesbitt Burns Securities Inc. (Maturity Value $3,656,741)
    SG Cowen Securities Corp. (Maturity Value $2,611,851)
    UBS Warburg LLC (Maturity Value $3,656,741)
     Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S.
       Government Agency Securities ....................................................
                                                                                                              -------------
   Total Investments (Cost $643,710,844) 100.1% ........................................                        814,241,738
   Other Assets, less Liabilities (.1)% ................................................                         (1,093,916)
                                                                                                              -------------
   Net Assets 100.0% ...................................................................                      $ 813,147,822
                                                                                                              =============

(f)See Note 1(c) regarding joint repurchase agreement.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements

Statements of Assets and Liabilities
December 31, 2000

                                                Franklin       Franklin Global    Franklin Global      Franklin
                                           Aggressive Growth    Communications      Health Care    Growth and Income  Franklin High
                                            Securities Fund    Securities Fund    Securities Fund   Securities Fund    Income Fund
                                          ------------------------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ...................................     $15,622,035       $470,660,305        $37,782,041      $606,498,163     $272,856,102
                                               =====================================================================================
  Value ..................................      12,942,535        435,828,761         45,859,962       777,029,057      175,575,519
 Repurchase agreements, at value and cost               --         87,748,239                 --        37,212,681       10,301,031
 Receivables:
  Investment securities sold .............         166,615          1,124,437            821,623         8,513,250           72,508
  Capital shares sold ....................           8,187                 90            161,783           164,124               --
  Dividends and interest .................              --            305,299             16,755         2,156,209        4,907,647
                                               -------------------------------------------------------------------------------------
      Total assets .......................      13,117,337        525,006,826         46,860,123       825,075,321      190,856,705
                                               -------------------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ........          77,834                 --          1,724,825        10,872,648               --
  Capital shares redeemed ................           3,054            804,218             18,555           655,344          314,521
  Affiliates .............................           7,688            250,572             26,846           326,980           89,371
  Professional fees ......................           8,028             38,325              5,277            33,655           18,336
  Reports to shareholders ................              79             72,000              1,269            36,500           11,330
 Other liabilities .......................              44             54,560                470             2,372            4,934
                                               -------------------------------------------------------------------------------------
      Total liabilities ..................          96,727          1,219,675          1,777,242        11,927,499          438,492
                                               -------------------------------------------------------------------------------------
       Net assets, at value ..............     $13,020,610       $523,787,151        $45,082,881      $813,147,822     $190,418,213
                                               =====================================================================================
Net assets consist of:
 Undistributed net investment income .....        $ 17,124          $ 285,592           $ 49,240       $ 2,572,579     $ 27,467,225
 Net unrealized appreciation (depreciation)     (2,679,500)       (34,831,544)         8,077,720       170,530,894      (97,280,583)
 Accumulated net realized gain (loss) ....      (2,281,121)        51,919,292          4,378,065        63,672,169      (29,528,324)
 Capital shares ..........................      17,964,107        506,413,811         32,577,856       576,372,180      289,759,895
                                               -------------------------------------------------------------------------------------
       Net assets, at value ..............     $13,020,610       $523,787,151        $45,082,881      $813,147,822     $190,418,213
                                               =====================================================================================

Class 1:
 Net assets, at value ....................     $13,020,610       $523,287,799        $44,713,670      $810,836,915     $189,986,133
                                               =====================================================================================
 Shares outstanding ......................       1,714,409         40,618,932          2,640,921        47,242,695       22,242,790
                                               =====================================================================================
 Net asset value and offering price per share        $7.59             $12.88             $16.93            $17.16            $8.54
                                               =====================================================================================
Class 2:
 Net assets, at value ....................              --          $ 499,352          $ 369,211       $ 2,310,907        $ 432,080
                                               =====================================================================================
 Shares outstanding ......................              --             38,835             21,918           134,914           50,824
                                               =====================================================================================
 Net asset value and offering price per share           --             $12.86             $16.85            $17.13            $8.50
                                               =====================================================================================

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

Statements of Assets and Liabilities (cont.)
December 31, 2000

                                                                Franklin Large       Franklin        Franklin         Franklin
                                              Franklin Income     Cap Growth       Money Market  Natural Resources   Real Estate
                                              Securities Fund   Securities Fund        Fund       Securities Fund       Fund
                                             --------------------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ...................................      $579,927,925      $359,366,875     $244,436,632      $41,124,920     $127,135,925
                                               =====================================================================================
  Value ..................................       569,113,609       416,020,270      244,436,632       50,846,358      164,483,284
 Repurchase agreements, at value and cost         65,359,136        26,608,658       28,540,000          823,420       11,590,798
 Cash.....................................                --                --            1,013               --               --
 Receivables:
  Investment securities sold .............         9,239,969         9,378,485               --        1,208,360               --
  Capital shares sold ....................            61,848            20,963       21,357,839           69,032          199,023
  Dividends and interest .................         8,253,890           322,892        2,264,776           60,877        1,098,559
                                               -------------------------------------------------------------------------------------
      Total assets .......................       652,028,452       452,351,268      296,600,260       53,008,047      177,371,664
                                               -------------------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ........         1,009,908        19,222,947               --        1,780,099          212,925
  Capital shares redeemed ................           788,299           347,688          249,919           22,859          101,352
  Affiliates .............................           265,324           276,667          123,999           24,571           91,558
  Professional fees ......................            20,412            15,830            8,552            8,504           10,650
  Reports to shareholders ................            29,376            21,236           12,900            2,141            8,199
 Distributions to shareholders ...........                --                --           14,709               --               --
 Other liabilities .......................            11,742             1,804            1,060            1,267            1,051
                                               -------------------------------------------------------------------------------------
      Total liabilities ..................         2,125,061        19,886,172          411,139        1,839,441          425,735
                                               -------------------------------------------------------------------------------------
       Net assets, at value ..............      $649,903,391      $432,465,096     $296,189,121      $51,168,606     $176,945,929
                                               =====================================================================================
Net assets consist of:
 Undistributed net investment income .....      $ 39,721,056       $ 2,001,870              $--        $ 403,029      $ 8,890,843
 Net unrealized appreciation (depreciation)      (10,815,607)       56,653,395               --        9,721,467       37,348,441
 Accumulated net realized gain (loss) ....        34,959,174        79,094,714               --      (16,816,444)     (15,532,107)
 Capital shares ..........................       586,038,768       294,715,117      296,189,121       57,860,554      146,238,752
                                               -------------------------------------------------------------------------------------
       Net assets, at value ..............      $649,903,391      $432,465,096     $296,189,121      $51,168,606     $176,945,929
                                               =====================================================================================

Class 1:
 Net assets, at value ....................      $647,369,707      $431,384,146     $274,579,764      $48,738,667     $153,203,001
                                               =====================================================================================
 Shares outstanding ......................        44,033,732        20,511,326      274,579,764        3,289,852        8,767,273
                                               =====================================================================================
 Net asset value and offering price per share         $14.70            $21.03            $1.00           $14.81           $17.47
                                               =====================================================================================

Class 2:
 Net assets, at value ....................       $ 2,533,684       $ 1,080,950     $ 21,609,357      $ 2,429,939     $ 23,742,928
                                               =====================================================================================
 Shares outstanding ......................           172,849            51,658       21,609,357          164,431        1,366,380
                                               =====================================================================================
 Net asset value and offering price per share         $14.66            $20.93            $1.00           $14.78           $17.38
                                               =====================================================================================

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

Statements of Assets and Liabilities (cont.)
December 31, 2000


                                                  Franklin         Franklin        Franklin         Franklin           Franklin
                                              Rising Dividends      S&P 500       Small Cap        Technology      U.S. Government
                                              Securities Fund     Index Fund         Fund        Securities Fund        Fund
                                            ----------------------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ......................................   $283,920,947      $58,830,469     $566,003,900      $13,942,153     $408,294,731
                                              ======================================================================================
  Value .....................................    363,901,093       55,355,730      695,924,409       10,743,427      415,786,865
 Repurchase agreements, at value and cost....             --               --               --               --        9,566,968
 Cash .......................................            268               --               --               --               --
 Receivables:
  Investment securities sold ................        843,293               --          588,036          259,724           23,118
  Capital shares sold .......................          2,320          226,709          651,631           57,023           45,925
  Dividends and interest ....................        678,981           44,098          371,315              112        3,533,531
  Affiliates ................................             --           78,121               --               --               --
                                              --------------------------------------------------------------------------------------
      Total assets ..........................    365,425,955       55,704,658      697,535,391       11,060,286      428,956,407
                                              --------------------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ...........        103,600           97,487          198,348          115,160               --
  Capital shares redeemed ...................        534,650          163,467        7,876,148              318          259,414
  Affiliates ................................        221,476           42,800          519,104           17,152          186,646
  Professional fees .........................         17,714            4,350           16,859            5,006           11,120
  Reports to shareholders ...................         21,874            4,119           28,504            1,500           20,773
  Variation margin (Note 1) .................             --           31,850               --               --               --
 Other liabilities ..........................          1,291              220            2,583              229            4,095
                                              --------------------------------------------------------------------------------------
      Total liabilities .....................        900,605          344,293        8,641,546          139,365          482,048
                                              --------------------------------------------------------------------------------------
       Net assets, at value .................   $364,525,350      $55,360,365     $688,893,845      $10,920,921     $428,474,359
                                              ======================================================================================
Net assets consist of:
 Undistributed net investment income ........      $ 287,964        $ 490,792      $ 2,827,148              $--     $ 29,623,377
 Net unrealized appreciation (depreciation) .     79,980,146       (3,566,996)     129,920,593       (3,198,726)       7,492,134
 Accumulated net realized gain (loss) .......     20,047,023       (1,055,518)     (18,379,373)      (1,635,761)     (15,156,940)
 Capital shares .............................    264,210,217       59,492,087      574,525,477       15,755,408      406,515,788
                                              --------------------------------------------------------------------------------------
       Net assets, at value .................   $364,525,350      $55,360,365     $688,893,845      $10,920,921     $428,474,359
                                              ======================================================================================

Class 1:
 Net assets, at value .......................   $363,484,638      $45,106,340     $387,473,972      $ 9,065,841     $424,513,262
                                              ======================================================================================
 Shares outstanding .........................     27,475,697        4,668,522       18,233,610        1,195,559       32,262,485
                                              ======================================================================================
 Net asset value and offering price per share         $13.23            $9.66           $21.25            $7.58           $13.16
                                              ======================================================================================

Class 2:
 Net assets, at value .......................    $ 1,040,712         $ 80,295     $301,419,873      $ 1,855,080      $ 3,961,097
                                              ======================================================================================
 Shares outstanding .........................         78,933            8,335       14,259,916          244,985          302,137
                                              ======================================================================================
 Net asset value and offering price per share         $13.18            $9.63           $21.14            $7.57           $13.11

                                              ======================================================================================
Class 3:
 Net assets, at value .......................             --      $10,173,730               --               --               --
                                              ======================================================================================
 Shares outstanding .........................             --        1,057,848               --               --               --
 Net asset value and offering price per share             --            $9.62               --               --               --
                                              ======================================================================================

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

Statements of Assets and Liabilities (cont.)
December 31, 2000


                                                    Franklin         Franklin         Franklin         Mutual           Mutual
                                                      Value         Zero Coupon      Zero Coupon     Discovery          Shares
                                                Securities Fund     Fund - 2005      Fund - 2010   Securities Fund  Securities Fund
                                               ------------------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ..........................................  $23,051,871      $56,357,049      $48,846,186     $174,317,891     $386,535,818
                                                 ==================================================================================
  Value .........................................   26,444,291       61,533,826       56,233,297      190,754,787      442,825,102
 Repurchase agreements, at value and cost .......           --          936,041          558,175               --               --
 Cash ...........................................           --               --               --        2,551,074        1,577,358
 Receivables:
  Investment securities sold ....................      213,666               --               --        1,679,620        4,537,191
  Capital shares sold ...........................       89,923               --           12,869            2,000          118,962
  Dividends and interest ........................       35,315               --               --          632,937          813,799
  Unrealized gain on forward exchange contracts
   (Note 6) .....................................           --               --               --          222,986           46,346
  Deposits with broker for securities sold short            --               --               --        1,744,852        4,875,744
                                                 ----------------------------------------------------------------------------------
      Total assets ..............................   26,783,195       62,469,867       56,804,341      197,588,256      454,794,502
                                                 ----------------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ...............       91,954               --               --        1,099,260        2,641,213
  Capital shares redeemed .......................           54          137,832           42,603          104,703          790,551
  Affiliates ....................................       17,957           32,323           29,806          153,331          284,728
  Professional fees .............................        8,124            8,338            8,768            4,771           10,379
  Reports to shareholders .......................        1,156            2,560            2,408           19,740           17,719
  Options written, at value (premiums received $6,530)      --               --               --               --            9,644
  Securities sold short, at value (proceeds $2,135,063)     --               --               --        1,999,168               --
  Securities sold short, at value (proceeds $5,685,146)     --               --               --               --        5,355,711
  Unrealized loss on forward exchange contracts
   (Note 6)                                                 --               --               --        2,116,935        1,530,997
 Other liabilities ..............................           76              510              329            4,431            3,557
                                                 ----------------------------------------------------------------------------------
      Total liabilities .........................      119,321          181,563           83,914        5,502,339       10,644,499
                                                 ---------------------------------------------------------------------------------
       Net assets, at value .....................  $26,663,874      $62,288,304      $56,720,427     $192,085,917     $444,150,003
                                                 ==================================================================================
Net assets consist of:
 Undistributed net investment income ............    $ 204,558      $ 3,743,625      $ 3,592,568      $ 2,320,644      $ 8,250,384
 Net unrealized appreciation ....................    3,392,420        5,176,777        7,387,111       14,879,458       55,130,954
 Accumulated net realized gain ..................      751,875          658,573        2,433,022       24,836,826       32,595,625
 Capital shares .................................   22,315,021       52,709,329       43,307,726      150,048,989      348,173,040
                                                 ----------------------------------------------------------------------------------
       Net assets, at value .....................  $26,663,874      $62,288,304      $56,720,427     $192,085,917     $444,150,003
                                                 ==================================================================================

Class 1:
 Net assets, at value ...........................  $19,455,034      $62,288,304      $56,720,427     $191,051,351     $407,063,190
                                                 ==================================================================================
 Shares outstanding .............................    1,972,848        3,922,402        3,436,736       13,129,179       28,591,162
                                                 ==================================================================================
Net asset value and offering price per share ....       $9.86           $15.88           $16.50           $14.55           $14.24
                                                 ==================================================================================

Class 2:
 Net assets, at value ...........................  $ 7,208,840               --               --      $ 1,034,566     $ 37,086,813
                                                 ==================================================================================
 Shares outstanding .............................      734,665               --               --           71,367        2,608,808
                                                 ==================================================================================
 Net asset value and offering price per share ...        $9.81               --               --           $14.50           $14.22
                                                 ==================================================================================

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

Statements of Assets and Liabilities (cont.)
December 31, 2000

                                               Templeton           Templeton         Templeton        Templeton         Templeton
                                             Asset Strategy   Developing Markets   Global Income        Growth        International
                                                  Fund          Securities Fund   Securities Fund  Securities Fund   Securities Fund
                                           -----------------------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ......................................  $617,483,708       $423,704,252      $81,416,770     $1,098,964,020     $839,454,275
                                             =======================================================================================
  Value .....................................   656,737,659        363,865,903       75,991,881     $1,144,095,937      924,250,884
 Repurchase agreements, at value and cost ...            --                 --        4,954,000        101,172,000       51,761,000
 Cash .......................................        70,757             84,140            1,868                 --               --
 Receivables:
  Investment securities sold ................     2,537,113          2,447,465               --            494,286           98,283
  Capital shares sold .......................       255,629          1,167,800            3,098             74,280        2,872,986
  Dividends and interest ....................     3,249,493          1,238,370        1,577,987          3,702,816        5,750,668
                                             ---------------------------------------------------------------------------------------
      Total assets ..........................   662,850,651        368,803,678       82,528,834      1,249,539,319      984,733,821
                                             ---------------------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ...........            --          2,670,013               --                 --               --
  Capital shares redeemed ...................     1,604,140          7,206,133           46,717          5,541,351       19,743,969
  Affiliates ................................       422,050            442,980           45,300            856,099          882,563
  Professional fees .........................        25,804              8,626            6,806             49,426           34,792
  Reports to shareholders ...................       144,026             62,200           11,499            182,405          319,156
 Funds advanced by custodian ................            --                 --               --            165,302            1,198
 Other liabilities ..........................        64,690            151,770           10,885             64,181          141,625
                                             ---------------------------------------------------------------------------------------
      Total liabilities .....................     2,260,710         10,541,722          121,207          6,858,764       21,123,303
                                             ---------------------------------------------------------------------------------------
       Net assets, at value .................  $660,589,941       $358,261,956      $82,407,627     $1,242,680,555     $963,610,518
                                             =======================================================================================
Net assets consist of:
 Undistributed net investment income ........   $ 8,243,716        $ 3,039,417      $ 2,608,626       $ 22,733,829     $ 25,867,852
 Net unrealized appreciation (depreciation) .    39,307,098        (59,838,349)      (5,380,232)        45,131,917       84,796,609
 Accumulated net realized gain (loss) .......    53,097,813       (147,401,712)     (11,312,263)       193,332,717      197,744,112
 Capital shares .............................   559,941,314        562,462,600       96,491,496        981,482,092      655,201,945
                                             ---------------------------------------------------------------------------------------
       Net assets, at value .................  $660,589,941       $358,261,956      $82,407,627     $1,242,680,555     $963,610,518
                                             =======================================================================================

Class 1:
 Net assets, at value .......................  $628,243,683       $301,644,695      $81,170,522     $1,163,637,330     $776,495,026
                                             =======================================================================================
 Shares outstanding .........................    32,684,591         57,454,209        7,037,068         84,584,509       41,338,300
                                             =======================================================================================
 Net asset value and offering price per share        $19.22              $5.25           $11.53             $13.76           $18.78
                                             =======================================================================================

Class 2:
 Net assets, at value .......................  $ 32,346,258       $ 56,617,261      $ 1,237,105       $ 79,043,225     $187,115,492
                                             =======================================================================================
 Shares outstanding .........................     1,690,505         10,836,165          107,749          5,771,749       10,021,735
                                             =======================================================================================
 Net asset value and offering price per share        $19.13              $5.22           $11.48             $13.69           $18.67
                                             =======================================================================================

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

Statements of Assets and Liabilities (cont.)
December 31, 2000

                                                             Templeton              Templeton
                                                        International Smaller     Pacific Growth
                                                           Companies Fund         Securities Fund
                                                        -------------------------------------------
Assets:
 Investments in securities:
  Cost .................................................     $25,979,383           $ 64,165,924
                                                        ============================================
  Value ................................................      27,766,823             45,815,202
 Repurchase agreements, at value and cost ..............       4,825,000              5,627,000
 Cash ..................................................          22,262                    728
 Receivables:
  Investment securities sold ...........................         332,350                     --
  Capital shares sold ..................................           8,634                     --
  Dividends and interest ...............................          88,650                 84,951
                                                        --------------------------------------------
      Total assets .....................................      33,043,719             51,527,881
                                                        --------------------------------------------
Liabilities:
 Payables:
  Capital shares redeemed ..............................       2,639,858              1,112,836
  Affiliates ...........................................          30,328                 45,448
  Professional fees ....................................           2,819                  8,543
  Reports to shareholders ..............................           3,407                 16,990
 Other liabilities .....................................           5,201                 27,759
                                                        --------------------------------------------
      Total liabilities ................................       2,681,613              1,211,576
                                                        --------------------------------------------
       Net assets, at value ............................     $30,362,106           $ 50,316,305
                                                        ============================================
Net assets consist of:
 Undistributed net investment income ...................       $ 778,155              $ 966,510
 Net unrealized appreciation (depreciation) ............       1,787,440            (18,350,722)
 Accumulated net realized loss .........................      (4,224,727)           (67,632,949)
 Capital shares ........................................      32,021,238            135,333,466
                                                        --------------------------------------------
       Net assets, at value ............................     $30,362,106           $ 50,316,305
                                                        ============================================

Class 1:
 Net assets, at value ..................................     $19,982,629           $ 50,046,923
                                                        ============================================
 Shares outstanding ....................................       1,855,687              6,621,071
                                                        ============================================
 Net asset value and offering price per share ..........          $10.77                  $7.56
                                                        ============================================
Class 2:
 Net assets, at value ..................................     $10,379,477              $ 269,382
                                                        ============================================
 Shares outstanding ....................................         965,355                 35,625
                                                        ============================================
 Net asset value and offering price per share ..........          $10.75                  $7.56
                                                        ============================================

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

Statements of Operations
for the year ended December 31, 2000


                                                      Franklin       Franklin Global Franklin Global     Franklin
                                                 Aggressive Growth   Communications    Health Care   Growth and Income Franklin High
                                                 Securities Fund(b) Securities Fund  Securities Fund  Securities Fund   Income Fund
                                               -------------------------------------------------------------------------------------
Investment income:(a)
 Dividends .........................................   $ 50,723      $ 5,341,688        $ 278,370     $ 23,601,342        $ 584,081
 Interest ..........................................     12,067        3,523,725              496        3,207,875       28,870,577
                                                    --------------------------------------------------------------------------------
      Total investment income ......................     62,790        8,865,413          278,866       26,809,217       29,454,658
                                                    --------------------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ..........................     22,838        4,032,318          169,755        3,976,995        1,350,684
 Administrative fees (Note 3) ......................     10,051               --           44,498               --               --
 Distribution fees - Class 2 (Note 3) ..............         --            1,562              685            2,979            1,143
 Transfer agent fees ...............................         38           27,616              296           10,063            3,491
 Custodian fees ....................................         54          114,351            1,126            8,097            2,388
 Professional fees (Note 3) ........................     12,153           61,729           11,031           54,564           27,063
 Other .............................................        144          115,800            4,545           57,927           19,592
                                                    --------------------------------------------------------------------------------
      Total expenses ...............................     45,278        4,353,376          231,936        4,110,625        1,404,361
                                                    --------------------------------------------------------------------------------
       Net investment income .......................     17,512        4,512,037           46,930       22,698,592       28,050,297
                                                    --------------------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ...................................... (2,281,121)      53,799,746        6,193,436       65,004,861      (21,829,916)
  Foreign currency transactions ....................       (388)         (92,138)           2,317               --               --
                                                    --------------------------------------------------------------------------------
       Net realized gain (loss) .................... (2,281,509)      53,707,608        6,195,753       65,004,861      (21,829,916)
 Net unrealized appreciation (depreciation) on:
  Investments ...................................... (2,679,500)    (332,701,646)       6,549,769       41,326,108      (35,524,810)
  Translation of assets and liabilities denominated
    in foreign currencies ..........................         --          (46,650)            (201)              --               --
                                                    --------------------------------------------------------------------------------
       Net unrealized appreciation (depreciation) .. (2,679,500)    (332,748,296)       6,549,568       41,326,108      (35,524,810)
                                                    --------------------------------------------------------------------------------
Net realized and unrealized gain (loss) ............ (4,961,009)    (279,040,688)      12,745,321      106,330,969      (57,354,726)
                                                    --------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations ...................................$(4,943,497)   $(274,528,651)     $12,792,251     $129,029,561     $(29,304,429)
                                                    ================================================================================

(a) Net of foreign taxes and fees of $18, $183,249, $2,033 and $84,368 for the Franklin Aggressive Growth Securities Fund, the Franklin Global Communications Securities Fund, the Franklin Global Health Care Securities Fund and the Franklin Growth and Income Securities Fund, respectively.

(b) For the period May 1, 2000 (effective date) to December 31, 2000.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

Statements of Operations (cont.)
for the year ended December 31, 2000

                                                                    Franklin Large     Franklin         Franklin        Franklin
                                                   Franklin Income    Cap Growth      Money Market  Natural Resources  Real Estate
                                                   Securities Fund  Securities Fund       Fund       Securities Fund       Fund
                                                  ---------------------------------------------------------------------------------
Investment income:(a)
 Dividends .........................................$ 20,666,826      $ 3,907,708             $--        $ 637,497      $ 9,288,230
 Interest ..........................................  38,744,176        1,608,459      18,955,323           73,765          279,472
                                                    --------------------------------------------------------------------------------
      Total investment income ......................  59,411,002        5,516,167      18,955,323          711,262        9,567,702
                                                    --------------------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ..........................   3,327,614        3,420,758       1,599,158          288,538          932,495
 Distribution fees - Class 2 (Note 3) ..............       4,235            2,920          19,659            1,155           25,176
 Transfer agent fees ...............................       9,274            5,616           4,176              645            4,566
 Custodian fees ....................................      44,809            4,696           2,923            1,588            1,992
 Professional fees (Note 3) ........................      37,556           33,669          18,290           11,783           16,546
 Other .............................................       7,411           87,248          25,964            5,371           12,916
                                                    --------------------------------------------------------------------------------
      Total expenses ...............................   3,430,899        3,554,907       1,670,170          309,080          993,691
                                                    --------------------------------------------------------------------------------
       Net investment income .......................  55,980,103        1,961,260      17,285,153          402,182        8,574,011
                                                    --------------------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ......................................  35,438,024       79,192,321            (486)       4,893,429      (10,903,600)
  Foreign currency transactions ....................     (57,176)              --              --            1,080           (4,227)
                                                    --------------------------------------------------------------------------------
       Net realized gain (loss) ....................  35,380,848       79,192,321            (486)       4,894,509      (10,907,827)
 Net unrealized appreciation (depreciation) on:
  Investments ......................................  29,551,083      (56,856,844)             --        8,744,377       46,699,745
  Translation of assets and liabilities denominated
   in foreign currencies ...........................          62               --              --              (54)           1,082
                                                    --------------------------------------------------------------------------------
       Net unrealized appreciation (depreciation) ..  29,551,145      (56,856,844)             --        8,744,323       46,700,827
                                                    --------------------------------------------------------------------------------
Net realized and unrealized gain (loss) ............  64,931,993       22,335,477            (486)      13,638,832       35,793,000
                                                    --------------------------------------------------------------------------------
Net increase in net assets resulting
  from operations ..................................$120,912,096      $24,296,737     $17,284,667      $14,041,014      $44,367,011
                                                    ================================================================================


(a) Net of foreign taxes and fees of $50,995, $26,445, $17,370 and $19,856 for the Franklin Income Securities Fund, the Franklin Large Cap Growth Securities Fund, the Franklin Natural Resources Securities Fund and the Franklin Real Estate Fund, respectively.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statements of Operations (cont.)
for the year ended December 31, 2000

                                                   Franklin         Franklin       Franklin        Franklin          Franklin
                                                Rising Dividends     S&P 500       Small Cap      Technology      U.S. Government
                                                Securities Fund    Index Fund        Fund      Securities Fund(b)      Fund
                                              -----------------------------------------------------------------------------------
Investment income:(a)
 Dividends .......................................$ 8,778,359      $ 665,802      $ 7,418,001         $ 33,461              $--
 Interest ........................................    155,641             --          725,617              959       32,020,444
                                                    --------------------------------------------------------------------------------
      Total investment income ....................  8,934,000        665,802        8,143,618           34,420       32,020,444
                                                    --------------------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ........................  2,738,475         70,310        3,511,885           25,076        2,315,683
 Administrative fees (Note 3) ....................         --         48,367        1,183,033           12,187               --
 Distribution fees (Note 3)
  Class 2 ........................................      1,555            216          412,622              749            5,466
  Class 3 ........................................         --         21,485               --               --               --
 Transfer agent fees .............................     44,826          1,112           20,659              107            6,572
 Transfer agent fees - Class 3 (Note 3) ..........         --         29,194               --               --               --
 Custodian fees ..................................      3,507            490            6,110               75            4,329
 Registration and filing fees - Class 3 ..........         --         31,732               --               --               --
 Professional fees (Note 3) ......................     29,093         19,904           30,660            9,141           24,113
 Amortization of offering costs (Note 1) .........         --          2,500               --               --               --
 Amortization of offering costs - Class 3 (Note 1)         --         17,500               --               --               --
 Other ...........................................     28,137         11,056          112,474            1,689           37,452
                                                    --------------------------------------------------------------------------------
      Total expenses .............................  2,845,593        253,866        5,277,443           49,024        2,393,615
      Expenses waived/paid by affiliate - Class 3
       (Note 3) ..................................         --        (58,374)              --               --               --
                                                    --------------------------------------------------------------------------------
        Net expenses .............................  2,845,593        195,492        5,277,443           49,024        2,393,615
                                                    --------------------------------------------------------------------------------
         Net investment income (loss) ............  6,088,407        470,310        2,866,175          (14,604)      29,626,829
                                                    --------------------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .................................... 20,442,907       (901,096)     (18,279,336)      (1,635,761)      (4,282,526)
  Financial futures contracts ....................         --       (154,422)              --               --               --
  Foreign currency transactions ..................         --             --           (4,516)             301               --
                                                    --------------------------------------------------------------------------------
       Net realized gain (loss) .................. 20,442,907     (1,055,518)     (18,283,852)      (1,635,460)      (4,282,526)
 Net unrealized appreciation (depreciation) on:
  Investments .................................... 38,230,235     (4,036,928)    (103,604,566)      (3,198,726)      24,216,491
  Translation of assets and liabilities denominated
   in foreign currencies .........................         --             --               84               --               --
                                                    --------------------------------------------------------------------------------
       Net unrealized appreciation (depreciation)  38,230,235     (4,036,928)    (103,604,482)      (3,198,726)      24,216,491
                                                    --------------------------------------------------------------------------------
Net realized and unrealized gain (loss) .......... 58,673,142     (5,092,446)    (121,888,334)      (4,834,186)      19,933,965
                                                    --------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations .................................$64,761,549    $(4,622,136)   $(119,022,159)     $(4,848,790)     $49,560,794
                                                    ================================================================================

(a) Net of foreign taxes and fees of $23,235, $2,615, $743, and $32 for the Franklin Rising Dividends Securities Fund, the Franklin S&P 500 Index Fund, the Franklin Small Cap Fund and the Franklin Technology Securities Fund, respectively.

(b) For the period May 1, 2000 (effective date) to December 31, 2000.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

Statements of Operations (cont.)
for the year ended December 31, 2000


                                                      Franklin      Franklin       Franklin           Mutual           Mutual
                                                        Value      Zero Coupon    Zero Coupon       Discovery          Shares
                                                  Securities Fund  Fund - 2005    Fund - 2010    Securities Fund   Securities Fund
                                                 ---------------------------------------------------------------------------------
Investment income:(a)
 Dividends ......................................... $ 372,275            $--             $--       $ 2,643,212       $ 5,783,617
 Interest ..........................................       127      4,137,648       3,964,815         3,003,838         7,081,996
                                                    --------------------------------------------------------------------------------
      Total investment income ......................   372,402      4,137,648       3,964,815         5,647,050        12,865,613
                                                    --------------------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ..........................   110,031        374,270         358,565         1,602,379         2,544,563
 Administrative fees (Note 3) ......................    28,354             --              --           300,017           602,528
 Distribution fees - Class 2 (Note 3) ..............     9,958             --              --             1,601            49,102
 Transfer agent fees ...............................       210            806             784                --                --
 Custodian fees ....................................       177            915             629            25,000            23,300
 Reports to shareholders ...........................     5,630          5,322              --            10,300            38,700
 Professional fees (Note 3) ........................    13,150         11,047          10,794            22,300            56,900
 Trustees' fees and expenses .......................       190            651              --             1,600             4,600
 Dividends for securities sold short ...............        --             --              --            76,300           119,354
 Other .............................................       119            952           1,393             3,000             7,000
                                                    --------------------------------------------------------------------------------
      Total expenses ...............................   167,819        393,963         372,165         2,042,497         3,446,047
                                                    --------------------------------------------------------------------------------
       Net investment income .......................   204,583      3,743,685       3,592,650         3,604,553         9,419,566
                                                    --------------------------------------------------------------------------------
Realized and unrealized gains (losses):
Net realized gain from:
  Investments ...................................... 1,359,825        679,409       2,458,466        21,466,253        29,317,589
  Foreign currency transactions ....................         6             --              --        11,649,609         7,833,728
                                                    --------------------------------------------------------------------------------
       Net realized gain ........................... 1,359,831        679,409       2,458,466        33,115,862        37,151,317

 Net unrealized appreciation (depreciation) on:
  Investments ...................................... 3,398,185      2,574,234       3,619,145       (13,295,327)        9,404,249
  Translation of assets and liabilities denominated
   in foreign currencies ...........................       --             --               --        (3,332,402)       (2,664,168)
                                                    --------------------------------------------------------------------------------
       Net unrealized appreciation (depreciation) .. 3,398,185      2,574,234       3,619,145       (16,627,729)        6,740,081
                                                    --------------------------------------------------------------------------------
Net realized and unrealized gain ................... 4,758,016      3,253,643       6,077,611        16,488,133        43,891,398
                                                    --------------------------------------------------------------------------------
Net increase in net assets resulting
  from operations ..................................$4,962,599     $6,997,328      $9,670,261       $20,092,686       $53,310,964
                                                    ==============================================================================

(a) Net of foreign taxes and fees of $480, $313,655 and $178,889 for the Franklin Value Securities Fund, the Mutual Discovery Securities Fund, and the Mutual Shares Securities Fund, respectively.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

Statements of Operations (cont.)
for the year ended December 31, 2000


                                                    Templeton         Templeton       Templeton        Templeton        Templeton
                                                 Asset Strategy  Developing Markets Global Income        Growth       International
                                                       Fund       Securities Fund  Securities Fund  Securities Fund  Securities Fund
                                                 -----------------------------------------------------------------------------------
Investment income:(a)
 Dividends .........................................$13,009,465       $ 8,814,786             $--     $ 28,108,559     $ 38,435,733
 Interest ..........................................  7,581,862         1,662,815       5,924,506        4,534,809        4,808,680
                                                    --------------------------------------------------------------------------------
      Total investment income ...................... 20,591,327        10,477,601       5,924,506       32,643,368       43,244,413
                                                    --------------------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ..........................  4,131,722         4,860,007         541,042        8,610,867        9,942,391
 Administrative fees (Note 3) ......................    850,678           499,440              --               --        1,563,478
 Distribution fees - Class 2 (Note 3) ..............     65,577           143,618           2,318          126,744          376,383
 Custodian fees ....................................    192,110           459,000          33,130          242,100          500,000
 Reports to shareholders ...........................    315,601           160,047          17,549          368,572          698,534
 Registration and filing fees ......................         --            10,200              --               --            3,050
 Professional fees (Note 3) ........................     61,000            37,400          21,785           92,155           55,150
 Trustees' fees and expenses .......................      8,015             6,500           1,630           11,025           13,550
 Other .............................................      7,564            35,850           1,623           26,351           17,827
                                                    --------------------------------------------------------------------------------
      Total expenses ...............................  5,632,267         6,212,062         619,077        9,477,814       13,170,363
                                                    --------------------------------------------------------------------------------
       Net investment income ....................... 14,959,060         4,265,539       5,305,429       23,165,554       30,074,050
                                                    --------------------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ...................................... 69,435,780        (4,648,494)     (3,922,964)     195,106,898      142,591,527
  Foreign currency transactions ....................   (671,914)       (1,463,158)        (67,536)        (536,198)      (1,345,593)
                                                    --------------------------------------------------------------------------------
       Net realized gain (loss) .................... 68,763,866        (6,111,652)     (3,990,500)     194,570,700      141,245,934
 Net unrealized appreciation (depreciation) on:
  Investments ......................................(81,573,794)     (139,353,034)      1,881,867     (171,116,784)    (180,372,699)
  Translation of assets and liabilities denominated
   in foreign currencies ...........................    216,138          (235,725)        235,779               --               --
                                                    --------------------------------------------------------------------------------
       Net unrealized appreciation (depreciation) ..(81,357,656)     (139,588,759)      2,117,646     (171,116,784)    (180,372,699)
                                                    --------------------------------------------------------------------------------
Net realized and unrealized gain (loss) ............(12,593,790)     (145,700,411)     (1,872,854)      23,453,916      (39,126,765)
                                                    --------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations ...................................$ 2,365,270     $(141,434,872)     $3,432,575     $ 46,619,470     $ (9,052,715)
                                                    ================================================================================

(a) Net of foreign taxes and fees of $1,336,789, $1,317,831, $1,989,369, and
$3,906,045 for the Templeton Asset Strategy Fund, the Templeton Developing Markets Securities Fund, the Templeton Growth Securities Fund and the Templeton International Securities Fund, respectively.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

Statements of Operations (cont.)
for the year ended December 31, 2000


                                                                 Templeton            Templeton
                                                           International Smaller    Pacific Growth
                                                               Companies Fund       Securities Fund
                                                          --------------------------------------------
Investment income:(a)
 Dividends ....................................................  $ 820,652            $ 1,582,187
 Interest .....................................................    293,798                239,600
                                                               ---------------------------------------
      Total investment income .................................  1,114,450              1,821,787
                                                               ---------------------------------------
Expenses:
 Management fees (Note 3) .....................................    258,272                728,136
 Administrative fees (Note 3) .................................     45,582                     --
 Distribution fees - Class 2 (Note 3) .........................     18,788                  1,101
 Custodian fees ...............................................     12,800                 58,000
 Reports to shareholders ......................................      5,000                  1,000
 Registration and filing fees .................................      1,430                     --
 Professional fees (Note 3) ...................................     11,640                 12,200
 Trustees' fees and expenses ..................................        260                    700
 Other ........................................................      4,208                    294
                                                               ---------------------------------------
      Total expenses ..........................................    357,980                801,431
                                                               ---------------------------------------
       Net investment income ..................................    756,470              1,020,356
                                                               ---------------------------------------

Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .................................................    354,098            (15,987,763)
  Foreign currency transactions ...............................      1,821                (56,439)
                                                               ---------------------------------------
       Net realized gain (loss) ...............................    355,919            (16,044,202)
       Net unrealized depreciation on investments ............. (1,176,058)            (4,020,469)
                                                               ---------------------------------------
Net realized and unrealized loss ..............................   (820,139)           (20,064,671)
                                                               ---------------------------------------
Net decrease in net assets resulting from operations ..........  $ (63,669)          $(19,044,315)
                                                               =======================================

(a) Net of foreign taxes and fees of $94,538 and $101,778, for the Templeton International Smaller Companies Fund and the Templeton Pacific Growth Securities Fund, respectively.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

Statements of Changes in Net Assets
for the years ended December 31, 2000 and 1999

                                                     Franklin
                                                     Aggressive
                                                       Growth              Franklin Global             Franklin Global Health
                                                   Securities Fund  Communications Securities Fund      Care Securities Fund
                                                   -----------------------------------------------------------------------------
                                                         2000a           2000           1999             2000           1999
                                                   -----------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ............................   $ 17,512      $ 4,512,037    $ 16,100,667        $ 46,930       $ 9,018
  Net realized gain (loss) from investments and
 foreign currency transactions ..................... (2,281,509)      53,707,608     178,307,002       6,195,753    (1,554,504)
  Net unrealized appreciation (depreciation) on
   investments and translation of assets and
   liabilities denominated in foreign currencies ... (2,679,500)   (332,748,296)     100,208,781       6,549,568       652,159
                                                     ---------------------------------------------------------------------------
      Net increase (decrease) in net assets
       resulting from operations ................... (4,943,497)    (274,528,651)    294,616,450      12,792,251      (893,327)

 Distributions to shareholders from:
  Net investment income:
   Class 1 .........................................         --      (18,952,838)    (32,989,434)         (8,336)      (25,070)
   Class 2 .........................................         --          (11,830)        (10,171)            (24)          (99)
  Net realized gains:
   Class 1 .........................................         --     (181,330,662)    (79,892,779)             --            --
   Class 2 .........................................         --         (125,705)        (24,631)             --            --
                                                     ---------------------------------------------------------------------------
 Total distributions to shareholders ...............         --     (200,421,035)   (112,917,015)         (8,360)      (25,169)
 Capital share transactions: (Note 2)
   Class 1 ......................................... 17,964,107       10,827,545    (181,373,622)     20,749,647     3,243,389
   Class 2 .........................................         --          407,841         420,442         158,864        75,261
                                                     ---------------------------------------------------------------------------
 Total capital share transactions .................. 17,964,107       11,235,386    (180,953,180)     20,908,511     3,318,650
      Net increase (decrease) in net assets ........ 13,020,610    (463,714,300)         746,255      33,692,402     2,400,154
Net assets:
 Beginning of year .................................         --      987,501,451     986,755,196      11,390,479     8,990,325
                                                     ---------------------------------------------------------------------------
 End of year .......................................$13,020,610     $523,787,151    $987,501,451     $45,082,881   $11,390,479
                                                     ==============================================================================
Undistributed net investment income
 included in net assets:
  End of year .......................................  $ 17,124        $ 285,592    $ 14,830,361        $ 49,240       $ 8,353
                                                     ==============================================================================

(a) For the period May 1, 2000 (effective date) to December 31, 2000.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

Statements of Changes in Net Assets (cont.)
for the years ended December 31, 2000 and 1999

                                         Franklin Growth and Income              Franklin                      Franklin
                                              Securities Fund                High Income Fund           Income Securities Fund
                                       --------------------------------------------------------------------------------------------
                                            2000           1999            2000           1999            2000           1999
                                       --------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .............. $ 22,698,592    $ 34,044,527    $ 28,050,297   $ 38,600,868    $ 55,980,103    $ 71,767,692
  Net realized gain (loss) from
   investments and foreign
   currency transactions .............   65,004,861      99,730,699     (21,829,916)    (7,700,390)     35,380,848      24,830,510
  Net unrealized appreciation
   (depreciation) on investments
   and translation of assets and
   liabilities denominated in
   foreign currencies ................   41,326,108    (115,702,747)    (35,524,810)   (29,388,285)     29,551,145    (113,078,942)
                                      ---------------------------------------------------------------------------------------------
  Net increase (decrease) in
 net assets resulting
 from operations .....................  129,029,561      18,072,479     (29,304,429)     1,512,193     120,912,096     (16,480,740)
 Distributions to shareholders from:
  Net investment income:
   Class 1 ...........................  (54,369,619)    (42,738,181)     (1,135,435)   (85,622,207)    (82,922,917)    (80,764,333)
   Class 2 ...........................      (77,721)        (22,072)         (1,629)      (105,289)       (182,714)        (43,625)
  Net realized gains:
   Class 1 ........................... (101,076,618)   (119,137,890)             --    (12,520,156)    (32,026,055)    (28,938,989)
   Class 2 ...........................     (107,929)        (61,531)             --        (13,492)        (60,736)        (15,631)
                                      ---------------------------------------------------------------------------------------------
 Total distributions to
   shareholders ...................... (155,631,887)   (161,959,674)     (1,137,064)   (98,261,144)   (115,192,422)   (109,762,578)
 Capital share transactions: (Note 2)
   Class 1 ........................... (127,004,637)   (210,389,340)    (93,770,542)   (35,847,371)   (133,391,500)   (284,567,490)
   Class 2 ...........................    1,412,883         875,164          51,057        567,008       1,156,757       1,389,381
                                      ---------------------------------------------------------------------------------------------
 Total capital share transactions .... (125,591,754)   (209,514,176)    (93,719,485)   (35,280,363)   (132,234,743)   (283,178,109)
      Net decrease in net assets ..... (152,194,080)   (353,401,371)   (124,160,978)  (132,029,314)   (126,515,069)   (409,421,427)

Net assets:
 Beginning of year ...................  965,341,902   1,318,743,273     314,579,191    446,608,505     776,418,460   1,185,839,887
                                      ---------------------------------------------------------------------------------------------
 End of year ......................... $813,147,822   $ 965,341,902    $190,418,213   $314,579,191    $649,903,391   $ 776,418,460
                                      =============================================================================================
Undistributed net investment
  income included in net assets:
    End of year ......................  $ 2,572,579   $ 34,321,327     $ 27,467,225      $ 553,992    $ 39,721,056    $ 66,903,760
                                      =============================================================================================

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

Statements of Changes in Net Assets (cont.)
for the years ended December 31, 2000 and 1999


                                           Franklin Large Cap Growth                                   Franklin Natural Resources
                                               Securities Fund            Franklin Money Market Fund         Securities Fund
                                        ----------------------------------------------------------------------------------------
                                            2000           1999             2000            1999             2000         1999
                                        ----------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..............  $ 1,961,260    $ 2,087,575     $ 17,285,153   $ 17,724,122        $ 402,182    $ 300,939
  Net realized gain (loss) from
   investments and foreign
   currency transactions .............   79,192,321     26,589,913             (486)           208        4,894,509    1,709,216
  Net unrealized appreciation
   (depreciation) on investments
   and translation of assets and
   liabilities denominated in
   foreign currencies ................  (56,856,844)    68,147,813               --             --        8,744,323   11,169,675
                                      ---------------------------------------------------------------------------------------------
      Net increase in net
       assets resulting from
       operations ....................   24,296,737     96,825,301       17,284,667     17,724,330       14,041,014   13,179,830
 Distributions to shareholders from:
  Net investment income:a
   Class 1 ...........................   (2,083,731)    (1,509,956)     (16,844,889)   (17,613,140)        (303,693)    (735,982)
   Class 2 ...........................       (3,736)        (1,301)        (439,778)      (111,190)            (413)        (752)
  Net realized gains:
   Class 1 ...........................  (23,114,084)            --               --             --               --           --
   Class 2 ...........................      (53,174)            --               --             --               --           --
                                      ---------------------------------------------------------------------------------------------
 Total distributions to
   shareholders ......................  (25,254,725)    (1,511,257)     (17,284,667)   (17,724,330)        (304,106)    (736,734)
 Capital share transactions: (Note 2)
   Class 1 ...........................   24,765,907     91,430,051      (89,447,979)   (50,313,015)      (7,597,599) (15,517,295)
   Class 2 ...........................      600,710        360,734       13,007,757      8,601,600        2,099,880       76,570
                                      ---------------------------------------------------------------------------------------------
 Total capital share transactions ....   25,366,617     91,790,785      (76,440,222)   (41,711,415)      (5,497,719) (15,440,725)
      Net increase (decrease)
        in net assets ................   24,408,629    187,104,829      (76,440,222)   (41,711,415)       8,239,189   (2,997,629)
Net assets:
 Beginning of year ...................  408,056,467    220,951,638      372,629,343    414,340,758       42,929,417   45,927,046
                                      ---------------------------------------------------------------------------------------------
 End of year ......................... $432,465,096   $408,056,467     $296,189,121   $372,629,343      $51,168,606  $42,929,417
                                      =============================================================================================
Undistributed net investment income
 included in net assets:
  End of year ........................  $ 2,001,870    $ 2,086,309              $--            $--        $ 403,029    $ 303,873
                                      ===========================================================================================

(a) For the Franklin Money Market Fund, distributions were decreased by net realized losses of $486 and increased by realized gains of $208 from security transactions for the periods ended December 31, 2000 and December 31, 1999, respectively.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

Statements of Changes in Net Assets (cont.)
for the years ended December 31, 2000 and 1999


                                                                          Franklin Rising                        Franklin
                                        Franklin Real Estate Fund     Dividends Securities Fund             S&P 500 Index Fund
                                      -------------------------------------------------------------------------------------------
                                           2000          1999             2000           1999              2000           1999(a)
                                      -------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ............   $ 8,574,011    $ 10,382,093     $ 6,088,407      $ 7,987,333       $ 470,310      $ 19,760
  Net realized gain (loss)
   from investments, financial
   futures contracts and foreign
   currency transactions ...........   (10,907,827)      2,394,868      20,442,907       62,450,636      (1,055,518)           --
  Net unrealized appreciation
   (depreciation) on investments,
   financial futures contracts
   and translation of assets
   and liabilities denominated in
   foreign currencies ..............    46,700,827     (25,421,990)     38,230,235     (130,647,558)     (4,036,928)      469,932
                                      -------------------------------------------------------------------------------------------
      Net increase (decrease)
       in net assets resulting
       from operations .............    44,367,011     (12,645,029)     64,761,549      (60,209,589)     (4,622,136)      489,692
 Distributions to shareholders from:
  Net investment income:
   Class 1 .........................   (10,465,200)    (18,056,331)    (13,763,559)      (9,355,158)        (18,826)           --
   Class 2 .........................      (442,237)         (5,537)        (23,267)          (5,248)            (15)           --
   Class 3 .........................            --              --              --               --          (3,250)           --
  Net realized gains:
   Class 1 .........................    (6,229,113)    (25,020,454)    (62,362,804)     (93,725,124)             --            --
   Class 2 .........................      (263,710)         (7,673)        (70,483)         (52,582)             --            --
                                      -------------------------------------------------------------------------------------------
 Total distributions to
  shareholders .....................   (17,400,260)    (43,089,995)    (76,220,113)    (103,138,112)        (22,091)           --
 Capital share transactions: (Note 2)
   Class 1 .........................   (30,155,474)    (67,959,433)    (75,525,660)    (138,053,357)     33,998,863    14,487,738
   Class 2 .........................    19,132,909       2,405,793         411,669          629,967              15        83,330
   Class 3 .........................            --              --              --               --       8,680,947     2,264,007
                                      -------------------------------------------------------------------------------------------
 Total capital share transactions ..   (11,022,565)    (65,553,640)    (75,113,991)    (137,423,390)     42,679,825    16,835,075
      Net increase (decrease)
       in net assets ...............    15,944,186    (121,288,664)    (86,572,555)    (300,771,091)     38,035,598    17,324,767
Net assets:
 Beginning of year .................   161,001,743     282,290,407     451,097,905      751,868,996      17,324,767            --
                                      -------------------------------------------------------------------------------------------
 End of year .......................  $176,945,929    $161,001,743    $364,525,350     $451,097,905     $55,360,365   $17,324,767
                                      ===========================================================================================
Undistributed net investment
 income included in net assets:
  End of year ......................   $ 8,890,843    $ 11,229,198       $ 287,964      $ 7,986,383       $ 490,792      $ 21,813
                                      ===========================================================================================

(a) For the period November 1, 1999 (effective date) to December 31, 1999.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

Statements of Changes in Net Assets (cont.)
for the years ended December 31, 2000 and 1999


                                                             Franklin                  Franklin                Franklin
                                                          Small Cap Fund     Technology Securities Fund   U.S. Government Fund
                                                 ----------------------------------------------------------------------------------
                                                       2000            1999             2000(a)           2000            1999
                                                 ----------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) .................... $ 2,866,175       $ (161,672)      $ (14,604)     $ 29,626,829    $ 38,162,814
  Net realized gain (loss) from investments and
   foreign currency transactions .................. (18,283,852)      36,534,411      (1,635,460)       (4,282,526)      2,048,000
  Net unrealized appreciation (depreciation) on
   investments and translation of assets and
   liabilities denominated in foreign currencies ..(103,604,482)     205,811,890      (3,198,726)       24,216,491     (45,913,508)
                                                   --------------------------------------------------------------------------------
      Net increase (decrease) in net assets
       resulting from operations ..................(119,022,159)     242,184,629      (4,848,790)       49,560,794      (5,702,694)
 Distributions to shareholders from:
  Net investment income:
   Class 1 ........................................          --       (1,492,353)             --          (430,710)    (82,724,494)
   Class 2 ........................................          --             (619)             --            (1,808)       (257,323)
 Net realized gains:
   Class 1 ........................................ (34,605,737)        (208,580)             --                --              --
   Class 2 ........................................  (1,438,764)             (53)             --                --              --
                                                   --------------------------------------------------------------------------------
 Total distributions to shareholders .............. (36,044,501)      (1,701,605)             --          (432,518)    (82,981,817)
 Capital share transactions: (Note 2)
   Class 1 ........................................   1,285,055      (66,396,634)     13,331,364      (139,382,207)   (107,385,179)
   Class 2 ........................................ 348,456,588        4,672,614       2,438,347         1,817,984       2,148,073
                                                   --------------------------------------------------------------------------------
 Total capital share transactions ................. 349,741,643      (61,724,020)     15,769,711      (137,564,223)   (105,237,106)
      Net increase (decrease) in net assets ....... 194,674,983      178,759,004      10,920,921       (88,435,947)   (193,921,617)

Net assets:
 Beginning of year ................................ 494,218,862      315,459,858              --       516,910,306     710,831,923
                                                   --------------------------------------------------------------------------------
 End of year ......................................$688,893,845     $494,218,862     $10,920,921      $428,474,359    $516,910,306
                                                   ================================================================================
Undistributed net investment income
 (accumulated net operating loss)
 included in net assets:
  End of year ......................................$ 2,827,148           $ (103)            $--      $ 29,623,377       $ 429,066
                                                    ===============================================================================

(a) For the period May 1, 2000 (effective date) to December 31, 2000.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

Statements of Changes in Net Assets (cont.)
for the years ended December 31, 2000 and 1999

                                                   Franklin                 Franklin Zero Coupon           Franklin Zero Coupon
                                             Value Securities Fund              Fund - 2005                     Fund - 2010
                                        --------------------------------------------------------------------------------------------
                                              2000          1999           2000            1999             2000            1999
                                        --------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .................  $ 204,583      $ 68,025      $ 3,743,685     $ 4,460,722      $ 3,592,650    $ 4,687,735
  Net realized gain (loss) from
   investments and foreign
   currency transactions ................  1,359,831      (517,910)         679,409       1,576,953        2,458,466        996,100
  Net unrealized appreciation
   (depreciation) on investments ........  3,398,185       396,623       2,574,234      (10,787,808)       3,619,145    (16,515,434)
                                           -----------------------------------------------------------------------------------------
      Net increase (decrease)
       in net assets resulting
       from operations ..................  4,962,599       (53,262)       6,997,328      (4,750,133)       9,670,261    (10,831,599)
 Distributions to shareholders from:
  Net investment income:
   Class 1 ..............................    (58,683)      (28,103)         (57,589)     (9,038,860)         (58,836)    (9,535,103)
   Class 2 ..............................     (9,308)         (138)              --              --               --             --
  Net realized gains:
   Class 1 ..............................         --            --       (1,597,494)       (453,570)        (929,151)    (2,318,943)
                                           -----------------------------------------------------------------------------------------
 Total distributions to
   shareholders .........................    (67,991)      (28,241)      (1,655,083)     (9,492,430)        (987,987)   (11,854,046)
 Capital share transactions: (Note 2)
   Class 1 ..............................  4,369,602     2,419,613       (8,948,805)     (4,349,958)     (18,011,189)    (4,780,148)
   Class 2 ..............................  4,816,302     1,231,781               --              --               --             --
                                           -----------------------------------------------------------------------------------------
 Total capital share transactions .......  9,185,904     3,651,394       (8,948,805)     (4,349,958)     (18,011,189)    (4,780,148)
     Net increase (decrease)
      in net assets ..................... 14,080,512     3,569,891       (3,606,560)    (18,592,521)      (9,328,915)   (27,465,793)
Net assets:
 Beginning of year ...................... 12,583,362     9,013,471       65,894,864      84,487,385       66,049,342     93,515,135
                                           -----------------------------------------------------------------------------------------
 End of year ............................$26,663,874   $12,583,362      $62,288,304     $65,894,864      $56,720,427    $66,049,342
                                          ==========================================================================================
Undistributed net investment
  income included in net assets:
  End of year .............................$ 204,558      $ 67,960      $ 3,743,625        $ 57,529      $ 3,592,568       $ 58,754
                                           =========================================================================================

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

Statements of Changes in Net Assets (cont.)
for the years ended December 31, 2000 and 1999


                                                 Mutual                       Mutual                      Templeton
                                       Discovery Securities Fund      Shares Securities Fund          Asset Strategy Fund
                                      ----------------------------------------------------------------------------------------
                                          2000          1999             2000          1999            2000          1999
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..............$ 3,604,553   $ 2,866,477     $ 9,419,566    $ 7,507,126    $ 14,959,060   $ 13,810,413
  Net realized gain from
   investments and foreign
   currency transactions ............. 33,115,862     7,012,275      37,151,317     19,103,586      68,763,866     88,790,440
  Net unrealized appreciation
   (depreciation) on investments
   and translation of assets and
   liabilities denominated in
   foreign currencies ................(16,627,729)   32,468,347       6,740,081     31,554,044     (81,357,656)    36,425,123
                                      ----------------------------------------------------------------------------------------
      Net increase in net
       assets resulting from
       operations .................... 20,092,686    42,347,099      53,310,964     58,164,756       2,365,270    139,025,976
 Distributions to shareholders from:
  Net investment income:
   Class 1 ........................... (5,956,985)   (5,872,849)    (11,439,569)   (12,213,087)    (15,153,507)   (14,822,362)
   Class 2 ...........................    (13,815)       (5,671)       (324,220)       (45,323)       (472,676)      (310,147)
  Net realized gains:
   Class 1 ...........................         --            --      (9,903,995)            --    (104,057,396)   (82,476,906)
   Class 2 ...........................         --            --        (284,007)            --      (3,633,708)    (1,907,029)
                                      ----------------------------------------------------------------------------------------
 Total distributions to
  shareholders ....................... (5,970,800)   (5,878,520)    (21,951,791)   (12,258,410)   (123,317,287)   (99,516,444)
 Capital share transactions: (Note 2)
   Class 1 ...........................(25,804,688)  (58,299,042)    (69,864,071)   (79,961,449)     73,640,758    (58,852,355)
   Class 2 ...........................    578,933       364,072      28,660,307      5,606,010      15,390,362      3,928,278
                                      ----------------------------------------------------------------------------------------
 Total capital share transactions ....(25,225,755)  (57,934,970)    (41,203,764)   (74,355,439)     89,031,120    (54,924,077)
      Net decrease in
       net assets ....................(11,103,869)  (21,466,391)     (9,844,591)   (28,449,093)    (31,920,897)   (15,414,545)
Net assets:
 Beginning of year ...................203,189,786   224,656,177     453,994,594    482,443,687     692,510,838    707,925,383
                                      ----------------------------------------------------------------------------------------
 End of year ........................$192,085,917  $203,189,786    $444,150,003   $453,994,594    $660,589,941   $692,510,838
                                      ========================================================================================
Undistributed net investment
  income included in net assets:
  End of year ........................$ 2,320,644   $ 4,226,422     $ 8,250,384    $ 8,337,233     $ 8,243,716   $ 11,558,951
                                      ========================================================================================

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

Statements of Changes in Net Assets (cont.)
for the years ended December 31, 2000 and 1999

                                            Templeton Developing             Templeton Global                  Templeton
                                          Markets Securities Fund          Income Securities Fund      Growth Securities Fund
                                        ----------------------------------------------------------------------------------------
                                           2000            1999             2000          1999            2000          1999
                                        ----------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..............  $ 4,265,539     $ 2,058,823     $ 5,305,429    $ 6,655,075    $ 23,165,554  $ 13,240,797
  Net realized gain (loss) from
   investments and foreign
   currency transactions .............   (6,111,652)    (41,927,283)     (3,990,500)    (6,055,260)    194,570,700    72,994,064
  Net unrealized appreciation
  (depreciation) on investments
  and translation of assets and
  liabilities denominated in
  foreign currencies ................. (139,588,759)    153,871,630       2,117,646     (8,370,208)   (171,116,784)   47,953,928
                                      ----------------------------------------------------------------------------------------
      Net increase (decrease)
       in net assets resulting
       from operations ............... (141,434,872)    114,003,170       3,432,575     (7,770,393)     46,619,470   134,188,789
 Distributions to shareholders from:
  Net investment income:
   Class 1 ...........................   (2,663,593)     (2,683,606)       (116,818)    (9,277,104)    (11,099,754)  (15,661,321)
   Class 2 ...........................     (412,198)       (248,619)           (812)       (19,727)       (152,094)      (19,742)
  Net realized gains:
   Class 1 ...........................           --              --              --             --     (73,119,422)  (75,768,827)
   Class 2 ...........................           --              --              --             --      (1,029,478)      (95,513)
                                      ----------------------------------------------------------------------------------------
 Total distributions to
 shareholders ........................   (3,075,791)     (2,932,225)       (117,630)    (9,296,831)    (85,400,748)  (91,545,403)
 Capital share transactions: (Note 2)
   Class 1 ...........................  127,281,175      18,804,002     (12,620,995)   (43,358,906)    497,688,296   (80,925,896)
   Class 2 ...........................   28,232,838      19,412,917         733,766        465,304      70,980,087     3,995,606
                                      ----------------------------------------------------------------------------------------
 Total capital share transactions ....  155,514,013      38,216,919     (11,887,229)   (42,893,602)    568,668,383   (76,930,290)
      Net increase (decrease)
       in net assets .................   11,003,350     149,287,864      (8,572,284)   (59,960,826)    529,887,105   (34,286,904)
Net assets:
 Beginning of year....................  347,258,606     197,970,742      90,979,911    150,940,737     712,793,450   747,080,354
                                      ----------------------------------------------------------------------------------------
 End of year ......................... $358,261,956    $347,258,606     $82,407,627   $ 90,979,911  $1,242,680,555  $712,793,450
                                      ===========================================================================================
Undistributed net investment
  income included in net assets:
  End of year ........................  $ 3,039,417     $ 1,649,089     $ 2,608,626      $ 229,905    $ 22,733,829  $ 11,248,397
                                      ===========================================================================================

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

Statements of Changes in Net Assets (cont.)
for the years ended December 31, 2000 and 1999

                                      Templeton International         Templeton International     Templeton Pacific Growth
                                          Securities Fund              Smaller Companies Fund          Securities Fund
                                  -----------------------------------------------------------------------------------------
                                       2000           1999              2000           1999           2000          1999
                                  -----------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ......... $ 30,074,050    $ 17,320,878       $ 756,470      $ 593,413     $ 1,020,356     $ 923,598
  Net realized gain (loss) from
   investments and foreign
   currency transactions ........  141,245,934      84,997,543         355,919     (2,013,654)    (16,044,202)  (26,812,507)
  Net unrealized appreciation
  (depreciation) on investments . (180,372,699)    128,046,409      (1,176,058)     6,488,119      (4,020,469)    59,288,312
                                  --------------------------------------------------------------------------------------------
      Net increase (decrease)
       in net assets resulting
       from operations ..........   (9,052,715)    230,364,830         (63,669)     5,067,878     (19,044,315)    33,399,403
 Distributions to shareholders from:
  Net investment income:
   Class 1 ......................  (20,195,709)    (26,406,410)       (425,397)      (690,707)        (92,402)     (982,376)
   Class 2 ......................   (2,255,259)     (1,047,921)        (99,182)          (424)           (136)         (876)
  Net realized gains:
   Class 1 ...................... (118,600,706)    (91,727,528)             --             --              --            --
   Class 2 ......................  (14,798,195)     (3,898,692)             --             --              --            --
                                  --------------------------------------------------------------------------------------------
 Total distributions to
  shareholders .................. (155,849,869)   (123,080,551)       (524,579)      (691,131)        (92,538)     (983,252)
 Capital share transactions: (Note 2)
   Class 1 ...................... (129,050,261)    (14,797,710)     (2,946,465)    (5,614,919)    (27,281,119)  (34,404,047)
   Class 2 ......................   99,400,896      45,319,734       8,306,670      1,828,877        (116,098)       68,886
                                  --------------------------------------------------------------------------------------------
 Total capital share transactions  (29,649,365)     30,522,024       5,360,205     (3,786,042)    (27,397,217)  (34,335,161)
      Net increase (decrease)
       in net assets ............ (194,551,949)    137,806,303       4,771,957        590,705     (46,534,070)   (1,919,010)
Net assets:
 Beginning of year ..............1,158,162,467   1,020,356,164      25,590,149     24,999,444      96,850,375    98,769,385
                                  --------------------------------------------------------------------------------------------
 End of year ....................$ 963,610,518  $1,158,162,467     $30,362,106    $25,590,149     $50,316,305   $96,850,375
                                 ============================================================================================
Undistributed net investment
 income included in net assets:
  End of year ................... $ 25,867,852    $ 16,772,639       $ 778,155      $ 502,859       $ 966,510      $ 91,959
                                 ============================================================================================

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-eight series (the Funds). All Funds included in this report are diversified except the Franklin Global Health Care Securities Fund, the Franklin Technology Securities Fund, the Franklin Value Securities Fund, and the Templeton Global Income Securities Fund. Shares of the Funds are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2000, over 73% of the total Trust shares were sold through one insurance company. The Funds included in this report and their investment objectives are:

Capital Growth                                 Growth and Income
-------------------------------------------------------------------------------------------------
Franklin Aggressive Growth Securities Fund     Franklin Global Communications Securities Fund
Franklin Global Health Care Securities Fund    Franklin Growth and Income Securities Fund
Franklin Large Cap Growth Securities Fund      Franklin Income Securities Fund
Franklin S&P 500 Index Fund                    Franklin Natural Resources Securities Fund
Franklin Small Cap Fund                        Franklin Real Estate Fund
Franklin Technology Securities Fund            Franklin Rising Dividends Securities Fund
Mutual Discovery Securities Fund               Franklin Value Securities Fund
Templeton Developing Markets Securities Fund   Mutual Shares Securities Fund
Templeton Growth Securities Fund               Templeton Asset Strategy Fund
Templeton International Securities Fund
Templeton International Smaller Companies Fund
Templeton Pacific Growth Securities Fund


Current Income                                 Capital Preservation and Income
--------------------------------------------------------------------------------------------------
Franklin High Income Fund                      Franklin Money Market Fund
Franklin U.S. Government Fund
Franklin Zero Coupon Fund - 2005
Franklin Zero Coupon Fund - 2010
Templeton Global Income Securities Fund

Effective May 1, 2000, the name of the Templeton Variable Products Series Fund - Franklin S&P 500 Index Fund changed to Franklin Templeton Variable Insurance Products Trust - Franklin S&P 500 Index Fund and the Templeton Pacific Growth Fund changed to the Templeton Pacific Growth Securities Fund. The fund's investment objectives and other policies did not change as a result of the name change.

The Franklin Zero Coupon Fund - 2000 matured on December 15, 2000.

The following fund name changes occurred on May 1, 2000, as a result of fund mergers, as discussed in Note 9:

Old Name                                       New Name
---------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund         Templeton Asset Strategy Fund
Templeton Developing Markets Equity Fund       Templeton Developing Markets Securities Fund
Templeton Global Growth Fund                   Templeton Growth Securities Fund
Templeton International Equity Fund            Templeton International Securities Fund

The funds' investment objectives and other policies did not change as a result of the name changes.

The following summarizes the funds' significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

Securities in the Franklin Money Market Fund are valued at amortized cost which approximates value.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

b. Foreign Currency Translation (cont.)

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Repurchase Agreements

Certain funds may enter into a joint repurchase agreement whereby their uninvested cash balances are deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. Certain funds may enter into repurchase agreements which are accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the funds' custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2000, all repurchase agreements held by the funds had been entered into on December 29, 2000.

d. Futures Contracts

The Franklin S&P 500 Index Fund may enter into futures contracts and options on futures contracts to hedge the risk of changes in interest rates. Required initial margin deposits of cash or securities are maintained by the fund's custodian in segregated accounts as disclosed in the Statement of Investments. Subsequent payments, known as variation margin, are made or received by the fund depending on the daily fluctuations in the value of the underlying securities. Such variation margin is accounted for as unrealized gains or losses until the contract is closed, at which time the gains or losses are reclassified to realized. Realized and unrealized gains and losses are included in the Statement of Operations.

e. Indexed Securities

The Templeton Asset Strategy Fund and the Templeton Global Income Securities Fund may invest in debt instruments in which the principal and/or interest is dependent on other factors such as yield curves, currency exchange rates or commodity prices. The funds' objective in holding these securities, commonly called indexed securities or structured notes, is to tailor each fund's investments to the specific risk and returns it wishes to assume while avoiding unwanted risk or change in each fund's exposure to a particular foreign exchange rate or the spread between two foreign exchange rates.

f. Forward Exchange Contracts

The Mutual Discovery Securities Fund, the Mutual Shares Securities Fund, the Templeton Asset Strategy Fund, and the Templeton Global Income Securities Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and each fund's equity therein is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations.

g. Synthetic Equity Swaps

The Mutual Discovery Securities Fund and the Mutual Shares Securities Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the funds periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Should market conditions move unexpectedly, the funds may not achieve the anticipated benefits of the synthetic equity swaps and may realize a loss.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

h. Options

In order to produce incremental income or protect against changes in the value of the underlying securities, the Mutual Discovery Securities Fund and the Mutual Shares Securities Fund may write put and covered call options.

Premiums received by the funds upon writing put or covered call options are recorded as an asset and an equivalent liability which is subsequently adjusted daily to equal the current market value of the option written. Each fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received or paid. The risk in writing a call option is that the funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the funds may incur a loss if the market price of the security decreases and the option is exercised. All collateral covering written options are held in a segregated account by the custodian bank.

i. Securities Sold Short

The Mutual Discovery Securities Fund and Mutual Shares Securities Fund are engaged in selling securities short, which obligates the funds to replace a security borrowed with the same security at the current market value. The funds would incur a loss if the price of the security increases between the date of the short sale and the date in which the funds replace the borrowed security. The funds would realize a gain if the price of the security declines between those dates.

The funds are required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the funds must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

j. Income Taxes

No provision has been made for income taxes because each fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

k. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. For the Franklin Money Market Fund, dividends from net investment income and capital gains or losses are normally declared daily. Such distributions are reinvested in additional shares of the fund.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Trust from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

l. Offering Costs

Offering costs are amortized on a straight-line basis over twelve months.

m. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

n. Audit Guide

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the funds to record all paydown gains and losses to investment income and amortize premium and discount on all fixed-income securities. Adopting these principles will not impact the net assets or the distributions of the funds. The funds estimate that the initial adjustment required upon adoption of premium and discount amortization will decrease the recorded cost of its investments as listed below.

                                                                          Cumulative Estimated
                                                                          Cost Decrease due to
Fund                                                                       Amortization Change
-----------------------------------------------------------------------------------------------
Franklin Growth and Income Securities Fund................................    $(230,730)
Franklin High Income Fund.................................................     (379,087)
Franklin Income Securities Fund...........................................      (67,255)
Franklin U.S. Government Fund.............................................       (8,620)
Franklin Zero Coupon Fund - 2005..........................................         (484)
Templeton Asset Strategy Fund.............................................     (685,225)
Templeton Global Income Securities Fund...................................     (558,760)

2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each fund are indicated below. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

Class 1                                       Class 1 & Class 2                                     Class 1, Class 2 & Class 3
----------------------------------------------------------------------------------------------------------------------------------
Franklin Aggressive Growth Securities Fund    Franklin Global Communications Securities Fund        Franklin S&P 500 Index Fund
Franklin Zero Coupon Fund - 2005              Franklin Global Health Care Securities Fund
Franklin Zero Coupon Fund - 2010              Franklin Growth and Income Securities Fund
                                              Franklin High Income Fund
                                              Franklin Income Securities Fund
                                              Franklin Large Cap Growth Securities Fund
                                              Franklin Money Market Fund
                                              Franklin Natural Resources Securities Fund
                                              Franklin Real Estate Fund
                                              Franklin Rising Dividends Securities Fund
                                              Franklin Small Cap Fund
                                              Franklin Technology Securities Fund
                                              Franklin U.S. Government Fund
                                              Franklin Value Securities Fund
                                              Mutual Discovery Securities Fund
                                              Mutual Shares Securities Fund
                                              Templeton Asset Strategy Fund
                                              Templeton Developing Markets Securities Fund
                                              Templeton Global Income Securities Fund
                                              Templeton Growth Securities Fund
                                              Templeton International Securities Fund
                                              Templeton International Smaller Companies Fund
                                              Templeton Pacific Growth Securities Fund


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (cont.)

At December 31, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the funds' shares were as follows:

                                                 Franklin Aggressive            Franklin Global        Franklin Global Health
                                                Growth Securities Fund   Communications Securities Fund  Care Securities Fund
                                              -------------------------------------------------------------------------------------
                                                   Shares      Amount         Shares       Amount         Shares       Amount
                                              -------------------------------------------------------------------------------------
Class 1 Shares:
Year ended December 31, 2000(b)
 Shares sold .................................   1,991,316   $20,556,904     1,857,444    $ 42,214,911    2,637,018   $ 35,616,299
 Shares issued in reinvestment of distributions         --            --    11,088,651     200,283,501          710          8,336
 Shares redeemed .............................    (276,907)   (2,592,797)  (12,035,645)   (231,670,867)  (1,148,689)  $(14,874,988)
                                              -------------------------------------------------------------------------------------
 Net increase ................................   1,714,409   $17,964,107       910,450    $ 10,827,545    1,489,039   $ 20,749,647
                                              =====================================================================================
Year ended December 31, 1999
 Shares sold .................................                               1,541,846    $ 31,772,461    1,376,672   $ 12,987,503
 Shares issued in reinvestment of distributions                              5,759,297     112,882,214        2,665         25,069
 Shares redeemed .............................                             (15,853,370)   (326,028,297)  (1,066,945)    (9,769,183)
                                                                          ---------------------------------------------------------
 Net increase (decrease) .....................                              (8,552,227)  $(181,373,622)     312,392   $  3,243,389
                                                                          =========================================================
Class 2 Shares:
Year ended December 31, 2000
 Shares sold .................................                                 164,696   $   2,949,693       44,304   $    658,550
 Shares issued in reinvestment of distributions                                  7,625         137,535            2             24
 Shares redeemed .............................                                (153,284)     (2,679,387)     (30,866)      (499,710)
                                                                          ---------------------------------------------------------
 Net increase ................................                                  19,037   $     407,841       13,440   $    158,864
                                                                          =========================================================
Year ended December 31, 1999(a)
 Shares sold .................................                                  20,226   $     430,720       10,177   $     91,223
 Shares issued in reinvestment of distributions                                  1,779          34,802           11             99
 Shares redeemed .............................                                  (2,207)        (45,080)      (1,710)       (16,061)
                                                                          ---------------------------------------------------------
 Net increase ................................                                  19,798   $     420,442        8,478   $     75,261
                                                                          =========================================================


                                                  Franklin Growth and Income         Franklin                   Franklin
                                                       Securities Fund           High Income Fund        Income Securities Fund
                                                -----------------------------------------------------------------------------------
                                                   Shares        Amount        Shares        Amount       Shares        Amount
                                                -----------------------------------------------------------------------------------
Class 1 Shares:
Year ended December 31, 2000
 Shares sold .................................   1,518,599   $  25,150,863    7,125,344  $  67,054,321    1,137,512  $  16,260,434
 Shares issued in reinvestment of distributions 10,162,304     155,446,238      117,784      1,135,436    8,645,717    114,948,972
 Shares redeemed ............................. (18,696,840)   (307,601,738) (16,855,189)  (161,960,299) (18,513,063)  (264,600,906)
                                                -----------------------------------------------------------------------------------
 Net decrease ................................  (7,015,937)  $(127,004,637)  (9,612,061) $ (93,770,542)  (8,729,834) $(133,391,500)
                                                ===================================================================================
Year ended December 31, 1999
 Shares sold .................................   4,366,236   $  86,298,047   11,859,183  $ 149,857,086    2,371,113  $  38,308,568
 Shares issued in reinvestment of distributions  8,533,267     161,876,071    9,071,907     98,142,363    7,222,075    109,703,322
 Shares redeemed ............................. (23,423,299)   (458,563,458) (22,697,184)  (283,846,820) (26,903,414)  (432,579,380)
                                                -----------------------------------------------------------------------------------
 Net decrease ................................ (10,523,796)  $(210,389,340)  (1,766,094) $ (35,847,371) (17,310,226) $(284,567,490)
                                                ===================================================================================
Class 2 Shares:
Year ended December 31, 2000
 Shares sold .................................     614,056   $   9,922,915      236,193  $   2,256,855      310,184  $   4,402,959
 Shares issued in reinvestment of distributions     12,076         185,650          169          1,629       18,197        243,450
 Shares redeemed .............................    (535,743)     (8,695,682)    (231,132)    (2,207,427)    (244,454)    (3,489,652)
                                                -----------------------------------------------------------------------------------
 Net increase ................................      90,389   $   1,412,883        5,230  $      51,057       83,927  $   1,156,757
                                                ===================================================================================
Year ended December 31, 1999(a)
 Shares sold .................................      77,868   $   1,487,846      135,662  $   1,640,852       85,908  $   1,343,308
 Shares issued in reinvestment of distributions      4,414          83,603       11,129        118,780        3,906         59,256
 Shares redeemed .............................     (37,757)       (696,285)    (101,197)    (1,192,624)        (892)       (13,183)
                                                -----------------------------------------------------------------------------------
 Net increase ................................      44,525   $     875,164       45,594  $     567,008       88,922  $   1,389,381
                                                ===================================================================================

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST (cont.)


                                                  Franklin Large Cap Growth                              Franklin Natural Resources
                                                       Securities Fund       Franklin Money Market Fund        Securities Fund
                                                ------------------------------------------------------------------------------------
                                                    Shares         Amount        Shares        Amount        Shares       Amount
                                                ------------------------------------------------------------------------------------
Class 1 Shares:
Year ended December 31, 2000
 Shares sold ...................................   4,644,192    $102,859,877   790,134,431   $790,134,431   2,132,876  $ 25,855,477
 Shares issued on merger (Note 9) ..............     211,448       4,482,695          --             --          --             --
 Shares issued in reinvestment of distributions.   1,194,775      25,197,815    16,833,753     16,833,753      24,751       303,693
 Shares redeemed ...............................  (4,877,195)   (107,774,480) (896,416,163)  (896,416,163) (2,787,846)  (33,756,769)
                                                ------------------------------------------------------------------------------------
 Net increase (decrease) .......................   1,173,220   $  24,765,907   (89,447,979) $ (89,447,979)   (630,219) $ (7,597,599)
                                                ====================================================================================
Year ended December 31, 1999
 Shares sold ...................................  14,376,691   $ 244,620,121   705,526,809  $ 705,526,809   4,167,717  $ 40,856,708
 Shares issued in reinvestment of distributions.      84,591       1,509,956    17,609,674     17,609,674      68,783       735,982
 Shares redeemed ...............................  (8,863,652)   (154,700,026) (773,449,498)  (773,449,498) (5,792,628)  (57,109,985)
                                                ------------------------------------------------------------------------------------
 Net increase (decrease) .......................   5,597,630   $  91,430,051   (50,313,015) $ (50,313,015) (1,556,128) $(15,517,295)
                                                ====================================================================================
Class 2 Shares:
Year ended December 31, 2000
 Shares sold ...................................     586,785   $  12,886,037   574,612,748  $ 574,612,748     218,229  $  2,911,326
 Shares issued in reinvestment of distributions.       2,707          56,910       439,843        439,843          34           413
 Shares redeemed ...............................    (563,610)    (12,342,237) (562,044,834)  (562,044,834)    (60,103)     (811,859)
                                                ------------------------------------------------------------------------------------
 Net increase ..................................      25,882   $     600,710    13,007,757  $  13,007,757     158,160  $  2,099,880
                                                ====================================================================================
Year ended December 31, 1999(a)
 Shares sold ...................................      89,707   $   1,579,229   219,800,400  $ 219,800,400      38,482  $    417,911
 Shares issued in reinvestment of distributions.          73           1,300       111,092        111,092          70           752
 Shares redeemed ...............................     (64,004)     (1,219,795) (211,309,892)  (211,309,892)    (32,281)     (342,093)
                                                ------------------------------------------------------------------------------------
 Net increase ..................................      25,776   $     360,734     8,601,600  $   8,601,600       6,271  $     76,570
                                                ====================================================================================


                                                                                    Franklin Rising               Franklin
                                                   Franklin Real Estate Fund    Dividends Securities Fund     S&P 500 Index Fund
                                                ------------------------------------------------------------------------------------
                                                   Shares         Amount         Shares        Amount          Shares       Amount
                                                ------------------------------------------------------------------------------------
Class 1 Shares:
Year ended December 31, 2000
 Shares sold ...................................    863,874    $  13,825,797    1,230,139   $  15,602,901   5,023,913   $52,265,985
 Shares issued in reinvestment of distributions.  1,159,327       16,694,313    6,644,896      76,126,363       1,894        18,826

 Shares redeemed ............................... (3,882,880)     (60,675,584) (13,503,148)   (167,254,924) (1,767,289)  (18,285,948)
                                                ------------------------------------------------------------------------------------
 Net increase (decrease) ....................... (1,859,679)    $(30,155,474)  (5,628,113)  $ (75,525,660)  3,258,518   $33,998,863
                                                ====================================================================================
Year ended December 31, 1999c
 Shares sold ...................................    575,363    $  10,691,098    2,446,386   $  40,314,130   1,433,132   $14,724,579
 Shares issued in reinvestment of distributions   2,652,511       43,076,785    6,599,250     103,080,282        --            --
 Shares redeemed ............................... (6,765,476)    (121,727,316) (17,468,289)   (281,447,769)    (23,128)     (236,841)
                                                ------------------------------------------------------------------------------------
 Net increase (decrease) ....................... (3,537,602)   $ (67,959,433)  (8,422,653)  $(138,053,357)  1,410,004   $14,487,738
                                                ====================================================================================
Class 2 Shares:
Year ended December 31, 2000(e)

 Shares sold ...................................  1,785,978    $  28,661,264      255,610   $   2,980,617        --     $     --
 Shares issued in reinvestment of distributions.     49,229          705,947        8,153          93,749           2            15
 Shares redeemed ...............................   (633,470)     (10,234,302)    (225,297)     (2,662,697)       --           --
                                                ------------------------------------------------------------------------------------
 Net increase ..................................  1,201,737    $  19,132,909       38,466   $     411,669           2   $        15
                                                ====================================================================================
Year ended December 31, 1999(a,c,e)

 Shares sold ...................................    165,395    $   2,415,677       38,839   $     603,609       8,333   $    83,330
 Shares issued in reinvestment of distributions         815           13,209        3,710          57,830        --            --
 Shares redeemed ...............................     (1,567)         (23,093)      (2,082)        (31,472)       --            --
                                                ------------------------------------------------------------------------------------
 Net increase ..................................    164,643    $   2,405,793       40,467   $     629,967       8,333   $    83,330
                                                ====================================================================================

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (cont.)

                                                                                                                Franklin
                                                                                                           S&P 500 Index Fund
                                                                                                      -----------------------------
                                                                                                          Shares       Amount
                                                                                                      -----------------------------
Class 3 Shares:
Year ended December 31, 2000
 Shares sold........................................................................................     1,365,211   $14,138,518
 Shares issued in reinvestment of distributions.....................................................           327         3,250
 Shares redeemed....................................................................................      (530,279)   (5,460,821)
                                                                                                      -----------------------------
 Net increase.......................................................................................       835,259    $8,680,947
                                                                                                      =============================
Year ended December 31, 1999(e)

 Shares sold........................................................................................       232,129    $2,362,095
 Shares redeemed....................................................................................        (9,540)      (98,088)
                                                                                                      -----------------------------
 Net increase.......................................................................................       222,589    $2,264,007
                                                                                                      =============================


                                                          Franklin                  Franklin                   Franklin
                                                       Small Cap Fund       Technology Securities Fund    U.S. Government Fund
                                                ----------------------------------------------------------------------------------
                                                    Shares        Amount        Shares       Amount       Shares        Amount
                                                ----------------------------------------------------------------------------------
Class 1 Shares:
Year ended December 31, 2000(b)
 Shares sold....................................  6,428,608    $169,558,240   1,598,714   $17,577,102    2,079,130  $  25,340,997
 Shares issued on merger (Note 9)...............    162,686       4,046,010          --            --           --             --
 Shares issued in reinvestment of distributions.  1,438,908      34,605,736          --            --       35,952        430,710

 Shares redeemed................................ (7,961,607)   (206,924,931)   (403,155)   (4,245,738) (13,560,145)  (165,153,914)
                                                ----------------------------------------------------------------------------------
 Net increase (decrease)........................     68,595    $  1,285,055   1,195,559   $13,331,364  (11,445,063) $(139,382,207)
                                                ==================================================================================
Year ended December 31, 1999
 Shares sold....................................  5,623,402    $ 95,075,835                              4,229,311  $  56,773,998
 Shares issued in reinvestment of distributions.    106,977       1,700,933                              6,745,264     82,724,494
 Shares redeemed                                (10,564,693)   (163,173,402)                           (18,460,763)  (246,883,671)
                                                ----------------------------                           ---------------------------
 Net decrease................................... (4,834,314)   $(66,396,634)                            (7,486,188) $(107,385,179)
                                                ============================                           ===========================
Class 2 Shares:
Year ended December 31, 2000(d)
 Shares sold.................................... 13,915,400    $348,439,686     301,903   $ 2,955,862      412,682  $   5,244,278
 Shares issued on merger (Note 9)...............  5,283,033     130,913,570          --            --           --             --
 Shares issued in reinvestment of distributions.     60,049       1,438,764          --            --          151          1,808
 Shares redeemed................................ (5,228,278)   (132,335,432)    (56,918)     (517,515)    (270,089)    (3,428,102)
                                                ----------------------------------------------------------------------------------
 Net increase................................... 14,030,204    $348,456,588     244,985   $ 2,438,347      142,744  $   1,817,984
                                                ==================================================================================
Year ended December 31, 1999(a)
 Shares sold....................................    237,253    $  4,844,539                                165,968  $   2,244,294
 Shares issued in reinvestment of distributions.         42             673                                 21,095        257,323
 Shares redeemed................................     (7,583)       (172,598)                               (27,670)      (353,544)
                                                ----------------------------                           ---------------------------
 Net increase...................................    229,712    $  4,672,614                                159,393  $   2,148,073
                                                ============================                           ===========================

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST (cont.)

                                                           Franklin                   Franklin Zero              Franklin Zero
                                                     Value Securities Fund         Coupon Fund - 2005         Coupon Fund - 2010
                                                 -----------------------------------------------------------------------------------
                                                     Shares        Amount         Shares       Amount        Shares       Amount
                                                 -----------------------------------------------------------------------------------
Class 1 Shares:
Year ended December 31, 2000
 Shares sold ..................................     1,760,323    $ 14,437,717     486,842   $  7,379,582   1,450,295   $ 21,493,177
 Shares issued in reinvestment of distributions         7,200          58,683     115,579      1,655,083      69,138        987,987
 Shares redeemed ..............................    (1,227,446)    (10,126,798) (1,221,836)   (17,983,470) (2,751,413)   (40,492,353)
                                                 -----------------------------------------------------------------------------------
 Net increase (decrease) ......................       540,077    $  4,369,602    (619,415)  $ (8,948,805) (1,231,980)  $(18,011,189)
                                                 ===================================================================================
Year ended December 31, 1999
 Shares sold ..................................     1,587,252    $ 12,476,029     616,940   $ 10,348,925   1,559,718   $ 27,125,932
 Shares issued in reinvestment of distributions         3,306          28,103     625,547      9,492,430     779,588     11,854,045
 Shares redeemed ..............................    (1,314,579)    (10,084,519) (1,462,565)   (24,191,313) (2,579,464)   (43,760,125)
                                                 -----------------------------------------------------------------------------------
 Net increase (decrease) ......................       275,979    $  2,419,613    (220,078)  $ (4,349,958)   (240,158)   $(4,780,148)
                                                 ===================================================================================

Class 2 Shares:
Year ended December 31, 2000
 Shares sold ..................................       911,656    $  7,836,170
 Shares issued in reinvestment of distributions         1,146           9,308
 Shares redeemed ..............................      (338,447)     (3,029,176)
                                                 -----------------------------
 Net increase .................................       574,355    $  4,816,302
                                                 =============================

Year ended December 31, 1999(a)
 Shares sold ..................................       195,613    $  1,501,629
 Shares issued in reinvestment of distributions            16             138
 Shares redeemed ..............................       (35,319)       (269,986)
                                                 -----------------------------
 Net increase .................................       160,310    $  1,231,781
                                                 =============================



                                                         Mutual                       Mutual                    Templeton
                                                Discovery Securities Fund     Shares Securities Fund       Asset Strategy Fund
                                                -----------------------------------------------------------------------------------
                                                   Shares       Amount         Shares       Amount          Shares       Amount
                                                -----------------------------------------------------------------------------------
Class 1 Shares:
Year ended December 31, 2000
 Shares sold ................................... 1,168,286   $ 16,533,756     2,033,736  $  26,833,517       516,917  $  10,149,459
 Shares issued on merger (Note 9) ..............      --             --         295,300      3,756,224     2,830,073     53,573,397
 Shares issued in reinvestment of distributions.   428,560      5,956,985     1,683,246     21,343,564     6,151,475    119,210,903
 Shares redeemed ...............................(3,408,308)   (48,295,429)   (9,316,064)  (121,797,376)   (5,549,199)  (109,293,001)
                                                -----------------------------------------------------------------------------------
 Net increase (decrease) .......................(1,811,462)  $(25,804,688)   (5,303,782) $ (69,864,071)    3,949,266  $  73,640,758
                                                ===================================================================================
Year ended December 31, 1999
 Shares sold ................................... 1,982,385   $ 23,245,306     5,163,014  $  66,279,367       240,379  $   5,144,326
 Shares issued in reinvestment of distributions.   476,305      5,872,849       914,838     12,213,087     5,305,304     97,299,268
 Shares redeemed ...............................(7,422,698)   (87,417,197)  (12,518,155)  (158,453,903)   (7,631,687)  (161,295,949)
                                                -----------------------------------------------------------------------------------
 Net decrease ..................................(4,964,008)  $(58,299,042)   (6,440,303) $ (79,961,449)   (2,086,004) $ (58,852,355)
                                                ===================================================================================
Class 2 Shares:
Year ended December 31, 2000
 Shares sold ...................................    55,641   $    790,365     2,444,338  $  32,563,297       785,706  $  15,358,226
 Shares issued on merger (Note 9) ..............      --             --         251,168      3,197,391         2,893         54,613
 Shares issued in reinvestment of distributions.       996         13,815        47,967        608,227       212,594      4,106,384
 Shares redeemed ...............................   (15,767)      (225,247)     (566,057)    (7,708,608)     (211,313)    (4,128,861)
                                                -----------------------------------------------------------------------------------
 Net increase ..................................    40,870   $    578,933     2,177,416  $  28,660,307       789,880  $  15,390,362
Year ended December 31, 1999(a)                 ===================================================================================
 Shares sold ...................................    33,335   $    398,375       436,840  $   5,671,654       279,540  $   5,948,034
 Shares issued in reinvestment of distributions.       461          5,671         3,403         45,323       121,157      2,217,176
 Shares redeemed ...............................    (3,299)       (39,974)       (8,851)      (110,967)     (204,412)    (4,236,932)
                                                -----------------------------------------------------------------------------------
 Net increase ..................................    30,497   $    364,072       431,392  $   5,606,010       196,285  $   3,928,278
                                                ===================================================================================

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST (cont.)



                                                       Templeton Developing          Templeton Global               Templeton
                                                     Markets Securities Fund     Income Securities Fund     Growth Securities Fund
                                                   --------------------------------------------------------------------------------
                                                       Shares      Amount         Shares      Amount         Shares       Amount
                                                   --------------------------------------------------------------------------------
Class 1 Shares:
Year ended December 31, 2000
 Shares sold .....................................  10,455,914 $ 63,455,322       397,698  $  4,324,664    17,873,866  $238,251,058
 Shares issued on merger (Note 9) ................  23,685,284  153,007,317     1,620,086    17,464,656    48,592,348   628,298,597
 Shares issued in reinvestment of distributions ..     385,260    2,663,593        10,837       116,818     6,513,471    84,219,176
 Shares redeemed ................................. (15,371,210) (91,845,057)   (3,171,211)  (34,527,133)  (33,716,851) (453,080,535)
                                                   --------------------------------------------------------------------------------
 Net increase (decrease) .........................  19,155,248 $127,281,175    (1,142,590) $(12,620,995)   39,262,834  $497,688,296
                                                   ================================================================================
Year ended December 31, 1999
 Shares sold .....................................   5,134,763 $ 32,419,782       755,763  $  9,398,931     3,559,626$   53,423,886
 Shares issued in reinvestment of distributions ..     562,601    2,683,606       815,256     9,277,104     6,314,237    91,430,148
 Shares redeemed .................................  (2,600,039) (16,299,386)   (5,116,543)  (62,034,941)  (15,136,586) (225,779,930)
                                                   --------------------------------------------------------------------------------
 Net increase (decrease) .........................   3,097,325 $ 18,804,002    (3,545,524) $(43,358,906)   (5,262,723) $(80,925,896)
                                                   ================================================================================
Class 2 Shares:
Year ended December 31, 2000
 Shares sold .....................................  37,559,277 $226,123,611       222,783  $  2,454,812    12,896,783  $173,384,758
 Shares issued on merger (Note 9) ................      66,980      431,354        70,754       759,809     4,308,381    55,535,000
 Shares issued in reinvestment of distributions ..      59,774      412,198            75           812        91,595     1,181,572
 Shares redeemed ................................. (33,265,941)(198,734,325)     (225,940)   (2,481,667)  (11,812,327) (159,121,243)
                                                   --------------------------------------------------------------------------------
 Net increase ....................................   4,420,090 $ 28,232,838        67,672  $    733,766     5,484,432  $ 70,980,087
                                                   ================================================================================
Year ended December 31, 1999(a)
 Shares sold .....................................   9,564,512 $ 65,272,741        40,368  $    470,374     3,228,083  $ 46,873,543
 Shares issued in reinvestment of distributions ..      52,231      248,619         1,764        19,727         7,976       115,255
 Shares redeemed .................................  (6,579,693) (46,108,443)       (2,055)     (24,797)    (2,948,742)  (42,993,192)
                                                   --------------------------------------------------------------------------------
 Net increase ....................................   3,037,050 $ 19,412,917        40,077  $    465,304       287,317  $  3,995,606
                                                   ================================================================================


                                                     Templeton International      Templeton International       Templeton Pacific
                                                         Securities Fund          Smaller Companies Fund     Growth Securities Fund
                                                  ---------------------------------------------------------------------------------
                                                        Shares      Amount          Shares      Amount         Shares       Amount
                                                  ---------------------------------------------------------------------------------
Class 1 Shares:
Year ended December 31, 2000
 Shares sold ....................................  12,544,954  $  237,099,440     761,511  $  8,502,413   39,754,311  $ 344,918,216
 Shares issued on merger (Note 9) ...............  35,794,416     651,458,377          --            --           --             --
 Shares issued in reinvestment of distributions .   7,326,841     138,796,415      38,637       425,397       10,176         92,402
 Shares redeemed ................................ (61,827,748) (1,156,404,493) (1,071,093)  (11,874,275) (42,633,724)  (372,291,737)
                                                  ---------------------------------------------------------------------------------
 Net decrease ...................................  (6,161,537) $ (129,050,261)   (270,945) $ (2,946,465)  (2,869,237) $ (27,281,119)
                                                  =================================================================================
Year ended December 31, 1999
 Shares sold ....................................   4,898,075  $   98,598,572     583,886  $  6,152,029   37,570,852  $ 339,701,623
 Shares issued in reinvestment of distributions .   6,924,615     118,133,938      64,794       690,707       96,595        982,376
 Shares redeemed ................................ (11,722,543)   (231,530,220) (1,240,556)  (12,457,655) (41,329,954)  (375,088,046)
                                                  ---------------------------------------------------------------------------------
 Net increase (decrease) ........................     100,147  $  (14,797,710)   (591,876) $ (5,614,919)  (3,662,507) $ (34,404,047)
                                                  =================================================================================

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST (cont.)


                                                      Templeton International      Templeton International       Templeton Pacific
                                                          Securities Fund          Smaller Companies Fund     Growth Securities Fund
                                                   ---------------------------------------------------------------------------------
                                                        Shares      Amount          Shares      Amount         Shares       Amount
                                                   ---------------------------------------------------------------------------------
Class 2 Shares:
Year ended December 31, 2000
 Shares sold .....................................  51,772,474   $ 972,961,568    7,665,768 $ 84,983,873     6,372,773  $50,925,188
 Shares issued on merger (Note 9) ................     177,521       3,216,683           --           --            --           --
 Shares issued in reinvestment of distributions ..     904,696      17,053,454        9,008       99,182            15          136
 Shares redeemed ................................. (47,412,674)   (893,830,809)  (6,894,442) (76,776,385)   (6,348,147) (51,041,422)
                                                   ---------------------------------------------------------------------------------
 Net increase (decrease) .........................   5,442,017    $ 99,400,896      780,334 $  8,306,670        24,641   $ (116,098)
                                                   =================================================================================
Year ended December 31, 1999(a)
 Shares sold .....................................  57,320,488  $1,117,974,227    2,831,182 $ 29,929,003       494,861  $ 4,788,916
 Shares issued in reinvestment of distributions ..     290,806       4,946,613           40          424            86          876
 Shares redeemed ................................. (54,967,087) (1,077,601,106)  (2,646,201) (28,100,550)     (483,963)  (4,720,906)
                                                   ---------------------------------------------------------------------------------
 Net increase ....................................   2,644,207  $   45,319,734      185,021 $  1,828,877        10,984     $ 68,886
                                                   =================================================================================

(a)For all funds except the Franklin Aggressive Growth Securities Fund, the Franklin S&P 500 Index Fund, the Franklin Technology Securities Fund, the Templeton Asset Strategy Fund, the Templeton Developing Markets Securities Fund, and the Templeton International Securities Fund, for the period January 6, 1999 (effective date) to December 31, 1999.
(b)For the Franklin Aggressive Growth Securities Fund and Franklin Technology Securities Fund Class 1, for the period May 1, 2000 (effective date) to December 31, 2000.
(c)For the Franklin S&P 500 Index Fund, for the period November 1, 1999 (effective date) to December 31, 1999.
(d)For the Franklin Technology Securities Fund Class 2, for the period September 1, 2000 (effective date) to December 31, 2000.
(e)Templeton Funds Annuity Company, the Franklin S&P 500 Index Fund's subadministrative manager is the record owner of 100% of the Franklin S&P 500 Index Fund's Class 2 shares.



3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

   Entity                                                            Affiliation
-------------------------------------------------------------------------------------------
   Franklin Templeton Services, LLC (FT Services)                    Administrative manager
   Franklin Advisers, Inc. (Advisers)                                Investment manager
   Franklin Advisory Services, LLC (Advisory Services)               Investment manager
   Franklin Mutual Advisers, LLC (Franklin Mutual)                   Investment manager
   Templeton Asset Management Ltd. (TAML)                            Investment manager
   Templeton Global Advisors Ltd. (TGAL)                             Investment manager
   Templeton Investment Counsel, LLC (TIC)                           Investment manager
   Franklin/Templeton Distributors, Inc. (Distributors)              Principal underwriter
   Franklin/Templeton Investor Services, LLC (Investor Services)     Transfer agent

Certain funds in the Trust may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) which is managed by Advisers.

The Funds earned dividend income from the investment in the Sweep Money Fund as follows:


                    Franklin      Franklin Global     Franklin                                           Franklin     Franklin Value
                Aggressive Growth   Health Care    Rising Dividends  Franklin S&P 500  Franklin Small   Technology      Securities
                 Securities Fund    Securities      Securities Fund    Index Fund         Cap Fund    Securities Fund      Fund
------------------------------------------------------------------------------------------------------------------------------------
Dividend Income ...   $49,786        $143,177          $307,024         $139,393         $5,255,500      $32,176          $68,787

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES (cont.)

The Franklin Global Communications Securities Fund, the Franklin Growth and Income Securities Fund, the Franklin High Income Fund, the Franklin Income Securities Fund, the Franklin Money Market Fund, the Franklin Natural Resources Securities Fund, the Franklin Real Estate Fund, the Franklin U.S. Government Fund, the Franklin Zero Coupon Fund - 2005, the Franklin Zero Coupon Fund - 2010, and the Templeton Global Income Securities Fund pay an investment management fee to Advisers based on the average net assets of the funds, as follows:

Annualized Fee Rate      Daily Net Assets

-----------------------------------------------------------------------
             .625%       First $100 million
             .50%        over $100 million, up to and including $250 million
             .45%        over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under a subadvisory agreement, TIC provides subadvisory services to the Templeton Global Income Securities Fund and the Templeton Pacific Growth Securities Fund, and receives fees from Advisers based on the average daily net assets of each fund.

The Templeton International Securities Fund pays an investment management fee to TIC based on the average net assets of the fund as follows:

Annualized Fee Rate      Daily Net Assets

-----------------------------------------------------------------------
             .75%        First $200 million
             .675%       over $200 million, up to and including $1.3 billion
             .60%        over $1.3 billion

The Franklin Aggressive Growth Securities Fund pays an investment management fee to Advisers based on the average net assets of the fund as follows:

Annualized Fee Rate      Daily Net Assets

-----------------------------------------------------------------------
             .50%        First $500 million
             .40%        over $500 million, up to and including $1 billion
             .35%        over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

The Franklin Small Cap Fund and the Franklin Technology Securities Fund pay an investment management fee to Advisers based on the average net assets of each fund as follows:

Annualized Fee Rate      Daily Net Assets

-----------------------------------------------------------------------
             .55%        First $500 million
             .45%        over $500 million, up to and including 1 billion
             .40%        over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

For the Franklin Small Cap Fund, the annualized investment management fee rate was reduced from .75%, .625%, and .50% to .55%, .45%, and .40%, respectively, effective May 1, 2000.

The Templeton Growth Securities Fund and the Templeton Pacific Growth Securities Fund pay an investment management fee to TGAL and Advisers, respectively, based on the average net assets of each fund as follows:

Annualized Fee Rate      Daily Net Assets

-----------------------------------------------------------------------
            1.00%        First $100 million
             .90%        over $100 million, up to and including $250 million
             .80%        over $250 million, up to and including $500 million
             .75%        over $500 million

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES (cont.)

The Franklin Large Cap Growth Securities Fund and the Franklin Rising Dividends Securities Fund pay an investment management fee to Advisers and Advisory Services, respectively, based on the average net assets of each fund as follows:

Annualized Fee Rate      Daily Net Assets

-----------------------------------------------------------------------
             .75%        First $500 million
             .625%       over $500 million, up to and including $1 billion
             .50%        over $1 billion

The Franklin Global Health Care Securities Fund and the Franklin Value Securities Fund pay an investment management fee to Advisers and Advisory Services, respectively, based on the average net assets of each fund as follows:

Annualized Fee Rate      Daily Net Assets

-----------------------------------------------------------------------
             .60%        First $200 million
             .50%        over $200 million, up to and including $1.3 billion
             .40%        over $1.3 billion

The Templeton Asset Strategy Fund pays an investment management fee to TIC based on the average net assets of the fund as follows:

Annualized Fee Rate      Daily Net Assets

-----------------------------------------------------------------------
             .65%        First $200 million
             .585%       over $200 million, up to and including $1.3 billion
             .52%        over $1.3 billion

The Franklin S&P 500 Index Fund pays an investment management fee to Advisers of .15% per year of the average daily net assets of the fund.

Under a subadvisory agreement, State Street Global Advisors (SSgA) provides subadvisory services to the Franklin S&P 500 Index Fund and receives from Advisers fees based on the average daily net assets of the fund.

The Templeton International Smaller Companies Fund pays an investment management fee to TIC based on the average net assets of the fund as follows:

Annualized Fee Rate      Daily Net Assets

-----------------------------------------------------------------------
             .85%        First $200 million
             .765%       over $200 million, up to and including $1.3 billion
             .68%        over $1.3 billion

The Mutual Discovery Securities Fund and the Mutual Shares Securities Fund pay an investment management fee to Franklin Mutual of .80% and .60%, respectively, per year of the average daily net assets of each fund.

The Templeton Developing Markets Securities Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the fund.

Under an agreement with their respective investment managers, FT Services provides administrative services to the Funds, except for the Franklin Aggressive Growth Securities Fund, the Franklin Global Health Care Securities Fund, the Franklin S&P 500 Index Fund, the Franklin Small Cap Fund, the Franklin Technology Securities Fund, the Franklin Value Securities Fund, the Mutual Discovery Securities Fund, the Mutual Shares Securities Fund, the Templeton Asset Strategy Fund, the Templeton Developing Markets Securities Fund, the Templeton International Securities Fund, and the Templeton International Smaller Companies Fund. The fee is paid by each fund's respective investment managers based on the average daily net assets, and is not an additional expense of the Funds.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES (cont.)

The Franklin Global Health Care Securities Fund, the Franklin Value Securities Fund, the Mutual Discovery Securities Fund, the Mutual Shares Securities Fund, the Templeton Asset Strategy Fund, the Templeton Developing Markets Securities Fund, the Templeton International Securities Fund, and the Templeton International Smaller Companies Fund, pay administrative fees to FT Services based on the average net assets of each fund as follows:

Annualized Fee Rate      Daily Net Assets

-----------------------------------------------------------------------
             .15%        First $200 million
             .135%       Over $200 million, up to and including $700 million
             .10%        Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Franklin Aggressive Growth Securities Fund, the Franklin S&P 500 Index Fund, the Franklin Small Cap Fund, and the Franklin Technology Securities Fund pay an administrative fee to FT Services of .20%, .10%, .25%, and .25%, respectively, per year of the average daily net assets of each fund. The Franklin Small Cap Fund administrative fee was effective May 1, 2000.

Advisers and FT Services agreed in advance to waive administrative and management fees and assume payment of other expenses for the Franklin S&P 500 Index Fund as noted in the Statement of Operations.

Management fees were reduced on assets invested in the Sweep Money Fund.

The Funds reimburse Distributors up to .25% per year of their average daily net assets of Class 2 and Class 3, for costs incurred in marketing the Funds' shares. No payments were made by the Franklin Aggressive Growth Securities Fund, the Franklin Zero Coupon Fund - 2005, and the Franklin Zero Coupon - 2010, during the year ended December 31, 2000.

Investor Services, under terms of an agreement, performs shareholder servicing for the Funds and is not paid by the Funds for the services.

Included in professional fees are legal fees of $79,971 that were paid to a law firm in which a partner of that firm was an officer of the Funds.

4. INCOME TAXES

At December 31, 2000, certain funds had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

                                       Franklin                             Franklin
                                      Aggressive                             Natural                         Franklin    Franklin
                                        Growth                  Franklin    Resources    Franklin  Franklin Technology     U.S.
                                      Securities  Franklin High   Money     Securities Real Estate Small Cap Securities Government
                                         Fund      Income Fund  Market Fund   Fund        Fund       Fund      Fund       Fund
                                     -----------------------------------------------------------------------------------------------

Capital loss carryovers expiring in:

 2001 .........................            $--           $--   $ 523           $--          $--          $--       $--          $--
 2002 .........................             --            --   7,568            --           --           --        --    8,408,494
 2003 .........................             --            --      --            --           --           --        --      826,481
 2004 .........................             --            --      --            --           --           --        --           --
 2005 .........................             --            --      --            --           --           --        --      169,754
 2006 .........................             --            --     371    13,378,344           --           --        --           --
 2007 .........................             --     2,294,320      --     3,374,600           --           --        --           --
 2008 .........................        596,259    26,944,467     486            --   15,305,137   11,797,055   140,539    5,752,213
                                     -----------------------------------------------------------------------------------------------
                                      $596,259   $29,238,787  $8,948   $16,752,944  $15,305,137  $11,797,055  $140,539  $15,156,942
                                     ===============================================================================================

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements (continued)


4. INCOME TAXES (cont.)

                                                                    Templeton                        Templeton       Templeton
                                                                    Developing        Templeton      International     Pacific
                                                                      Markets       Global Income       Smaller         Growth
                                                                  Securities Fund  Securities Fund  Companies Fund  Securities Fund
                                                               --------------------------------------------------------------------
Capital loss carryovers expiring in:
 2001 .......................................................              $--       $ 1,294,963            $--            $--
 2002 .......................................................               --           570,056             --             --
 2003 .......................................................               --         1,035,267             --             --
 2005 .......................................................       16,027,765                --             --             --
 2006 .......................................................       63,025,428           502,340      2,346,684     24,460,805
 2007 .......................................................       49,864,761         5,367,721      1,878,044     27,181,209
 2008 .......................................................               --         2,370,518             --     15,630,843
                                                               --------------------------------------------------------------------
                                                                  $128,917,954       $11,140,865     $4,224,728    $67,272,857
                                                               --------------------------------------------------------------------


At December 31, 2000, the capital loss carryovers of the FTVIPT - Templeton Developing Markets Securities Fund and the FTVIPT - Templeton Global Income Securities Fund include capital loss carryovers of $67,575,504 and $2,641,697 acquired as a result of the reorganization with the TVP - Templeton Developing Markets Fund and the TVP - Templeton Bond Fund, respectively (See Note 9). The capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder.

At December 31, 2000, the following funds had deferred capital losses occurring subsequent to October 31, 2000. For tax purposes, such losses will be reflected in the year ending December 31, 2001.


  Franklin             Franklin Global
Aggressive Growth      Communications         Franklin High      Franklin Real       Franklin S&P 500     Franklin Small
Securities Fund        Securities Fund         Income Fund        Estate Fund           Index Fund           Cap Fund
---------------------------------------------------------------------------------------------------------------------------
 $1,397,165              $34,623,447            $289,536           $195,523              $178,521           $6,116,262


  Franklin                  Templeton                  Templeton                   Templeton                 Templeton
 Technology              Asset Strategy           Developing Markets             Global Income            Pacific Growth
Securities Fund               Fund                  Securities Fund             Securities Fund           Securities Fund
---------------------------------------------------------------------------------------------------------------------------
 $1,057,289                $1,937,761                 $8,755,988                   $139,733                  $256,977

At December 31, 2000, the following funds had deferred currency losses occurring subsequent to October 31, 2000. For tax purposes, such losses will be reflected in the year ending December 31, 2001.


    Franklin         Franklin        Franklin      Mutual   Templeton     Templeton       Templeton    Templeton
   Aggressive         Global          Income     Discovery    Asset       Developing    Global Income   Growth       Templeton
     Growth         Health Care     Securities  Securities  Strategy      Markets       Securities    Securities   Pacific Growth
 Securities Fund   Securities Fund     Fund        Fund       Fund    Securities Fund      Fund         Fund       Securities Fund
----------------------------------------------------------------------------------------------------------------------------------
      $88                 $43         $19,458     $76,907     $78,378      $142,073       $31,665      $37,117         $3,172

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, offering costs, merger related expenses and passive foreign investment company shares. Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and passive foreign investment company shares and losses realized subsequent to October 31 on the sale of securities and foreign currencies, and gains (losses) realized on in-kind shareholder redemptions.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements (continued)


4. INCOME TAXES (cont.)

At December 31, 2000, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:


                                                  Franklin        Franklin Global  Franklin Global  Franklin Growth
                                              Aggressive Growth   Communications     Health Care      and Income     Franklin High
                                               Securities Fund    Securities Fund  Securities Fund  Securities Fund   Income Fund
                                            ----------------------------------------------------------------------------------------
Investments at cost .......................     $15,909,733       $ 558,408,544      $38,083,923      $645,197,761    $ 283,157,133
                                            ========================================================================================
Unrealized appreciation ...................     $   604,965       $  69,346,683      $10,099,250      $201,001,289    $   3,908,091
Unrealized depreciation ...................      (3,572,163)       (104,178,227)      (2,323,211)      (31,957,312)    (101,188,674)
                                            ----------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)      $(2,967,198)      $ (34,831,544)     $ 7,776,039      $169,043,977    $ (97,280,583)
                                            ========================================================================================


                                                                  Franklin Large      Franklin                          Franklin
                                               Franklin Income      Cap Growth    Natural Resources  Franklin Real  Rising Dividends
                                               Securities Fund   Securities Fund   Securities Fund    Estate Fund   Securities Fund
                                            ----------------------------------------------------------------------------------------
Investments at cost .......................     $ 645,287,061     $387,867,288       $42,011,841      $138,758,171    $284,491,887
                                            ========================================================================================
Unrealized appreciation ...................     $ 102,398,976     $108,626,525       $14,428,332      $ 41,516,083    $107,275,141
Unrealized depreciation ...................      (113,213,292)     (53,864,885)       (4,770,395)       (4,200,172)    (27,865,935)
                                            ----------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)      $ (10,814,316)    $ 54,761,640       $ 9,657,937      $ 37,315,911    $ 79,409,206
                                            ========================================================================================

                                              Franklin S&P 500    Franklin Small Franklin Technology  Franklin U.S.   Franklin Value
                                                 Index Fund           Cap Fund     Securities Fund   Government Fund Securities Fund
                                            ----------------------------------------------------------------------------------------
Investments at cost .......................     $ 59,811,662      $566,485,043       $14,380,086      $417,915,658    $23,380,552
                                            ========================================================================================
Unrealized appreciation ...................     $  6,907,917      $220,335,554       $   524,078      $ 11,102,269    $ 5,250,091
Unrealized depreciation ...................      (11,363,849)      (90,896,188)       (4,160,737)       (3,664,094)    (2,186,352)
                                            ----------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)      $ (4,455,932)     $129,439,366       $(3,636,659)     $  7,438,175    $ 3,063,739
                                            ========================================================================================

                                                  Franklin          Franklin           Mutual              Mutual       Templeton
                                                 Zero Coupon       Zero Coupon        Discovery            Shares         Asset
                                                 Fund - 2005       Fund - 2010    Securities Fund     Securities Fund  Strategy Fund
                                            ----------------------------------------------------------------------------------------
Investments at cost .......................     $57,293,438       $49,409,951        $175,712,400     $388,753,161    $617,498,330
                                            ========================================================================================
Unrealized appreciation ...................     $ 5,186,621       $ 7,417,570        $ 24,387,194     $ 75,571,479    $139,395,638
Unrealized depreciation ...................         (10,192)          (36,049)         (9,344,807)     (21,499,538)   (100,156,309)
                                            ----------------------------------------------------------------------------------------
Net unrealized appreciation ...............     $ 5,176,429       $ 7,381,521        $ 15,042,387     $ 54,071,941    $ 39,239,329
                                            ========================================================================================

                                                                                                                         Templeton
                                                  Templeton         Templeton            Templeton        Templeton    International
                                             Developing Markets   Global Income            Growth       International     Smaller
                                               Securities Fund   Securities Fund      Securities Fund Securities Fund Companies Fund
                                            ----------------------------------------------------------------------------------------
Investments at cost .......................     $433,292,452      $86,370,770        $1,200,843,720   $891,353,012    $31,005,714
                                            ========================================================================================
Unrealized appreciation ...................     $ 27,398,318      $   872,969        $  188,943,028   $235,847,269    $ 5,823,111
Unrealized depreciation ...................      (96,824,867)      (6,297,858)         (144,518,811)  (151,188,397)    (4,237,002)
                                            ----------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)      $(69,426,549)     $(5,424,889)       $   44,424,217   $ 84,658,872    $ 1,586,109
                                            ========================================================================================

                                                Templeton
                                              Pacific Growth
                                             Securities Fund
                                            -----------------
Investments at cost .......................      $69,892,868
                                            =================
Unrealized appreciation ...................      $ 6,509,184

Unrealized depreciation ...................      (24,959,850)
                                            -----------------
Net unrealized depreciation ...............     $(18,450,666)
                                            =================

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements (continued)


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2000 were as follows:


                                                  Franklin        Franklin Global  Franklin Global  Franklin Growth
                                              Aggressive Growth   Communications     Health Care      and Income     Franklin High
                                               Securities Fund    Securities Fund  Securities Fund  Securities Fund   Income Fund
                                            ----------------------------------------------------------------------------------------
Purchases .................................     $22,365,711       $  910,989,464     $53,041,368      $528,587,397    $  48,101,257
Sales .....................................     $ 5,669,330       $1,079,956,603     $36,055,805      $770,963,464    $129,341,922

                                                                  Franklin Large      Franklin                          Franklin
                                               Franklin Income      Cap Growth    Natural Resources  Franklin Real  Rising Dividends
                                               Securities Fund   Securities Fund   Securities Fund    Estate Fund   Securities Fund
                                            ----------------------------------------------------------------------------------------
Purchases .................................     $158,085,181      $300,716,999       $31,489,628      $25,544,453     $ 44,248,396
Sales .....................................     $425,424,070      $299,413,192       $37,077,462      $50,074,214     $192,948,206

                                              Franklin S&P 500    Franklin Small Franklin Technology  Franklin U.S.   Franklin Value
                                                 Index Fund           Cap Fund     Securities Fund   Government Fund Securities Fund
                                            ----------------------------------------------------------------------------------------
Purchases .................................     $49,929,460       $239,630,765       $22,688,497      $ 28,001,026    $15,729,733
Sales .....................................     $ 7,122,860       $106,916,209       $ 7,798,835      $136,893,814    $ 7,569,592

                                                  Franklin          Franklin           Mutual              Mutual       Templeton
                                                 Zero Coupon       Zero Coupon        Discovery            Shares         Asset
                                                 Fund - 2005       Fund - 2010    Securities Fund     Securities Fund  Strategy Fund
                                            ----------------------------------------------------------------------------------------
Purchases .................................     $19,593,180       $19,579,570        $121,564,585     $245,682,466    $196,134,361
Sales .....................................     $31,349,577       $39,298,076        $153,915,010     $307,933,073    $312,727,816

                                                                                                                         Templeton
                                                  Templeton         Templeton            Templeton        Templeton    International
                                             Developing Markets   Global Income            Growth       International     Smaller
                                               Securities Fund   Securities Fund      Securities Fund Securities Fund Companies Fund
                                            ----------------------------------------------------------------------------------------
Purchases .................................     $305,456,269      $32,367,266        $671,242,477     $  439,898,109  $10,875,265
Sales .....................................     $400,955,781      $60,052,552        $851,392,810     $1,229,714,659  $ 7,584,543

                                                   Templeton
                                                 Pacific Growth
                                                Securities Fund
                                            --------------------
Purchases .................................      $34,170,728
Sales .....................................      $59,816,986

Transactions in call options written during the year ended December 31, 2000 were as follows:

Mutual Shares Securities Fund

                                                 Number of     Premiums
                                                 Contracts     Received
                                               ---------------------------------
   Options outstanding at December 31, 1999 ..         --          $--
   Options written ...........................        564      202,517
   Options expired ...........................        (64)     (33,082)
   Options closed ............................       (468)    (162,905)
                                               ---------------------------------
   Options outstanding at December 31, 2000 ..         32     $  6,530
                                               ---------------------------------

Mutual Discovery Securities Fund

                                                 Number of     Premiums
                                                 Contracts     Received
                                               ---------------------------------
   Options outstanding at December 31, 1999 ..         --         $ --
   Options written ...........................      9,248       54,964
   Options expired ...........................     (9,248)     (54,964)
                                               ---------------------------------
   Options outstanding at December 31, 2000 ..         --         $ --
                                               ---------------------------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements (continued)


6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

Each of the funds listed below has been a party to financial instruments with off-balance-sheet risk, primarily forward exchange contracts, in order to minimize the impact on the funds from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statements of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the funds' involvement in such contracts.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. At December 31, 2000, certain funds have outstanding forward exchange contracts for the sale or purchase of currencies as set out below. The contracts are reported in the financial statements at each fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.

Mutual Discovery Securities Fund


                                                                                   In        Settlement      Unrealized
            Contracts to Buy                                                  Exchange For      Date        Gains (Losses)
--------------------------------------------------------------------------
 1,168,881  Canadian Dollars .............................................  U.S. $ 772,015    1/31/01      U.S. $ 6,773
                                                                                ----------                   ----------
            Contracts to Sell
--------------------------------------------------------------------------
  8,184,593 Hong Kong Dollars ............................................  U.S.$ 1,050,913   1/19/01      U.S. $ 1,258
 11,594,842 Canadian Dollars .............................................        7,893,188   1/31/01           167,918
218,373,526 Japanese Yen .................................................        1,961,498   3/27/01            21,894
145,043,720 South Korean Won .............................................          125,775   5/07/01            25,143
                                                                                -----------                  ----------
                                                                            U.S.$11,031,374                     216,213
                                                                                -----------                  ----------
 Unrealized gain on forward exchange contracts ...........................                                 U.S.$222,986

            Contracts to Buy
--------------------------------------------------------------------------
 2,850,709  Canadian Dollars .............................................  U.S.$1,913,642   1/31/01       U.S.$(14,306)
                                                                                ----------                   ----------

            Contracts to Sell
--------------------------------------------------------------------------
 9,165,600  Swedish Krona ................................................  U.S.$  919,396    1/31/01      U.S.$(54,332)
 8,840,616  Danish Krone .................................................       1,030,828    2/13/01           (82,961)
18,463,625  European Unit ................................................      16,952,756    2/15/01          (419,346)
   289,973  British Pounds ...............................................         422,435    2/22/01           (11,147)
 7,920,373  European Unit ................................................       7,040,096    2/26/01          (415,079)
11,865,032  Swiss Francs .................................................       6,968,887    3/13/01          (398,932)
 7,796,355  Norwegian Krone ..............................................         855,867    3/13/01           (26,328)
   665,304  European Unit ................................................         571,351    3/14/01           (55,260)
24,336,414  Swedish Krona ................................................       2,536,232    3/15/01           (55,550)
11,774,169  British Pounds ...............................................      17,292,344    3/19/01          (318,719)
 2,804,600  South African Rand ...........................................         364,328    3/19/01            (3,144)
11,370,000  Japanese Yen .................................................         100,642    3/27/01              (298)
43,707,387  Swedish Krona ................................................       4,424,452    4/20/01          (238,412)
19,852,100  Swedish Krona ................................................       2,100,368    6/20/01           (23,121)
                                                                                ----------                   ----------
                                                                           U.S.$61,579,982                   (2,102,629)
                                                                                ----------                   ----------
 Unrealized loss on forward exchange contracts ...........................                                   (2,116,935)
                                                                                                            -----------

     Net unrealized loss on forward exchange contracts ...................                              U.S.$(1,893,949)
                                                                                                            ===========


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements (continued)


6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (cont.)
Mutual Shares Securities Fund


                                                                                   In        Settlement     Unrealized
            Contracts to Buy                                                  Exchange for       Date      Gains (Losses)
--------------------------------------------------------------------------
   800,000  Swedish Krona ................................................  U.S.  $ 80,550    4/20/01      U.S. $ 4,797
                                                                                ----------                   ----------

            Contracts to Sell
--------------------------------------------------------------------------
10,790,055  Hong Kong Dollars ............................................  U.S.$1,385,455    1/19/01      U.S. $ 1,656
 2,460,717  Canadian Dollars .............................................       1,672,486    1/31/01            32,989
68,862,981  Japanese Yen .................................................         618,548    3/27/01             6,904
                                                                                ----------                   ----------
                                                                            U.S.$3,676,489                       41,549
                                                                                ----------                   ----------
   Unrealized gain on forward exchange contracts .........................                                 U.S.$ 46,346
                                                                                                             ----------
            Contracts to Buy
--------------------------------------------------------------------------
 1,313,256  Canadian Dollars .............................................  U.S. $ 880,936    1/31/01      U.S.$ (5,956)
                                                                                ----------                   ----------

            Contracts to Sell
--------------------------------------------------------------------------
 1,650,869  Canadian Dollars .............................................  U.S.$ 1,074,998   1/31/01      U.S.$(24,922)
12,880,344  European Unit ................................................       11,818,822   2/15/01          (300,066)
 5,231,725  European Unit ................................................        4,601,867   2/26/01          (322,574)
 6,465,854  Swiss Francs .................................................        3,808,186   3/13/01          (206,910)
   678,138  European Unit ................................................          590,303   3/14/01           (48,395)
27,708,768  Swedish Krona ................................................        2,889,164   3/15/01           (61,768)
10,292,848  British Pounds ...............................................       15,117,356   3/19/01          (278,039)
16,900,000  Japanese Yen .................................................          149,591   3/27/01              (443)
10,856,447  Swedish Krona ................................................        1,098,986   4/20/01           (59,219)
 1,979,779  European Unit ................................................        1,697,948   4/30/01          (169,670)
   675,838  European Unit ................................................          622,940   5/21/01           (15,038)
   400,000  British Pounds ...............................................          570,322   5/29/01           (28,299)
   255,964  Swiss Francs .................................................          157,328   6/14/01            (2,692)
   941,100  Swedish Krona ................................................          100,000   6/20/01              (659)
   542,161  European Unit ................................................          505,954   6/22/01            (6,347)
                                                                                -----------                 -----------
                                                                            U.S.$44,803,765                  (1,525,041)
                                                                                ===========                 -----------
Unrealized loss on forward exchange contracts ............................                                   (1,530,997)
                                                                                                            -----------
   Net unrealized loss on forward exchange contracts .....................                              U.S.$(1,484,651)
                                                                                                            ===========

A financial futures contract is an agreement between parties to buy or sell a security for a set price on a future date. The use of futures transactions involves risk of imperfect correlation in movements in the price of future contracts, interest rates, and the underlying hedged assets.

As of December 31, 2000, the Franklin S&P 500 Index Fund had the following futures contracts outstanding:

                                                                                 Delivery      Contract
Contracts to Buy                                           Number of Contracts    Dates       Face Value     Unrealized Loss
---------------------------------------------------------------------------------------------------------------------------
S&P 500 Index, Mar 01 .......................................       7           3/15/01      $2,428,507       $92,257

When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements (continued)


7. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin High Income Fund and the Franklin Income Securities Fund have 91.8% and 36.0%, respectively, of their portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At December 31, 2000, the Franklin High Income Fund, the Franklin Income Securities Fund, the Mutual Discovery Securities Fund, and the Mutual Shares Securities Fund held defaulted securities with values aggregating $4,479,125, $1,639,350, $4,504,110, and $13,758,269, respectively, representing 2.4%, .3%, 2.4%, and 3.1%, respectively, of each fund's net assets. For information as to specific securities, see the accompanying Statements of Investments.

For financial reporting purposes, the funds discontinue accruing income on defaulted bonds and provide an estimate for losses on interest receivable.

8. RESTRICTED SECURITIES

The Funds may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at December 31, 2000 are as follows:


                                                                                         Acquisition
  Shares     Issuer                                                                         Date      Cost       Value
---------------------------------------------------------------------------------------------------------------------------
Franklin Aggressive Growth Securities Fund

      944    Micro Photonix Integration Corp., pfd., C (.05% of Net Assets) .........     6/23/00     $5,962     $5,962
                                                                                                             ==========
Franklin Income Securities Fund
3,591,464    Continucare Corp. (.17% of Net Assets) .................................     6/16/00 $2,469,132 $1,122,333
                                                                                                             ==========
Franklin Small Cap Fund
   41,093    3Ware Inc., pfd., D ....................................................     7/28/00   $229,176   $229,176
  116,889    Auspex Systems, Inc. ...................................................     9/22/00    930,729    736,401
                                                                                                             ----------
             Total Restricted Securities (.14% of Net Assets)........................                          $965,577
                                                                                                             ==========
Franklin Technology Securities Fund
    1,384    Micro Photonix Integration Corp., pfd., C (.08% of Net Assets) .........     6/23/00     $8,740     $8,740
                                                                                                             ==========
Mutual Discovery Securities Fund
   13,770    Security Capital European Realty (.10% of Net Assets) ..................     4/08/98   $275,400   $200,560
                                                                                                             ==========
Mutual Shares Securities Fund
   27,030    Security Capital European Realty (.09% of Net Assets) ..................     4/08/98   $540,600   $393,692
                                                                                                             ==========

9. MERGERS

On May 1, 2000, the Franklin Templeton Variable Insurance Products Trust (FTVIPT) - Templeton Growth Securities Fund acquired the net assets of the Templeton Variable Products Series Fund (TVP) - Templeton Stock Fund pursuant to a plan of reorganization approved by TVP - Templeton Stock Fund's shareholders. The merger was accomplished by a tax-free exchange of 48,592,348 Class 1 shares and 4,308,381 Class 2 shares of the FTVIPT - Templeton Growth Securities Fund (valued at $12.93 per share and $12.89 per share, respectively) for the net assets of the TVP - Templeton Stock Fund which aggregated $683,833,597, including $122,735,093 of unrealized appreciation. The merger was accounted for as a pooling-of-interests without restatement for financial reporting purposes. The combined net assets of the FTVIPT - Templeton Growth Securities Fund immediately after the merger were $1,325,793,044.

On May 1, 2000, the FTVIPT - Franklin Large Cap Growth Securities Fund acquired the net assets of the TVP - Franklin Large Cap Growth Investments Fund pursuant to a plan of reorganization approved by TVP - Franklin Large Cap Growth Investments Fund's shareholders. The merger was accomplished by a tax-free exchange of 211,448 Class 1 shares of the FTVIPT - Franklin Large Cap Growth Securities Fund (valued at $21.20 per share) for the net assets of the TVP - Franklin Large Cap Growth Investments Fund which aggregated $4,482,695, including

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements (continued)


9. MERGERS (cont.)

$452,216 of unrealized appreciation. The merger was accounted for as a pooling-of-interests without restatement for financial reporting purposes. The combined net assets of the FTVIPT - Franklin Large Cap Growth Securities Fund immediately after the merger were $451,317,918.

On May 1, 2000, the FTVIPT - Franklin Small Cap Fund acquired the net assets of the TVP - Franklin Small Cap Investments Fund pursuant to a plan of reorganization approved by TVP - Franklin Small Cap Investments Fund's shareholders. The merger was accomplished by a tax-free exchange of 162,686 Class 1 shares and 5,283,033 Class 2 shares of the FTVIPT - Franklin Small Cap Fund (valued at $24.87 per share and $24.78 per share, respectively) for the net assets of the TVP - Franklin Small Cap Investments Fund which aggregated $134,959,580, including $11,452,838 of unrealized appreciation. The merger was accounted for as a pooling-of-interests without restatement for financial reporting purposes. The combined net assets of the FTVIPT - Franklin Small Cap Fund immediately after the merger were $640,938,780.

On May 1, 2000, the FTVIPT - Mutual Shares Securities Fund acquired the net assets of the TVP - Mutual Shares Investments Fund pursuant to a plan of reorganization approved by TVP - Mutual Shares Investments Fund's shareholders. The merger was accomplished by a tax-free exchange of 295,300 Class 1 shares and 251,168 Class 2 shares of the FTVIPT - Mutual Shares Securities Fund (valued at $12.72 per share and $12.73 per share, respectively) for the net assets of the TVP - Mutual Shares Investments Fund which aggregated $6,953,615 including $196,155 of unrealized appreciation. The merger was accounted for as a pooling-of-interests without restatement for financial reporting purposes. The combined net assets of the FTVIPT - Mutual Shares Securities Fund immediately after the merger were $424,728,065.

On May 1, 2000, the FTVIPT - Templeton Asset Strategy Fund acquired the net assets of TVP - Templeton Asset Allocation Fund pursuant to a plan of reorganization approved by the TVP - Templeton Asset Allocation Fund's shareholders. The merger was accounted for by the method of accounting for tax-free business combinations of investment companies. The financial statements of TVP - Templeton Asset Allocation Fund survived the reorganization; therefore, the financial statements of FTVIPT - Templeton Asset Strategy Fund reflect the financial statements of TVP - Templeton Asset Allocation Fund. Immediately preceding the merger, the FTVIPT - Templeton Asset Strategy Fund completed a reverse split of its shares in the ratio of one new Class 1 share for each .6062 existing Class 1 share and one new Class 2 share for each .6066 existing Class 2 share. As a result, the FTVIPT - Templeton Asset Strategy Fund net asset value per share was $18.93 for Class 1 and $18.88 for Class 2 on May 1, 2000. TVP - Templeton Asset Allocation Fund's shareholders contributed net assets having an aggregate value of $653,548,460 (including $91,802,754 of unrealized appreciation) in exchange for 2,830,073 Class 1 shares and 2,893 Class 2 shares (post-split) of the FTVIPT - Templeton Asset Strategy Fund. Immediately prior to the merger, FTVIPT - Templeton Asset Strategy Fund had net assets of $53,628,010 (including unrealized depreciation of $347,919). Upon completion of the merger, the combined net assets of the FTVIPT - Templeton Asset Strategy Fund were $707,176,470.

On May 1, 2000, the FTVIPT - Templeton Developing Markets Securities Fund acquired the net assets of TVP - Templeton Developing Markets Fund pursuant to a plan of reorganization approved by the TVP - Templeton Developing Markets Fund's shareholders. The merger was accounted for by the method of accounting for tax-free business combinations of investment companies. The financial statements of TVP - Templeton Developing Markets Fund survived the reorganization; therefore, the financial statements of FTVIPT - Templeton Developing Markets Securities Fund reflect the financial statements of TVP - Templeton Developing Markets Fund. Immediately preceding the merger, the FTVIPT - Templeton Developing Markets Securities Fund completed a split of its shares in the ratio of one new Class 1 share for each 1.3959 existing Class 1 share and one new Class 2 share for each 1.3996 existing Class 2 share. As a result, the FTVIPT - Templeton Developing Markets Securities Fund net asset value per share was $6.46 for Class 1 and $6.44 for Class 2 on May 1, 2000. TVP - Templeton Developing Markets Fund's shareholders contributed net assets having an aggregate value of $308,060,631 (including $7,715,560 of unrealized appreciation) in exchange for 23,685,284 Class 1 shares and 66,980 Class 2 shares (post-split) of the FTVIPT - Templeton Developing Markets Securities Fund. Immediately prior to the merger, FTVIPT - Templeton Developing Markets Securities Fund had net assets of $153,438,671 (including unrealized appreciation of $14,920,668). Upon completion of the merger, the combined net assets of the FTVIPT - Templeton Developing Markets Securities Fund were $461,499,302.

On May 1, 2000, the FTVIPT - Templeton Global Income Securities Fund acquired the net assets of the TVP - Templeton Bond Fund pursuant to a plan of reorganization approved by TVP - Templeton Bond Fund's shareholders. The merger was accomplished by a tax-free exchange of 1,620,086 Class 1 shares and 70,754 Class 2 shares of the FTVIPT - Templeton Global Income Securities Fund (valued at $10.78 per share and $10.74 per share, respectively) for the net assets of the TVP - Templeton Bond Fund which aggregated $18,224,465, including $1,980,489 of unrealized depreciation. The merger was accounted for as a pooling-of-interests without restatement for financial reporting purposes. The combined net assets of the FTVIPT - Templeton Global Income Securities Fund immediately after the merger were $94,683,176.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements (continued)

9. MERGERS (cont.)

On May 1, 2000, the FTVIPT - Templeton International Securities Fund acquired the net assets of TVP - Templeton International Fund pursuant to a plan of reorganization approved by the TVP - Templeton International Fund's shareholders. The merger was accounted for by the method of accounting for tax-free business combinations of investment companies. The financial statements of TVP - Templeton International Fund survived the reorganization; therefore, the financial statements of FTVIPT - Templeton International Securities Fund reflect the financial statements of TVP - Templeton International Fund. Immediately preceding the merger, FTVIPT - Templeton International Securities Fund completed a reverse split of its shares in the ratio of one new Class 1 share for each .6496 existing Class 1 share and one new Class 2 share for each
 .6496 existing Class 2 share. As a result, the FTVIPT - Templeton International Securities Fund net asset value per share was $18.20 for Class 1 and $18.12 for Class 2 on May 1, 2000. TVP - Templeton International Fund's shareholders contributed net assets having an aggregate value of $1,071,394,151 (including $137,586,448 of unrealized appreciation) in exchange for 35,794,416 Class 1 shares and 177,521 Class 2 shares (post-split) of the FTVIPT - Templeton International Securities Fund. Immediately prior to the merger, FTVIPT -Templeton International Securities Fund had net assets of $654,675,060 (including unrealized appreciation of $16,819,111). Upon completion of the merger, the combined net assets of the FTVIPT - Templeton International Securities Fund were $1,726,069,211.

10. Other Considerations

Advisers, as manager of certain funds, may serve as a member of various bondholder's steering committees, representing bondholder's interests in certain corporate restructuring negotiations, or on creditors committees. Currently the Manager serves on the Official Committee of Unsecured Creditors of AMF Bowling Worldwide, Inc., Anacomp, Inc., and Styling Technology Corp. As a result of this involvement, Advisers may be in possession of certain material non-public information. The funds' Manager has not nor does it intend to sell any of its holdings in these securities while in possession of such information.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Independent Auditors' Report


To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the Franklin Templeton Variable Insurance Products Trust (hereafter referred to as the "Funds") at December 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of Templeton Asset Strategy Fund, Templeton Developing Markets Securities Fund, and Templeton International Securities Fund for each of the three years in the period ended December 31, 1998 were audited by other independent accountants whose report dated January 28, 1999 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

San Francisco, California
February 6, 2001

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal year ended December 31, 2000.


   Franklin Global     Franklin Global     Franklin Growth                         Franklin Large        Franklin
   Communications        Health Care         and Income        Franklin Income       Cap Growth      Rising Dividends
   Securities Fund     Securities Fund     Securities Fund     Securities Fund     Securities Fund    Securities Fund
---------------------------------------------------------------------------------------------------------------------------
     $86,545,428         $2,002,396          $46,683,982         $28,907,050         $54,821,554        $18,568,837

                 Franklin      Franklin        Mutual          Mutual         Templeton      Templeton       Templeton
Franklin Value  Zero Coupon   Zero Coupon     Discovery        Shares           Asset         Growth       International
Securities Fund Fund - 2005   Fund - 2010  Securities Fund Securities Fund  Strategy Fund Securities Fund Securities Fund
---------------------------------------------------------------------------------------------------------------------------
  $635,707       $567,328     $2,388,820     $16,793,869     $15,491,393     $51,475,949   $152,120,710    $155,849,714

Under Section 854(b)(2) of the Internal Revenue Code, the Funds hereby designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2000.


   Franklin Global     Franklin Global     Franklin Growth                                            Franklin Large
   Communications        Health Care         and Income         Franklin High      Franklin Income      Cap Growth
   Securities Fund     Securities Fund     Securities Fund       Income Fund       Securities Fund    Securities Fund
---------------------------------------------------------------------------------------------------------------------------
        2.86%               100%               30.63%              51.37%              18.86%             36.33%

      Franklin            Franklin                                                                        Mutual
  Natural Resources   Rising Dividends    Franklin S&P 500     Franklin Small      Franklin Value        Discovery
   Securities Fund     Securities Fund       Index Fund           Cap Fund         Securities Fund    Securities Fund
---------------------------------------------------------------------------------------------------------------------------
        100%               55.10%               100%                3.67%               100%              11.93%

       Mutual             Templeton           Templeton
       Shares               Asset              Growth
   Securities Fund      Strategy Fund      Securities Fund
----------------------------------------------------------
       36.33%               100%               35.13%

                                                                      EXHIBIT G

                   Franklin Growth and Income Securities Fund

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Franklin Growth and Income Securities Fund seeks capital appreciation, with current income as a secondary goal. The Fund invests primarily in common stocks offering above-market current dividend yields.

--------------------------------------------------------------------------------

The U.S. business climate and Federal Reserve Board (Fed) policy during the six-month period ended June 30, 2001, experienced marked reversals from the previous reporting period. Following about two years of strong economic and corporate-profit growth accompanied by a series of six Fed interest rate increases, the corporate earnings picture rapidly deteriorated in late 2000. The Fed responded by embarking on an aggressive program in 2001 of easing short-term interest rates six times during the first half of the year. Many analysts anticipate further rate reductions in the near future to help reinvigorate the economy.

In comparing 2000 with 1999, earnings per share for companies comprising the Standard & Poor's 500 Composite Index declined 2% during the fourth quarter, down from an 11% increase during the third quarter. Earnings for the first half of 2001 were down more than 10% year-over-year, while third quarter estimates are expected to also remain in negative territory before a possible fourth quarter rebound./1/ Technology companies have been hardest hit primarily due to reduced capital spending plans for many corporations and overly optimistic analyst projections. Reflecting these trends, "old economy" value stocks benefited as many investors rotated out of growth stocks during much of the period under review. For example, the Russell 3000 Value Index, the Fund's benchmark, experienced a -0.34% return for the six months ended June 30, 2001, while the Russell 3000 Growth Index returned -13.24% for the same period./2/

The Fund outperformed its benchmark during the six months under review. An overweighting in defensive sectors such as utilities, consumer non-durable stocks and real estate investment trusts (REITs), and the Fund's gradual shift to more cyclical investments, such as

1. Source: Baseline.

2. Source: Standard & Poor's Micropal. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

Top 10 Industries
Franklin Growth and Income
Securities Fund
6/30/01

                                   % of Total
                                   Net Assets
---------------------------------------------

Finance                              15.7%
Communications                       10.5%
Consumer Non-Durables                 8.3%
Energy Minerals                       7.3%
Electronic Technology                 7.0%
Health Technology                     6.9%
Producer Manufacturing                6.9%
Consumer Durables                     5.0%
Technology Services                   4.4%
Utilities                             3.9%

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

                                                                           FGI-1

Top 10 Holdings
Franklin Growth and Income
Securities Fund
6/30/01

Company                       % of Total
Industry                      Net Assets
-----------------------------------------

Liberty Media Corp.             2.0%
Communications
SBC Communications Inc.         2.0%
Communications
Conoco Inc., B                  2.0%
Energy Minerals
Philip Morris Cos. Inc.         2.0%
Consumer Non-Durables
Freddie Mac                     1.9%
Finance
Fleet Boston Financial          1.9%
Corp.
Finance
Verizon Communications          1.8%
Communications
Washington Mutual Inc.          1.7%
Finance
R.J. Reynolds Tobacco           1.6%
Holdings Inc.
Consumer Non-Durables
Dow Chemical Co.                1.5%
Process Industries

consumer durables and basic materials toward the end of the reporting period aided performance. We maintain a value-oriented philosophy, utilizing a highly disciplined approach to investing. We seek to invest primarily in stocks selling at attractive prices according to measurements such as relative dividend yield, book value, revenues and normalized earnings. This generally entails investing in stocks that we believe are trading at temporarily depressed prices while collecting current, steady investment returns in the form of dividends, which can provide a cushion against possible price declines.

At the end of the period, financial stocks, including REITs and insurance, continued to represent the Fund's largest sector weighting. We added selectively to our banking exposure during the period by initiating positions in US Bancorp and Citigroup. Our focus in this sector is on banks with low price-to-earnings ratios that we believe will benefit most from lower interest rates and a recovering economy. One bright note in the industry was Wachovia Bank, which we bought in late 2000. During the period, Wachovia agreed to be acquired by First Union, which led to a gain in Wachovia's stock price. The Fund's insurance stocks performed especially well in 2000, but have yielded mixed results thus far in 2001. We trimmed some positions in recent months and sold Marsh McLennan after its stock reached our target valuation. In addition, we reduced our REIT positions, but remained overweighted to comparative indexes given what we see as the group's solid fundamentals and relatively high dividend yields.

Health care and consumer non-durables were important contributors to the Fund's performance during the period. In health care, we realized profits after stock prices rose for such companies as Abbott Labs, American Home Products, Baxter International, GlaxoSmithkline and Johnson & Johnson. The overall group's stocks subsequently declined during first quarter 2001, and we took advantage of the weakness to establish positions in such leading companies as Merck, Pharmacia and Schering-Plough. We also initiated positions in health care companies such as Ivax, Alpharma, Caremark and McKesson that should benefit from patents expiring for brand-name drugs. In our opinion, the group's valuations were relatively inexpensive given the companies' long-term earnings growth and consistency relative to the market. In consumer non-durables, we benefited from our overweighted allocation in tobacco relative to the Russell 3000 Value Index. Although we reduced our positions, we believe this industry is attractive given its strong earnings growth, low valuations and more favorable litigation

FGI-2
and political environment. We realized profits among food, beverage and consumer product holdings General Mills, PepsiCo and Procter & Gamble. This sector became a safe haven among investors during the technology sell-off, driving up valuations to the point where we felt they were no longer attractive. However, we initiated positions in market leaders Clorox, ConAgra, Coca-Cola and Liz Claiborne because we believe circumstances unique to each company presented investment opportunities during the period.

In 2001, we increased our investments in interest rate-sensitive sectors such as basic materials, consumer durables, process industries and producer manufacturing. Although our underweighting in these investments aided relative performance in 2000, we believe such companies will be among the first to respond to the Fed's interest rate cuts, and many of these companies' valuations were approaching historical lows at period-end. New positions include Black & Decker, Brunswick, Cooper Industries and General Motors. Conversely, we reduced our utilities positions during the period. Although utilities were among the stock market's best performers in 2000, we believed relative valuations were not as compelling as those of other industries, and we grew concerned that utilities will slow or reverse the deregulation process after the recent debacle in California.

Our telecommunications investments posted generally disappointing returns during the period largely due to weak revenue growth and increasing costs associated with infrastructure build-out. AT&T was one of the Fund's worst performing stocks in 2000; however, we added to the position late last year, and on an encouraging note, the stock has ranked among the Fund's top performers thus far in 2001. Although the telecommunications industry was experiencing a major shake-out, which may continue through much of 2001, we believe the market leaders' long-term growth potential remains excellent. In our opinion, demand for telecommunication services will accelerate in response to Internet and wireless growth, yet most of these companies were selling during the period at less than 20 times estimated earnings.

During the period, we added to our electronic technology and technology services holdings as we found opportunities. Historically, our investment weighting in this area has been modest. However, the growth stock sell-off indiscriminately ravaged many industry leaders, which then reached attractive valuation levels in our opinion. Recent new investments include Nokia, Hewlett-Packard, Compaq Computer

                                                                           FGI-3
and convertible securities of Sanmina, BEA Systems and Lattice Semiconductor. Convertible securities generally provide the Fund higher current income and lower volatility compared to common stocks, which is consistent with our investment strategy. At the end of the period, convertible securities represented 14.6% of the Fund's total net assets compared with 9.1% at the beginning.

In our opinion, financial markets were much more balanced at the end of the period compared with six months earlier. According to the Frank Russell Company, as of June 30, 2001, stocks comprising the Russell 3000 Value Index were selling at approximately 19 times earnings, in line with the historical average. Russell 3000 Growth Index stocks, which peaked at about 50 times earnings, were selling at what we consider a more reasonable 40 times earnings. Given an uncertain economic environment and a lack of earnings visibility for many companies, we believe selective stock picking will become increasingly important for the period ahead. Looking forward, we remain excited about investment prospects for above-average dividend-yielding value stocks. Dividends have historically been a significant contributor to long-term investment returns. Moreover, dividend income generally becomes a larger factor in challenging stock market environments because it provides an up-front return to investors, as well as some protection against volatility.

This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FGI-4

Performance Summary as of 6/30/01

Franklin Growth and Income Securities Fund -- Class 1 delivered a -0.10% cumulative total return for the six-month period ended 6/30/01. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.


Franklin Growth and Income Securities Fund -- Class 1
Periods ended 6/30/01

                                                                            Since
                                                                          inception
                                        1-Year      5-Year     10-Year    (1/24/89)
----------------------------------------------------------------------------------
Cumulative Total Return                +15.84%     +78.46%    +230.36%    +258.55%
Average Annual Total Return            +15.84%     +12.28%     +12.69%     +10.82%
Value of $10,000 Investment           $11,584     $17,846     $33,036     $35,855


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Franklin Growth and Income Securities Fund -- Class 1

-------------------------------------------------------------------------------
Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
-------------------------------------------------------------------------------

              Past performance does not guarantee future results.

                                                                           FGI-5

                   Franklin Growth and Income Securities Fund

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Franklin Growth and Income Securities Fund seeks capital appreciation, with current income as a secondary goal. The Fund invests primarily in common stocks offering above-market current dividend yields.
--------------------------------------------------------------------------------

The U.S business climate and Federal Reserve Board (Fed) policy during the six-month period ended June 30, 2001, experienced marked reversals from the previous reporting period. Following about two years of strong economic and corporate-profit growth accompanied by a series of six Fed interest rate increases, the corporate earnings picture rapidly deteriorated in late 2000. The Fed responded by embarking on an aggressive program in 2001 of easing short-term interest rates six times during the first half of the year. Many analysts anticipate further rate reductions in the near future to help reinvigorate the economy.

In comparing 2000 with 1999, earnings per share for companies comprising the Standard & Poor's 500 Composite Index declined 2% during the fourth quarter, down from an 11% increase during the third quarter. Earnings for the first half of 2001 were down more than 10% year-over-year, while third quarter estimates are expected to also remain in negative territory before a possible fourth quarter rebound./1/ Technology companies have been hardest hit primarily due to reduced capital spending plans for many corporations and overly optimistic analyst projections. Reflecting these trends, "old economy" value stocks benefited as many investors rotated out of growth stocks during much of the period under review. For example, the Russell 3000 Value Index, the Fund's benchmark, experienced a -0.34% return for the six months ended June 30, 2001, while the Russell 3000 Growth Index returned -13.24% for the same period./2/

The Fund outperformed its benchmark during the six months under review. An overweighting in defensive sectors such as utilities, consumer non-durable stocks and real estate investment trusts (REITs), and the Fund's gradual shift to more cyclical investments, such as

1. Source: Baseline.
2. Source: Standard & Poor's Micropal. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book and higher forecasted growth values. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

Top 10 Industries
Franklin Growth and Income
Securities Fund
6/30/01

                                                  % of Total
                                                  Net Assets
------------------------------------------------------------
Finance                                                15.7%
Communications                                         10.5%
Consumer Non-Durables                                   8.3%
Energy Minerals                                         7.3%
Electronic Technology                                   7.0%
Health Technology                                       6.9%
Producer Manufacturing                                  6.9%
Consumer Durables                                       5.0%
Technology Services                                     4.4%
Utilities                                               3.9%

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

                                                                           FGI-1

Top 10 Holdings
Franklin Growth and Income
Securities Fund
6/30/01

Company                                              % of Total
Industry                                             Net Assets
----------------------------------------------------------------

Liberty Media Corp.                                       2.0%
Communications

SBC Communications Inc.                                   2.0%
Communications

Conoco Inc., B                                            2.0%
Energy Minerals

Philip Morris Cos. Inc                                    2.0%
Consumer Non-Durables

Freddie Mac                                               1.9%
Finance

Fleet Boston Financial                                    1.9%
Corp.
Finance

Verizon Communications                                    1.8%
Communications

Washington Mutual Inc.                                    1.7%
Finance

R.J. Reynolds Tobacco                                     1.6%
Holdings Inc.
Consumer Non-Durables

Dow Chemical Co.                                          1.5%
Process Industries

consumer durables and basic materials toward the end of the reporting period aided performance. We maintain a value-oriented philosophy, utilizing a highly disciplined approach to investing. We seek to invest primarily in stocks selling at attractive prices according to measurements such as relative dividend yield, book value, revenues and normalized earnings. This generally entails investing in stocks that we believe are trading at temporarily depressed prices while collecting current, steady investment returns in the form of dividends, which can provide a cushion against possible price declines.

At the end of the period, financial stocks, including REITs and insurance, continued to represent the Fund's largest sector weighting. We added selectively to our banking exposure during the period by initiating positions in US Bancorp and Citigroup. Our focus in this sector is on banks with low price-to-earnings ratios that we believe will benefit most from lower interest rates and a recovering economy. One bright note in the industry was Wachovia Bank, which we bought in late 2000. During the period, Wachovia agreed to be acquired by First Union, which led to a gain in Wachovia's stock price. The Fund's insurance stocks performed especially well in 2000, but have yielded mixed results thus far in 2001. We trimmed some positions in recent months and sold Marsh McLennan after its stock reached our target valuation. In addition, we reduced our REIT positions, but remained overweighted to comparative indexes given what we see as the groups's solid fundamentals and relatively high dividend yields.

Health care and consumer non-durables were important contributors to the Fund's performance during the period. In health care, we realized profits after stock prices rose for such companies as Abbott Labs, American Home Products, Baxter International, GlaxoSmithkline and Johnson & Johnson. The overall group's stocks subsequently declined during first quarter 2001, and we took advantage of the weakness to establish positions in such leading companies as Merck, Pharmacia and Schering-Plough. We also initiated positions in health care companies suched as Ivax, Alpharma, Caremark and McKesson that should benefit from patents expiring for brand-name drugs. In our opinion, the group's valuations were relatively inexpensive given the companies' long-term earnings growth and consistency relative to the market. In consumer non-durables, we benefited from our overweighted allocation in tobacco relative to the Russell 3000 Value Index. Although we reduced our positions, we believe this industry is attractive given its strong earnings growth, low valuations and more favorable litigation

FGI-2
and political environment. We realized profits among food, beverage and consumer product holdings General Mills, PepsiCo and Procter & Gamble. This sector became a safe haven among investors during the technology sell-off, driving up valuations to the point where we felt they were no longer attractive. However, we initiated positions in market leaders Clorox, ConAgra, Coca-Cola and Liz Claiborne because we believe circumstances unique to each company presented investment opportunities during the period.

In 2001, we increased our investments in interest rate-sensitive sectors such as basic materials, consumer durables, process industries and producer manufacturing. Although our underweighting in these investments aided relative performance in 2000, we believe such companies will be among the first to respond to the Fed's interest rate cuts, and many of these companies' valuations were approaching historical lows at period-end. New positions include Black & Decker, Brunswick, Cooper Industries and General Motors. Conversely, we reduced our utilities positions during the period. Although utilities were among the stock market's best performers in 2000, we believed relative valuations were not as compelling as those of other industries, and we grew concerned that utilities will slow or reverse the deregulation process after the recent debacle in California.

Our telecommunications investments posted generally disappointing returns during the period largely due to weak revenue growth and increasing costs associated with infrastructure build-out. AT&T was one of the Fund's worst perfrming stocks in 2000; however, we added to the position late last year, and on an encouraging note, the stock has ranked among the Fund's top performers thus far in 2001. Although the telecommunications industry was experiencing a major shake-out, which may continue through much of 2001, we believe the market leaders' long-term growth potential remains excellent. In our opinion, demand for telecommunication services will accelerate in response to Internet and wireless growth, yet most of these companies were selling during the period at less than 20 times estimated earnings.

During the period, we added to our electronic technology and technology services holdings as we found opportunities. Historically, our investment weighting in this area has been modest. However, the growth stock sell-off indiscriminately ravaged may industry leaders, which then reached attractive valuation levels in our opinion. Recent new investments include Nokia, Hewlett-Packard, Compaq Computer

                                                                           FGI-3
and convertible securities of Sanmina, BEA Systems and Lattice Semiconductor. Convertible securities generally provide the Fund higher current income and lower volatility compared to common stocks, which is consistent with our investment strategy. At the end of the period, convertible securities represented 14.6% of the Fund's total net assets compared with 9.1% at the beginning.

In our opinion, financial markets were much more balanced at the end of the period compared with six months earlier. According to the Frank Russel Company, as of June 30, 2001, stocks comprising the Russell 3000 Value Index were selling at approximately 19 times earnings, in line with the historical average. Russell 3000 Growth Index stocks, which peaked at about 50 times earnings, were selling at what we consider a more reasonable 40 times earnings. Given an uncertain economic environment and a lack of earnings visibility for many companies, we believe selective stock picking will become increasingly important for the period ahead. Looking forward, we remain excited about investment prospects for above-average dividend-yielding value stocks. Dividends have historically been a significant contributor to long-term investment returns. Moreover, divdend income generally becomes a larger factor in challenging stock market environments because it provides an up-front return to investors, as well as some protection against volatility.



________________________________________________________________________________
This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001 the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
________________________________________________________________________________

FGI-4

Performance Summary as of 6/30/01

Franklin Growth and Income Securities Fund -- Class 2 delivered a -0.22% cumulative total return for the six-month period ended 6/30/01. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin Growth and Income Securities Fund -- Class 2*
Periods ended 6/30/01

                                                                           Since
                                                                         Inception
                                   1-Year        5-Year       10-Year    (1/24/89)
----------------------------------------------------------------------------------
Cumulative Total Return            +15.61%      +77.48%      +228.54%    +256.58%
Average Annual Total Return        +15.61%      +12.16%       +12.63%     +10.77%
Value of $10,000 Investment       $11,561      $17,748       $32,854     $35,658

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99. Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +16.52% and +6.36%.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Franklin Growth and Income Securities Fund Class 2

-------------------------------------------------------------------------------
Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
-------------------------------------------------------------------------------

              Past performance does not guarantee future results.

                                                                           FGI-5

Franklin Templeton Variable Insurance Products Trust

Franklin Growth and Income Securities Fund

Financial Highlights

                                                                                        Class 1
                                                      ------------------------------------------------------------------------------
                                                       Six Months Ended                  Year Ended December 31,
                                                         June 30, 2001   -----------------------------------------------------------
                                                          (unaudited)      2000       1999        1998         1997         1996
                                                      ------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ................     $   17.16      $  17.78   $  20.36   $    21.01   $    17.55   $    17.14
                                                      ------------------------------------------------------------------------------
Income from investment operations:
 Net investment income/a/ ...........................           .18           .45        .57          .69          .67          .62
 Net realized and unrealized gains (losses) .........          (.21)         2.26       (.16)         .99         4.05         1.64
                                                      ------------------------------------------------------------------------------
Total from investment operations ....................          (.03)         2.71        .41         1.68         4.72         2.26
                                                      ------------------------------------------------------------------------------
Less distributions from :
 Net investment income ..............................          (.05)        (1.17)      (.79)        (.69)       (.64)         (.41)
 Net realized gains .................................         (1.51)        (2.16)     (2.20)       (1.64)       (.62)        (1.44)
                                                      ------------------------------------------------------------------------------
Total distributions .................................         (1.56)        (3.33)     (2.99)       (2.33)      (1.26)        (1.85)
                                                      ------------------------------------------------------------------------------
Net asset value, end of period ......................     $   15.57      $  17.16   $  17.78   $    20.36   $    21.01   $    17.55
                                                      ==============================================================================

Total return/b/ .....................................          (.10)%       17.99%      1.10%        8.33%       27.74%       14.19%

Ratios/supplemental data
Net assets, end of period (000's) ...................     $ 735,173      $810,837   $964,553   $1,318,743   $1,338,476   $1,077,989
Ratios to average net assets:
 Expenses ...........................................           .50%/c/       .50%       .49%         .49%         .49%         .50%
 Net investment income ..............................          2.13%/c/      2.75%      2.94%        3.27%        3.53%        4.06%
Portfolio turnover rate .............................         54.58%        66.82%     39.80%       27.32%       36.71%       23.01%

/a/ Based on average shares outstanding effective year ended December 31, 1999. /b/ Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/ Annualized

FGI-6

Franklin Templeton Variable Insurance Products Trust

Franklin Growth and Income Securities Fund

Financial Highlights (continued)

                                                                            Class 2
                                                        ----------------------------------------------
                                                         Six Months Ended      Year Ended December 31,
                                                           June 30, 2001   ---------------------------
                                                            (unaudited)          2000          1999/d/
                                                        ----------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ................       $  17.13          $  17.73        $  20.71
                                                        ----------------------------------------------
Income from investment operations:

 Net investment income/a/ ...........................            .15               .40             .47
 Net realized and unrealized gains (losses) .........           (.20)             2.27            (.46)
                                                        ----------------------------------------------
Total from investment operations ....................           (.05)             2.67             .01
                                                        ----------------------------------------------
Less distributions from:
 Net investment income ..............................           (.05)            (1.11)           (.79)
 Net realized gains .................................          (1.51)            (2.16)          (2.20)
                                                        ----------------------------------------------
Total distributions .................................          (1.56)            (3.27)          (2.99)
                                                        ----------------------------------------------
Net asset value, end of period ......................       $  15.52          $  17.13        $  17.73
                                                        ==============================================
Total return/b/ .....................................           (.22)%           17.79%           (.86)%
Ratios/supplemental data
Net assets, end of period (000's) ...................       $  6,654          $  2,311        $    789
Ratios to average net assets:
 Expenses ...........................................            .75%/c/           .75%            .75%/c/
 Net investment income ..............................           1.84%/c/          2.46%           2.55%/c/
Portfolio turnover rate .............................          54.58%            66.82%          39.80%

/a/ Based on average shares outstanding.
/b/ Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/ Annualized
/d/ For the period January 6, 1999 (effective date) to December 31, 1999.

                       See notes to financial statements.

                                                                          FGI-7

Franklin Templeton Variable Insurance Products Trust

Franklin Growth and Income Securities Fund

Statement of Investments, June 30, 2001 (unaudited)

                                                    SHARES        VALUE
--------------------------------------------------------------------------
Common Stocks 80.1%
Commercial Services 2.5%
Equifax Inc. ..................................    225,000     $ 8,253,000
The McGraw-Hill Cos. Inc. .....................    154,000      10,187,100
                                                               -----------
                                                                18,440,100
                                                               -----------
Communications 6.9%
Alltel Corp. ..................................    135,000       8,270,100
AT&T Corp. ....................................    352,500       7,755,000
SBC Communications Inc. .......................    367,472      14,720,928
Sprint Corp. (FON Group) ......................    340,000       7,262,400
Verizon Communications ........................    249,922      13,370,827
                                                               -----------
                                                                51,379,255
                                                               -----------
Consumer Durables 5.0%
The Black & Decker Corp. ......................    230,000       9,075,800
Brunswick Corp. ...............................    254,900       6,125,247
General Motors Corp. ..........................    140,000       9,009,000
Mattel Inc. ...................................    310,000       5,865,200
Maytag Corp. ..................................    230,000       6,729,800
                                                               -----------
                                                                36,805,047
                                                               -----------
Consumer Non-Durables 8.3%
Clorox Co. ....................................    215,000       7,277,750
Coca-Cola Co. .................................    160,000       7,200,000
ConAgra Foods Inc. ............................    300,000       5,943,000
Liz Claiborne Inc. ............................    150,000       7,567,500
Philip Morris Cos. Inc. .......................    285,800      14,504,350
Procter & Gamble Co. ..........................    115,000       7,337,000
R.J. Reynolds Tobacco Holdings Inc. ...........    218,300      11,919,180
                                                               -----------
                                                                61,748,780
                                                               -----------
Consumer Services 1.9%
Dow Jones & Co. Inc. ..........................    140,000       8,359,400
Royal Caribbean Cruises Ltd. ..................    260,000       5,748,600
                                                               -----------
                                                                14,108,000
                                                               -----------
Distribution Services .6%
McKesson HBOC Inc. ............................    117,300       4,354,176
                                                               -----------
Electronic Technology 4.0%
Compaq Computer Corp. .........................    480,000       7,435,200
Diebold Inc. ..................................    274,500       8,825,175
Hewlett-Packard Co. ...........................    160,000       4,576,000
Nokia Corp., ADR (Finland) ....................    240,000       5,289,600
PerkinElmer Inc. ..............................    138,800       3,821,164
                                                               -----------
                                                                29,947,139
                                                               -----------
Energy Minerals 7.3%
BP PLC, ADR (United Kingdom) ..................    151,000       7,527,350
Chevron Corp. .................................     95,000       8,597,500
Conoco Inc., B ................................    505,830      14,618,487
Exxon Mobil Corp. .............................     96,572       8,435,564
Petroleo Brasileiro SA, ADR (Brazil) ..........    275,200       7,155,200
Texaco Inc. ...................................    121,400       8,085,240
                                                               -----------
                                                                54,419,341
                                                               -----------

FGI-8

Franklin Templeton Variable Insurance Products Trust

Franklin Growth and Income Securities Fund

Statement of Investments, June 30, 2001 (unaudited) (cont.)

                                                      SHARES         VALUE
-----------------------------------------------------------------------------
Common Stocks (cont.)
Finance 14.7%
A.G. Edwards Inc. ...............................    135,000     $  6,075,000
Bank of America Corp. ...........................    150,000        9,004,500
Citigroup Inc. ..................................    175,000        9,247,000
Fleet Boston Financial Corp. ....................    360,468       14,220,463
Freddie Mac .....................................    205,000       14,350,000
JP Morgan Chase & Co. ...........................    249,270       11,117,442
Lincoln National Corp. ..........................     73,400        3,798,450
St. Paul Cos. Inc. ..............................    153,400        7,775,846
U.S. Bancorp ....................................    480,000       10,939,200
Washington Mutual Inc. ..........................    341,500       12,823,324
Wells Fargo & Co. ...............................    198,000        9,193,140
                                                                 ------------
                                                                  108,544,365
                                                                 ------------
Health Services 1.2%
CIGNA Corp. .....................................     95,000        9,102,900
                                                                 ------------
Health Technology 5.2%
Bristol-Myers Squibb Co. ........................    170,000        8,891,000
ICN Pharmaceuticals Inc. ........................    170,000        5,392,400
Merck & Co. Inc. ................................    110,000        7,030,100
Pharmacia Corp. .................................    225,000       10,338,750
Schering-Plough Corp. ...........................    195,000        7,066,800
                                                                 ------------
                                                                   38,719,050
                                                                 ------------
Non-Energy Minerals 1.1%
Weyerhaeuser Co. ................................    148,000        8,135,560
                                                                 ------------
Process Industries 1.5%
Dow Chemical Co. ................................    338,900       11,268,425
                                                                 ------------
Producer Manufacturing 6.9%
Avery Dennison Corp. ............................    135,000        6,891,750
Cooper Industries Inc. ..........................    245,000        9,699,550
Emerson Electric Co. ............................    170,000       10,285,000
General Electric Co. ............................    122,100        5,952,375
Pitney Bowes Inc. ...............................    190,500        8,023,860
TRW Inc. ........................................    250,000       10,250,000
                                                                 ------------
                                                                   51,102,535
                                                                 ------------
Real Estate 3.8%
Equity Office Properties Trust ..................    295,000        9,330,850
Equity Residential Properties Trust .............    193,800       10,959,390
Glenborough Realty Trust Inc. ...................    400,000        7,720,000
                                                                 ------------
                                                                   28,010,240
                                                                 ------------
Retail Trade 3.0%
Intimate Brands Inc. ............................    430,000        6,480,100
May Department Stores Co. .......................    221,900        7,602,294
Nordstrom Inc. ..................................    415,000        7,698,250
                                                                 ------------
                                                                   21,780,644
                                                                 ------------
Technology Services 1.5%
Automatic Data Processing Inc. ..................    131,500        6,535,550
Computer Associates International Inc. ..........    130,000        4,680,000
                                                                 ------------
                                                                   11,215,550
                                                                 ------------
Transportation .8%
United Parcel Service Inc., B ...................    101,100        5,843,580
                                                                 ------------

                                                                          FGI-9

Franklin Templeton Variable Insurance Products Trust

Franklin Growth and Income Securities Fund

Statement of Investments, June 30, 2001 (unaudited)(cont.)

                                                                      SHARES           VALUE
-----------------------------------------------------------------------------------------------
Common Stocks (cont.)
Utilities 3.9%
Duke Energy Corp. .............................................       175,000      $  6,826,750
National Fuel Gas Co. .........................................       135,800         7,060,242
Reliant Energy Inc. ...........................................       179,000         5,765,590
TXU Corp. .....................................................        78,800         3,797,371
Vectren Corp. .................................................       270,000         5,589,000
                                                                                   ------------
                                                                                     29,038,953
                                                                                   ------------
Total Common Stocks (Cost $500,478,792)........................                     593,963,640
                                                                                   ------------
Convertible Preferred Stocks 5.2%
Consumer Services .5%
MediaOne Group Inc., 7.00%, cvt. pfd. .........................       151,000         4,061,900
                                                                                   ------------
Electronic Technology .5%
Raytheon Co., 8.25%, cvt. pfd. ................................        78,600         3,860,046
                                                                                   ------------
Finance 1.1%
MetLife Capital Trust I, 8.00%, cvt. pfd. .....................        80,000         7,780,000
                                                                                   ------------
Health Services 2.0%
Caremark RX Capital Trust I, 7.00%, cvt. pfd. .................        60,900         7,041,563
Express Scripts Exchange Trust, 7.00%, cvt. pfd. ..............        70,000         7,525,000
                                                                                   ------------
                                                                                     14,566,563
                                                                                   ------------
Technology Services 1.1%
Electronic Data Systems Corp., 7.625%, cvt. pfd. ..............       160,000         8,432,000
                                                                                   ------------
Total Convertible Preferred Stocks (Cost $32,766,366)..........                      38,700,509
                                                                                   ------------
                                                                     PRINCIPAL
                                                                      AMOUNT
                                                                     ---------
Convertible Bonds 9.4%
Communications 3.6%
Liberty Media Corp., cvt., 144A, 3.50%, 1/15/31 ...............    $8,300,000         6,702,250
Liberty Media Corp., cvt., 144A, 3.25%, 3/15/31 ...............     7,250,000         8,156,250
Nextel Communications Inc., cvt., 4.75%, 7/01/07 ..............     7,700,000         7,141,750
NTL Communications Corp., cvt., 144A, 6.75%, 5/15/08 ..........     7,500,000         4,612,500
                                                                                   ------------
                                                                                     26,612,750
                                                                                   ------------
Electronic Technology 2.4%
Lattice Semiconductor Co., cvt., 4.75%, 11/01/06 ..............     4,250,000         5,838,438
LSI Logic Corp., cvt., 4.25%, 3/15/04 .........................     1,880,000         2,599,100
Sanmina Corp., cvt., 4.25%, 5/01/04 ...........................     3,000,000         3,757,500
SCI Systems Inc., cvt., 3.00%, 3/15/07 ........................     7,500,000         6,018,750
                                                                                   ------------
                                                                                     18,213,788
                                                                                   ------------
Health Technology 1.7%
Alpharma Inc., cvt., 3.00%, 6/01/06 ...........................     4,900,000         5,206,250
Ivax Corp., cvt., 5.50%, 5/15/07 ..............................     5,000,000         7,181,250
                                                                                   ------------
                                                                                     12,387,500
                                                                                   ------------

FGI-10

Franklin Templeton Variable Insurance Products Trust

Franklin Growth and Income Securities Fund

Statement of Investments, June 30, 2001 (unaudited) (cont.)

                                                                                                      PRINCIPAL
                                                                                                       AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------
 Convertible Bonds (cont.)
 Technology Services 1.7%
 Affiliated Computer Services, cvt., sub. note, 4.00%, 3/15/05 ................................... $ 4,500,000   $  7,799,063
 BEA Systems Inc., cvt., 4.00%, 12/15/06 .........................................................   4,250,000      5,062,813
                                                                                                                 ------------
                                                                                                                   12,861,876
                                                                                                                 ------------
 Total Convertible Bonds (Cost $70,916,599) ......................................................                 70,075,914
                                                                                                                 ------------
 Total Long Term Investments (Cost $604,161,757)..................................................                702,740,063
 /a/Repurchase Agreement 5.2%                                                                                    ------------
 Joint Repurchase Agreement, 3.998%, 7/02/01, (Maturity Value $38,238,054) (Cost $38,225,319).....  38,225,319     38,225,319
  ABN AMRO Inc.
  Banc of America Securities LLC
  Barclays Capital Inc.
  Bear, Stearns & Co. Inc.
  BMO Nesbitt Burns Corp.
  BNP Paribas Securities Corp.
  Credit Suisse First Boston Corp.
  Dresdner Kleinwort Wasserstein Securities LLC
  Greenwich Capital Markets Inc.
  Lehman Brothers Inc.
  Morgan Stanley & Co. Inc.
  SG Cowen Securities Corp.
  UBS Warburg LLC
   Collateralized by U.S. Treasury Bills, Notes and Bonds, and U.S. Government Agency Securities
                                                                                                                 ------------
Total Investments (Cost $642,387,076) 99.9%.......................................................                740,965,382
 Other Assets, less Liabilities .1% ..............................................................                    861,318
                                                                                                                 ------------
 Net Assets 100.0% ...............................................................................               $741,826,700
                                                                                                                 ============



/a/Investment is through participation in a joint account with other funds managed by the investment adviser. At June 30, 2001, all repurchase agreements had been entered into on June 29, 2001.

                       See notes to financial statements.

                                                                          FG1-11

Franklin Templeton Variable Insurance Products Trust

Franklin Growth and Income Securities Fund

Financial Statements

Statement of Assets and Liabilities
June 30, 2001 (unaudited)

Assets:
 Investments in securities:
  Cost.................................................     $ 642,387,076
                                                            =============
  Value ...............................................       740,965,382
 Receivables:
  Investment securities sold...........................        13,162,215
  Capital shares sold..................................           282,614
  Dividends and interest...............................         2,289,509
                                                            -------------
   Total assets........................................       756,699,720
                                                            -------------
Liabilities:
 Payables:
  Investment securities purchased......................        13,685,472
  Capital shares redeemed..............................           833,434
  Affiliates...........................................           297,897
 Other liabilities.....................................            56,217
                                                            -------------
   Total liabilities...................................        14,873,020
                                                            -------------
    Net assets, at value...............................     $ 741,826,700
                                                            =============
Net assets consist of:
 Undistributed net investment income...................     $   8,286,484
 Net unrealized appreciation ..........................        98,578,306
 Accumulated net realized gain.........................        60,327,815
 Capital shares........................................       574,634,095
                                                            -------------
    Net assets, at value...............................     $ 741,826,700
                                                            =============
Class 1:
 Net assets, at value..................................     $ 735,172,714
                                                            =============
 Shares outstanding....................................        47,204,369
                                                            =============
 Net asset value and offering price per share..........     $       15.57
                                                            =============
Class 2:
 Net assets, at value..................................     $   6,653,986
                                                            =============
 Shares outstanding....................................           428,625
                                                            =============
 Net asset value and offering price per share..........     $       15.52
                                                            =============

                       See notes to financial statements.

FGI-12

Franklin Templeton Variable Insurance Products Trust

Franklin Growth and Income Securities Fund

Financial Statements (continued)

Statement of Operations
for the six months ended June 30, 2001 (unaudited)

Investment income: ...........................................
 (net of foreign taxes of $53,814)
 Dividends ...................................................    $   8,729,502
 Interest ....................................................        1,347,755
                                                                  -------------
  Total investment income ....................................       10,077,257
                                                                  -------------
Expenses:
 Management fees (Note 3) ....................................        1,836,444
 Distribution fees - Class 2 (Note 3) ........................            4,472
 Transfer agent fees .........................................            4,427
 Custodian fees ..............................................            4,019
 Reports to shareholders .....................................           23,794
 Professional fees ...........................................           25,950
 Trustees' fees and expenses .................................            4,218
 Other .......................................................            3,331
                                                                  -------------
  Total expenses .............................................        1,906,655
                                                                  -------------
   Net investment income .....................................        8,170,602
                                                                  -------------
Realized and unrealized gains (losses):

 Net realized gain from investments ..........................       62,406,538
 Net unrealized depreciation on investments ..................      (72,183,318)
                                                                  -------------
Net realized and unrealized loss .............................       (9,776,780)
                                                                  -------------
Net decrease in net assets resulting from operations .........    $  (1,606,178)
                                                                  =============

                       See notes to financial statements.
                                                                          FGI-13

Franklin Templeton Variable Insurance Products Trust

Franklin Growth and Income Securities Fund

Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended June 30, 2001 (unaudited) and the year ended December 31, 2000

                                                                         Six Months Ended        Year Ended
                                                                           June 30, 2001      December 31, 2000
                                                                         --------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..............................................     $  8,170,602         $  22,698,592
  Net realized gain from investments .................................       62,406,538            65,004,861
  Net unrealized appreciation (depreciation) on investments ..........      (72,183,318)           41,326,108
                                                                           ----------------------------------
   Net increase (decrease) in net assets resulting from operations ...       (1,606,178)          129,029,561
 Distributions to shareholders from:
  Net investment income:
   Class 1 ...........................................................       (2,210,457)          (54,369,619)
   Class 2 ...........................................................          (15,510)              (77,721)
  Net realized gains:
   Class 1 ...........................................................      (65,292,798)         (101,076,618)
   Class 2 ...........................................................         (458,094)             (107,929)
                                                                           ----------------------------------
 Total distributions to shareholders .................................      (67,976,859)         (155,631,887)
 Capital share transactions: (Note 2)
   Class 1 ...........................................................       (6,523,487)         (127,004,637)
   Class 2 ...........................................................        4,785,402             1,412,883
                                                                           ----------------------------------
 Total capital share transactions ....................................       (1,738,085)         (125,591,754)
   Net decrease in net assets ........................................      (71,321,122)         (152,194,080)
Net assets:
 Beginning of period .................................................      813,147,822           965,341,902
                                                                           ----------------------------------
 End of period .......................................................     $741,826,700         $ 813,147,822
                                                                           ==================================
Undistributed net investment income included in net assets:

 End of period .......................................................     $  8,286,484         $   2,572,579
                                                                           ==================================



                       See notes to financial statements.

FGI-14

Franklin Templeton Variable Insurance Products Trust

Franklin Growth and Income Securities Fund

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-seven series (the Funds). Franklin Growth and Income Securities Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2001, over 99% of the Fund's shares were sold through one insurance company. The Fund's investment objective is growth and income.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

                                                                          FGI-15

Franklin Templeton Variable Insurance Products Trust

Franklin Growth and Income Securities Fund

Notes to Financial Statements (unaudited) (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

f. Audit Guide

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize all premium and discount on fixed-income securities. Such amortization is included in net investment income but did not impact the net assets or the distributions of the Fund. Prior to January 1, 2001, premiums on fixed-income securities were included in realized gains and losses. The cumulative effect of this accounting change resulted in a reduction of $230,730 in the recorded cost of investments and a corresponding increase in net unrealized appreciation.

The effect of this change for the period ended June 30, 2001 was to decrease net investment income by $759,416, increase unrealized gains by $629,706, and increase realized gains by $129,710. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At June 30, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                           Six Months Ended                   Year Ended
                                                             June 30, 2001                 December 31, 2000
                                                      -------------------------------------------------------------
                                                         Shares          Amount          Shares         Amount
Class 1 Shares:                                       -------------------------------------------------------------
Shares sold .......................................       982,533    $ 16,696,843       1,518,599    $  25,150,863
Shares issued in reinvestment of distributions ....     4,371,972      67,503,255      10,162,304      155,446,238
Shares redeemed ...................................    (5,392,831)    (90,723,585)    (18,696,840)    (307,601,738)
                                                      -------------------------------------------------------------
Net decrease ......................................       (38,326)   $ (6,523,487)     (7,015,937)   $(127,004,637)
                                                      =============================================================
Class 2 Shares:
Shares sold .......................................       853,400    $ 14,304,303         614,056    $   9,922,915
Shares issued in reinvestment of distributions ....        30,753         473,604          12,076          185,650
Shares redeemed ...................................      (590,442)     (9,992,505)       (535,743)      (8,695,682)
                                                      -------------------------------------------------------------
Net increase ......................................       293,711    $  4,785,402          90,389    $   1,412,883
                                                      =============================================================

FGI-16

Franklin Templeton Variable Insurance Products Trust

Franklin Growth and Income Securities Fund

Notes to Financial Statements (unaudited) (continued)


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

       Entity                                                           Affiliation
       ----------------------------------------------------------------------------------------
       Franklin Templeton Services, LLC (FT Services)                   Administrative manager
       Franklin Advisers, Inc. (Advisers)                               Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)             Principal underwriter
       Franklin/Templeton Investor Services, LLC (Investor Services)    Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

       Annualized Fee Rate   Daily Net Assets
       -------------------------------------------------------------------------
               .625%         First $100 million
               .50%          Over $100 million, up to and including $250 million
               .45%          Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales, bond discounts and premiums.

At June 30, 2001, the net unrealized appreciation based on the cost of investments for income tax purposes of $643,426,402 was as follows:

                Unrealized appreciation .......   $123,068,119
                Unrealized depreciation .......    (25,529,139)
                                                  ------------
                Net unrealized appreciation ...   $ 97,538,980
                                                  ============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2001 aggregated $399,904,472 and $463,404,824, respectively.

6. CREDIT RISK

The Fund has 5.6% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. For information as to specific securities, see the accompanying Statement of Investments.

                                                                          FGI-17

               PROXY CARD (For Participating Insurance Companies)
                   Franklin Natural Resources Securities Fund

                  Special Meeting of Shareholders To Be Held On
                                February 26, 2002

By signing and dating the lower portion of this card you authorize the proxies to vote your shares as marked below.

This proxy is solicited by the Board of Trustees of Franklin Templeton Variable Insurance Products Trust (the Trust), on behalf of its series Franklin Natural Resources Securities Fund (Natural Resources). The undersigned appoints Murray
L. Simpson, Harmon E. Burns, Karen L. Skidmore and Joan E. Boros, with full power of substitution, to vote all the shares of Natural Resources attributable to him or her at the special meeting of shareholders (Meeting) to be held at One Franklin Parkway at 10:30 a.m. Pacific time on February 26, 2002, or an adjournment of the Meeting, as follows:

             Please vote by filling in the appropriate boxes below.

Proposal 1   To approve a Plan of Reorganization involving Natural
             Resources and Franklin Growth and Income Securities Fund
             (Growth and Income), another series of the Trust, under which the following will occur:

             . The acquisition of the assets of Natural Resources by Growth and
               Income in exchange for shares of Growth and Income.
             . The distribution of such shares to the shareholders of Natural
               Resources
             . The dissolution of Natural Resources.

             This is described more fully in the Prospectus and Proxy Statement.

             For     [ ]        Against    [ ]         Abstain      [ ]

Other Business To vote upon any other business which may be legally presented at the Meeting or any adjournment.

             Grant   [ ]        Withhold   [ ]

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS VOTING IN FAVOR OF THE PROPOSAL AND GRANTING AUTHORITY TO THE PROXY HOLDERS TO VOTE ON OTHER BUSINESS.

SIGN HERE:_________________________________________         DATE:______________


PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE PROMPTLY.

                       STATEMENT OF ADDITIONAL INFORMATION
                             Dated January 16, 2002

                          Acquisition of the Assets of
                   FRANKLIN NATURAL RESOURCES SECURITIES FUND
                        By and in Exchange for Shares of
                   FRANKLIN GROWTH AND INCOME SECURITIES FUND

     (Both funds (Funds) are series of Franklin Templeton Variable Insurance
       Products Trust (Trust) an open-end management investment company.)

         This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Prospectus and Proxy Statement dated January 16, 2002 for the special meeting of the holders of beneficial interest of $0.01 par value shares of Franklin Natural Resources Securities Fund (Natural Resources), a diversified series of the Trust. The meeting is to be held on February 26, 2002.

         The Prospectus and Proxy Statement describes certain transactions contemplated by the proposed combination of Natural Resources with Franklin Growth and Income Securities Fund (Growth and Income) pursuant to the terms of the Plan of Reorganization (Plan). Under the Plan, Growth and Income will acquire all the assets and assume all the liabilities of Natural Resources and issue in exchange Class 1 or Class 2 shares of Growth and Income equal in value to the Class 1 or Class 2 shares of Natural Resources. Natural Resources would immediately redeem all of its outstanding shares by distributing the Growth and Income shares to the insurance company separate accounts which hold its shares, and thereafter be dissolved. As a result, the separate accounts will cease to own shares of Natural Resources and will instead own shares of Class 1 or Class 2 of Growth and Income having an aggregate net asset value equal to all Class 1 and Class 2 shares of Natural Resources at the time of the Transaction. Natural Resources and Franklin Templeton Distributors, Inc., the principal underwriter of the Trust, have agreed to each pay one-half of the expenses incurred in connection with the Plan.

                              FINANCIAL STATEMENTS

A. The following audited historical financial statements and footnotes thereto of Natural Resources and Growth and Income, together with the report of independent auditors thereon, are incorporated herein by reference from the Trust's Annual Report to Shareholders for the year ended December 30, 2000:

     (1)  Financial Highlights for each of the Funds;
     (2) Statement of Investments for each of the Funds as of December 31, 2000;
     (3) Statement of Assets and Liabilities for each of the Funds as of December 31, 2000;
     (4)  Statement of Operations for each of the Funds as of December 31, 2000;
     (5) Statement of Changes in Net Assets for each of the Funds for the years ended December 31, 2000 and 1999; and
     (6)  Notes to Financial Statements.

B. The following unaudited historical financial statements and footnotes thereto of Natural Resources and the Growth and Income are incorporated herein by reference from the Trust's Semi- Annual Report to Shareholders for the period ended June 30, 2001:

     (1)  Financial Highlights for each of the Funds (unaudited);
     (2) Statement of Investments for each of the Funds as of June 30, 2001 (unaudited);
     (3) Statement of Assets and Liabilities for each of the Funds as of June 30, 2001 (unaudited);
     (4) Statement of Operations for each of the Funds for the six months ended June 30, 2001 (unaudited);
     (5) Statement of Changes in Net Assets for each of the Funds for the six months ended June 30, 2001 (unaudited) and for the fiscal year ended December 31, 2000; and
     (6)  Notes to Financial Statements.

                                OTHER INFORMATION

          The information otherwise required to be set forth in this SAI is included in the Funds' Prospectuses, both dated May 1, 2001, and Statement of Additional Information of the Trust, dated May 1, 2001, and in the Funds' Annual Reports to Shareholders for the year ended December 31, 2001 and Semi-Annual Reports to Shareholders for the period ended June 30, 2001, all of which are incorporated herein by reference.

FRANKLIN TEMPLETON
VARIABLE INSURANCE
PRODUCTS TRUST
CLASS 1 & 2
STATEMENT OF ADDITIONAL INFORMATION
May 1, 2001

[GRAPHIC OMITTED]
777 Mariners Island Blvd., P.O. Box 7777
San Mateo CA  94403-7777 1/800 342-3863
--------------------------------------------------------------------------------

Franklin Templeton Variable Insurance Products Trust (Trust) consists of 27 series (Fund or Funds). Each Fund offers Class 1 and Class 2 shares, which are generally available only to insurance companies for use as investment options in variable annuity or variable life insurance contracts.

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectuses. The Funds' prospectuses, dated May 1, 2001, which we may amend from time to time, contain the basic information you should know before investing in the Funds. You should read this SAI together with the Funds' prospectuses.

The audited financial statements and auditor's report in the Franklin Templeton Variable Insurance Products Trust Annual Report to Shareholders, for the fiscal year ended December 31, 2000 are incorporated by reference (are legally a part of this SAI)

To obtain a free additional copy of a prospectus for Class 1 or Class 2, or an annual report, please call Franklin Templeton at 1-800/342-3863, or your insurance company.

Contents
Introduction....................................................................
The Funds - Goals and Strategies
         Franklin Aggressive Growth Securities Fund.............................
         Franklin Global Communications Securities Fund.........................
         Franklin Global Health Care Securities Fund............................
         Franklin Growth and Income Securities Fund.............................
         Franklin High Income Fund..............................................
         Franklin Income Securities Fund........................................
         Franklin Large Cap Growth Securities Fund..............................
         Franklin Money Market Fund.............................................
         Franklin Natural Resources Securities Fund.............................
         Franklin Real Estate Fund..............................................
         Franklin Rising Dividends Securities Fund..............................
         Franklin S&P 500 Index Fund............................................
         Franklin Small Cap Fund................................................
         Franklin Strategic Income Securities Fund..............................
         Franklin Technology Securities Fund....................................
         Franklin U.S. Government Fund..........................................
         Franklin Value Securities Fund.........................................
         Franklin Zero Coupon Funds 2005, and 2010..............................
         Mutual Discovery Securities Fund.......................................
         Mutual Shares Securities Fund..........................................
         Templeton Asset Strategy Fund..........................................
         Templeton Developing Markets Securities Fund...........................
         Templeton Global Income Securities Fund................................
         Templeton Growth Securities Fund.......................................
         Templeton International Securities Fund................................
         Templeton International Smaller Companies Fund.........................
Securities, Investment Techniques and their Risks...............................
 Common to More Than One Fund...................................................
Non-Fundamental Policies........................................................
Fundamental Investment Restrictions.............................................

Officers and Trustees...........................................................
Management and Other Services...................................................
Portfolio Transactions..........................................................
Distributions and Taxes.........................................................
Organization, Voting Rights and Principal Holders...............................
Pricing Shares..................................................................
The Underwriter.................................................................
Performance.....................................................................
Miscellaneous Information.......................................................
Description of Bond Ratings.....................................................


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Mutual funds, annuities, and other investment products:
 .        are not insured by the Federal Deposit Insurance Corporation, the
         Federal Reserve Board, or any other agency of the U.S. government;
 .        are not deposits or obligations of, or guaranteed or endorsed by, any bank;
 .        are subject to investment risks, including the possible loss of principal.
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Introduction

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The information provided with respect to each Fund is in addition to that set out in the Fund's prospectus.

In addition to the investments and strategies primarily undertaken by each Fund as described in the prospectuses, the Funds may, to a lesser extent, also invest in other types of securities and engage in and pursue other investment strategies, which are described in this SAI. Each type of investment and investment strategy mentioned with respect to each Fund is discussed in greater detail in the Section entitled "Securities, Investment Techniques and their Risks Common to More than One Fund," which appears after "The Funds - Goals and Strategies" Section.

Generally, the policies and restrictions discussed in this SAI and in the prospectuses apply when a Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of a Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation. If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while maximizing the return to shareholders.

Various adjectives or phrases, rather than percentages, may be used to describe certain limitations related to the Funds' investment policies and strategies. Typically, these adjectives and phrases are broadly identified with the following percentages:

         small portion              generally from 10% to 15%
         significant                generally from 25% to 30%
         substantial                generally from 35% to 45%
         primarily                  generally from 55% to 65%
         predominantly              generally from 75% to 85%

Each Fund is also subject to various Fundamental Investment Restrictions which are described in further detail in the Section entitled "Fundamental Investment Restrictions." Fundamental Investment Restrictions may only be changed with the approval of the lesser of (1) more than 50% of the Fund's outstanding shares or
(2) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy.

The Funds - Goals and Strategies

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Franklin Aggressive Growth Securities Fund
(Aggressive Growth Fund)

The Fund's investment goal is capital appreciation. This goal is fundamental, which means it may not be changed without shareholder approval.

Other Investments and Strategies

 .        Convertible securities Although the Fund may invest in convertible securities without limit, it currently intends to limit these investments to no more than 5% of its net assets. The Fund intends to invest in liquid convertible securities but there can be no assurance that it will always be able to do so.

 .        Foreign securities Although the Fund may invest in foreign securities, it intends to limit such investments to 10% of its total assets.

 .        The Fund also may:


         .        write covered put and call options, and purchase put and call options, on securities or financial indices. The Fund will only buy options if the premiums paid for such options total
                  5% or less of its net assets;
         .        purchase and sell futures contracts or related options with respect to securities, indices, and currencies. The Fund will not enter into a futures contract if the amounts paid for its open contracts, including required initial deposits, would exceed 5% of its net assets;
         .        invest in illiquid securities up to 15% of its net assets;
         .        lend its portfolio securities up to 33 1/3% of the value of its total assets;
         .        borrow up to 33 1/3% of the value of its assets; and
         .        enter into repurchase and reverse repurchase agreements.

The Fund is subject to Fundamental Investment Restrictions 1.1, 2.3, 3.1, 4.1, 7.1, 10.3 and 18.

Franklin Global Communications Securities Fund
(Global Communications Fund)

Before November 15, 1999, the Fund's name was "Franklin Global Utilities Securities Fund," and before May 1, 1998, the Fund's name was "Utility Equity Fund."

The Fund's investment goals are capital appreciation and current income. These goals are fundamental, which means they may not be changed without shareholder approval.

The Fund currently expects to invest in common stocks that the manager expects to pay dividends. At the present time, many of the securities of the global communications companies in which the Fund invests do not pay dividends.

Other Investments and Strategies

 .        Utilities companies Utility companies in the U.S. and in non-U.S.
         countries have generally been subject to substantial government regulation. Major changes in government policies, ranging from increased regulation or expropriation to deregulation, privatization or increased competition, may dramatically increase or reduce opportunities for these companies. For example, while certain companies may develop more profitable opportunities, others may be forced to defend their core businesses and may be less profitable. Utility company stocks often pay relatively high dividends, so they are particularly sensitive to interest rate movements. Therefore, like bonds, their stock prices may rise as interest rates fall or fall as interest rates rise.

 .        Electric utilities companies Electric utility companies have historically been subject to price regulation; risks associated with high interest costs on borrowings or reduced ability to borrow; restrictions on operations and increased costs due to environmental and safety regulations; regulators disallowing these higher costs in rate authorizations; difficulties in obtaining fuel for electric generation at reasonable prices; risks associated with the operation of nuclear power plants; and the effects of energy conservation and other factors affecting the level of demand for services.


 .        Gas and water companies The utility companies in which the Fund may invest include gas transmission and distribution companies and companies in the water supply industry. Like electric utility companies, gas transmission and distribution companies continue to undergo significant changes. Many companies have diversified into oil and gas exploration and development. This makes returns more sensitive to energy prices. The water supply industry is highly fragmented due to local ownership. Water supply company securities are often thinly traded and their markets are less liquid than other utility securities.

 .        Foreign securities The Fund will normally invest at least 65% of its assets in issuers located in at least three different countries. As a non-fundamental policy, the Fund will limit its investments in securities of Russian issuers to 5% of assets.

 .        Debt securities The Fund may invest up to 5% of its assets in debt securities, including convertible bonds issued by public utility issuers. These debt securities may be rated Ba or lower by Moody's Investors Service (Moody's) or BB or lower by Standard & Poor's Corporation (S&P(R)) or unrated securities that the manager determines are of comparable quality.

 .        Convertible securities The Fund currently intends to invest no more than 5% of its assets in preferred stocks or convertible preferred stocks issued by public utility issuers. Subject to these limits, the Fund may invest up to 5% of its assets in enhanced convertible securities.

 .        The Fund also may:


         .        write covered call options;
         .        lend its portfolio securities up to 30% of its assets;
         .        borrow up to 5% of the value of its total assets, except from banks for temporary or emergency purposes, and not for direct investments in securities; and
         .        enter into repurchase transactions.

The Fund is subject to Fundamental Investment Restrictions 1, 2, 3, 4, 5, 6, 8, 9, 10, 11, 12, 13, 14 and 15.

Franklin Global Health Care Securities Fund
(Global Health Care Fund)

The Fund's investment goal is capital appreciation. This goal is fundamental, which means it may not be changed without shareholder approval.

Other Considerations

Health care companies are those that, based on their most recently reported fiscal year, (i) derived at least 50% of their earnings or revenues from health care activities, or (ii) have devoted at least 50% of their assets to health care activities.

Often major developments in health care come from foreign companies. Therefore, in the opinion of the manager, a portfolio of global health care company securities may provide greater potential for investment participation in present and future opportunities than may be present in domestic health care related industries. The manager also believes that U.S. health care companies may be subject to increasing regulation and government control. By investing in foreign, as well as U.S. health care companies, the manager believes that the Fund will be able to lessen the impact of U.S. government regulation on its portfolio. By investing in multiple countries, the risk of a single government's actions on the portfolio also may be reduced.

The Fund will mix its investments globally by investing at least 70% of its assets in securities of issuers located in at least three different countries, one of which may be the U.S. The Fund does not currently intend to invest more than 10% of its assets in securities of emerging markets. The Fund will not invest more than 40% of its net assets in any one country, other than the U.S. From time to time, the Fund may invest a significant portion of its assets in securities of U.S. issuers, the prices of which may fluctuate independently from comparable foreign securities. As a global fund, it may invest in securities issued in any currency, including multinational currency units such as the Euro or European Currency Unit, and may hold currency. As a non-fundamental policy, the Fund will limit its investments in securities of Russian issuers to 5% of its assets.

Other Investments and Strategies

 . Convertible securities The Fund may invest up to 10% of its assets in convertible securities.

 .        Debt securities Depending upon current market conditions, the Fund may invest up to 30% of its assets in debt securities issued by U.S. and non-U.S. corporations and governments. The Fund will invest in debt securities rated B or above by Moody's or S&P(R), or in unrated securities of similar quality and, in any event, does not currently expect investments in such lower rated debt securities to exceed 5% of the Fund's assets. Securities rated below BBB are considered to be below investment grade.

 .        The Fund also may:

         .        engage in short sale transactions, in which the Fund sells a security it does not own to a purchaser at a specified price;
         .        write covered put and call options on securities or financial indices;
         .        purchase put and call options on securities or financial
                  indices;
         .        purchase and sell futures contracts or related options with respect to securities, indices and currencies;
         .        invest in restricted or illiquid securities;
         .        lend portfolio securities up to 33 1/3% of its assets; o
                  borrow up to 33 1/3% of the value of its assets from banks;
         .        enter into repurchase or reverse repurchase agreements; and
         .        enter into foreign currency exchange contracts.

The Fund is subject to Fundamental Investment Restrictions 2.1, 3, 4, 5.1, 6, 9.2, 10.1, 11, 13 and 15.

Franklin Growth and Income Securities Fund
(Growth and Income Fund)

The Fund's principal investment goal is capital appreciation. Its secondary goal is current income. These goals are fundamental, which means they may not be changed without shareholder approval.

Other Investments and Strategies

 .        Foreign Securities. The Fund may invest up to 30% of its total assets in foreign securities, including those in emerging markets, but currently intends to limit such investments to 10%.

 .        The Fund also may:


         .        purchase enhanced convertible securities;
         .        purchase American Depositary Receipts;
         .        write covered call and put options;
         .        purchase call and put options on securities and indices of securities, including "forward conversion" transactions;
         .        lend its portfolio securities up to 30% of its assets;
         .        borrow up to 5% of the value of its total assets, except from banks for temporary or emergency purposes, and not for direct investments in securities; and
         .        enter into repurchase transactions.

The Fund is subject to Fundamental Investment Restrictions 1, 2, 3, 4, 5, 6, 7, 8.1, 9.1, 10, 11, 12, 13, 14 and 15.

Franklin High Income Fund
(High Income Fund)

The Fund's principal investment goal is to earn a high level of current income. Its secondary goal is capital appreciation. These goals are fundamental, which means they may not be changed without shareholder approval.

Other Considerations

The Fund does not intend to invest more than 5%, at the time of purchase, in securities in the lowest rating categories, i.e., rated below Caa by Moody's or CCC by S&P(R) or unrated securities that the manager determines are of comparable quality. The Fund also may buy lower-rated zero-coupon, deferred interest and pay-in-kind securities. The Fund may occasionally participate on creditors' committees for issuers of defaulted debt. If it does, the Fund is generally restricted from selling those securities to anyone other than another member of the creditors' committee, which restricts the liquidity of the holding.

Ratings assigned by the rating agencies are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of the rating. Credit quality in the high yield debt market, however, can change suddenly and unexpectedly, and credit ratings may not reflect the issuer's current financial condition. For these reasons, the manager does not rely principally on the ratings assigned by rating agencies, but performs its own independent investment analysis of securities being considered for the Fund's portfolio.

Other Investments and Strategies

 .        The Fund also may:


         .        acquire loan participations;
         .        purchase debt securities on a "when-issued" basis;
         .        write covered call options;
         .        lend its portfolio securities up to 30% of its assets;
         .        borrow up to 5% of the value of its total assets, except from banks for temporary or emergency purposes, and not for direct investments in securities; and
         .        enter into repurchase agreements and forward currency exchange contracts, participate in interest rate swaps, invest in restricted securities, and invest in trade claims.

The Fund is subject to Fundamental Investment Restrictions 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 and 15.

Franklin Income Securities Fund
(Income Securities Fund)

The Fund's investment goal is to maximize income while maintaining prospects for capital appreciation. This goal is fundamental, which means it may not be changed without shareholder approval.

Other Considerations

The Fund's investments may include zero coupon, deferred interest or pay-in-kind bonds, or preferred stocks. Because the manager has the discretion to choose the percentage of assets that can be invested in a particular type of security as market conditions change, the Fund's portfolio may be entirely invested in debt securities or, conversely, in common stocks.

Other Investments and Strategies

Other Debt Securities The Fund currently does not intend to invest in defaulted debt securities, or more than 5% of its assets in loan participations and other related direct or indirect bank securities. The Fund may invest up to 5% of its assets in trade claims. Both loan participations and trade claims carry a high degree of risk. The Fund does not intend to invest more than 5% of its assets in enhanced convertible securities.

 .        The Fund also may:


         .        lend its portfolio securities up to 30% of its assets;
         .        borrow up to 5% of the value of its total assets, except from banks for temporary or emergency purposes, and not for direct investments in securities;
         .        enter into repurchase transactions;
         .        purchase securities on a "when-issued" or "delayed-delivery"
                  basis; and
         .        write covered call options on securities.

The Fund is subject to Fundamental Investment Restrictions 1, 2, 3, 4, 5, 6, 7, 8, 9.1, 10, 11, 12, 13, 14 and 15.

Franklin Large Cap Growth Securities Fund
(Large Cap Fund)

Before December 15, 1999, the Fund's name was the Franklin Capital Growth Fund.

The Fund's investment goal is capital appreciation. Current income is only a secondary consideration in selecting portfolio securities. This goal is fundamental, which means it may not be changed without shareholder approval.

Other Considerations

Some of the Fund's investments in large-cap companies may yield little or no current income. The Fund's assets may be invested in shares of common stock traded on any national securities exchange or over-the-counter, and in convertible securities including convertible preferred stocks.


Health care companies The Fund may, at times, have significant investments in securities of health care companies. Because the activities of health care companies may be heavily dependent on federal and state government funding, the profitability of these companies could be adversely affected if that funding is reduced or discontinued. Stocks of these companies also may be affected by government policies on health care reimbursements, regulatory approval for new drugs and medical instruments, or legislative reform of the health care system. Health care companies are also subject to the risks of product liability lawsuits and the risk that their products and services may become obsolete.

Financial services companies The Fund also may invest in financial services companies. Financial services companies are subject to extensive government regulation of the amount and types of loans and other financial commitments they can make, and of the interest rates and fees they can charge. These limitations can have a significant impact on a financial services company's profitability because its profitability is affected by its ability to make financial commitments such as loans. In addition, changing regulations, continuing consolidations, and development of new products and structures are all likely to have a significant impact on the financial services industry.

Other Investments and Strategies

 .        Debt securities including lower rated securities To the extent the Fund invests in debt securities and convertible debt securities, it does not intend to invest more than 5% in those rated Ba or lower by Moody's or BB or lower by S&P(R) or unrated securities that the manager determines are of comparable quality.

 .        Foreign securities The Fund may invest up to 25% of it total assets in foreign securities, including those in emerging markets. The Fund will limit its investments in emerging markets to less than 5% of its total assets.

 .        The Fund also may:


         .        write covered call options;
         .        purchase put options on securities;
         .        lend its portfolio securities up to 30% of its assets;
         .        borrow up to 5% of the value of its total assets, except from banks for temporary or emergency purposes, and not for direct investments in securities;
         .        enter into repurchase transactions; and
         .        invest in restricted or illiquid securities.

The Fund is subject to Fundamental Investment Restrictions 1, 2, 3, 4, 5, 6, 7, 8.1, 9, 10, 11, 13, 14 and 15.

Franklin Money Market Fund
(Money Fund)

The Fund's investment goal is high current income, consistent with liquidity and capital preservation. This goal is fundamental, which means it may not be changed without shareholder approval. The Fund also seeks to maintain a stable share price of $1.00.

Other Considerations

If the disposition of a portfolio security results in a dollar-weighted average portfolio maturity in excess of 90 days, the Fund will invest its available assets so that it reduces its dollar-weighted average portfolio maturity to 90 days or less as soon as is reasonably practicable.

Although the Fund may invest up to 5% of assets in securities rated in the second highest category (or unrated securities the manager determines are comparable), it generally invests in securities rated in the highest category. The Fund may, at times, hold a small portion of its assets in asset-backed securities, typically commercial paper backed by loans or accounts receivable of an entity or number of different entities, such as banks or credit card companies.

The Fund may invest in obligations of U.S. branches of foreign banks, which are considered domestic banks. The Fund will only make these investments if the branches have a federal or state charter to do business in the U.S. and are subject to U.S. regulatory authorities. The Fund also may invest in time deposits, which are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. The Fund may invest up to 10% of its assets in time deposits with maturities in excess of seven calendar days.

Financial services companies Financial services companies such as banks are highly dependent on the supply of short-term financing. The value of securities issued by financial services companies can be sensitive to changes in government regulation and interest rates and to economic downturns in the U.S. and overseas.

Other Investments

 .        obligations, with fixed, floating or variable interest rates, issued or guaranteed by U.S. banks with assets of at least one billion dollars, bank notes, loan participation interests and time deposits;
 .        obligations of foreign branches of foreign banks, U.S. branches of foreign banks (Yankee Dollar Investments), and foreign branches of U.S. banks (Eurodollar Investments), all of which include certificates of deposit, bank notes, loan participation interests, commercial paper, unsecured promissory notes, time deposits, and bankers' acceptances, where the parent bank has more than five billion dollars in total assets at the time of purchase;
 .        taxable municipal securities, up to 10% of the Fund's assets; and
 .        unrated notes, paper, securities or other instruments that the manager determines to be of comparable high quality.

Other Investment Strategies The Fund may not invest more than 5% of its total assets in securities of a single issuer, other than U.S. government securities, although it may invest more than 5% of its total assets in securities of a single issuer that are rated in the highest rating category for a period of up to three business days after purchase. The Fund also may not invest more than
(a) the greater of 1% of its total assets or $1 million in securities issued by a single issuer that are rated in the second highest rating category; and (b) 5% of its total assets in securities rated in the second highest rating category.

 .        The Fund also may:

         .        buy U.S. government securities on a when-issued or delayed delivery basis;
         .        lend portfolio securities up to 30% of its assets;
         .        borrow up to 5% of the value of its total assets, except from banks for temporary or emergency purposes, and not for direct investments in securities; and
         .        enter into repurchase agreements.


The Fund is subject to Fundamental Investment Restrictions 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 and 15.

Franklin Natural Resources Securities Fund
(Natural Resources Fund)

Prior to May 1, 1997, the Natural Resources Fund was known as the Precious Metals Fund and had different investment goals and policies.

The Fund's principal investment goal is capital appreciation. Its secondary goal is to provide current income. These goals are fundamental, which means they may not be changed without shareholder approval.

Other Considerations

While the Fund generally expects to invest primarily in equity securities, the manager may vary the mixture of common stocks, preferred stocks and debt securities depending on how each category may contribute to attaining the Fund's investment goal.

The Fund may invest up to 35% of its assets in equity or debt securities of foreign or domestic issuers outside the natural resources sector. Some of these issuers may be in industries related to the natural resources sector and, therefore, may be subject to similar risks. The Fund may have significant investments in companies involved in the development and/or production of alternative energy sources, which include batteries, switching technology and utilities, and also may invest in REITs. The value of companies involved in alternative energy sources may be affected by conditions impacting natural resources companies. For example, when oil prices are high, alternative energy sources may be in greater demand, but when oil prices fall, demand for alternative energy sources may fall, and companies in that industry may be adversely affected.

Natural resources Commodities producers may have limited ability to individually vary the prices they charge for their products. Similarly, companies which use certain commodities will generally have a limited ability to choose or affect the price they pay for those commodities. These factors can affect the overall profitability of an individual company operating within the natural resources sector. While the manager may strive to diversify among the industries within the natural resources sector to reduce this volatility, the value of an individual company's securities may prove more volatile than the broader market. In addition, many of these companies operate in, or are dependent upon resources from, areas of the world where they are subject to unstable political environments, currency fluctuations and inflationary pressures.

Prices of various commodities (i.e. raw materials) may fluctuate widely and unpredictably due to factors which affect their supply (for example, political turmoil in exporting countries, economic slow-down among users or reduction in demand among users.)

Smaller exploration companies The Fund's investments in small capitalization companies may include investments in small mining or oil and gas exploration concerns that the manager believes may have significant potential for appreciation but are subject to the risk that their exploration efforts will not be successful.

Other Investments and Strategies

Foreign Securities The Fund has authority to invest 50% or more of its total assets in foreign securities, including those in emerging markets, but currently intends to invest more in the U.S.

REITs The Fund may invest up to 10% of its total assets in real estate investment trusts (REITs), which may be in or outside the natural resources sector.

 .        Debt securities The Fund may invest in debt securities issued by domestic or foreign corporations or governments. The Fund may invest, without percentage limitation, in debt securities rated as "investment grade" by Moody's or S&P(R) or, in unrated debt securities that the manager determines are of similar quality. The Fund also may invest up to 15% of its assets in debt securities rated BB or lower by S&P(R) or Ba or lower by Moody's, so long as they are not rated lower than B by Moody's or S&P(R) or, if unrated, that the manager determines to be of comparable quality. The manager does not currently expect investments in lower rated debt securities to exceed 5% of the Fund's assets.

 .        The Fund also may:

         .        write covered put and call options, although no more than 15%
                  of the Fund's assets will be subject to covered call options;
                  o invest up to 5% in commodities (including gold bullion or gold coins) or futures on commodities related to the natural resources sector;
         .        purchase securities on a "when-issued" or "delayed delivery"
                  basis;
         .        lend its portfolio securities up to 30% of its assets;
         .        borrow up to 5% of the value of its total assets, except from banks for temporary or emergency purposes, and not for direct investments in securities;

         .        enter into repurchase transactions; and
         .        invest in restricted or illiquid securities.

The Fund is subject to Fundamental Investment Restrictions 1, 2, 3, 4, 5, 6, 8.2, 9.3, 10.2, 11, 12, 13, 14 and 15.

Franklin Real Estate Fund
(Real Estate Fund)

The Fund's principal goal is capital appreciation. Its secondary goal is to earn current income. These goals are fundamental, which means they may not be changed without shareholder approval.

Other Considerations

As used by the Fund, "real estate securities" will include equity, debt and convertible securities of companies having the following characteristics and limitations:

o Companies qualifying as a REIT for federal income tax purposes. In order to qualify as a REIT, a company must derive at least 75% of its gross income from real estate sources (rents, mortgage interest, gains form the sale of real estate assets), and at least 95% from real estate sources, plus dividends, interest and gains from the sale of securities. Real property, mortgage loans, cash and certain securities must comprise 75% of a company's assets. In order to qualify as a REIT, a company must also make distributions to shareholders aggregating annually at least 95% of its REIT taxable income.

o Companies that have at least 50% of their assets or revenues attributable to the ownership, construction, management or other services, or sale of residential, commercial or industrial real estate. These companies would include real estate operating companies, real estate services and homebuilders.

The Fund will generally invest in real estate securities listed on a securities exchange or traded over-the-counter. The Fund also may invest in mortgage REITs, which specialize in lending money to developers, and hybrid REITs, which have a mix of equity and debt instruments. Mortgage REITs pass interest income on to shareholders. Mortgage REITs can be affected by the quality of any credit extended. Hybrid REITs can be affected by both the quality of any credit extended and, like equity REITs, by changes in the value of their holdings.

In addition to its investments in real estate securities, the Fund also may invest a portion of its assets in debt and equity securities of issuers whose products and services are closely related to the real estate industry and that are publicly traded on an exchange or in the over-the-counter market. These issuers may include, for example, manufacturers and distributors of building supplies, and financial institutions that issue or service mortgages, such as savings and loan associations or mortgage bankers. Also, the Fund may invest in companies whose principal business is unrelated to the real estate industry but who have at least 50% of their assets in real estate holdings.

Other Investments and Strategies

 .        Debt and convertible securities including enhanced and convertible securities As an operating policy, the Fund will not invest more than 10% of its net assets in debt securities, including convertible debt securities, rated Ba or lower by Moody's or unrated securities that the manager determines are of comparable quality. Generally, however, the Fund will not acquire any securities rated lower than B by Moody's or unrated securities that the manager determines are of comparable quality.

 .        Foreign securities The Fund may invest up to 10% in foreign securities, including those in emerging markets.

 .        The Fund also may:


         .        write covered call options;
         .        lend its portfolio securities up to 30% of its assets;
         .        borrow up to 5% of the value of its assets for any purpose other than direct investments in securities, and up to 33 1/3%
                  of the value of its total assets from banks for temporary or emergency purposes; and
         .        engage in repurchase transactions.

The Fund is subject to Fundamental Investment Restrictions 1, 2, 3, 4, 5, 6, 8.1, 9, 10, 11, 12, 13, 14 and 15.

Franklin Rising Dividends Securities Fund
(Rising Dividends Fund)

The Fund's investment goal is long-term capital appreciation. This goal is fundamental, which means it may not be changed without shareholder approval. Preservation of capital, while not a goal, is also an important consideration.

The Fund's policy of investing at least 65% of its net assets in financially sound companies that have paid consistently rising dividends is fundamental.

Other Investments and Strategies

 .        Foreign securities The Fund may invest up to 10% of its net assets in foreign securities, including those in emerging markets.

 .        The Fund also may:


         .        invest in illiquid securities up to 15% of its net assets;
         .        lend its portfolio securities up to 33 1/3% of its assets;
         .        borrow up to 33 1/3% of the value of its total assets;
         .        enter into repurchase transactions; and

         .        write covered call options.

The Fund is subject to Fundamental Investment Restrictions 1.1, 2.3, 3.1, 4.1, 7.2, 10.3 and 18.

Franklin S&P 500 Index Fund
(S&P 500 Index Fund)

The Fund's investment goal is to match the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) before the deduction of Fund expenses. This goal is fundamental, which means that it may not be changed without shareholder approval.

Other Investments and Strategies

 .        Options, futures and options on financial futures The Fund may buy and sell financial futures contracts, options on such contracts, and options on securities and securities indices. The Fund may only sell covered options. The Fund may not commit more than 5% of its total assets to initial margin deposits on futures and related options contracts and premiums paid for related options.

 .        The Fund also may:

         .        invest in illiquid securities up to 15% of its net assets;
         .        lend its portfolio securities up to 33 1/3% of the value of the its total assets; and
         .        borrow up to 33 1/3% of the value of its total assets.

The Fund is subject to Fundamental Investment Restrictions 1.1, 2.2, 3.1, 4.1, 7.1, 10.3 and 18.

Franklin Small Cap Fund
(Small Cap Fund)

The Fund's investment objective is long-term capital growth. This goal is fundamental, which means it may not be changed without shareholder approval.


Other Considerations

Although the Fund purchases securities of small cap companies, it may, at times, have a significant percentage of its assets in mid- and large-cap companies. This is, in part, because the Fund will not dispose of securities of companies whose successes lead them into the mid- and large-cap range. This also may be a result of the Fund's purchases of securities of larger companies. The Fund may invest up to 35% of its assets in securities other than those of small cap companies, including equity securities of larger companies. This may cause its performance to vary from that of the small capitalization equity markets. The Fund may invest in equity securities of larger companies that the Fund's manager believes have strong growth potential, or in equity securities of relatively well-known, larger companies in mature industries that the manager believes have the potential for appreciation.

Equity securities of small-cap companies may consist of common stock, preferred stock, warrants for the purchase of common stock, and convertible securities. The Fund currently does not intend to invest more than 10% of its assets in convertible securities.

The Fund may purchase securities in private placements, particularly late stage private placements. Late stage private placements are sales of securities made in non-public, unregistered transactions shortly before a company expects to go public. The Fund may do this in order to invest in securities of companies whose initial public offerings are expected to be "hot" issues. If the Fund were to wait for the initial public offerings for some of these companies, its small cap restriction might preclude it from buying these securities. This is because, by the time the companies go public, the price at which the offering is finally sold may put some companies into the mid-cap range or the amount that might be allocated to the Fund would be much less than it desires to buy. There is no public market for shares sold in these private placements and it is possible that an initial public offering will never be completed. Moreover, even after an initial public offering, there may be a limited trading market for the securities or the Fund may be subject to contractual limitations on its ability to sell the shares.

Other Investments and Strategies

 .        Foreign securities Although the Fund may invest up to 25% of its assets in foreign securities, including those in emerging markets, it does not intend to invest more than 10% in foreign securities, generally, nor more than 5% in emerging markets securities, specifically.

 .        Debt securities The Fund also may invest in debt securities that the manager believes have the potential for capital appreciation as a result of improvement in the creditworthiness of the issuer. The receipt of income is incidental to the Fund's goal of capital growth. The Fund may invest in debt securities rated B or above by Moody's or S&P(R), or in unrated securities the manager determines are of comparable quality. Currently, however, the Fund does not intend to invest more than 5% of its assets in debt securities (including convertible debt securities) rated lower than BBB by S&P(R) or Baa by Moody's or, if unrated, that the manager determines to be of comparable quality.

 .        REITs The Fund currently does not intend to invest more than 10% of its assets in real estate investment trusts (REITs), including small company REITs.

 .        Loans of portfolio securities The Fund intends to take full advantage of its authority to lend its portfolio securities up to 20% of its total assets in order to generate additional income.

 .        The Fund also may:


         . write covered put and call options on securities or financial indices;
         . purchase put and call options on securities or financial indices;
         . purchase and sell futures contracts or related options with respect to securities, indices and currencies;
         . invest in illiquid or restricted securities up to 15% of its net assets;

         .        borrow up to 33 1/3% of the value of its total assets; and
         .        enter into repurchase or reverse repurchase agreements.

The Fund is subject to Fundamental Investment Restrictions 1.1, 2.3, 3.1, 4.1, 7.2, 10.3 and 18.

Franklin Strategic Income Securities Fund
(Strategic Income Fund)

The Fund's principal goal is to earn a high level of current income. Its secondary goal is long-term capital appreciation. These goals are fundamental, which means they may not be changed without shareholder approval.

Other Considerations

The Fund may invest up to 35% of its total assets in common stocks.

Debt ratings The Fund may invest in debt securities in any rating category. Ratings assigned by the rating agencies are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of the rating. The Fund also may buy defaulted debt securities if, in the opinion of the manager, it appears the issuer may resume interest payments or other advantageous developments appear likely in the near future.

Other Investments and Strategies

 . Portfolio turnover The manager's rebalancing of the portfolio when seeking to keep interest rate risk, market and country allocations, and bond maturities at desired levels may cause the Fund's portfolio turnover rate to be high. High turnover generally increases the Fund's transaction costs. Moreover, in shifting assets strategically from one sector to another, there is no guarantee that the manager will consistently select the sectors that are the most advantageous.

 . Indebtedness and participations The Fund may invest in secured or unsecured corporate indebtedness, including loan participations and trade claims.

 .        Derivative investments The Fund may invest limited amounts in various derivative investments, which carry high risk. Such derivatives could include: stripped mortgage-backed securities (including interest-only or principal-only securities); CMOs; options on securities, on securities indices, on futures contracts, and financial futures contracts; interest rate swap agreements; and mortgage dollar rolls. The Fund may only buy options on securities and securities indices if the total premium paid for such options is 5% or less of total assets. The Fund may not commit more than 5% of its total assets to initial margin deposits on futures contracts. The Fund may invest up to 5% of its total assets in inverse floaters.

 .        Currency hedging The Fund also may use the following currency hedging techniques: investments in foreign currency futures contracts, options on foreign currencies or currency futures, forward foreign currency exchange contracts (forward contracts), and currency swaps.

 .        The Fund also may:

         .        invest in illiquid securities up to 15% of its net assets;
         .        lend its portfolio securities up to 33 1/3% of the value of its total assets;
         .        borrow up to 33 1/3% of the value of its total assets; and
         .        enter into repurchase or reverse repurchase agreements.

The Fund is subject to Fundamental Investment Restrictions 2.3, 3.1, 4.1, 7.1,
10.3 and 18.

Franklin Technology Securities Fund
(Technology Fund)

The Fund's investment goal is capital appreciation. This goal is fundamental, which means it may not be changed without shareholder approval.

Other Considerations

The Fund may invest in companies of any size. Small-cap companies generally have market capitalizations of up to $1.5 billion, at the time of purchase. Mid-cap companies generally have market capitalizations of $1.5 to $8 billion at the time of the Fund's investment. Market capitalization is the total market value of a company's outstanding stock.

The Fund may invest up to 5% of its assets in private placements, particularly late stage private placements. Late stage private placements are sales of securities made in non-public, unregistered transactions shortly before a company expects to go public. The Fund may do this in order to participate in companies whose initial public offerings are expected to be "hot" issues. There is no public market for shares sold in these private placements and it is possible that an initial public offering will never be completed. Moreover, even after an initial public offering, there may be a limited trading market for the securities or the Fund may be subject to contractual limitations on its ability to sell the shares.

Other Investments and Strategies

 .        Foreign securities The Fund may invest up to 35% of its total assets in foreign securities, including those in emerging markets. The Fund may buy securities that are traded in the U.S. or directly in foreign markets. For this Fund, emerging market countries include those generally considered low or middle income countries by the International Bank for Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation.

 .        Convertible securities The Fund may invest in convertible securities up to 20% of its assets, principally in preferred stocks.

 .        Debt securities The Fund will invest less than 5% of its net assets debt securities. The Fund may buy rated and unrated debt securities. Independent rating agencies rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk.

 .        The Fund also may:

         .        engage in repurchase agreements;
         .        invest in illiquid securities up to 15% of its net assets;
         .        lend its portfolio securities up to 33 1/3% of the value of its total assets;
         .        borrow up to 33 1/3% of the value of its total assets;
         .        invest its assets in securities issued by companies engaged in securities related businesses;
         .        buy equity securities on a "when-issued" or "delayed delivery"
                  basis;
         .        buy equity securities under a standby commitment agreement;
         .        buy and sell options on securities and securities indices
                  (provided the premiums paid for such options total 5% or less of the Fund's net assets);
         .        buy and sell futures contracts for securities and currencies;
         .        buy and sell securities index futures and options on
                  securities index futures; and
         .        buy or write covered put and call options on securities listed on a national securities exchange and in the over-the-counter
                  (OTC) market and on securities indices.

The Fund is subject to Fundamental Investment Restrictions 2.3, 3.1, 4.1, 10.3 and 18.

Franklin U.S. Government Fund
(Government Fund)

The Fund's investment goal is income. This goal is fundamental, which means it may not be changed without shareholder approval.

Other Considerations

Government National Mortgage Association (GNMA) obligations (Ginnie Maes) Payments to holders of Ginnie Maes consist of the monthly distributions of interest and principal less

GNMA's and issuers' fees. The Fund will reinvest the return of principal in securities that may have different interest rates than the Ginnie Mae on which the principal was returned.

Unscheduled principal payments are passed through to the Ginnie Mae holders, such as the Fund, when mortgages in the pool underlying a Ginnie Mae are prepaid by borrowers (because a home is sold and the mortgage is paid off, or the mortgage is refinanced) or as a result of foreclosure. Accordingly, a Ginnie Mae's life is likely to be shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to accurately predict the life of a particular Ginnie Mae.

Other Investments and Strategies

 .        Other mortgage securities The Fund also may invest in fixed-rate mortgage-backed securities, adjustable-rate mortgage-backed securities
         (ARMS), or a hybrid of the two. In addition to ARMS, the Fund also may invest in adjustable rate U.S. government securities, which may include securities backed by other types of assets, including business loans guaranteed by the U.S. Small Business Administration and obligations of the Tennessee Valley Authority. Some government agency obligations or guarantees are supported by the full faith and credit of the U.S. government, while others are supported principally by the issuing agency and may not permit recourse against the U.S. Treasury if the issuing agency does not meet its commitments.

 .        Other Pass-Through Securities The Fund may invest in certain other types of pass-through debt securities, issued or guaranteed by U.S. government agencies or instrumentalities.

 .        The Fund also may:


         .        purchase securities on a "to be announced" and "delayed
                  delivery" basis;
         .        enter into covered mortgage "dollar rolls;"
         .        lend portfolio securities up to 30% of its assets;
         .        borrow up to 5% of the value its total assets for any purpose other than direct investments in securities, and up to 33 1/3%
                  of the value of its total assets from banks for temporary or emergency purposes; and
         .        engage in repurchase agreements.

The Fund is subject to Fundamental Investment Restrictions 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 and 15.

Franklin Value Securities Fund
(Value Fund)

The Fund's investment goal is long-term total return. This goal is fundamental, which means it may not be changed without shareholder approval.

Other Considerations

The Fund may invest in preferred stocks, securities convertible into common stocks, warrants, secured and unsecured debt securities, and notes. The Fund may, from time to time, hold up to 100% of its total assets in money market instruments while awaiting suitable investment opportunities meeting its value standards.

The Fund may purchase securities based on company stock buy-backs and company insiders' purchases and sales.

Control The Fund purchases securities for investment purposes and not for the purpose of influencing or controlling management of the issuer. However, if the manager perceives that the Fund may benefit, the manager may, but is not obligated to, seek to influence or control management.

Companies emerging from bankruptcy The Fund may buy securities of companies emerging from bankruptcy, which have special risks. Companies emerging from bankruptcy may have difficulty retaining customers and suppliers who prefer transacting with solvent organizations. If new management is installed in a company emerging from bankruptcy, the management may be considered untested; if the existing management is retained, the management may be considered incompetent. Further, even when a company has emerged from bankruptcy with a lower level of debt, it may still retain a relatively weak balance sheet. During economic downturns, these companies may not have sufficient cash flow to pay their debt securities and also may have difficulty finding additional financing. In addition, reduced liquidity in the secondary market may make it difficult for the Fund to sell these securities or to value them based on actual trades.

Other Investments and Strategies

 .        Foreign securities The Fund may invest up to 25% of its total assets in foreign securities, but currently intends to limit its investments in foreign securities generally to less than 10% and in emerging markets securities to less than 5%.

 .        Convertible securities The Fund may invest in convertible securities, enhanced convertible securities and synthetic convertibles. The Fund applies the same rating criteria and investment policies to convertible debt securities as its investments in debt securities.

 .        Lower-rated securities The Fund may invest up to 25% of its assets in debt securities rated below BBB by S&P(R) or Baa by Moody's, or in unrated debt securities that the manager determines to be comparable. Such securities, sometimes called "junk bonds," are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Therefore, these securities involve special risks. Debt securities rated D by S&P(R) are in default and may be considered speculative.


 .        The Fund also may:


         .        sell short securities it does not own, up to 5% of its assets;

         .        sell securities "short against the box" without limit;
         .        lend its portfolio securities up to 33 1/3% of its assets;
         .        borrow up to 33 1/3% of the value of its total assets from banks;
         .        invest in zero coupon securities, pay-in-kind bonds,
                  structured notes, mortgage-backed and asset-backed securities;
         .        purchase loan participations and trade claims, both of which carry a high degree of risk;
         .        purchase and sell exchange-listed and over-the-counter put and call options on securities and financial indices;
         .        purchase and sell futures contracts or related options with respect to securities and indices; and
         .        invest in restricted or illiquid securities.


The Fund is subject to Fundamental Investment Restrictions 2.1, 3, 4, 5.1, 7, 9.2, 10.1, 11, 13 and 15.

Franklin Zero Coupon Funds 2005, and 2010 (Zero Coupon Funds):
  Maturing in December of 2005, 2010

Each Fund's investment goal is to provide as high an investment return as is consistent with capital preservation. This goal is fundamental, which means it may not be changed without shareholder approval.


Other Considerations

The Funds may purchase zero coupon bonds issued by foreign government issuers, and domestic and foreign corporations.

The Funds also may purchase zero coupon bonds or stripped securities including:

 .        securities issued by the U.S. Treasury (Stripped Treasury Securities).
         The Funds do not anticipate that these securities will exceed 55% of a Fund's assets;
 .        securities issued by the U.S. government and its agencies and instrumentalities (Stripped Government Securities);
 .        debt securities denominated in U.S. dollars that are issued by foreign issuers, often subsidiaries of domestic corporations (Stripped Eurodollar Obligations); and
 .        to a lesser extent, zero coupon securities issued by domestic corporations, which consist of corporate debt securities without interest coupons, and, if available, interest coupons that have been stripped from corporate debt securities, and receipts and certificates for such stripped debt securities and stripped coupons (collectively, "Stripped Corporate Securities).

Zero coupon bonds and stripped securities, like other debt securities, are subject to certain risks, including credit and market risks. To the extent the Funds invest in securities other than U.S.

Treasury securities, these investments will be rated at least A by nationally recognized statistical rating agencies or unrated securities that the manager determines are of comparable quality. Debt securities rated A are regarded as having an adequate capacity to pay principal and interest but are vulnerable to adverse economic conditions and have some speculative characteristics. The Funds will also attempt to minimize the impact of individual credit risks by diversifying their portfolio investments. The availability of stripped securities, other than Stripped Treasury Securities, may be limited at times. During such periods, because the Funds must meet annuity tax diversification rules, they may invest in other types of fixed-income securities.

Because each Fund will be primarily invested in zero coupon securities, investors who hold shares to maturity will experience a return consisting primarily of the amortization of discount on the underlying securities in the Fund. However, the net asset value of a Fund's shares increases or decreases with changes in the market value of that Fund's investments.

Maturity The estimated expense of terminating and liquidating a Fund will be accrued ratably over year preceding its Target Date. These expenses, which are charged to income like all expenses, are not expected to exceed significantly the ordinary annual expenses incurred by the Fund and, therefore, should have no significant additional effect on the maturity value of the Fund.

Tax considerations Under federal income tax law, a portion of the difference between the purchase price of the zero coupon securities and their face value (original issue discount) is considered to be income to the Zero Coupon Funds each year, even though the Funds will not receive cash payments representing the discount from these securities. This original issue discount will comprise a part of the net taxable investment income of the Funds that must be "distributed" to the insurance company, as shareholder, each year whether or not the distributions are paid in cash. To the extent the distributions are paid in cash, the Fund may have to generate the required cash from interest earned on non-zero coupon securities or possibly from the disposition of zero coupon securities.

Other Investments and Strategies

 .        Foreign securities Although each Fund reserves the right to invest up to 10% of its assets in foreign securities, each Fund typically invests less than that and only in dollar denominated foreign securities.

 .        Structured notes Although each Fund reserves the right to invest up to
         10%, each Fund currently does not intend to invest more than 5% of its assets in certain structured notes that are comparable to zero coupon bonds in terms of credit quality, interest rate volatility, and yield.

 .        Money Market Instruments Each Fund may invest up to, but under normal circumstances will have less than, 20% of its assets in money market instruments for purposes of providing income for expenses, redemption payments, and cash dividends.

 .        Each Fund also may:

         .        lend portfolio securities up to 30% of its assets;
         .        borrow up to 5% of the value of its total assets, except from banks for temporary or emergency purposes, and not for direct investments in securities; and
         .        enter into repurchase agreements.

The Fund is subject to Fundamental Investment Restrictions 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11,12, 13, 14 and 15.

Mutual Discovery Securities Fund
(Mutual Discovery Fund)

The Fund's investment goal is capital appreciation. This goal is fundamental, which means it may not be changed without shareholder approval.

Other Considerations

The Fund may invest in securities that are traded on U.S. or foreign exchanges, the NASDAQ national market or in the over-the-counter market, and may invest in any industry or sector. From time to time, the Fund may hold significant cash positions, consistent with its policy on temporary investments, until suitable investment opportunities are available.


Debt securities in which the Fund may invest include securities or indebtedness issued by corporations or governments in any form, as well as distressed mortgage obligations and other debt secured by real property. The Fund does not have established percentage limits for its investment in equity securities, debt securities or money market instruments.

Restructuring or distressed companies The Fund does not presently anticipate investing more than 50% of its assets in such investments, but is not restricted to that amount.

Control The Fund may invest in other entities that purchase securities for the purpose of influencing or controlling management. These entities may invest in a potential takeover or leveraged buyout or invest in other entities engaged in such practices.

Lower-rated securities The Fund may invest in debt securities in any rating category. In general, the Fund will invest in these instruments for the same reasons as equity securities, i.e., the manager believes that the securities may be acquired at prices less than their intrinsic values. Consequently, the manager's own analysis of a debt instrument exercises a greater influence over the investment decision than the stated coupon rate or credit rating. The Fund expects to invest in debt securities issued by reorganizing or restructuring companies, or companies that recently emerged from, or are facing the prospect of a financial restructuring. It is under these circumstances, which usually involve unrated or low rated securities that are often in, or are about to, default, that the manager seeks to identify securities which are sometimes available at prices which it believes are less than their intrinsic values. The Fund may invest without limit in defaulted debt securities, subject to the Fund's restriction on investments in illiquid securities. The purchase of debt of a troubled company always involves a risk that the investment may be lost. However, the debt securities of reorganizing or restructuring companies typically rank senior to the equity securities of such companies.

Other Investments and Strategies

 .        Other Indebtedness The Fund also may invest in other forms of secured or unsecured indebtedness or participations (indebtedness), which may have very long maturities or may be illiquid.

 .        Foreign securities The Fund presently does not intend to invest more than 5% of its assets in securities of emerging market countries including Eastern European countries and Russia. Foreign investments may include both voting and non-voting securities, sovereign debt and participation in foreign government deals.

 .        Closed-end investment companies While the Fund may not purchase securities of registered open-end investment companies or affiliated investment companies, it may invest from time to time in other investment company securities. The Fund may not however, purchase more than 3% of the voting securities of another investment company. In addition, the Fund will not invest more than 5% of its assets in the securities of any single investment company and will not invest more than 10% of its assets in investment company securities. Investors should recognize that they indirectly bear a proportionate share of the expenses of these investment companies, including operating costs, and investment advisory and administrative fees.

 .        Currency hedging To the extent that hedging is available, the Fund may use the following currency hedging techniques: foreign currency futures contracts, options on foreign currencies or currency futures, forward foreign currency exchange contracts and currency swaps.

 .        The Fund also may:


         .        sell short securities it does not own up to 5% of its assets;
         .        sell securities "short against the box" without limit;
         .        lend its portfolio securities up to 33 1/3% of its assets;
         .        borrow up to 33 1/3% of the value of its total assets from banks;
         .        enter into repurchase transactions;
         .        purchase securities on a "when-issued" or "delayed delivery"
                  basis;
         .        invest in restricted or illiquid securities;
         .        purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments; and
         .        purchase and sell financial futures contracts and related
                  options.

The Fund is subject to Fundamental Investment Restrictions 1, 2.1, 3, 4, 5.1, 7, 9.2, 10.1, 11, 13 and 15.

Mutual Shares Securities Fund
(Mutual Shares Fund)

The Fund's principal goal is capital appreciation. Its secondary goal is income. These goals are fundamental, which means they may not be changed without shareholder approval.

Other Considerations

The Fund may invest in securities that are traded on U.S. or foreign exchanges, the NASDAQ national market or in the over-the-counter market, and may invest in any industry sector. From time to time, the Fund may hold significant cash positions, consistent with its policy on temporary investments, until suitable investment opportunities are available.

Debt securities in which the Fund may invest include securities or indebtedness issued by corporations or governments in any form, as well as distressed mortgage obligations and other debt secured by real property. The Fund does not have established percentage limits for its investment in equity securities, debt securities or money market instruments.

Control The Fund may invest in other entities that purchase securities for the purpose of influencing or controlling management. These entities may invest in a potential takeover or leveraged buyout or invest in other entities engaged in such practices.

Restructuring or distressed companies The Fund does not presently anticipate investing more than 50% of its assets in such investments, but is not restricted to that amount.

Lower-rated securities The Fund may invest in debt securities in any rating category. In general, the Fund will invest in these instruments for the same reasons as equity securities, i.e., the manager believes that the securities are available at prices less than their intrinsic values. Consequently, the manager's own analysis of a debt instrument exercises a greater influence over the investment decision than the stated coupon rate or credit rating. The Fund expects to invest in debt securities issued by reorganizing or restructuring companies, or companies that recently emerged from, or are facing the prospect of a financial restructuring. It is under these circumstances, which usually involve unrated or lower rated securities that are often in, or are about to, default, that the manager seeks to identify securities which are sometimes available at prices which it believes are less than their intrinsic values. The Fund may invest without limit in defaulted debt securities, subject to the Fund's restriction on investments in illiquid securities. The purchase of debt of a troubled company always involves a risk that the investment may be lost. However, the debt securities of reorganizing or restructuring companies typically rank senior to the equity securities of such companies.

Other Investments and Strategies

 .        Indebtedness The Fund also may invest in other forms of secured or unsecured indebtedness or participations (indebtedness), which may have very long maturities or may be illiquid.

 .        Foreign securities Although the Fund reserves the right to purchase securities in any foreign country without percentage limitation, the Fund's current investment strategy is to invest primarily in domestic securities, with approximately 15-20% of its assets in foreign securities. The Fund presently does not intend to invest more than 5% of its assets in securities of emerging markets, including Eastern European countries and Russia. Foreign investments may include both voting and non-voting securities, sovereign debt and participation in foreign government deals.

 .        Closed-end investment companies While the Fund may not purchase securities of registered open-end investment companies or affiliated investment companies, it may invest from time to time in other investment company securities. The Fund may not purchase more than 3% of the voting securities of another investment company. In addition, the Fund will not invest more than 5% of its assets in the securities of any single investment company and will not invest more than 10% of its assets in investment company securities. Investors should recognize that they indirectly bear a proportionate share of the expenses of these investment companies, including operating costs, and investment advisory and administrative fees.

 .        Currency hedging The Fund may use the following currency hedging techniques: investments in foreign currency futures contracts, options on foreign currencies or currency futures, forward foreign currency exchange contracts and currency swaps.

 .        The Fund also may:


         . sell short securities it does not own up to 5% of its assets; . sell securities "short against the box" without limit;
         . lend its portfolio securities up to 33 1/3% of its assets;
         . borrow up to 33 1/3% of the value of its assets from banks;
         . enter into repurchase transactions;
         . purchase securities on a "when-issued" or "delayed delivery"

                  basis;
         . invest in restricted or illiquid securities: purchase and sell exchange-listed and over-the- counter put and call options on securities, equity and fixed-income indices and other financial instruments; and
         . purchase and sell financial futures contracts and related options.

The Fund is subject to Fundamental Investment Restrictions 1, 2.1, 3, 4, 5.1, 7, 9.2, 10.1, 11, 13 and 15.

Templeton Asset Strategy Fund
(Asset Strategy Fund)

The Fund's investment goal is high total return. This goal is fundamental, which means it may not be changed without shareholder approval.

Other Considerations

The Fund will normally invest its assets in at least three countries, except during defensive periods.

Other Investments and Strategies

 .        Foreign securities The Fund has an unlimited ability to purchase exchange listed securities in any foreign country, developed or emerging. The Fund will not invest more than 15% of its total assets in securities of foreign issuers that are not listed on a recognized U.S. or foreign securities exchange. As a non-fundamental policy, the Fund will limit its investments in securities of Russian issuers to 5% of its assets.

 .        Debt securities The Fund may invest in debt securities issued by governments or companies, whether domestic or foreign, such as bonds, debentures, notes, commercial paper, collateralized mortgage obligations (CMOs) and securities issued or guaranteed by governments agencies and instrumentalities. The Fund may invest in preferred stocks and certain debt securities, rated or unrated, such as convertible bonds and bonds selling at a discount. The average maturity of debt securities in the Fund's portfolio is medium-term (about 5 to 15 years), but will fluctuate depending on the manager's outlook on the issuer's country and future interest rate changes.

 .        Money Market Instruments The Fund may hold cash and time deposits with banks in the currency of any major nation and invest in certificates of deposit of federally insured savings and loan associations having total assets in excess of $1 billion. The Fund also may invest in commercial paper rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P(R) or, unrated commercial paper issued by companies having outstanding debt issue currently rated Aaa or Aa by Moody's or AAA or AA by S&P(R).

 .        The Fund also may:

         .        invest in illiquid securities up to 15% of its net assets;
         .        invest in collateralized mortgage obligations;
         .        purchase securities on a "when-issued" basis;
         .        invest in REITS;
         .        enter into repurchase transactions;
         .        lend its portfolio securities up to 33 1/3% of its assets;
         .        borrow up to 33 1/3% of the value of its assets;
         .        invest in forward foreign currency exchange contracts; and
         .        purchase and sell financial futures contracts, stock index futures contracts, and foreign currency futures contracts for hedging purpose only and not for speculation. It may engage in these transactions only if the total contract value of the futures contract does not exceed 20% of the Fund's total assets.

The Fund is subject to Fundamental Investment Restrictions 1.1, 2.4, 3.1, 4.1, 7.2, 10.3 and 18.

Templeton Developing Markets Securities Fund
(Developing Markets Fund)

The Fund's investment goal is long-term capital appreciation. This goal is fundamental, which means it may not be changed without shareholder approval.

Other Considerations

For this Fund, emerging market countries include: (i) countries that are generally considered low or middle income countries by the International Bank for Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation; or (ii) countries that are classified by United Nations or otherwise regarded by their authorities as emerging; or (iii) countries with a market capitalization of less than 3% of the Morgan Stanley Capital World Index.

Emerging market companies are: (i) companies the principal securities trading markets of which are in emerging market countries; or (ii) companies that derive a significant share of their total revenue from either goods or services produced or sales made in emerging market countries; or (iii) companies that have a significant portion of their assets in emerging market countries; or (iv) companies that are linked to currencies of emerging market countries; or (v) companies that are organized under the laws of, or with principal offices in, emerging market countries. The manager will determine eligibility based on publicly available information and inquiries to the companies.

The manager will determine the eligibility of investments based on publicly available information and inquiries made to companies.

From time to time, the Fund may hold significant cash positions until suitable investment opportunities are available, consistent with its policy on temporary investments.

The Fund seeks to benefit from economic and other developments in emerging markets. The investment goal of the Fund reflects the belief that investment opportunities may result from an evolving, long-term international trend favoring more market-oriented economies. This trend may be facilitated by local or international political, economic or financial developments that could benefit the capital markets of such countries. Countries in the process of developing more market-oriented economies may experience relatively high rates of economic growth, but there are many factors that may slow development and growth. Other countries, although having relatively mature emerging markets, also may be in a position to benefit from local or international developments encouraging greater market orientation and diminishing governmental intervention in economic affairs.

Other Investments and Strategies

 .        Smaller companies The Fund may invest significantly in smaller companies, which have market capitalizations of $1.5 billion or less. Market capitalization is the total market value of a company's outstanding stock.

 .        Debt securities Depending upon current market conditions, the Fund may invest up to 35% of its assets in fixed-income debt securities for capital appreciation.

         To the extent the Fund invests in debt securities, it will invest in those rated at least C by Moody's or S&P(R) or, if unrated, that the manager determines to be of comparable quality. As a fundamental policy, the Fund will not invest more than 10% of its assets in defaulted debt securities. The Fund does not, however, currently intend to invest in defaulted debt. As an operating policy (which may be changed without shareholder approval), the Fund will not invest more than 5% of its assets in lower-rated debt securities which include debt securities rated BBB or lower by S&P(R) or Baa or lower by Moody's (the lowest category of "investment grade" rating).

 .        Closed end investment companies The Fund may invest up to 10% of its total assets in securities of closed-end investment companies to facilitate foreign investment. Investors should realize that they indirectly bear a proportionate share of the expenses of these investment companies, including operating costs, and investment advisory or administrative fees.

 .        Foreign securities The Fund will at all times, except during defensive periods, maintain investments in at least three emerging markets countries. As a non-fundamental policy, however, the Fund will limit its investments in securities of Russian issuers to 5% of assets. The Fund may, but currently does not intend to, invest more than 15% of its total assets in securities of foreign issuers that are not listed on a recognized U.S. or foreign securities exchange

 .        The Fund also may:


         .        lend its portfolio securities up to 33 1/3% of its assets;
         .        borrow up to 33 1/3% of the value of its assets;
         .        purchase convertible securities and warrants;
         .        invest up to 15% of its net assets in illiquid securities;

         .        engage in repurchase transactions;
         .        enter into forward foreign currency exchange contracts; and
         .        enter into futures contracts, and related options, with
                  respect to securities, securities indices and foreign currencies. The value of the underlying securities of written futures contracts will not exceed at any time, 25% of the Fund's total assets.

When deemed appropriate by the manager, the Fund may invest cash balances in repurchase agreements and other money market investments to maintain liquidity in an amount to meet expenses or for day-to-day operating purposes.

The Fund is subject to Fundamental Investment Restrictions 1.1, 2.4, 3.1, 4.1, 7.2, 10.3 and 18.

Templeton Global Income Securities Fund
(Global Income Fund)

The Fund's investment goal is high current income consistent with preservation of capital. This goal is fundamental, which means it may not be changed without shareholder approval. Capital appreciation is a secondary consideration.

Other Considerations

A supranational organization is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. The Fund selects investments to provide a high current yield and currency stability, or a combination of yield, capital appreciation, and currency appreciation. As a global fund, the Fund may invest in securities issued in any currency and may hold foreign currency.

Under normal market conditions, the Fund will have at least 25% of its assets invested in debt securities issued or guaranteed by foreign governments. Under normal circumstances, at least 65% of the Fund's assets will be invested in issuers located in at least three countries, one of which may be the U.S.

The Fund may invest a significant portion of its assets in securities and currency in emerging market countries.

Other Investments and Strategies

 .        Debt securities The Fund may invest in debt or equity securities of any type of issuer, including domestic and foreign corporations, domestic and foreign banks (with assets in excess of one billion dollars), other business organizations, and domestic and foreign governments and their political subdivisions, including the U.S. government, its agencies, and authorities or instrumentalities, and supranational organizations. The Fund is further authorized to invest in "semi-governmental securities," which are debt securities issued by entities owned by either a national, state, or equivalent government or of a government jurisdiction that are not backed by its full faith and credit and general taxing powers. The Fund considers securities issued by central banks that are guaranteed by their national governments to be government securities.

         The debt securities in which the Fund invests may have equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer; participation based on revenues, sales or profits; or the purchase of common stock in a unit transaction (where an issuer's debt securities and common stock are offered as a unit).

         The Fund may invest in debt securities with varying maturities. Under current market conditions, it is expected that the average life span of all of the Fund's investments (the dollar-weighted average maturity of the Fund's investments) will not exceed 15 years. Generally, the portfolio's average maturity will be shorter when the manager expects interests rates worldwide or in a particular country to rise and longer when the manager expects interest rates to fall.

 .        Portfolio turnover The manager's rebalancing of the portfolio when seeking to keep interest rate risk, country allocations, and bond maturities at desired levels, may cause the Fund's portfolio turnover rate to be high. High turnover generally increases the Fund's transaction costs.

 .        The Fund also may:


         .        use forward and futures contracts, options on currencies, and interest rate swaps;
         .        invest in preferred stock;
         .        invest in structured notes;
         .        purchase and sell call and put options on U.S. or foreign
                  securities;
         .        acquire loan participations;
         .        lend its portfolio securities up to 30% of its assets;
         .        borrow up to 5% of the value of its total assets, except from banks for temporary or emergency purposes, and not for direct investments in securities;
         .        enter into repurchase, reverse repurchase, and "when-issued"
                  transactions; and
         .        enter into futures contracts for the purchase or sale of U.S.
                  Treasury or foreign securities or based upon financial indices.

The Fund is subject to Fundamental Investment Restrictions 2, 3, 4, 5, 6, 7, 8.1, 9.3, 10.1, 11, 12, 13, 14 and 15.

Templeton Growth Securities Fund
(Growth Securities Fund)

The Fund's investment goal is long-term capital growth. This goal is fundamental, which means it may not be changed without shareholder approval. Any income the Fund earns will be incidental.

Other Considerations

The Fund considers emerging market countries to include those generally considered low or middle income countries by the International Bank for Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation. As a non-fundamental policy, the Fund will limit its investments in securities of Russian issuers to 5% of assets.

Other Investments and Strategies

 .        Debt securities The Fund may invest in bonds, convertible bonds, and bonds selling at a discount, as a defensive measure while looking for attractive equity investments. The Fund also may invest in debt securities for capital appreciation. The Fund may invest in debt securities that are rated as low as C by Moody's or S&P(R)(the lowest rating category) or, if unrated, that the manager determines to be of comparable quality, but intends to invest in those that are highly rated. However, as a policy established by the Board, the Fund will not invest more than 5% of its assets in debt securities rated BBB or lower by S&P(R)or Baa or lower by Moody's. Consistent with the goal of the Fund, the Board may consider a change if economic conditions change such that a higher level of investment in high risk, lower quality debt securities would be appropriate. As a fundamental policy, the Fund may not invest more than 10% of its assets in defaulted debt securities. The Fund, however, does not currently intend to invest in any defaulted debt securities.

 .        Stock Index Futures The Fund may purchase and sell stock index futures contracts up to, in the aggregate, 20% of its assets. It may not at any time commit more than 5% of its assets to initial margin deposits on futures contracts.

 .        Loans of portfolio securities In order to increase income to the Fund, the Fund may lend certain of its portfolio securities up to 30% of its total assets to qualified banks and broker dealers.

 .        The Fund also may:


         .        purchase preferred stocks;
         .        invest up to 10% of its assets in securities with a limited trading market, i.e., "illiquid securities";
         .        enter into repurchase agreements;

         .        borrow up to 5% of the value of its total assets, except from banks for temporary or emergency purposes, and not for direct investments in securities; and
         .        invest in restricted securities.


The Fund is subject to Fundamental Investment Restrictions 1, 2, 3, 4, 5, 6, 7, 8.1, 9.3, 10.1, 11, 12, 13, 14, 15, 16 and 17.

Templeton International Securities Fund
(International Securities Fund)

The Fund's investment goal is long-term capital growth. This goal is fundamental, which means it may not be changed without shareholder approval.

Other Considerations

 As an international fund, the Fund will invest at least 65% of its total assets in securities of issuers in at least three countries outside the U.S. The Fund will invest predominantly in large-cap and mid-cap companies with market capitalizations of $5 billion or more, and $2 billion to $5 billion, respectively. It also may invest to a lesser extent in smaller companies.

Other Investments and Strategies

 .        Foreign securities As a non-fundamental policy, the Fund will limit its investments in securities of Russian issuers to 5% of its assets.

 .        Debt securities The Fund may invest up to 35% of its assets in debt securities including in medium and lower quality debt securities that are rated between BBB and as low as D by S&P(R), and between Baa and as low as C by Moody's or unrated securities the manager determines are of comparable quality. As an operating policy (which may be changed by the Board without shareholder approval) the Fund will not invest more than 5% of its assets in lower-rated securities rated BB or lower by S&P(R), Ba or lower by Moody's, or lower unrated securities that the manager determines are an equivalent investment quality.

 .        The Fund also may:

         .    invest up to 15% of its net assets in illiquid securities;
         .    enter into firm commitment agreements;
         .    purchase securities on a "when issued" basis;
         .    purchase and sell financial futures contracts, stock index futures contracts, and foreign currency futures contracts. It may engage in these transactions only if the total contract value of the futures do not exceed 20% of the Fund's total assets;

         .        lend its portfolio securities up to 33 1/3% of its total
                  assets; and
         .        borrow up to 33 1/3% of the value of its total assets.


The Fund is subject to Fundamental Investment Restrictions 1.1, 2.4, 3.1, 4.1, 7.2, 10.3 and 18.

Templeton International Smaller Companies Fund
(International Smaller Companies Fund)

The Fund's investment goal is long-term capital appreciation. This goal is fundamental, which means it may not be changed without shareholder approval.

Other Considerations

The manager believes that international small cap companies may provide attractive investment opportunities because these securities comprise a majority of the world's equity securities. These companies also are frequently overlooked by investors or undervalued in relation to their perceived earning power. In addition, such securities may provide investors with the opportunity to increase the diversification of their overall investment portfolios because the market performance of these securities may differ from U.S. small-cap stocks and large-cap stocks of any nation. As an operating policy, the Fund will not invest more than 10% of its assets in securities of companies with less than three years of continuous operation.

The Fund may invest up to 35% of its assets in: equity securities of larger issuers outside the U.S.; or equity securities of larger or smaller issuers within the U.S., although the Fund does not expect these investments to exceed 5% of assets; or debt securities issued by companies or governments of any nation. These investments may cause the Fund's performance to vary from those of international smaller equity markets.

Foreign securities As a non-fundamental policy, the Fund will limit its investments in securities of Russian issuers to 5% of assets.

Other Investments and Strategies

 .        Debt securities The Fund may invest in debt securities that are rated at least C by Moody's or S&P(R) or, if unrated, that the manager determines to be of comparable quality. As a current policy, however, the Fund will not invest more than 5% of its assets in debt securities rated lower than BBB by S&P(R) or Baa by Moody's. The Fund may invest up to 10% of its assets in defaulted debt securities.

 .        Warrants While the Fund may invest in warrants, as a non-fundamental investment policy, the Fund may not invest more than 5% of its assets in warrants, whether or not listed on the New York or American Stock Exchanges, including no more than 2% of its total assets in warrants that are not listed on those exchanges. Warrants acquired by the Fund in units or attached to securities are not included in this restriction.

 .        Currency hedging The Fund may, but with respect to equity securities currently does not intend to, employ the following currency hedging techniques: foreign currency futures contracts and forward foreign currency exchange contracts (forward contracts). Further, the Fund will not enter into forward contracts if, as a result, the Fund would have more than 20% of its assets committed to such contracts.

 .        Hedging For hedging purposes only, the Fund may enter into futures contracts and related options. The value of the underlying securities on which futures contracts will be written at any one time will not exceed 25% of the assets of the Fund.

 .        The Fund also may:


         .      enter into repurchase agreements;
         .      invest in illiquid securities;
         .      lend its portfolio securities up to 30% of its assets; and
         .      borrow up to 33 1/3% of the value of its total assets from banks.

The Fund is subject to Fundamental Investment Restrictions 1, 2.1, 3, 4, 6, 7, 9.3, 10.1, 11, 13, 15 and 17.

Securities, Investment Techniques and Their Risks Common to More than One Fund

This section describes certain types of securities and investment techniques that a Fund may use to help it achieve its investment goals and to the extent not expressly prohibited by its investment restrictions. Not all investments, strategies and techniques are available to all Funds. You should refer to the information in the Fund's prospectus or earlier in this SAI to determine if an investment, strategy or technique may be used by a particular Fund. If there appears to be an inconsistency between this section and the individual Fund section with respect to investments, strategies or techniques, the individual Fund section controls and should be relied upon.

Each Fund is also subject to investment restrictions that are described under the heading "Fundamental Investment Restrictions" in this SAI. The investment goal of each Fund and its listed investment restrictions are "fundamental policies" of each Fund, which means that they may not be changed without a majority vote of shareholders of the Fund. With the exception of a Fund's investment goal and those restrictions specifically identified as fundamental, all investment policies and practices described in the Fund's prospectus and in this SAI are not fundamental, which means that the Board of Trustees (Board) may change them without shareholder approval.

The value of your shares will increase as the value of the securities owned by a Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of Fund shares also may change with movements in the stock and bond markets as a whole.

The U.S. economy has recently experienced the longest period of expansion in its history. Over the past few years, gains in the stock market, and for many individual securities, have significantly exceeded prior historical norms. Investors should not have unrealistic expectations that such expansion or the pace of gains will resume or continue in the future.

In addition to the risks described in each Fund's prospectus and the individual Fund summaries in this SAI, investors should consider the risks that pertain to the Funds that may invest in the instruments or engage in the following strategies.

BORROWING

None of the Funds will purchase additional securities while its borrowing exceeds its stated percentage limitations on borrowing. Under federal securities laws, a fund may borrow from banks provided it maintains continuous asset coverage of 300% with respect to such borrowings, including selling (within three days) sufficient portfolio holdings to restore such coverage should it decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint.

Leveraging by means of borrowing may make any change in the Fund's net asset value even greater and thus result in increased volatility of returns. The Fund's assets that are used as collateral to secure the borrowing may decrease in value while the borrowing is outstanding, which may force the Fund to use its other assets to increase the collateral. In addition, the money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances). The cost of borrowing may exceed the income received from the securities purchased with borrowed funds.

In addition to borrowing for leverage purposes, the Funds also may borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities. This allows the Funds greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than cash flow considerations. See "Fundamental Investment Restrictions" for more information about the Funds' policies with respect to borrowing.

CONVERTIBLE SECURITIES

IN GENERAL. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When that convertible security is "converted," the operating company often issues new stock to the holder of the convertible security. If, however, the parity price (the price at which the common stock underlying the convertible security may be obtained) of the convertible security is less than the call price (the price of the bond, including any premium related to the conversion feature), the operating company may pay out cash instead of common stock. When a convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank.

In addition, the issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. A convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While each Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations of the issuer in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

ENHANCED CONVERTIBLE SECURITIES. In addition to "plain vanilla" convertibles, a number of different structures have been created to fit the characteristics of specific investors and issuers. Examples of these enhanced characteristics for investors include yield enhancement, increased equity exposure and enhanced downside protection. From an issuer's perspective, enhanced structures are designed to meet balance sheet criteria, interest/dividend payment deductibility and reduced equity dilution. The following are descriptions of common structures of enhanced convertible securities.

Enhanced convertible preferred securities (e.g., QUIPS, TOPrS, and TECONS) are, from an investor's viewpoint, essentially convertible preferred securities, i.e., they are issued as preferred stock convertible into common stock at a premium and pay quarterly dividends. Through this structure, the company establishes a wholly-owned, special purpose vehicle whose sole purpose is to issue convertible preferred stock. The proceeds of the convertible preferred stock offering pass through to the company. The company then issues a convertible subordinated debenture to the special purpose vehicle. This convertible subordinated debenture has identical terms to the convertible preferred issued to investors. Benefits to the issuer include increased equity credit from rating agencies and the deduction of coupon payments for tax purposes.

LIQUIDITY CONSIDERATION. An investment in an enhanced convertible security may involve additional risks. A Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular securities, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the credit worthiness of an issuer. The Funds, however, intend to acquire liquid convertible securities, though there can be no assurances that this will be achieved. Reduced liquidity in the secondary market for certain securities also may make it more difficult for a Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio.

MANDATORILY CONVERTIBLE SECURITIES. Mandatorily convertible securities (e.g., ACES, DECS, PRIDES, SAILS - each issuer has a different acronym for their version of these securities) are considered the most like equity of convertible securities. At maturity these securities are mandatorily convertible into common stock offering investors some form of yield enhancement in return for some of the upside potential in the form of a conversion premium. Typical characteristics of mandatory convertibles include: issued as preferred stock, convertible at premium, pay fixed quarterly dividend (typically 500 to 600 basis points higher than common stock dividend), and non-callable for the life of the security (usually three to five years). An important feature of mandatory convertibles is that the number of shares received at maturity is determined by the difference between the price of the common stock at maturity and the price of the common stock at issuance.

EXCHANGEABLE SECURITIES. Exchangeable securities are often used by a company divesting a holding in another company. The primary difference between exchangeable and standard convertible securities is that the issuing company is a different company from that which issued the underlying shares.

YIELD ENHANCED STOCK. Yield enhanced stock (YES, also known as PERCS) mandatorily converts into common stock at maturity and offers investors a higher current dividend than the underlying common stock. The difference between these structures and other mandatory convertibles is that the participation in stock price appreciation is capped.

ZERO COUPON AND DEEP DISCOUNT CONVERTIBLE BONDS. Zero-coupon and deep-discount convertible bonds (OID and LYONs) include the following characteristics: no or low coupon payments, imbedded put options allowing the investor to put them on select dates prior to maturity, call protection (usually three to five years), and lower than normal conversion premiums at issuance. A benefit to the issuer is that, while no cash interest is actually paid, the accrued interest may be deducted for tax purposes. Because of their put options, these bonds tend to be less sensitive to changes in interest rates than either long maturity bonds or preferred stocks. The put options also provide enhanced downside protection while retaining the equity participation characteristics of traditional convertible bonds.

SYNTHETIC CONVERTIBLE SECURITIES. A synthetic convertible is created by combining distinct securities that together possess fixed income payments and the right to acquire the underlying equity security. This combination is achieved by investing in nonconvertible fixed-income securities and in warrants or stock or stock index call options that grant the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options. Synthetic convertible securities are generally not considered to be equity securities for purposes of each Fund's investment policy regarding those securities.

Synthetic convertible securities differ from a true convertible security in the following respects:

         . The value of a synthetic convertible is the sum of the values of its fixed-income and convertibility components, which means that the values of a synthetic convertible and a true convertible security will respond differently to market fluctuations.

         . Typically, the two components of a synthetic convertible represent one issuer, but a Fund may combine components representing distinct issuers or combine a fixed income security with a call option on a stock index when the manager determines that such a combination would better promote pursuing a Fund's investment objectives.

         . The component parts of a synthetic convertible security may be purchased simultaneously or separately.

         . The holder of a synthetic convertible faces the risk that the price of the stock, or the level of the market index underlying the convertibility component will decline.

DEBT SECURITIES

IN GENERAL. In general, debt securities represent a loan of money by the purchaser of the securities to the issuer. A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bond, notes and commercial paper are types of debt securities. Each of these differs in the length of the issuer's payment schedule, with commercial paper having the shortest payment schedule.

Debt securities can provide the potential for capital appreciation based on various factors such as changes in interest rates, economic and market conditions, improvement in an issuer's ability to repay principal and pay interest, and ratings upgrades.

Interest Rate The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. To the extent a Fund invests in debt securities, changes in interest rates in any country where the Fund is invested will affect the value of the Fund's portfolio and its share price. During periods of declining interest rates, the value of debt securities generally increases. Conversely, rising interest rates, which will often occur during times of inflation or a growing economy, are likely to have a negative effect on the value of the Fund's shares. Of course, interest rates throughout the world have increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times.


Adjustable Rate Securities (ARS) are debt securities with interest rates that are adjusted periodically pursuant to a pre-set formula and interval. Movements in the relevant index on which adjustments are based, as well as the applicable spread relating to the ARS, will affect the interest paid on ARS and, therefore, the current income earned by a Fund by investing in ARS. (See "Resets.")

The interest rates on ARS are readjusted periodically to an amount above the chosen interest rate index. These readjustments occur at intervals ranging from one to sixty months. The degree of volatility in the market value of the securities held by a Fund and of the net asset value of the Fund's shares will be a function primarily of the length of the adjustment period and the degree of volatility in the applicable indices. It will also be a function of the maximum increase or decrease of the interest rate adjustment on any one adjustment date, in any one year, and over the life of the securities. These maximum increases and decreases are typically referred to as "caps" and "floors," respectively. A Fund does not seek to maintain an overall average cap or floor, although the manager will consider caps or floors in selecting ARS for a Fund.

While the Funds investing in ARS do not attempt to maintain a stable net asset value per share, during periods when short-term interest rates move within the caps and floors of the securities held by a Fund, the fluctuation in market value of the ARS held by the Fund is expected to be relatively limited, since the interest rates on the ARS generally adjust to market rates within a short period of time. In periods of substantial short-term volatility in interest rates, the value of a Fund's holdings may fluctuate more substantially because the caps and floors of its ARS may not permit the interest rates to adjust to the full extent of the movements in the market rates during any one adjustment period. In the event of dramatic increases in interest rates, the lifetime caps on the ARS may prevent the securities from adjusting to prevailing rates over the term of the loan. In this case, the market value of the ARS may be substantially reduced, with a corresponding decline in a Fund's net asset value.

Inverse Floaters are instruments with floating or variable interest rates that move in the opposite direction, usually at an accelerated speed, to short-term interest rates or interest rate indices.

Structured Notes Structured notes may be much more volatile than the underlying instruments themselves, depending on the direction of interest rates, and may present many of the same risks as investing in futures and options. Certain structured notes without leverage characteristics may still be considered risky and an investor could lose an amount equal to the amount invested. As with any debt instruments, structured notes pose credit risk, i.e., the issuer may be unable to make the required payments. Finally, some structured notes may be illiquid, that is, the securities may not be sold as readily as other securities because few investors or dealers trade in such securities or because the notes are complex and difficult to price. Such potential illiquidity may be especially pronounced during severe bond market corrections, i.e., a change or a reversal in the direction of the market. The Board will monitor the liquidity of structured notes. Notes determined to be illiquid will be subject to a Fund's percentage limits on illiquid securities. These notes would have coupon resets that may cause the current coupon to fall to, but not below, zero. Existing credit quality, duration and liquidity standards would apply so that a Fund may not invest in structured notes unless the manager believes that the notes pose no greater credit or market risk than stripped notes. These notes may, however, carry risks similar to those of stripped securities.

RATINGS. Various investment services publish ratings of some of the debt securities in which the Funds may invest. These ratings represent the opinions of the rating services with respect to the issuer's ability to pay interest and repay principal. They do not purport to reflect other risks, such as the risk of fluctuations in market value, and are not absolute standards of quality. See "Description of Bond Ratings" for a for a more complete discussion of the ratings.

Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) will be carefully analyzed by the manager to assess whether, at the time of purchase, the planned investment offers potential returns that are reasonable in light of the risks involved. The manager, in its evaluation of the overall investment merits of a security, will consider the fact that the rating on an issue held in a Fund's portfolio is changed by the rating service or that the security goes into default, but, in general, will not automatically sell the security.

Lower-Rated Securities Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower by Moody's or BB or lower by S&P(R) or from unrated securities deemed by a Fund's manager to be of comparable quality. However, lower- rated securities typically are riskier than investment grade securities. Bonds that are rated C by Moody's are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated C by S&P(R) are securities on which no interest is being paid.

An investment in any Fund that invests in non-investment grade securities, including those issued by foreign companies and governments, is subject to a higher degree of risk than an investment in a Fund that invests primarily in higher-quality securities. You should consider the increased risk of loss to income and principal that is present with an investment in higher risk securities, such as those in which certain of the Funds invest. Accordingly, an investment in any Fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of lower-rated debt securities may be more complex than for issuers of higher rated securities. The ability of a Fund to achieve its investment goal may, to the extent of investment in lower-rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher rated securities. A Fund relies on the manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the manager takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

Lower-rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of lower-rated debt securities may to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of raising interest rates, for example, could cause a decline in lower rated debt securities prices. This is because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of lower-rated debt securities defaults, the Fund may incur additional expenses to seek recovery.

High yield, fixed-income securities frequently have call or buy-back features that allow an issuer to redeem the securities from a Fund. Although these securities are typically not callable for a period of time, usually for three to five years from the date of issue, if an issuer calls its securities during periods of declining interest rates, the manager may find it necessary to replace the securities with lower-yielding securities, which could result in less net investment income for a Fund. The premature disposition of a high yield security due to a call or buy-back feature, the deterioration of an issuer's creditworthiness, or a default by an issuer may make it more difficult for a Fund to manage the timing of its income. To generate cash for distributions, a Fund may have to sell portfolio securities that it otherwise may have continued to hold or use cash flows from other sources, such as the sale of Fund shares. A portfolio may be required under the Internal Revenue Code and U.S. Treasury Regulations to accrue income for income tax purposes on defaulted obligations and to distribute such income to the portfolio shareholders even though the portfolio is not currently receiving interest principal payments on such obligations.

The markets in which lower rated and unrated debt securities are traded are more limited than those in which high rated securities are traded. The existence of limited markets for particular securities may diminish the Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event, such as deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain lower rated or unrated debt securities also may make it more difficult for the Fund to obtain accurate market quotations for the purposes of valuing the Fund's portfolio. Market quotations are generally available on many lower rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

High yield, fixed-income securities that are sold without registration under the federal securities laws carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if a Fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933, which entails special responsibilities and liabilities. A Fund also may incur special costs in disposing of restricted securities, although the Fund will generally not incur any costs when the issuer is responsible for registering the securities.

High yield, fixed-income securities acquired during an initial underwriting involve special risks because they are new issues. The manager will carefully review their credit and other characteristics. The Funds have no arrangement with their underwriter or any other person concerning the acquisition of these securities.

The high yield securities market is relatively new and much of its growth before 1990 paralleled a long economic expansion. Since 1990, the market for high yield securities has been adversely affected during periods of recessions. When recessions occur in the future, the market for high yield securities may be adversely affected. Factors adversely impacting the market value of high yield securities may lower a Fund's net asset value.

The credit risk factors above also apply to lower-quality zero coupon, deferred interest and pay-in-kind securities. These securities have an additional risk, however, because unlike securities that pay interest throughout the time until maturity, a Fund will not receive any cash until the cash payment date. If the issuer defaults, a Fund may not obtain any return on its investment.

Certain of the high yielding, fixed-income securities in which the Funds may invest may be purchased at a discount. When held to maturity or retired, these securities may include an element of capital gain. Capital losses may be realized when securities purchased at a premium, that is, in excess of their stated or par value, are held to maturity or are called or redeemed at a price lower than their purchase price. Capital gains or losses also may be realized upon the sale of securities.

Defaulted Debt The risk of loss due to default may be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other creditors of the issuer. If the issuer of a security in a Fund's portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund's net asset value. Defaulted securities tend to lose much of their value before they default. Thus, a Fund's net asset value may be adversely affected before an issuer defaults. In addition, a Fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

A Fund will buy defaulted debt securities if, in the opinion of the manager, they may present an opportunity for later price recovery, the issuer may resume interest payments, or other advantageous developments appear likely in the near future. Defaulted debt securities may be illiquid and, as such, will be part of the percentage limits on investments in illiquid securities discussed under "Fundamental Investment Restrictions."

LOAN PARTICIPATIONS. Loan participations are interests in floating or variable rate senior loans to U.S. corporations, partnerships and other entities. Generally, these instruments are sold without a guarantee by the lending institution, and are subject to the credit risks of both the borrower and the lending institution. While loan participations generally trade at par value, a Fund also may be able to acquire loan participations that sell at a discount because of the borrower's credit problems. To the extent the borrower's credit problems are resolved, such loan participations may appreciate in value. The manager may acquire loan participations for a Fund when it believes that appreciation will occur over the long term. Most loan participations in which the Funds intend to invest are illiquid and, to that extent, will be included in a Fund's limitation on illiquid investments described under "Illiquid Securities." An investment in these securities carries substantially the same risks as those for defaulted debt securities. Interest payments on these securities may be reduced, deferred, suspended or eliminated and principal payments may likewise be reduced, deferred, suspended or canceled, causing the loss of the entire amount of the investment.

BANK OBLIGATIONS. Bank obligations, or instruments secured by bank obligations, include fixed, floating or variable rate CDs, letters of credit, time deposits, bank notes and bankers' acceptances. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Time deposits are non-negotiable deposits that are held in a banking institution for a specified time at a stated interest rate. Bankers' acceptances are negotiable drafts or bills of exchange normally drawn by an importer or exporter to pay for specific merchandise. When a bank "accepts" a bankers' acceptance, the bank, in effect, unconditionally agrees to pay the face value of the instrument upon maturity.

Certain Funds may invest in obligations of U.S. banks, foreign branches of U.S. banks, foreign branches of foreign banks, and U.S. branches of foreign banks that have a federal or state charter to do business in the U.S. and are subject to U.S. regulatory authorities. The Funds that are permitted to invest in bank obligations may invest in dollar-denominated certificates of deposit and bankers' acceptances of foreign and domestic banks having total assets in excess of $1 billion, certificates of deposit of federally insured savings and loan associations having total assets in excess of $1 billion, or cash and time deposits with banks in the currency of any major nation.

COMMERCIAL PAPER. Commercial paper typically refers to short-term obligations of banks, corporations and other borrowers with maturities of up to 270 days. A Fund may invest in domestic or foreign commercial paper. Investments in commercial paper are generally limited to obligations rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P(R) or, if unrated, issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody's or AAA or AA by S&P(R). Certain Funds also may invest in lower rated commercial paper to the extent permitted by their policies on lower rated debt securities generally. See "Description of Bond Ratings" for a for a more complete description of commercial paper ratings.

DEFERRED INTEREST AND PAY-IN-KIND BONDS. Deferred interest and pay-in-kind bonds are bonds issued at a discount that defer the payment of interest until a later date or pay interest through the issuance of additional bonds, known as pay-in-kind bonds. A Fund will accrue income on deferred interest bonds for tax and accounting purposes. Similarly, a Fund will be deemed to receive interest over the life of such bonds and be treated as if interest were paid on a current basis for federal income tax purposes, although no cash interest payments are received by the Fund until the cash payment date or until the bonds mature. This accrued income from both deferred interest and pay-in-kind bonds must be "distributed" to the insurance company shareholders each year, whether or not such distributions are paid in cash. To the extent such distributions are paid in cash, a Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use other sources such as sales of Fund shares. See "Lower-Rated Securities" above for more information about these bonds.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities differ from conventional bonds in that the principal is paid back over the life of the certificate rather than at maturity. As a result, Funds invested in these securities will receive monthly scheduled payments of interest as well as principal on their investments. In addition, the Funds may receive unscheduled principal payments representing prepayments on the underlying mortgages. When a Fund reinvests the payments and any unscheduled prepayments of principal it receives, it may not be able to purchase another security with a rate of interest that is as low as the rate on the existing security. For this reason, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" long-term interest rates.

The market value of mortgage-backed securities, like other U.S. government securities held by the Funds, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, mortgage-backed securities, while having comparable risk of decline in value during periods of rising rates, may have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. To the extent these securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of a Fund's principal investment to the extent of the premium paid.

1. Adjustable rate mortgage securities (ARMS), like traditional mortgage securities, are interests in pools of mortgage loans. The interest rates on the mortgages underlying ARMS are reset periodically. The adjustable interest rate feature of the mortgages underlying the mortgage securities in which the Funds invest generally will act as a buffer to reduce sharp changes in a Fund's net asset value in response to normal interest rate fluctuations. As the interest rates are reset, the yields of the securities will gradually align themselves to reflect changes in market rates so that their market value will remain relatively stable compared to fixed-rate securities. As a result, a Fund's net asset value should fluctuate less significantly than if the Fund invested in more traditional long-term, fixed-rate securities. During periods of extreme fluctuation in interest rates, however, a Fund's net asset value will fluctuate.

Because the interest rates on the mortgages underlying ARMS are reset periodically, a Fund may participate in increases in interest rates resulting in both higher current yields and lower price fluctuations. This is different from fixed-rate mortgages, which generally decline in value during periods of rising interest rates. A Fund, however, will not benefit from increases in interest rates to the extent that interest rates exceed the maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage security. Since most mortgage securities held by the Funds will generally have annual reset limits or caps of 100 to 200 basis points, short-term fluctuations in interest rates above these levels could cause these mortgage securities to "cap out" and behave more like long-term, fixed-rate debt securities. If prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund generally will be able to reinvest these amounts in securities with a higher current rate of return.

During periods of rising interest rates, changes in the interest rates on mortgages underlying ARMS lag behind changes in the market rate. This may result in a lower net asset value until the interest rate resets to market rates. Thus, you could suffer some principal loss if you sell your shares of a Fund before the interest rates on the mortgages underlying the ARMS in the Fund's portfolio reset to market rates. Also, a Fund's net asset value could vary to the extent that current yields on mortgage-backed securities are different from market yields during interim periods between coupon reset dates. A portion of the ARMS in which the Funds may invest may not reset for up to five years.

During periods of declining interest rates, the interest rates may reset downward, resulting in lower yields to a Fund. As a result, the value of ARMS is unlikely to rise during periods of declining interest rates to the same extent as the value of fixed-rate securities. As with other mortgage-backed securities, declining interest rates may result in accelerated prepayments of mortgages, and a Fund may have to reinvest the proceeds from the prepayments at the lower prevailing interest rates.

For certain types of ARMS, the rate of amortization of principal, as well as interest payments, changes in accordance with movements in a pre-specified, published interest rate index. The amount of interest due to an ARMS holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

 Mortgage loan pools offering pass-through investments in addition to those described above may be created in the future. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term, fixed-rate mortgages. As new types of mortgage securities are developed and offered to investors, a Fund may invest in them if they are consistent with the Fund's goal, policies, and quality standards.

2. Collateralized mortgage obligations (CMOs), real estate mortgage investment conduits (REMICs), and multi-class pass-throughs are debt obligations that are collateralized by mortgage loans or mortgage pass-through securities. These obligations may be issued and guaranteed by U.S. government agencies or instrumentalities or issued by certain financial institutions and other mortgage lenders. CMOs and REMICs are debt instruments issued by special purpose entities and are secured by pools of mortgages backed by residential and various types of commercial properties. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-backed securities.

CMOs are debt instruments that are collateralized by pools of mortgage loans created by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other issuers in the U.S. Principal and interest on the underlying collateral are paid to the issuer of the CMOs to make required payments on these securities. In effect, CMOs "pass-through" the monthly payments made by individual borrowers on their mortgage loans. Timely payment of interest and principal (but not market value) of these pools is supported by various forms of insurance or guarantees issued by U.S. government agencies, private issuers, and mortgage poolers; however, the obligations themselves are not guaranteed.

A CMO is a mortgage-backed security that separates mortgage pools into short-, medium-, and long-term components. Each component pays a fixed rate of interest to security holders at regular intervals. These components enable an investor, such as a Fund, to predict more accurately the pace at which principal is returned.

CMOs and REMICS purchased by a Fund may be:

          (1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government; or

          (2) collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer, an entity specifically created for this purpose, and the guarantee is collateralized by U.S. government securities.


If the collateral securing the obligation is insufficient to make payment on the obligation, a holder could sustain a loss. In addition, a Fund may buy CMOs without insurance or guarantees if, in the opinion of the manager, the sponsor is creditworthy. The ratings of the CMOs will be consistent with the ratings criteria of the Fund. Prepayments of the mortgages included in the mortgage pool may influence the yield of the CMO. Prepayments usually increase when interest rates are decreasing, thereby decreasing the life of the pool. Reinvestment of prepayments may be at a lower rate than that on the original CMO. As a result, the value of CMOs decrease like other debt obligations when interest rates rise, but when interest rates decline, they may not increase as much as other debt obligations due to the prepayment feature.

3. Resets The interest rates paid on ARMS, ARS, and CMOs generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index, although some securities in which the Funds may invest may have intervals as long as five years. There are three main categories of indices: those based on LIBOR, those based on U.S. Treasury securities, and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly used indices include:

          .    the one-, three-, and five-year constant-maturity Treasury rates;
          .    the three-month Treasury bill rate;
          .    the 180-day Treasury bill rate;
          .    rates on longer-term Treasury securities;
          .    the 11th District Federal Home Loan Bank Cost of Funds;
          .    the National Median Cost of Funds;
          .    the one-, three-, six-month, or one-year LIBOR;
          .    the prime rate of a specific bank; or
          .    commercial paper rates.

Some indices, such as the one-year constant-maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds, tend to lag behind changes in market interest rate levels and tend to be somewhat less volatile.

4. Caps and floors. The underlying mortgages that collateralize ARMS and CMOs will frequently have caps and floors that limit the maximum amount by which the loan rate to the borrower may change up or down (a) per reset or adjustment interval and (b) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization (an increase in the principal due). In periods of rising interest rates, certain coupons may be temporarily "capped out" resulting in declines in the prices of those securities and, therefore, a negative affect on share price. Conversely, in periods of declining interval rates, certain coupons may be temporarily "floored out" resulting in an increase in the price of those securities and, therefore, a positive effect on a Fund's share price.

5. Stripped mortgage securities are derivative multi-class mortgage securities. The stripped mortgage securities in which a Fund may invest will only be issued or guaranteed by the U.S. government, its agencies or instrumentalities, or issued by private originators of, or investors in, mortgage loans, including saving and loan associations, mortgagers, banks, commercial banks, investment banks, and special purpose subsidiaries of any of these. Stripped mortgage securities have greater market volatility than other types of mortgage securities in which a Fund invests.

Stripped mortgage securities are usually structured with two classes, each receiving different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security has one class that receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, one class receives all of the interest (the interest-only or "IO" class), while the other class receives the entire principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the yield to maturity of any IO class held by a Fund. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup its initial investment fully, even if the securities are rated in the highest rating categories, AAA or Aaa, by S&P(R) or Moody's, respectively.

Stripped mortgage securities are purchased and sold by institutional investors, such as a Fund, through several investment banking firms acting as brokers or dealers. These securities were only recently developed, and traditional trading markets have not yet been established for all stripped mortgage securities. Accordingly, some of these securities may be illiquid. The staff of the SEC has indicated that only government-issued IO or PO securities that are backed by fixed-rate mortgages may be deemed to be liquid. In addition, even with respect to those securities, if procedures with respect to determining liquidity must be established by a Fund's Board. The Board may, in the future, adopt procedures that would permit a Fund to acquire, hold, and treat as liquid government-issued IO and PO securities. At the present time, however, all such securities will continue to be treated as illiquid and will, together with any other illiquid investments, not exceed a Fund's limitation on illiquid securities. This position may be changed in the future, without notice to shareholders, in response to the SEC staff's continued reassessment of this matter, as well as to changing market conditions.

6. Mortgage dollar rolls. In a mortgage dollar roll, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (name, type, coupon, and maturity) securities on a specified future date. During the period between the sale and repurchase (the "roll period"), the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale.


A "covered roll" is a specific type of mortgage dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction and is maintained in a segregated account. A Fund will not enter into any dollar rolls that are not covered rolls. The Fund could suffer a loss if the contracting party fails to perform the future transaction and the Fund is therefore unable to buy back the mortgage-backed securities it initially sold.

The Funds intend to enter into mortgage dollar rolls only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System. As a matter of non-fundamental policy, the Funds do not consider the purchase and/or sale of a mortgage dollar roll to be a borrowing.

ASSET-BACKED SECURITIES. Asset-backed securities, including adjustable-rate asset-backed securities (which have interest rates that reset at periodic intervals), are similar to mortgage-backed securities except that the underlying assets may include receivables on home equity and credit card loans, and automobile, mobile home, and recreational vehicle loans and leases. The issuer intends to repay using the assets backing the securities (once collected). Therefore, repayment depends largely on the cash-flows generated by the assets backing the securities. Sometimes, the credit support for these securities is limited to the underlying assets. Such assets are more likely than real estate collateral to be inadequate to cover payments on these securities. In other cases, it may be provided by a third party through a letter of credit or insurance guarantee.

Asset-backed commercial paper is often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligators on these underlying assets to make payment, the securities may contain elements of credit support. The credit support falls into two categories: liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of these approaches. The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with the payments. Delinquency or loss that exceeds the anticipated amount could adversely impact the return on an investment in an asset-backed security.

Asset-backed securities are issued in either a pass-through structure (similar to a mortgage pass-through structure) or a pay-through structure (similar to a CMO structure). There may be other types of asset-backed securities that are developed in the future in which a Fund may invest. In general, collateral supporting asset-backed securities has shorter maturities than mortgage loans and historically has been less likely to experience substantial prepayment.

STRIPPED SECURITIES. Stripped securities are the separate income and principal components of a debt security. Once the securities have been stripped, the principal portion may be referred to as a zero coupon security or as a "principal-only strip." Stripped securities do not make periodic payments of interest prior to maturity and the stripping of the interest coupons causes them to be offered at a discount from their face amount. This results in the security being subject to greater fluctuations in response to changing interest rates than interest-paying securities of similar maturities. Stripped securities include: U.S. Treasury STRIPS, Stripped Government Securities, Stripped Obligations of the Financing Corporation (FICO STRIPS), Stripped Corporate Securities, and Stripped Eurodollar Obligations.

1. U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities) are considered U.S. Treasury securities for purposes of a Fund's investment policies. Their risks are similar to those of other U.S. government securities, although they may be more volatile. The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system.

2. Stripped government securities are issued by the U.S. government and its agencies and instrumentalities, by a variety of tax-exempt issuers (such as state and local governments and their agencies and instrumentalities), and by "mixed-ownership government corporations."

3. FICO STRIPS represent interests in securities issued by the Financing Corporation (FICO). FICO is the financing vehicle for the recapitalization of the Federal Savings and Loan Insurance Corporation (FSLIC). FICO STRIPS are not backed by the full faith and credit of the U.S. government but are generally treated as U.S. government agency securities.


4. Stripped corporate securities are zero coupon securities issued by domestic corporations. They consist of corporate debt obligations without interest coupons, interest coupons that have been stripped from corporate debt obligations, and receipts and certificates for stripped debt obligations and stripped coupons.

5. Stripped eurodollar obligations are stripped debt obligations denominated in U.S. dollars that are issued by foreign issuers, often subsidiaries of domestic corporations.


U.S. GOVERNMENT SECURITIES. U.S. government securities include: (1) U.S. Treasury obligations with varying interest rates, maturities and dates of issuance, such as U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (original maturities of one to ten years) and U.S. Treasury bonds (generally original maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities such as the Government National Mortgage Association, the Export-Import Bank and the Farmers Home Administration. Some of the Funds' investments will include obligations that are supported by the full faith and credit of the U.S. government. In the case of U.S. government securities that are not backed by the full faith and credit of the U.S. government (e.g., obligations of the Federal National Mortgage Association (FNMA) or a Federal Home Loan Bank), the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitments.

1. Government National Mortgage Association obligations (Ginnie Maes). The Government National Mortgage Association's guarantee of payment of principal and interest on Ginnie Maes is backed by the full faith and credit of the U.S. government. The Government

National Mortgage Association may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. Ginnie Mae yields (interest income as a percentage of price) have historically exceeded the current yields on other types of U.S. government securities with comparable maturities. The effects of interest rate fluctuations and unpredictable prepayments of principal, however, can greatly change realized yields. As with most bonds, in a period of rising interest rates, the value of a Ginnie Mae will generally decline. In a period of declining interest rates, it is more likely that mortgages contained in Ginnie Mae pools will be prepaid, thus reducing the effective yield. This potential for prepayment during periods of declining interest rates may reduce the general upward price increases of Ginnie Maes as compared to the increases experienced by noncallable debt securities over the same periods. In addition, any premium paid on the purchase of a Ginnie Mae will be lost if the obligation is prepaid. Of course, price changes of Ginnie Maes and other securities held by the Funds will have a direct impact on the net asset value per share of the Funds.

2. Small Business Administration (SBA) securities are pools of loans to small businesses that are guaranteed as to principal and interest by the SBA, and supported by the full faith and credit of the U.S. government. SBA loans generally have variable interest rates that are set at a premium above the prime rate, and generally have no interest rate caps or floors. The terms on SBA loans currently range from 7 to 25 years from the time they are issued. As with mortgage-backed securities such as GNMAs, prepayments can greatly change realized yields for SBA securities. While the prepayment rate of mortgage-backed securities has generally been a function of market interest rates, the prepayment rate of SBA securities has historically depended more on the purpose and term of the loan and the rate of borrower default. Shorter-term SBA loans have had the highest prepayment rates, particularly if the loans were for working capital; long-term, real-estate backed SBA loans prepay much more slowly. SBA securities are sometimes offered at a premium above their principal amount, which increases the risks posed by prepayment.

U.S. TREASURY ROLLS. In "U.S. Treasury rolls," a Fund sells outstanding U.S. Treasury securities and buys back "when-issued" U.S. Treasury securities of slightly longer maturity for simultaneous settlement on the settlement date of the "when-issued" U.S. Treasury security. Two potential advantages of this strategy are (1) the Fund can regularly and incrementally adjust its weighted average maturity of its portfolio securities (which otherwise would constantly diminish with the passage of time); and (2) in a normal yield curve environment (in which shorter maturities yield less than longer maturities), a gain in yield to maturity can be obtained along with the desired extension.


During the period before the settlement date, the Fund continues to earn interest on the securities it is selling. It does not earn interest on the securities that it is purchasing until after the settlement date. The Fund could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on the settlement date, and if market conditions changed adversely. The Fund intends, however, to enter into U.S. Treasury rolls only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System.

MUNICIPAL SECURITIES. Municipal securities are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public or private projects. The issuer pays a fixed, floating or variable rate of interest, and must repay the amount borrowed (the "principal) at maturity. Municipal securities generally pay interest free from federal income tax.

ZERO COUPON BONDS. Zero coupon bonds are debt obligations that are issued at a significant discount from the value set forth on the face of the bond. The original discount approximates the total amount of interest the bonds will accumulate and compounds over the period until maturity or the first interest accumulation date at a rate of interest reflecting the market rate of the security at the time of issuance. Although a zero coupon bond pays no interest to its holder during its life, a Fund will be deemed to have received income on such investments for tax and accounting purposes. That income is distributable to shareholders even though no cash is received at the time of accrual, which may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations. Zero coupon bonds may include stripped securities as noted above.

Zero coupon or deferred interest securities are debt securities that make no periodic interest payments before maturity or a specified date when the securities begin paying current interest (the "cash payment date), and therefore are generally issued and traded at a discount from their face amount or par value. The discount varies depending on the time remaining until maturity or the cash payment date, as well as prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date approaches.

The value of zero coupon securities is generally more volatile than the value of other fixed-income securities that pay interest periodically. Zero-coupon securities are also likely to respond to changes in interest rates to a greater degree than other fixed-income securities having similar maturities and credit quality.

DERIVATIVE SECURITIES

IN General. In general, derivative securities are those securities whose values are dependent upon the performance of one or more securities, indices or currencies and include:

         .        adjustable rate mortgage securities;
         .        adjustable rate securities;
         .        collateralized mortgage obligations;
         .        convertible securities with enhanced yield features such as
                  PERCS, ACES, DECS, and PEPS;
         .        forward contracts;
         .        futures contracts;
         .        inverse floaters;
         .        mortgage pass-throughs, including multiclass pass-throughs, stripped mortgage securities, and other asset-backed
                  securities;
         .        options;
         .        re-securitized government project loans;
         .        spreads and straddles;

         .        swaps;
         .        synthetic convertible securities; and
         .        uncovered mortgage dollar rolls.


Derivatives may be used for "hedging," which means that they may help manage risks relating to interest rates, currency fluctuations and other market factors. They also may be used to increase liquidity or to invest in a particular stock or bond in a more efficient or less expensive way.

Futures contracts. Although futures contracts by their terms call for the actual delivery or acquisition of securities, or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or cash. A contractual obligation is offset by buying (or selling, as the case may be) on a commodities exchange an identical financial futures contract calling for delivery in the same month. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or cash. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it buys or sells financial futures contracts.

A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. The purpose of the acquisition or sale of a futures contract is to attempt to protect the Fund from fluctuations in the price of portfolio securities without actually buying or selling the underlying security. Futures contracts have been designed by exchanges that have been designated "contracts markets" by the Commodity Futures Trading Commission
(CFTC) and must be executed through a futures commission merchant, or brokerage firm, that is a member of the relevant contract market. The exchanges guarantee performance of the contracts as between the clearing members of the exchange.

A purchase or sale of a futures contract may result in losses in excess of the amount invested. A Fund may not be able to properly hedge its securities where a liquid secondary market is unavailable for the futures contract the Fund wishes to close. In addition, there may be an imperfect correlation between movements in the securities or foreign currency on which the futures or options contract is based and movements in the securities or currency held by the Fund. Adverse market movements could cause the Fund to lose up to its full investment in a call option contract and/or to experience substantial losses on an investment in a futures contract. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option.

Although the manager believes that the use of futures contracts may benefit certain Funds, if the manager's investment judgment about the general direction of interest or currency exchange rates is incorrect, a Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if a Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of the bonds which it has hedged because it will have offsetting losses in its futures positions. Similarly, if a Fund sells a foreign currency futures contract and the U.S. dollar value of the currency unexpectedly increases, the Fund will lose the beneficial effect of the increase on the value of the security denominated in that currency. In addition, in such situations, if a Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements. Sales of bonds may be, but are not necessarily, at increased prices that reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the manager may still not result in a successful transaction.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and, therefore, does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

The Funds that are authorized to engage in futures transactions intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. A Fund may not be able to achieve a perfect correlation between its futures positions and portfolio positions in corporate fixed-income securities because futures contracts based on these securities are not currently available.

Futures contracts that are purchased on foreign exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, foreign futures contracts may be subject to varied regulatory oversight. The price of any foreign futures contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.

A Fund may enter into futures contracts on foreign currencies, interest rates, or on debt securities that are backed by the full faith and credit of the U.S. government, such as long-term U.S. Treasury bonds, Treasury notes, Government National Mortgage Association modified pass-through mortgage-backed securities, and three-month U.S. Treasury bills. A Fund also may enter into futures contracts on corporate securities and non-U.S. government debt securities, but such futures contracts are not currently available.

At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (initial deposit). Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value. In addition, the Fund must maintain with its custodian bank, to the extent required by the rules of the Securities and Exchange Commission (SEC), assets in a segregated account to cover its obligations with respect to such contract, which will consist of cash, cash equivalents or high quality debt securities from its portfolio in an amount equal to the market value of such futures contract or related option.


At the time of delivery of securities on the settlement date of a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

A Fund will not engage in transactions in futures contracts for speculation. Futures contracts will be used as a hedge against changes resulting from market conditions in the values of its securities or securities that it intends to buy or to attempt to protect a Fund from fluctuations in price of portfolio securities without actually buying or selling the underlying security.

The CFTC and the various exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Funds do not believe that these trading and positions limits will have an adverse impact on the Funds' strategies for hedging their securities.

1. Financial futures. Financial futures contracts are commodity contracts that obligate the purchase or seller to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index during a specified future period at a specified price.

Although financial futures contracts by their terms call for the actual delivery or acquisition of securities, or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or cash. The obligation to make or take delivery is ended by buying (or selling, as the case may be) on an exchange an identical financial futures contract calling for delivery in the same month. All transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded. The Fund will incur brokerage fees when it buys or sells financial futures.

2. Options on futures contracts. A Fund may purchase and write options on futures contracts for hedging purposes only. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security or currency. Depending on the price of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities or currency, the option may be less risky than direct ownership of the futures contract or the underlying securities or currency. As with the purchase of futures contracts, when a Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates or appreciation in the value of a foreign currency against the U.S. dollar.

If a Fund writes a call option on a futures contract and the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which may provide a partial hedge against any decline that may have occurred in the value of the Fund's holdings. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which may provide a partial hedge against any increase in the price of securities that the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Fund's losses from existing options on futures may be affected by changes in the value of its portfolio securities.

The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In writing options on futures, a Fund's loss is potentially unlimited and may exceed the amount of the premium received. Also, a Fund may not be able to properly hedge its securities or close out option contract positions where a liquid secondary market is unavailable for the option the Fund wishes to close. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Unless a Fund has a stated policy otherwise, it will purchase a put option on a futures contract only to hedge the Fund's portfolio against the risk of rising interest rates or the decline in the value of securities denominated in a foreign currency.

3. Bond index futures and options on such futures. A Fund may buy and sell futures contracts based on an index of debt securities and options on such futures contracts to the extent they currently exist and, in the future, may be developed. The Fund also reserves the right to conduct futures and options transactions based on an index that may be developed in the future to correlate with price movements in certain categories of debt securities. A Fund's investment strategy in employing futures contracts based on an index of debt securities may be similar to that used by it in other financial futures transactions. A Fund also may buy and write put and call options on such index futures and enter into closing transactions with respect to such options.

4. Stock index futures and options on such futures. A Fund may buy and sell stock index futures contracts and options on stock index futures contracts that trade on domestic exchanges and, to the extent such contracts have been approved by the CFTC for sale to customers in the U.S., on foreign exchanges. In general, these Funds may invest in index futures for hedging purposes. Open futures contracts are valued on a daily basis and a Fund may be obligated to provide or receive cash reflecting any decline or increase in the contracts value.

Stock index futures contracts obligate the seller to deliver (and the buyer to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

A Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset a possible decrease in market value of its equity securities. When a Fund is not fully invested in stocks and anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of common stocks that it intends to buy.

Options on stock index futures. To hedge against risks of market price fluctuations, a Fund may buy and sell call and put options on stock index futures. The need to hedge against these risks will depend on the extent of diversification of the Fund's common stock portfolio and the sensitivity of such investments to factors influencing the stock market as a whole.

Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on stock index futures give the holder the right to receive cash. Upon exercise of the option, the writer of the option will deliver to the holder of the option the accumulated balance in the writer's futures margin account representing the amount that the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day before the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

5. Future developments. The Funds may take advantage of opportunities in the area of options, futures, and options in futures and any other derivative investments that are not presently contemplated for use by the Funds or that are not currently available but which may be developed, to the extent such opportunities are consistent with the Funds' investment goals and legally permissible for the Funds.

Forward conversions. In a forward conversion, a Fund buys securities and writes call options and buys put options on such securities. By purchasing puts, a Fund protects the underlying security from depreciation in value. By selling calls on the same security, a Fund receives premiums which may offset part or all of the cost of purchasing the puts while foregoing the opportunity for appreciation in the value of the underlying security. A Fund will not exercise a put it has purchased while a call option on the same security is outstanding.

Although it is generally intended that the exercise price of put and call options would be identical, situations might occur in which some option positions are acquired with different exercise prices. Therefore, a Fund's return may depend in part on movements in the price of the underlying security.

FORWARD CONTRACTS. Forward contracts are not traded on contract markets regulated by the CFTC or by the SEC. The ability of a Fund to use forward contracts could be restricted to the extent that Congress authorizes the CFTC or the SEC to regulate such transactions. Forward contracts are traded through financial institutions acting as market makers. Also, a hedging strategy may not be successful if the Fund is unable to sell its forward contract, currency futures contract, or option on a foreign currency with the market maker from which it bought the security.

OPTIONS. A stock option is a contract that provides the holder the right to buy or sell shares of the stock at a fixed price, within a specified period of time. An option on a stock index is a contract that allows the buyer of the option the right to receive from the seller cash, in an amount equal to the difference between the index's closing price and the option's exercise price. A futures contract is an obligation to buy or sell a specified security or currency at a set price on a specified future date. A stock index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and end of the contract period.

Unless otherwise noted in a Fund's policies, the value of the underlying securities on which options may be written at any one time will not exceed 15% of the Fund's assets. Nor will a Fund purchase put or call options if the aggregate premium paid for such options would exceed 5% of its assets at the time of purchase. Unless otherwise noted in a Fund's policies, none of the Funds permitted to purchase contracts will purchase or sell futures contracts or options on futures contracts if, immediately thereafter, the aggregate amount of initial margin deposits on all the futures positions of the Fund and the premiums paid on options on futures contracts would exceed 5% of the market value of the Fund's total assets.

A Fund may write (sell) covered put and call options and buy put and call options on securities listed on a national securities exchange and in the over-the-counter (OTC) market. Additionally, a Fund may "close out" options it has entered into.

A call option gives the option holder the right to buy the underlying security from the option writer at the option exercise price at any time prior to the expiration of the option. A put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price at any time prior to the expiration of the option. The OTC market is the dealer-to-dealer market in securities, in this case, option securities in which the Fund may buy or sell.

A Fund's options investments involve certain risks. The effectiveness of an options strategy depends on the degree to which price movements in the underlying securities correlate with price movements in the relevant portion of the Fund's portfolio. In addition, the Fund bears the risk that the prices of its portfolio securities will not move in the same amount as the option it has purchased, or that there may be a negative correlation that would result in a loss on both the securities and the option. If the manager is not successful in using options in managing a Fund's investments, the Fund's performance will be worse than if the manager did not employ such strategies.

When trading options on foreign exchanges or in the over-the-counter market, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. The purchaser of an option can lose the amount of the premium plus related transaction costs. Moreover, a Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements associated with option writing.

Options on securities traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist and a Fund may have difficulty effecting closing transactions in particular options. Therefore, the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities where a buyer exercises put or call options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

A Fund also may use "collars." A"collar" position combines a long put option (the right of the Fund to sell a specific security within a specified period) with a short call option (the right of the counterparty to buy the same security) in a single instrument. The Fund's right to sell the security is typically set at a price that is below the counterparty's right to buy the security. Thus, the combined position "collars" the performance of the underlying security, providing protection from depreciation below the price specified in the put option, and allowing for participation in any appreciation up to the price specified by the call option.

1. Buying call and put options on securities. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.


A Fund may buy call options on securities that it intends to buy in order to limit the risk of a substantial increase in the market price of the security before the purchase is effected. A Fund also may buy call options on securities held in its portfolio and on which it has written call options.

As the holder of a put option, a Fund has the right to sell the underlying security at the exercise price at any time during the option period. A Fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire.

A Fund may buy a put option on an underlying security or currency owned by the Fund (a protective put) as a hedging technique in order to protect against an anticipated decline in the market value of the security. Such hedge protection is provided only during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price, regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security when the manager deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the security is eventually sold.

A Fund also may buy put options at a time when it does not own the underlying security. By buying put options on a security it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option.

In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

2. Writing covered call and put options on securities. A Fund may write options to generate additional income and to hedge its portfolio against market or exchange rate movements. The writer of covered calls gives up the potential for capital appreciation above the exercise price of the option should the underlying stock rise in value. If the value of the underlying stock rises above the exercise price of the call option, the security may be "called away" and a Fund required to sell shares of the stock at the exercise price. A Fund will realize a gain or loss from the sale of the underlying security depending on whether the exercise price is greater or less than the purchase price of the stock. Any gain will be increased by the amount of the premium received from the sale of the call; any loss will be decreased by the amount of the premium received. If a covered call option expires unexercised, a Fund will realize a gain in the amount of the premium received. If, however, the stock price decreases, the hedging benefit of the covered call option is limited to the amount of the premium received.

A call option written by a Fund is "covered" if a Fund:

         (a)      owns the underlying security that is subject to the call; or
         (b) has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio.

A call option is also covered if a Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held:

         (a) is equal to or less than the exercise price of the call written; or
         (b) is greater than the exercise price of the call written if the difference in exercise prices is maintained by a Fund in cash and marketable securities.

Options may be written in connection with "buy-and-write" transactions; that is, a Fund may purchase a security and then write a call option against that security. The exercise price of the call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (in-the-money), equal to (at-the-money), or above (out-of-the-money) the current value of the underlying security at the time the option is written.

When a Fund writes a covered call option, the underlying securities that are subject to the call will be held in a segregated account (or escrow) with the Fund's custodian. It will be unable to sell the underlying securities that are subject to the call until it either effects a closing transaction with respect to the call, or otherwise satisfies the conditions for release of the underlying securities from escrow, as may be imposed by the broker through which the call is effected. In addition, if the broker fails to timely issue instructions to the Fund's custodian to permit the release of the underlying security when the escrow is no longer required, the Fund may be unable to sell the securities when it desires to do so.

The writer of covered puts retains the risk of loss should the underlying security decline in value. If the value of the underlying stock declines below the exercise price of the put option, the security may be "put to" a Fund and the Fund required to buy the stock at the exercise price. A Fund will incur an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option. However, the loss will be offset at least in part by the premium received from the sale of the put. If a put option written by a Fund expires unexercised, the Fund will realize a gain in the amount of the premium received.

A put option written by the Fund is "covered" if the Fund maintains cash and marketable securities with a value equal to the exercise price in a segregated account with its custodian bank. A put option is also covered if the Fund holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the market value of the underlying security at that time.

If the writer of an option wants to terminate its obligation, the writer may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the writer's position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the holder of an option may liquidate its position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction may be made at the time desired by a Fund.

Effecting a closing transaction in the case of a written call option allows the Fund to write another call option in the underlying security with a different exercise price, expiration date or both. In the case of a written put option, a closing transaction allows the Fund to write another covered put option. Effecting a closing transaction also allows the cash or proceeds from the sale of any securities subject to the option to be used for other Fund investments. If the Fund wants to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or at the same time as the sale of the security.

A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to buy the option. Likewise, a Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option. Increases in the market price of a call option will generally reflect increases in the market price of the underlying security. As a result, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

3. Options on stock indices. A Fund also may buy and sell both call and put options on stock indices in order to hedge against the risk of market or industry-wide stock price fluctuations or to increase income to the Fund. Call and put options on stock indices are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater (or less, in the case of puts) than the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified number. Thus, unlike stock options, all settlements are in cash, and gain or loss depends on the price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stock.

When a Fund writes an option on a stock index, the Fund may cover the option by owning securities whose price changes, in the opinion of the manager, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. The Funds also may cover by establishing a segregated account containing cash or marketable securities with its custodian bank in an amount at least equal to the market value of the underlying stock index. The Fund will maintain the account while the option is open or it will otherwise cover the transaction.

A Fund's ability to effectively use options on stock indices depends on the degree to which price movements in the underlying index or underlying securities correlate with price movements in the relevant portion of the Fund's portfolio. Inasmuch as these securities will not duplicate the components of any index, the correlation will not be perfect. Consequently, a Fund bears the risk that the prices of the securities underlying the option will not move in the same amount as the option. It is also possible that there may be a negative correlation between the index and the hedged securities that would result in a loss on both the securities and the instrument. Accordingly, successful use by a Fund of options on stock indices, will be subject to the manager's ability to predict correctly movements in the direction of the securities markets generally or of a particular segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Positions in stock index options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option at any specific time. Thus, it may not be possible to close an option position. The inability to close options positions could have an adverse impact on the Fund's performance.

4. Over-the-counter (OTC) options. Like exchange traded options, OTC options give the holder the right to buy, in the case of OTC call options, or sell, in the case of OTC put options, an underlying security from or to the writer at a stated exercise price. OTC options, however, differ from exchange traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done based on information from market makers. OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, however, than exchange traded options and the writer of an OTC option is paid the premium in advance by the dealer.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. A Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. A Fund may suffer a loss if it is not able to exercise or sell its position on a timely basis. When a Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the Fund originally wrote the option. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

The Funds understand the current position of the staff of the SEC to be that purchased OTC options are illiquid securities and that the assets used to cover the sale of an OTC option are considered illiquid. The Funds and the manager disagree with this position. Nevertheless, pending a change in the staff's position, the Funds will treat OTC options and "cover" assets as subject to a Fund's limitation on illiquid securities.

5. Spread and straddle options transactions. In "spread" transactions, a Fund buys and writes a put or buys and writes a call on the same underlying security with the options having different exercise prices and/or expiration dates. In "straddles," a Fund purchases or writes combinations of put and call options on the same security. When a Fund engages in spread and straddle transactions, it seeks to profit from differences in the option premiums paid and received and in the market prices of the related options positions when they are closed out or sold. Because these transactions require a Fund to buy and/or write more than one option simultaneously, the Fund's ability to enter into such transactions and to liquidate its positions when necessary or deemed advisable may be more limited than if the Fund was to buy or sell a single option. Similarly, costs incurred by a Fund in connection with these transactions will in many cases be greater than if the Fund was to buy or sell a single option.

SWAP AGREEMENTS. A Fund may enter into swap agreements for the purpose of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in a security that yielded or produced that desired return. These instruments also may be used for tax and/or cash management purposes. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year (swap transaction). In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a particular security, or at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The notional amount of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. A Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S government securities, or high grade debt obligations, to limit any potential leveraging of the Fund's portfolio.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the ability of the manager correctly to spredict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The manager will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain positions adopted by the Internal Revenue Service may limit a Fund's ability to use swap agreements in a desired tax strategy. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market and the laws relating to swaps, including potential government regulation, could adversely effect a Fund's ability to terminate existing swap agreements, to realize amounts to be received under such agreements, or to enter into swap agreements, or could have adverse tax consequences.

1. Interest rate swaps. An interest rate swap is an agreement between two parties to exchange sets of cash flows over a period in the future. Most corporate and government bonds pay fixed coupons, and are exposed to the risk of rising interest rates. Swapping fixed payments for floating payments, an interest rate swap is a vehicle to hedge interest rate risk.

An example of an interest rate swap is an exchange between one obligation that has an interest rate fixed to maturity with another that has an interest rate that changes with changes in a designated benchmark, such as the London Interbank Offered Rate (LIBOR), prime, commercial paper, or other benchmarks. The obligations to make repayment of principal on the underlying securities are not transferred. Similarly, the right to receive such payments is not transferred. These transactions generally require the participation of an intermediary, frequently a bank. The entity holding the fixed rate obligation will transfer the obligation to the intermediary, and the entity will then be obligated to pay to the intermediary a floating rate of interest, generally including a fractional percentage as a commission for the intermediary. The intermediary also makes arrangements with a second entity that has a floating-rate obligation that substantially mirrors the obligation desired by the first entity. In return for assuming a fixed obligation, the second entity will pay the intermediary all sums that the intermediary pays on behalf of the first entity, plus an arrangement fee and other agreed upon fees.

Interest rate swaps permit the party seeking a floating rate obligation the opportunity to acquire the obligation at a lower rate than is directly available in the credit market, while permitting the party desiring a fixed rate obligation the opportunity to acquire a fixed rate obligation, also frequently at a price lower than is available in the capital markets. The success of the transaction depends in large part on the availability of fixed rate obligations at a low enough coupon rate to cover the cost involved.

Certain Funds intend to participate in interest rate swaps involving obligations held in a Fund's portfolio on which it is receiving payments of principal and interest. A Fund might do this, for example, in order to gain or reduce its exposure to fixed interest rate payments under certain market conditions. To the extent, a Fund does not own the underlying obligation, however, the Fund will maintain, in a segregated account with its custodian bank, cash or marketable securities with an aggregate value equal to the amount of the Fund's outstanding swap obligation.

A Fund will only enter into interest rate swaps on a net basis, which means that the Fund will receive or pay, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, a Fund's risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund must make. If the other party to an interest rate swap defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund is entitled to receive.

DIVERSIFICATION

Each Fund, except the Global Health Care, Global Income, Value, Strategic Income and Technology Funds, will operate as a diversified fund under federal securities law. Each diversified Fund may not, with respect to 75% of its total assets, purchase the securities of any one issuer (except U.S. government securities) if (a) more than 5% of the value of the Fund's assets would be invested in such issuer, or (b) hold more than 10% of any or all classes of the securities of any one issuer or, in the case of the S&P 500 Index, Asset Strategy, Developing Markets, International Securities, Rising Dividends, Small Cap and Aggressive Growth Funds, the Fund would hold more than 10% of the outstanding voting securities of such issuer.

In addition, each diversified Fund intends to diversify its investments to meet the requirements under federal tax laws relating to regulated investment companies and variable contracts issued by insurance companies.

A Fund's investments in U.S. government securities are not subject to these limitations. In the case of Funds investing in obligations of U.S. government agencies or instrumentalities, each agency or instrumentality is treated as a separate issuer for purposes of the above rules.

FOREIGN CURRENCY TECHNIQUES AND HEDGING

The Funds typically enter into forward currency exchange contracts to protect against declines in the value of a Fund's portfolio securities and the income on these securities. A Fund will normally conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. Successful use of forward contracts, currency futures contracts and options on foreign currencies depends on the manager's ability to properly predict movements in the foreign currency markets. There may be an imperfect correlation between movements in the foreign currency on which a forward contract, currency futures contract, or option on a foreign currency is based and movements in the foreign currency. The Funds may, but do not presently intend to, enter into other transactions, or use other techniques.

FORWARD CURRENCY EXCHANGE CONTRACTS. The Funds use forward currency exchange contracts in an effort to minimize the risk of adverse changes in the relationship between currencies or to enhance income. A forward contract involves an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

A Fund may either accept or make delivery of the currency specified at the maturity of a forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

A Fund may construct an investment position by combining a debt security denominated in one currency with a forward contract calling for the exchange of that currency for another currency. The investment position is not itself a security but is a combined position (i.e., a debt security coupled with a forward contract) that is intended to be similar in overall performance to a debt security denominated in the currency purchased.

A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security by buying the amount of foreign currency needed to settle the transaction. Thus, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Similarly, when a Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that foreign currency for a fixed dollar amount. A Fund also may purchase and sell forward contracts for non-hedging purposes when the manager anticipates that the foreign currency will appreciate or depreciate in value but securities denominated in that currency do not present attractive investment opportunities and are held in a Fund.

A Fund sets aside or segregates sufficient cash, cash equivalents, or readily marketable debt securities held by its custodian bank as deposits for commitments created by open forward contracts. The Fund will cover any commitments under these contracts to sell currency by owning or acquiring the underlying currency (or an absolute right to acquire such currency). The segregated account will be marked-to-market daily. The ability of a Fund to enter into forward contracts is limited only to the extent forward contracts would, in the opinion of the manager, impede portfolio management or the ability of the Fund to honor redemption requests.

Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or between foreign currencies. Unanticipated changes in currency exchange rates also may result in poorer overall performance for the Fund than if it had not entered into such contracts.

The Funds generally will not enter into a forward contract with a term of greater than one year.

If a Fund retains a portfolio security and enters into a closing transaction, the Fund will have a gain or a loss to the extent that the forward contract prices have increased or decreased. If a Fund enters into a closing transaction, it may subsequently enter into a new forward contract to sell the foreign currency. If forward prices decline between the date that a Fund enters into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain. If forward prices increase, a Fund will suffer a loss.

The purchase and sale of exchange-traded foreign currency options are subject to the risks of the availability of a liquid secondary market, as well as the risks of adverse market movements, possible intervention by governmental authorities, and the effects of other political and economic events.

CURRENCY RATE SWAPS. A currency rate swap is the transfer between two counterparties of their respective rights to receive payments in specified currencies.

Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, a Fund could lose the entire principal value of a currency swap if the other party defaults.

The use of interest rate and currency swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the managers are incorrect in their forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

CURRENCY FUTURES CONTRACTS. Currency futures contracts are traded on regulated commodity exchanges, including non-U.S. exchanges. A currency futures contract is a standardized contract for the future delivery of a specified amount of currency at a future date at a price set at the time of the contract. A Fund may use currency futures contracts to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities that a Fund intends to purchase at a later date.

A Fund may either accept or make delivery of the currency specified at the maturity of a currency futures contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to currency futures contracts are effected on the exchange on which the contract was entered into (or on a linked exchange).

OPTIONS ON FOREIGN CURRENCIES. A Fund may buy and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter) for hedging purposes to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities or other assets to be acquired. As in the case of other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. A Fund could be required to buy or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, the Fund may lose the entire amount of the premium plus related transaction costs.

FOREIGN SECURITIES AND INVESTMENTS

IN GENERAL. Funds may invest in foreign securities, provided the investments are consistent with their objectives and comply with their concentration and diversification policies. The Funds may buy the securities of foreign issuers directly in foreign markets, both in developed and developing countries. The securities of foreign issuers may be denominated in foreign currency. The Funds also may buy foreign securities that are traded in the U.S. Investments in foreign securities may offer potential benefits not available from investments solely in securities of domestic issuers or dollar-denominated securities. These benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the manager, to offer:

         . a better outlook for long-term capital appreciation or current earnings than investments in domestic issuers;
         . an opportunity to invest in foreign nations whose economic policies or business cycles are different from those of the U.S.; and,
         . the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

Investments in foreign securities where delivery takes place outside the U.S. will be made in compliance with any applicable U.S. and foreign currency restrictions and tax and other laws limiting the amount and types of foreign investments. A Fund could experience investment losses if there are changes of:

         .        governmental administrations;

         .        economic or monetary policies in the U.S. or abroad;
         .        circumstances in dealings between nations; or
         .        currency convertibility or exchange rates.


The value of foreign (and U.S.) securities is affected by general economic conditions and individual company and industry earnings prospects. While foreign securities may offer significant opportunities for gain, they also involve additional risks that can increase the potential for losses in a Fund. These risks can be significantly greater for investments in emerging markets. Investments in Depositary Receipts also involve some or all of the risks described below.

The political, economic, and social structures of some countries in which a Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, expropriation, restrictions on removal of currency or other assets, nationalization of assets, and punitive taxes.

There may be less publicly available information about foreign companies or governments compared to the reports and ratings published about U.S. companies and available information about public entities in the U.S. Certain countries' financial markets and services are less developed than those in the U.S. or other major economies. As a result, they may not have uniform accounting, auditing, and financial reporting standards and may have less government supervision of financial markets. A Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign securities markets may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. Transaction costs (the costs associates with buying and selling securities) on foreign securities markets, including those for custodial services are generally higher than in the U.S. The settlement practices may be cumbersome and result in delays that may affect portfolio liquidity. A Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Investments in securities of issuers in foreign nations also may be affected by cessation of trading on national exchanges, expropriation, nationalization, or confiscatory taxation, withholding, and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments. Expropriation of assets refers to the possibility that a country's laws will prohibit the return to the U.S. of any monies which a Fund has invested in the country. Confiscatory taxation refers to the possibility that a foreign country will adopt a tax law which has the effect of requiring the Fund to pay significant amounts, if not all, of the value of the Fund's investment to the foreign country's taxing authority. Diplomatic developments means that all communications and other official governmental relations between the country and the United States could be severed. This may occur as a result of certain actions occurring within a foreign country, such as significant civil rights violations, or because of the actions of the United States during a time of crisis in the particular country. As a result of such diplomatic developments, U.S. investors' money in the particular country, including that of the Funds, could be abandoned with no way to recover the money.

A Fund's investments in foreign securities may increase the risks with respect to the liquidity of the Fund's portfolio. This could inhibit the Fund's ability to meet a large number of shareholder redemption requests in the event of economic or political turmoil in a country in which the Fund has a substantial portion of its assets invested or deterioration in relations between the U.S. and the foreign country.

Through the Funds' flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places the Funds' investments. The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

The Board considers the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories. However, in the absence of willful misfeasance, bad faith, or gross negligence on the part of the Funds' manager, any losses resulting from the holding of the Funds' portfolio securities in foreign countries and/or with securities depositories will be at the risk of the shareholders. No assurance can be given that the Board's appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments might not occur.

CURRENCY CONSIDERATIONS. If a Fund holds securities denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of what the Funds owns and its share price. In addition, changes in foreign currency exchange rates will affect a Fund's income and distributions to shareholders. Some countries in which the Funds may invest also may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain currencies may not be internationally traded. To the extent that the manager intends to hedge currency risk in certain Funds, the Funds endeavor to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) may be incurred, particularly when a Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Some countries may adopt policies that would prevent the Funds from transferring cash out of the country or withhold portions of interest and dividends at the source.

Certain currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund. Where the exchange rate for a currency declines materially after a Fund's income has been accrued and translated into U.S. dollars, a Fund may need to redeem portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the

Fund will have to convert a greater amount of the currency into U.S. dollars in order to pay the expenses.

Euro On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. By July 1, 2002, the euro, which will be implemented in stages, is schedule to have replaced the national currencies of certain member countries, including: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

The exchange rate of the currencies of each of these countries has been fixed to the euro. The euro trades on currency exchanges and is available for non-cash transaction. The participating countries currently issue sovereign debt exclusively in euro. By July 1, 2002, euro-denominated bills and coins will replace the bills and coins of the above countries.

The European Central Bank has control over each country's monetary policies. Therefore, the participating countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax policies and public debt levels.

The change to the euro as a single currency is relatively new and untested. It is not possible to predict the impact of the euro on currency values or on the business or financial condition of European countries and issuers, and issuers in other regions, whose securities the Fund may hold, or the impact, if any, on Fund performance. In the first six months of the euro's existence, the exchange rates of the euro versus many of the world's major currencies steadily declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns on their euro-denominated securities. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets.

While the implementation of the euro could have a negative effect on the Fund, the Fund's manager and its affiliated service providers are taking steps they believe are reasonably designed to address the euro issue.

EMERGING MARKETS. Each Fund that invests in emerging market securities may use a slightly different definition of emerging market countries. Emerging market countries generally include countries that are generally considered low or middle income countries by the International Bank for Reconstruction and Development (commonly known as the World Bank) or the International Finance Corporation.

As many developing countries restructure their existing bank debt and economic conditions improve, these obligations have become available and may offer the Funds the potential for current U.S. dollar income. Such instruments are not traded on any exchange. However, the managers believe there may be a market for such securities either in multi-national companies wishing to purchase such assets at a discount for further investment or from the issuing governments that may decide to redeem their obligations at a discount.

Investments in companies domiciled or operating in emerging countries may be subject to potentially higher risks, making these investments more volatile, than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the risk that the small size of the markets for such securities and the low or nonexistent volume of trading may result in a lack of liquidity and in greater price volatility; (iii) the existence of certain national policies which may restrict each Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some emerging countries may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the Funds may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some emerging countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in emerging countries may involve increased risks of nationalization, expropriation and confiscatory taxation. For example, the governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, each Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain emerging countries. Finally, even though the currencies of some emerging countries, such as certain Eastern European countries may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to a Funds' shareholders.

Repatriation, that is, the return to an investor's homeland, of investment income, capital and proceeds of sales by foreign investors may require governmental registration or approval in some developing countries. Delays in or a refusal to grant any required governmental registration or approval for such repatriation could adversely affect the Funds. Further, the economies of emerging countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Russian securities involve all of the risks of emerging markets. No Fund will invest more than 5% of its assets in Russian securities.

Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include, together with Russia's continuing political and economic instability and the slow-paced development of its market economy, the following:

(a) delays in settling portfolio transactions and the risk of loss arising out of Russia's unsophisticated system of share registration and custody;
(b) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a court-ordered judgment;
(c) the pervasiveness of corruption, insider-trading, and crime in the Russian economic system;
(d) currency exchange rate volatility and the lack of available currency hedging instruments such as the techniques discussed under "Currency techniques and hedging" in this SAI;
(e) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation);
(f) controls on foreign investment and local practices disfavoring foreign investors, and limitations on repatriation of invested capital, profits and dividends;
(g) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises;
(h) the risks of investing in securities with substantially less liquidity and in issuers having significantly smaller market capitalizations, when compared to securities and issuers in more developed markets;
(i) the difficulties associated in obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly available information;
(j) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale;
(k) dependency on exports and the corresponding importance of international trade;
(l) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws;
(m) possible difficulty in identifying a purchaser of securities held by the Funds due to the underdeveloped nature of the securities markets;
(n) the possibility that legislation could restrict the levels of foreign investment in certain industries, thereby limiting the number of investment opportunities in Russia;
(o) the risk that legislation would confer to Russian courts the exclusive jurisdiction to resolve disputes between foreign investors and the Russian government, instead of bringing such disputes before an internationally-accepted third-country arbitrator; and
(p) the difficulty in obtaining information about the financial condition of Russian issuers, in light of the different disclosure and accounting standards applicable to Russian companies.

There is little long-term historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia is privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the Investment Company Act of 1940 (1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity and it is possible for the Funds to lose their registration through fraud, negligence or even mere oversight. While each Fund will endeavor to ensure that its interest continues to be appropriately recorded by either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Funds of their ownership rights or improperly dilute their interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Funds to enforce any rights they may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 500 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, so-called "financial-industrial groups" have emerged in recent years that seek to deter outside investors from interfering in the management of companies they control. These practices may prevent the Funds from investing in the securities of certain Russian companies deemed suitable by the manager. Further, this also could cause a delay in the sale of Russian company securities by a Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.


FOREIGN DEBT. Certain Funds may invest in debt securities issued by foreign corporations, governments and their instrumentalities, and by supranational entities. A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank, the European Development Bank and the Asian Development Bank.

Many debt obligations of foreign issuers, and especially emerging markets issuers, are either (i) rated below investment grade or (ii) not rated by U.S. rating agencies so that their selection depends on the managers' individual analysis.

DEPOSITARY RECEIPTS. American Depositary Receipts (ADRs) are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are typically issued by foreign banks or trust companies, although they may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the

U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Depositary receipts may be issued by sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs, and there may not be a correlation between the availability of such information and the market value of the depositary receipts. To the extent a Fund acquires depositary receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the depository receipt to issue and service such depository receipts, there are may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner.

Depositary receipts also involve the same risks as direct investments in foreign securities, as discussed below. For purposes of a Fund's investment policies, the Fund will consider its investments in depositary receipts to be investments in the underlying securities.

LIMITATIONS. Certain countries do not permit direct investments. Some countries, such as South Korea, Chile and India, have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In order to gain investment access to these countries, a Fund may invest up to 10% of its assets in shares of such closed-end investment companies and up to 5% of its assets in any one closed-end investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. If a Fund acquires shares of closed-end investment companies, shareholders would bear both their share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies.

ILLIQUID SECURITIES


Each Fund may invest in securities that cannot be offered to the public for sale without first being registered under the Securities Act of 1933 (restricted securities), or in other securities which, in the opinion of the Board, may be illiquid. See "Fundamental Investment Restrictions" for more information about the Fund's policies with respect to illiquid securities.

Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which a Fund has valued them. Reduced liquidity in the secondary market for certain securities may make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio.

Securities acquired outside of the U.S. and that are publicly traded in the U.S. or on a foreign securities market are not considered to be illiquid assets if: (a) the Fund reasonably believes it can readily dispose of the securities for cash in the U.S. or foreign market, or (b) current market quotations are readily available. The Funds will not acquire the securities of foreign issuers outside of the U.S. if, at the time of acquisition, the Funds have reason to believe that they could not resell the securities in a public trading market.


Subject to each Fund's percentage limitation on illiquid securities, the Board has authorized each Fund to invest in restricted securities where such investment is consistent with each Fund's investment goal. The Board has authorized these securities to be considered liquid to the extent the investment manager determines on a daily basis that there is a liquid institutional or other market for such securities - for example, restricted securities which may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, and for which a liquid institutional market has developed. The Fund's Board will review any determination by the manager to treat a restricted security as a liquid security on an ongoing basis, including the managers' assessment of current trading activity and the availability of reliable price information. In spite of the managers' determinations in this regard, the Board will remain responsible for such determinations and will consider appropriate action, consistent with a Fund's goals and policies, if the security should become illiquid after purchase. In determining whether a restricted security is properly considered a liquid security, the investment manager and the Board will take into account, among others, the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential buyers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent a Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may be increased if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.

LOANS OF PORTFOLIO SECURITIES


To generate additional income, each Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 102% of the current market value of the loaned securities. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the managers intend to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the managers have knowledge that, in their opinion, a material event affecting the loaned securities will occur or the managers otherwise believe it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. Each Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's Board, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

PORTFOLIO TURNOVER

Portfolio turnover is a measure of how frequently a portfolio's securities are bought and sold. As required by the SEC, annual portfolio turnover is calculated generally as the dollar value of the lesser of a portfolio's purchases or sales of portfolio securities during a given year, divided by the monthly average value of the portfolio's securities during that year (excluding securities whose maturity or expiration at the time of acquisition were less than one year). For example, a portfolio reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year. The portfolio turnover rates for each Fund are disclosed in the section entitled "Financial Highlights" of the Fund's prospectus. Except for certain Funds noted in the prospectus, the Funds generally do not expect their annual turnover rates to exceed 100%. It is not possible to estimate future turnover rates with complete accuracy, however, because so many variable factors are beyond the control of the managers.

Portfolio turnover is affected by factors within and outside the control of the Fund and its managers. The investment outlook for the type of securities in which each Fund invests may change as a result of unexpected developments in national or international securities markets, or in economic, monetary or political relationships. High market volatility may result in a manager using a more active trading strategy than it might have otherwise pursued. Each Fund's manager will consider the economic effects of portfolio turnover but generally will not treat portfolio turnover as a limiting factor in making investment decisions. Investment decisions affecting turnover may include changes in investment policies, including changes in management personnel, as well as individual portfolio transactions.

Moreover, turnover may be increased by certain factors wholly outside the control of the managers. For example, during periods of rapidly declining interest rates, such as the U.S. experienced in 1991 through 1993, the rate of mortgage prepayments may increase rapidly. When this happens, "sales" of portfolio securities are increased due to the return of principal to Funds that invest in mortgage securities. Similarly, the rate of bond calls by issuers of fixed income securities may increase as interest rates decline. This causes "sales" of called bonds by Funds that invest in fixed-income securities and the subsequent purchase of replacement investments. In other periods, increased merger and acquisition activity, or increased rates of bankruptcy or default, may create involuntary transactions for portfolios that hold affected stocks and bonds, especially high-yield bonds. Global or international fixed income securities funds may have higher turnover rates due to the rebalancing of the portfolio to keep interest rate risk and country allocations at desired levels.

In addition, redemptions or exchanges by investors may require the liquidation of portfolio securities. Changes in particular portfolio holdings may be made whenever it is considered that a security is no longer the most appropriate investment for a Fund, or that another security appears to have a relatively greater opportunity, and will be made without regard to the length of time a security has been held.

Higher portfolio turnover rates generally increase transaction costs, which are portfolio expenses, but would not create taxable capital gains for investors because of the tax-deferred status of variable annuity and life insurance investments.

REAL ESTATE


IN GENERAL. Although none of the Funds invest directly in real estate, through an investment in a company in the real estate sector, a Fund could ultimately own real estate directly as a result of a default on debt securities it may own. Receipt of rental income or income from the disposition of real property by a Fund may adversely affect its ability to retain its tax status as a regulated investment company.

REAL ESTATE INVESTMENT TRUSTS (REITs). REITs typically invest directly in real estate and/or in mortgages and loans collateralized by real estate. "Equity" REITs are real estate companies that own and manage income-producing properties such as apartments, hotels, shopping centers or office buildings. The income, primarily rent from these properties, is generally passed on to investors in the form of dividends. These companies provide experienced property management and generally concentrate on a specific geographic region or property type. "Mortgage" REITs make loans to commercial real estate developers and earn income from interest payments.

REPURCHASE AGREEMENTS

IN GENERAL. The Funds generally will have a portion of their assets in cash or cash equivalents for a variety of reasons, including waiting for a special investment opportunity or taking a defensive position. To earn income on this portion of its assets, a Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of a Fund, and therefore the realization by the Fund on the collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the manager acknowledges these risks, it is expected that if repurchase agreements are otherwise deemed useful to a Fund, these risks can be controlled through careful monitoring procedures. A Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered borrowings by the Funds and as such are subject to the investment limitations discussed under "Fundamental Investment Restrictions." These transactions may increase the volatility of a Fund's income or net asset value. The Fund carries the risk that any securities purchased with the proceeds of the transaction will depreciate or not generate enough income to cover the Fund's obligations under the reverse repurchase transaction. These transactions also increase the interest and operating expenses of a Fund. Reverse repurchase agreements are the opposite of repurchase agreements but involve similar mechanics and risks. A Fund sells securities to a bank or dealer and agrees to repurchase them at a mutually agreed price and date. Cash or liquid high-grade debt securities having an initial market value, including accrued interest, equal to at least 102% of the dollar amount sold by the Fund are segregated, i.e., set aside, as collateral and marked-to-market daily to maintain coverage of at least 100%. Reverse repurchase agreements involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. A default by the purchaser might cause the Fund to experience a loss or delay in the liquidation costs. The Funds intend to enter into reverse repurchase agreements with domestic or foreign banks or securities dealers. The manager will evaluate the creditworthiness of these entities prior to engaging in such transactions and it will conduct these activities under the general supervision of the Board.

SECTOR

By having significant investments in one or more sectors from time to time, a Fund carries greater risk of adverse developments in a sector than a fund that invests more broadly.

TECHNOLOGY COMPANIES. Technology company stocks can be subject to abrupt or erratic price movements and have been volatile in price, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and tight profit margins. Prices of technology company stocks often change collectively without regard to the merits of individual companies.

1. Electronic technology and technology services companies. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will rapidly become obsolete. These factors can affect the profitability of technology companies and, as a result, their value. In addition, because many Internet-related companies are in the emerging stage of development, they are particularly vulnerable to these risks.

2. Biotechnology and health technology companies. These companies may be affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability, and similar matters. For example, in the past several years, the U.S. Congress has considered legislation concerning health care reform and changes to the U.S. Food and Drug Administration's (FDA) approval process, which would, if enacted, affect the biotechnology and health technology industries. In addition, these industries are characterized by competition and rapid technological developments, which may make a company's products or services obsolete in a short period of time.

COMMUNICATIONS COMPANIES. The securities of communications companies may experience more price volatility than securities of companies in some other sectors or industries. Communications companies are subject to a variety of risk factors including: significant competitive pressures, such as new market entrants, aggressive pricing and competition for market share; the potential for falling profit margins; and the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of communications companies and, as a result, the value of their securities. In addition, many wireless telecommunication and Internet-related companies are in the emerging stage of development and are particularly vulnerable to the risks of rapidly changing technologies, as well as the potential of both accidental and deliberate disruption or failure of services or equipment. Prices of these companies' securities historically have been more volatile than other securities, especially over the short term. Portions of the communications sector are also subject to government regulation, which may affect company profitability and share price.

FINANCIAL SERVICES COMPANIES. Financial services companies are subject to extensive government regulation, which may affect their profitability in many ways. A financial services company's profitability, and therefore its stock price, is especially sensitive to interest rate changes throughout the world. Changing regulations, continuing consolidations, and development of new products and structures are all likely to have a significant impact on financial services companies.

1. Banking and thrift institutions. Banking and thrift institutions are subject to extensive government regulation. These regulations may limit both the amounts and types of loans and other financial commitments that the institutions can make, and the interest rates and fees they can charge. The profitability of these institutions largely depends upon the availability and cost of capital funds. Their profits have recently fluctuated significantly as a result of volatile interest rate levels. In addition, general economic conditions influence the operations of these institutions. Financial institutions are exposed to credit losses, which result when borrowers suffer financial difficulties.

2. Insurance companies. Insurance companies are also affected by economic and financial conditions and are subject to extensive government regulation, including rate regulation. Property and casualty companies may be exposed to material risks, including reserve inadequacy. Latent health exposure and inability to collect from their reinsurance carriers.

These industries are currently undergoing rapid change as existing distinctions between different businesses become blurred. On November 12, 1999, the Gramm-Leach-Bliley Act was signed into law. This new law, which became effective March 11, 2000, repealed the sections of the Glass-Steagall Act prohibiting banks and bank holding companies, and their subsidiaries, from engaging in the business of underwriting securities, distributing securities, or sponsoring, organizing or controlling a registered open-end investment company that continuously offers its shares. Banks and bank holding companies that satisfy certain capitalization, managerial and other criteria are now permitted to engage in such underwriting and distribution activities. Recent business combinations have included insurance, finance and securities brokerage under single ownership.

HEALTH CARE COMPANIES. The activities of health care companies are strongly affected by government activities, regulation and legislation. Health care companies may be funded or subsidized by federal and state governments, and if such subsidies are discontinued or reduced, the profitability of these companies could be adversely affected. Stocks held by a Fund also may be affected by government policies on health care reimbursements, regulatory approval for new drugs and medical instruments, and similar matters. Health care companies are also subject to legislative risk, which is the risk of changes in the health care system through legislation. Health care companies may face lawsuits related to product liability issues and the risk that their products and services may rapidly become obsolete. Price changes among stocks in the health care sector are often affected by developments pertaining only to one or a few companies and the value of an investment in the Fund may fluctuate significantly over relatively short periods of time.

NATURAL RESOURCES COMPANIES. The securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries. Some of the commodities that these industries use or provide are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. For example, commodity prices and the supply or demand for commodities change dramatically for reasons beyond a company's control. In addition, supply and demand factors may dictate the prices at which a company acquires raw materials or sells its products or services. Moreover, many natural resources companies will hedge commodity prices seeking to create more stable and predictable cash flows. Although the Funds' managers attempt to determine the impact of such hedging, extreme events in the natural resources sector may result in these hedges becoming financial liabilities. These factors can affect the profitability of companies in the natural resources sector and, as a result, the value of their securities.

1. Energy companies. Companies that are involved in oil or gas exploration, production, refining, marketing or distribution, or any combination of the above are greatly affected by the prices and supplies of raw materials such as oil or gas. The earnings and dividends of energy companies can fluctuate significantly as a result of international economic, political, and regulatory developments.

UTILITIES COMPANIES. Utilities companies have generally been subject to substantial government regulation. Major changes in government policies, ranging from increased regulation or expropriation to deregulation, privatization or increased competition, may dramatically increase or reduce opportunities for these companies. For example, while certain companies may develop more profitable opportunities, others may be forced to defend their core businesses and may be less profitable.

SHORT SALES


In a short sale, the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund must pay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund will realize a gain if the security declines in price between those same dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund is required to pay in connection with the short sale.

The Fund will segregate, in accordance with the law, an amount equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated amount will be marked-to-market daily and at no time will the amount segregated d deposited with the broker as collateral be less than the market value of the securities at the time they sold short.

A Fund may make a short sale when the manager believes the price of the stock may decline and when, for tax or other reasons, the manager does not currently want to sell the stock or convertible security it owns. In this case, any decline in the value of a Fund's portfolio securities would be reduced by a gain in the short sale transaction. Conversely, any increase in the value of a Fund's portfolio securities would be reduced by a loss in the short sale transaction.

Short sales "against the box" are transactions in which a Fund sells a security short for which it owns an equal amount of the securities sold short or owns securities that are convertible or exchangeable, without payment of further consideration, into an equal amount of such security.

SECURITIES INDUSTRY RELATED INVESTMENTS


Companies engaged in securities related businesses, including companies that are securities brokers, dealers, underwriters or investment advisors are considered to be part of the financial services sector. Generally, under the 1940 Act, a Fund may not acquire a security or any interest in a securities related business to the extent such acquisition would result in the Fund acquiring in excess of 5% of a class of an issuer's outstanding equity securities or 10% of the outstanding principal amount of an issuer's debt securities, or investing more than 5% of the value of the Fund's total assets in securities of the issuer. In addition, any equity security of a securities-related business must be a marginable security under Federal Reserve Board regulations and any debt security of a securities-related business must be investment grade as determined by the Board. The Funds that invest in these securities do not believe that these limitations will impede the attainment of their investment goal(s).

STANDBY COMMITMENT AGREEMENTS

If a Fund enters into a standby commitment agreement, it will be obligated, for a set period of time, to buy a certain amount of a security that may be issued and sold to the Fund at the option of the issuer. The price of the security is set at the time of the agreement. The Fund will receive a commitment fee typically equal to 0.5% of the purchase price of the security. The Fund will receive this fee regardless of whether the security is actually issued.

A Fund may enter into a standby commitment agreement to invest in the security underlying the commitment at a yield or price that the manager believes is advantageous to the Fund. A Fund will not enter into a standby commitment if the remaining term of the commitment is more than 45 days. If a Fund enters into a standby commitment, it will keep cash or high-grade marketable securities in a segregated account with its custodian bank in an amount equal to the purchase price of the securities underlying the commitment.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the Fund's books on the date the security can reasonably be expected to be issued. The value of the security will then be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. If the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

TEMPORARY INVESTMENTS


When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner or hold a substantial portion of the Fund's portfolio in cash. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities market, the securities in which the Fund normally invests, or the economies of the countries where the Fund invests.

Temporary defensive investments for all Funds (other than the Money Market Fund) generally may include high quality money market instruments or, in the case of the Technology and Strategic Income Funds, short-term debt instruments. High-quality money market instruments include government securities, bank obligations, the highest quality commercial paper and repurchase agreements. Short-term debt instruments include high-grade commercial paper, repurchase agreements, and other money market equivalents. To the extent allowed by exemptions granted under the 1940 Act and the Funds' other investment policies and restrictions, a manager also may invest the Fund's assets in shares of one or more money market funds managed by the manager or its affiliates. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

In addition, certain Funds also may invest in short-term (less than twelve months to maturity) fixed-income securities, non-U.S. currency, short-term instruments denominated in non-U.S. currencies, or medium-term (not more than five years to maturity) obligations issued or guaranteed by the U.S. government or the governments of foreign countries, their agencies or instrumentalities. Certain Funds also may invest cash, including cash resulting from purchases and sales of Fund shares, temporarily in short-term debt instruments.

Because each Fund has its own goals and strategies, as well as cash flows in and out, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or cash equivalents increase, it may not participate in market advances or declines to the same extent as it would if the Fund were fully invested in stocks or bonds.

Any decision to make a substantial withdrawal for a sustained period of time from a Fund's investment goals will be reviewed by the Board.

TRADE CLAIMS

Trade claims are purchased from creditors of companies in financial difficulty. For buyers, such as a Fund, trade claims offer the potential for profits since they are often purchased at a significantly discounted value and, consequently, may generate capital appreciation if the value of the claim increases as the debtor's financial position improves. If the debtor is able to pay the full obligation on the face of the claim as a result of a restructuring or an improvement in the debtor's financial condition, trade claims offer the potential for higher income due to the difference in the face value of the claim as compared to the discounted purchase price.

An investment in trade claims is speculative and carries a high degree of risk. There can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Trade claims are not regulated by federal securities laws or the SEC. Currently, trade claims are regulated primarily by bankruptcy laws. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than most other creditors in a bankruptcy proceeding.

WHEN-ISSUED, DELAYED DELIVERY AND TO-BE-ANNOUNCED (TBA) TRANSACTIONS

When-issued, delayed delivery and to-be-announced (TBA) transactions are arrangements under which a Fund buys securities that have been authorized but not yet issued with payment for and delivery of the security scheduled for a future time, generally within 15 to 60 days. Purchases of securities on a when-issued or delayed delivery basis are subject to the risk that the value or the yields at delivery may be more or less than the purchase price or yields available when the transaction was entered into. To the extent a Fund engages in these transactions, it will do so only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies, and not for the purpose of investment leverage. Although the Funds will generally buy securities on a when-issued or TBA basis with the intention of holding the securities, they may sell the securities before the settlement date if the manager believes it is advisable to do so.

When a Fund is the buyer in this type of transaction, it will maintain, in a segregated account with its custodian bank, cash or marketable securities having an aggregate value equal to the amount of the Fund's purchase commitments until payment is made. As a buyer in one of these transactions, the Fund relies on the seller to complete the transaction. The seller's failure to do so may cause a Fund to miss a price or yield considered advantageous to the Fund. Securities purchased on a when-issued or delayed delivery basis do not generally earn interest until their scheduled delivery date. Entering into a when-issued, delayed delivery or TBA transaction is a form of leverage that may affect changes in net asset value to a greater extent.

The securities underlying these transactions are subject to market fluctuation prior to the delivery and generally do not earn interest until their scheduled delivery date. There is the risk that the value or yield of the security at the time of delivery may be more or less than the price for the security or the yield available when the transaction was entered into.

Non-Fundamental Policies
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It is the present policy of each Fund, except the Mutual Discovery Fund and Mutual Shares Fund, (which may be changed without the approval of a majority of its outstanding shares) not to pledge, mortgage or hypothecate its assets as security for loans (except to the extent of allowable temporary loans), nor to engage in joint or joint and several trading accounts in securities, except that the Funds (including the Mutual Discovery Fund and Mutual Shares Fund) may participate with other investment companies in Franklin Templeton Investments in a joint account to engage in certain large repurchase transactions and may combine orders to purchase or sell securities with orders from other persons to obtain lower brokerage commissions. It is not any Fund's policy to invest in interests (other than publicly traded equity securities) in oil, gas or other mineral exploration or development programs.

Fundamental Investment Restrictions

Each Fund has adopted several of the following restrictions as fundamental policies. This means they may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. In the discussion of each Fund which appears above, the fundamental restrictions applicable to that Fund have been set out using the numerical designations below.

A Fund with this restriction will not:

Diversification

1. With respect to 75% of its total assets, purchase the securities of any one issuer (other than cash, cash items and obligations of the U.S. government) if immediately thereafter, and as a result of the purchase, the Fund would (a) have more than 5% of the value of its total assets invested in the securities of such issuer or (b) hold more than 10% of any or all classes of the securities of any one issuer.

1.1. Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if immediately after such investment (a) more than 5% of the value of the Fund's total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations.


Borrowing

2. Borrow money in an amount in excess of 5% of the value of its total assets, except from banks for temporary or emergency purposes, and not for direct investment in securities.

2.1. Borrow money from banks in an amount exceeding 33 1/3% of the value of the Fund's total assets including the amount borrowed. A Fund may also pledge, mortgage or hypothecate its assets to secure borrowings to an extent not greater than 15% of the Fund's total assets. Arrangements with respect to margin for futures contracts, forward contracts and related options are not deemed to be a pledge of assets.

2.2. Borrow money, except that the Fund may borrow money from banks or affiliated investment companies to the extent permitted (a) by the 1940 Act, or (b) any exemptions therefrom which may be granted by the SEC, or (c) for temporary or emergency purposes and then in an amount not exceeding 33 1/3% of the value of the Fund's total assets (including the amount borrowed).

2.3. Borrow money, except that the Fund may borrow money from banks or affiliated investment companies to the extent permitted by the 1940 Act, or any exemptions therefrom which may be granted by the SEC, or for temporary or emergency purposes and then in an amount not exceeding 33 1/3% of the value of the Fund's total assets (including the amount borrowed).

2.4. Borrow money, except that the Fund may borrow money from banks to the extent permitted by the 1940 Act, or any exemptions therefrom which may be granted by the SEC, or from any person for temporary or emergency purposes and then in an amount not exceeding 33 1/3% of the value of the Fund's total assets (including the amount borrowed).

Lending

3. Lend its assets, except through the purchase or acquisition of bonds, debentures or other debt securities of any type customarily purchased by institutional investors, or through loans of portfolio securities, or to the extent the entry into a repurchase agreement may be deemed a loan.

3.1. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

Underwriting

4. Underwrite securities of other issuers, except as noted in number 6 below and except insofar as a Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

4.1. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

Restricted Securities

5. Invest more than 10% of its assets in illiquid securities which include securities with legal or contractual restrictions on resale, illiquid securities which at the time of acquisition could be disposed of publicly by the Funds only after registration under the Securities Act of 1933, repurchase agreements of more than seven days duration, over-the-counter options and assets used to cover such options, and other securities which are not readily marketable, as more fully described in the prospectus and this SAI.

5.1. Purchase illiquid securities, including illiquid securities which, at the time of acquisition, could be disposed of publicly by the Funds only after registration under the Securities Act of 1933, if as a result more than 15% of their net assets would be invested in such illiquid securities.

Exercising Control

6. Invest in securities for the purpose of exercising management or control of the issuer.

Concentration

7. Invest more than 25% of its assets (measured at the time of the most recent investment) in any single industry.

7.1. Concentrate (invest more than 25% of its total assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

7.2. Concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).


Unseasoned companies

8. Invest in companies which have a record of less than three years of continuous operation, including the operations of any predecessor companies.


8.1. Invest up to 5% of their total net assets invest in companies which have a record of less than three years of continuous operation, including the operations of any predecessor.

8.2. Invest up to 10% of its total net assets in companies which have a record of less than three years of continuous operation, including the operations of any predecessor companies.

Margin

9. Maintain a margin account with a securities dealer or effect short sales.

9.1. Maintain a margin account with a securities dealer or effect short sales, except if the Fund owns securities equivalent in kind and amount to those sold.


9.2. Maintain a margin account with a securities dealer or effect short sales, except that a Fund may engage in short sales to the extent described in the prospectus and this SAI and may make initial deposits and pay variation margin in connection with futures contracts.

9.3. Maintain a margin account with a securities dealer or effect short sales, except that a Fund may make initial deposits and pay variation margin in connection with futures contracts.

Commodities and real estate

10. Invest in commodities or commodity pools, except that certain Funds may purchase and sell Forward Contracts in amounts necessary to effect transactions in foreign securities. Securities or other instruments backed by commodities are not considered commodities or commodity contracts for the purpose of this restriction.

10.1. Invest in commodities or commodity pools, except that the Fund may enter into Futures Contracts and may invest in foreign currency. Securities or other instruments backed by commodities are not considered commodities or commodity contracts for the purpose of this restriction.

10.2. Invest in commodities or commodity pools, except that the Fund may invest in commodities and commodity futures contracts with respect to commodities related to the natural resources sector as defined in the prospectus. Securities or other instruments backed by commodities are not considered commodities or commodity contracts for the purpose of this restriction.

10.3. Purchase or sell real estate and commodities, except that the Fund may purchase or sell securities of real estate investment trusts, may purchase or sell currencies, may enter into futures contracts on securities, currencies, and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

REITS

11. Invest directly in real estate, although certain Funds may invest in real estate investment trusts or other publicly traded securities engaged in the real estate industry. First mortgage loans or other direct obligations secured by real estate are not considered real estate for purposes of this restriction.

Other investment companies

12. Invest in the securities of other open-end investment companies (except that securities of another open-end investment company may be acquired pursuant to a plan of reorganization, merger, consolidation or acquisition).


Assessable securities

13. Invest in assessable securities or securities involving unlimited liability on the part of the Fund.

Ownership by officers and directors

14. Purchase or retain any security if any officer, director or security holder of the issuer is at the same time an officer, trustee or employee of the Trust or of the Fund's Manager and such person owns beneficially more than one-half of 1% of the securities and all such persons owning more than one-half of 1% own more than 5% of the outstanding securities of the issuer.

Section 817(h) of the Internal Revenue Code

15. Invest its assets in a manner which does not comply with the investment diversification requirements of Section 817(h) of the Code.

Warrants

16. Invest more than 5% of its assets in warrants, whether or not listed on the New York or American Exchange, including no more than 2% of its total assets which may be invested in warrants that are not listed on those exchanges. Warrants acquired by the Fund in units or attached to securities are not included in this restriction.

Foreign issuers

17. Invest more than 15% of its assets in securities of foreign issuers that are not listed on a recognized U.S. or foreign securities exchange, including no more than 10% in illiquid investments.

Senior securities

18. Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretations thereof.

Officers and Trustees
--------------------------------------------------------------------------------


The Trust's Board is responsible for the overall management of the Trust, including general supervision and review of each Fund's investment activities. The Board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The Board also monitors each Fund to ensure no material conflicts exist among share classes, among different insurance companies or between owners of variable annuity and variable life insurance contracts. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and Board members, as well as their affiliations, positions held with the Trust, and principal occupations during the past five years are shown below.

Frank H. Abbott, III (80)
1045 Sansome Street, San Francisco, CA 94111
Trustee

President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 28 of the investment companies in Franklin Templeton Investments; and formerly, Director, MotherLode Gold Mines Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).

Harris J. Ashton (68)
191 Clapboard Ridge Road, Greenwich, CT 06830
Trustee

Director, RBC Holdings, Inc. (bank holding company) and Bar-S Foods (meat packing company); director or trustee, as the case may be, of 48 of the investment companies in Franklin Templeton Investments; and formerly, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Robert F. Carlson (73)
2120 Lambeth Way, Carmichael, CA 95608
Trustee

Vice President and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); director or trustee, as the case may be, of 11 of the investment companies in Franklin Templeton Investments; and formerly, member and Chairman of the Board, Sutter Community Hospitals, member, Corporate Board, Blue Shield of California, and Chief Counsel, California Department of Transportation.

S. Joseph Fortunato (68)
Park Avenue at Morris County, P.O. Box 1945
Morristown, NJ 07962-1945
Trustee

Member of the law firm of Pitney, Hardin, Kipp & Szuch; and director or trustee, as the case may be, of 49 of the investment companies in Franklin Templeton Investments.


Robert S. James (62)
1750 Hennepin Avenue South, Minneapolis, MN 55403-2195
Trustee

President, Individual Insurance Division, Allianz Life Insurance Company of North America; and Director, Preferred Life Insurance Company of New York and LifeUSA of Minneapolis.

*Charles B. Johnson (68)
777 Mariners Island Blvd., San Mateo, CA 94404
Chairman of the Board and Trustee

Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.

*Charles E. Johnson (44)
777 Mariners Island Blvd., San Mateo, CA 94404
President and Trustee

President, Member - Office of the President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Advisers, Inc.; Chairman of the Board and President, Franklin Investment Advisory Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 33 of the investment companies in Franklin Templeton Investments.

*Rupert H. Johnson, Jr. (60)
777 Mariners Island Blvd., San Mateo, CA 94404
Vice President and Trustee

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.

Frank W.T. LaHaye (72)
20833 Stevens Creek Blvd., Suite 102, Cupertino, CA 95014
Trustee

Chairman, Peregrine Venture Management Company (venture capital); Director, The California Center for Land Recycling (redevelopment); director or trustee, as the case may be, of 28 of the investment companies in Franklin Templeton Investments; and formerly, General Partner, Miller & LaHaye and Peregrine Associates, the general partners of Peregrine Venture funds.


Gordon S. Macklin (72)
8212 Burning Tree Road, Bethesda, MD 20817
Trustee

Director, Martek Biosciences Corporation, WorldCom, Inc. (communications services), MedImmune, Inc. (biotechnology), Overstock.com (internet services), White Mountains Insurance Group, Ltd. (holding company) and Spacehab, Inc. (aerospace services); director or trustee, as the case may be, of 48 of the investment companies in Franklin Templeton Investments; and formerly, Chairman, White River Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992), and President, National Association of Securities Dealers, Inc. (until 1987).

Harmon E. Burns (56)
777 Mariners Island Blvd., San Mateo, CA 94404
Vice President

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.

Martin L. Flanagan (40)
777 Mariners Island Blvd., San Mateo, CA 94404

Vice President and Chief Financial Officer

President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Executive Vice President, Franklin/Templeton Investor Services, LLC; President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; Executive Vice President, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Chief Financial Officer, Franklin Advisory Services, LLC; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 51 of the investment companies in Franklin Templeton Investments.

David Goss (53)
777 Mariners Island Blvd., San Mateo, CA 94404
Vice President

Associate General Counsel, Franklin Templeton Investments; President, Chief Executive Officer and Director, Franklin Select Realty Trust, Property Resources, Inc., Property Resources Equity Trust, Franklin Real Estate Management, Inc. and Franklin Properties, Inc.; officer and director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and formerly, President, Chief Executive Officer and Director, Franklin Real Estate Income Fund and Franklin Advantage Real Estate Income Fund (until 1996).

Barbara J. Green (53)
777 Mariners Island Blvd., San Mateo, CA 94404
Vice President

Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior Vice President, Templeton Worldwide, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and formerly, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995), Attorney, Rogers & Wells (until 1986), and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).

Edward V. McVey (63)
777 Mariners Island Blvd., San Mateo, CA 94404
Vice President

Senior Vice President, Franklin Templeton Distributors, Inc.; officer of one of the other subsidiaries of Franklin Resources, Inc. and of 29 of the investment companies in Franklin Templeton Investments.

Kimberley Monasterio (37)
777 Mariners Island Blvd., San Mateo, CA 94404

Treasurer and Principal Accounting Officer

Senior Vice President, Franklin Templeton Services, LLC; and officer of 33 of the investment companies in Franklin Templeton Investments.

Murray L. Simpson (63)
777 Mariners Island Blvd., San Mateo, CA 94404
Vice President and Secretary


Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and formerly, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000) and Director, Templeton Asset Management Ltd. (until 1999).


*This Board member is considered an "interested person" under federal securities laws.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.


The Trust pays noninterested Board members $675 per month plus $550 per meeting attended. Board members who serve on the audit committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Trust. Members of a committee are not compensated for any committee meeting held on the day of a Board meeting. Noninterested Board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to certain noninterested Board members by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to Board members who serve on other Boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested Board members by the Trust and by Franklin Templeton Investments.


                                    Total Fees Received       Total Fees Received from         Number of Boards in
                                          from the               Franklin Templeton             Franklin Templeton
                                         Trust(1)($)              Investments(2)($)          Investments on which Each
              Name                                                                                  Serves(3)
--------------------------------- ------------------------- ------------------------------ -----------------------------
Frank H. Abbott                                                        156,953                          28
Harris Ashton                                                          359,404                          48
Robert F. Carlson                                                       90,815                          11
S. Joseph Fortunato                                                    359,629                          49
Robert S. James                                 -                         -                              1
Frank W.T. LaHaye                                                      165,529                          28
Gordon Macklin                                11,274                   359,504                          48

(1). For the fiscal year ended December 31, 2000.
(2). For the calendar year ended December 31, 2000.
(3). We base the number of boards on the number of registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or funds within each investment company for which the board members are responsible. Franklin Templeton Investments currently includes 52 registered investment companies, with approximately 156 U.S. based funds or series.

Noninterested Board members are reimbursed for expenses incurred in connection with attending Board meetings, paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in Franklin Templeton Investments. Certain officers or Board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

Management and Other Services
--------------------------------------------------------------------------------

Managers and services provided

The managers are:


Investment Adviser                      Fund
--------------------------------------- ---------------------------------------
Franklin Advisers, Inc. (Advisers)      Aggressive Growth Fund Global
                                        Communications Fund

Investment Adviser                      Fund
--------------------------------------- ---------------------------------------
                                        Global Health Care Fund Growth and
                                        Income Fund High Income Fund Income
                                        Securities Fund Large Cap Growth Fund
                                        Money Fund Natural Resources Fund Real
                                        Estate Fund S&P 500 Index Fund Small Cap
                                        Fund Strategic Income Fund Technology
                                        Fund Government Fund Zero Coupon Fund -
                                        2005 Zero Coupon Fund - 2010 Global
                                        Income Fund

Franklin Advisory Services, LLC (FAS)   Rising Dividends Fund Value Fund

Franklin Mutual Advisers, LLC (FMA)     Mutual Discovery Fund Mutual Shares Fund

Templeton Investment Counsel,           Asset Strategy Fund
LLC (TIC)                               International Securities Fund

                                        International Smaller Companies Fund

Templeton Global Advisors               Growth Securities Fund
Limited (TGAL)

Templeton Asset Management              Developing Markets Securities Fund
 LTD. (TAML)

Peter A. Nori, CFA, has been a manager of the International Securities Fund since November 1999. He was a manager of the Templeton International Equity Fund from 1996 until its merger and reorganization into the International Securities Fund on May 1, 2000. Mr. Nori has been with Franklin Templeton Investments since 1987.

The managers are directly or indirectly wholly owned by Franklin Resources, Inc. (Resources), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.


The managers provide investment research and portfolio management services, and select the securities for the Funds to buy, hold or sell. The managers also select the brokers who execute the Funds' portfolio transactions. The managers provide periodic reports to the Board, which reviews and supervises the managers' investment activities. To protect the Funds, the managers and their officers, directors and employees are covered by fidelity insurance. TAML and TGAL render their services to the Funds from outside the U.S.

The Templeton organization has been investing globally since 1940. The managers and their affiliates have offices in Argentina, Australia, Bahamas, Belgium, Brazil, Canada, Peoples' Republic of China, Cyprus, France, Germany, Hong Kong, Hungary, India, Ireland, Italy, Japan, Korea, Luxembourg, Malaysia, Mauritius, the Netherlands, Poland, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Turkey, United Arab Emirates, United Kingdom, Venezuela and U.S.

The managers and their affiliates manage numerous other investment companies and accounts. The managers may give advice and take action with respect to any of the other funds they manage, or for their own accounts, that may differ from action taken by the managers on behalf of the Funds. Similarly, with respect to the Funds, the managers are not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the managers and access persons, as defined by applicable federal securities laws, may buy or sell for their own account or for the accounts of any other fund. The managers are not obligated to refrain from investing in securities held by the Funds or other funds they manage.

The Funds, their managers and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Funds or that are currently held by the Funds, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Funds, their manager and their principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the SEC.

Templeton Investment Counsel, LLC is the sub-advisor to Strategic Income Fund and Global Income Securities. State Street Global Advisors (SsgA), a division of State Street Bank and Trust Company is the sub-advisor to the S&P 500 Index Fund. Templeton Asset Management Ltd. is the subadvisor for International Smaller Companies Fund. The sub-advisors have agreements with the managers and provide the managers with investment management advice and assistance. The sub-advisors' activities are subject to the Board's review and control, as well as the managers' instructions and supervision. The code of ethics of SsgA, the sub-advisor for the S&P 500 Index Fund, is filed with, and available from, the SEC.

Management fees Each Fund pays the manager a fee equal to an annual rate as follows:

Fund                                   Management Fee Rates
-------------------------------------- -----------------------------------------

Global Communications Fund             0.625% of the value of net assets up to
                                       and including
Growth and Income Fund                 $100 million; plus
High Income Fund                       0.50% of the value of net assets over
                                       $100 million up to
Income Securities Fund                 and including $250 million; plus
Money Fund                             0.45% of the value of net assets over
                                       $250 million up to
Natural Resources Fund                 and including $10 billion; plus
Real Estate Fund                       0.44% of the value of net assets over $10
                                       billion up to
Government Fund                        and including $12.5 billion; plus
Zero Coupon Fund - 2005                0.42% of the value of net assets over
                                       $12.5 billion up
Zero Coupon Fund - 2010                to and including $15 billion; plus
Global Income Fund                     0.40% of the value of net assets over $15
                                       billion.

Large Cap Fund                         0.75% of the value of net assets up to
                                       $500 million;
Rising Dividends Fund                  0.625% of the value of net assets over
                                       $500 million up to and including $1
                                       billion; and 0.50% of the value of net
                                       assets in excess of $1 billion.

Growth Securities Fund                 1.00% of the value of net assets up to
                                       $100 million; 0.90% of the value of net
                                       assets over $100 million up to and
                                       including $250 million; 0.80% of the
                                       value of net assets over $250 million up to and including $500 million; and 0.75%
                                       of the value of net assets over $500
                                       million.

Fund                                   Management Fee Rates
-------------------------------------- -----------------------------------------

International Securities Fund          0.75% of the value of net assets up
                                       to and including $200 million; 0.675% of the value of net assets over $200 million up to and including $1.3 billion; 0.60%
                                       of the value of net assets over $1.3
                                       billion.

Developing Markets Fund                1.25% of the value of net assets.

Asset Strategy Fund                    0.65% of the value of net assets up to
                                       and including $200 million; 0.585% of the value of net assets over $200 million up to and including $1.3 billion; 0.52% of the value of net assets over $1.3 billion.

International Smaller Companies Fund   0.85% of the value of net assets
                                       up to and including $200 million; 0.765% of the value of the Fund's net assets over $200 million up to and including
                                       $1.3 billion; 0.68% of the value of the
                                       Fund's net assets over $1.3 billion.

Global Health Care Fund                0.60% of the value of net assets up to an
Value Fund                             including $200 million; 0.50% of the
                                       value of net assets up to and including
                                       $1.3 billion; and 0.40% of value of net
                                       assets over $1.3 billion.

Mutual Discovery Fund                  0.80% of the value of net assets.

Mutual Shares Fund                     0.60% of the value of net assets.

Aggressive Growth Fund                 0.500% of the value of net assets up to
                                       $500 million;
                                       0.400% of the value of net assets over
                                       $500 million up to and including $1
                                       billion;
                                       0.350% of the value of net assets over $1 billion up to and including $1.5 billion;
                                       0.300% of the value of net assets over
                                       $1.5 billion up to and including $6.5
                                       billion;
                                       0.275% of the value of net assets over
                                       $6.5 billion up to and including $11.5
                                       billion;
                                       0.250% of the value of net assets over
                                       $11.5 billion up to and including $16.5
                                       billion;
                                       0.240% of the value of net assets over
                                       $16.5 billion up to and including $19
                                       billion;
                                       0.230% of the value of net assets over
                                       $19 billion up to and including $21.5
                                       billion; and
                                       0.220% of the value of net assets over
                                       $21.5 billion.

Fund                                   Management Fee Rates
-------------------------------------- -----------------------------------------

Small Cap Fund                         0.550% of the value of net assets up to
Technology Fund                        $500 million; and 0.450% of the value of
                                       net assets over $500 million up to and
                                       including $1 billion; and 0.400% of the
                                       value of net assets over $1 billion up to and including $1.5 billion; and 0.350% of the value of net assets over $1.5 billion up to and including $6.5 billion; and 0.325% of the value of net assets over $6.5 billion up to and including $11.5 billion; and 0.300% of the value of net assets over $11.5 billion up to and including $16.5 billion; and 0.290% of the value of net assets over $16.5 billion up to and including $19 billion;
                                       and 0.280% of the value of net assets
                                       over $19 billion up to and including
                                       $21.5 billion; and 0.270% of the value of net assets over $21.5 billion.

S&P 500 Index Fund                     0.15% of the value of net assets.

Strategic Income Fund                  0.425% of the value of net assets up to
                                       $500 million; 0.325% of the value of net assets over $500 million up to and including $1 billion;
                                       0.280% of the value of net assets over $1 billion up to and including $1.5 billion;
                                       0.235% of the value of net assets over
                                       $1.5 billion up to and including $6.5
                                       billion;
                                       0.215% of the value of net assets over
                                       $6.5 billion up to and including $11.5
                                       billion;
                                       0.200% of the value of net assets over
                                       $11.5 billion up to and including $16.5
                                       billion;
                                       0.190% of the value of net assets over
                                       $16.5 billion up to and including $19
                                       billion;
                                       0.180% of the value of net assets over
                                       $19 billion up to and including $21.5
                                       billion; and
                                       0.170% of the value of net assets over
                                       $21.5 billion.

The fees are computed daily according to the terms of the management agreements. Each class of a Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended December 31, the Funds paid the following management fees:


                                                     Management fees paid ($)
-----------------------------------------------------------------------------
                                     2000              1999            1998
-----------------------------------------------------------------------------
Aggressive Growth Fund               22,838(1)            n/a             n/a
Global Communications Fund        4,032,318         4,247,909       4,965,295
Global Health Care Fund             169,755(1)         59,620         18,1195
Growth and Income Fund            3,976,995         5,454,205       6,301,582

                                                           Management fees paid ($)
-----------------------------------------------------------------------------------
                                           2000              1999            1998
-----------------------------------------------------------------------------------
High Income Fund                        1,350,684         1,992,885       2,439,509
Income Securities Fund                  3,327,614         4,605,869       6,133,729
Large Cap Fund                          3,420,758         2,501,063       1,140,016
Money Fund                              1,599,158         1,971,026       1,671,303(1)
Natural Resources Fund                    288,538           293,810         388,527
Real Estate Fund                          932,495         1,197,913       1,911,113
Rising Dividends Fund                   2,738,475         4,308,795       5,508,829
S&P 500 Index Fund                         70,310(1)              0(3)          n/a
Small Cap Fund                          3,511.885(1)      2,375,111       2,365,309
Strategic Income Fund                      25,664(1)              0(1,2)        n/a
Technology Fund                            25,076(1)            n/a             n/a
U.S. Government Fund                    2,315,683         3,000,062       3,530,641
Value Fund(1)                             110,031            62,295          17,968(5)
Zero Coupon Fund - 2005                   374,270           470,096         292,474(1)
Zero Coupon Fund - 2010                   358,565           502,424         326,495(1)
Mutual Discovery Fund                   1,602,379         1,617,147       1,904,631
Mutual Shares Fund                      2,544,563         2,833,172       2,841,641
Asset Strategy Fund                     4,131,722         4,072,911(4)    4,500,289(4)
Developing Markets Fund                 4,860,007         3,292,465(4)    2,255,183(4)
Global Income Fund                        541,042           714,454         959,858
Growth Securities Fund                  8,610,867         5,923,920       6,409,332
International Securities Fund           9,942,391         7,168,839(4)    7,098,752(4)
International Smaller Companies Fund      258,272           201,942         259,908

(1).   The Fund's fees, before any advance waiver, were ($):

                                           2000              1999            1998
-----------------------------------------------------------------------------------
Aggressive Growth Fund                     25,512(a)            n/a             n/a
Global Health Care Fund                   177,735(a)            n/a             n/a
Money Fund                                    n/a               n/a       1,986,485(b)
S&P 500 Index Fund                         73,826(a)          1,735(b)          n/a
Small Cap Fund                          3,797,838(a)            n/a             n/a
Strategic Income Fund                      31,828(a,b)        6,732(b)          n/a
Technology Fund                            26,813               n/a             n/a
Value Fund                                113,954(a)            n/a             n/a
Zero Coupon Fund - 2005                       n/a               n/a         498,204(b)
Zero Coupon Fund - 2010                       n/a               n/a         552,900(b)

         (a). The manager agreed in advance to reduce its fees to reflect reduced services from the Fund's investment in a Franklin Templeton money fund, as required by the Board and an SEC order.
         (b).     The manager agreed in advance to waive or limit its fees.
(2).     For the period July 1, 1999 (effective date) to December 31, 1999.
(3).     For the period November 1, 1999 (effective date) to December 31, 1999.
(4). Included in the financials in the Templeton Variable Products Series Fund (TVP) Annual Report to Shareholders for the fiscal year ended December 31, 1999.
(5).     For the period May 1, 1998 (effective date) to December 31, 1998.

For services provided to the Funds, the managers pay the sub-advisors the following fees:

Sub-Advisor       Fund                      Annual Fee Rates
--------------------------------------------------------------------------------

SsgA              S&P 500 Index Fund        0.05% of the value of the Fund's net
                                            assets up to and including
                                            $50,000,000; and 0.04% of the value
                                            of the Fund's net assets over
                                            $50,000,000 up to and including
                                            $100,000,000; and
                                            0.02% of the value of the Fund's net
                                            assets over $100,000,0000.


TIC               Strategic Income Fund     25% of the fees received by the
                                            manager.


TIC               Global Income Fund        0.35% of the value of the net assets
                                            up to and including $100 million;
                                            0.25% of the value of net assets
                                            over $100 million up to and
                                            including  $250 million; and
                                            0.20% of the value of net assets
                                            over $250 million.


TAML              International Smaller     0.60% of the value of the net assets
                  Companies Fund            up to and including $200 million;
                                            0.535% of the value of the net
                                            assets over $200 million up to and
                                            including $1.3 billion; and 0.48% of
                                            the value of the net assets over
                                            $1.3 billion.


The managers pay sub-advisory fees from the management fees they receive from the Funds. For the last three fiscal years, the managers paid the following sub-advisory fees:

                                                     sub-advisory fees paid ($)
-------------------------------------------------------------------------------
                                           2000          1999            1998
-------------------------------------------------------------------------------
Global Income Fund                      298,522           394,727     517,646
S&P 500 Index Fund                       10,747               576(1)      n/a
Strategic Income Fund                     5,636                 0(1)      n/a

(1).     For the period November 1, 1999 (effective date) to December 31, 1999.

Administrator and services provided Franklin Templeton Services, LLC (FT Services) provides certain administrative services and facilities for each Fund. FT Services has direct agreements with the following Funds:

         Aggressive Growth Fund
         Global Health Care Fund
         S&P 500 Index Fund
         Small Cap Fund
         Strategic Income Fund
         Technology Fund
         Value Fund
         Mutual Discovery Fund
         Mutual Shares Fund
         Asset Strategy Fund
         Developing Markets Fund
         International Securities Fund
         International Smaller Companies Fund

FT Services has subcontracts with the managers of all other Funds. The administrative services provided by FT Services include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services may make certain payments to insurance companies for administrative services. FT Services subcontracted with Templeton Funds Annuity Company (TFAC) to provide certain of these services. FT Services and TFAC are direct or indirect wholly owned subsidiaries of Resources and are affiliates of the Trust's managers and principal underwriter.

Administration fees The Funds, in the case of the Funds with direct agreements with FT Services (except for Aggressive Growth Fund, S&P 500 Index Fund, Small Cap Fund, Strategic Income Fund and Technology Fund) and the managers for all other Funds, pay FT Services a monthly fee for each Fund, equal to an annual rate of:

         . 0.15% of the Fund's average daily net assets up to $200 million;
         . 0.135% of average daily net assets over $200 million up to $700 million;
         . 0.10% of average daily net assets over $700 million up to $1.2 billion; and

         .        0.075% of average daily net assets over $1.2 billion.

Small Cap Fund and Technology Fund each pays FT Services a monthly fee equal to an annual rate of 0.25% of the average daily net assets of the Fund during the preceding month.

Strategic Income Fund and Aggressive Growth Fund each pays FT Services a monthly fee equal to an annual rate of 0.20% of the average daily net assets of the Fund during the preceding month.

S&P 500 Index Fund pays FT Services a monthly fee equal to an annual rate of 0.10% of the Fund's average daily net assets.

During the last three fiscal years ended December 31, the Funds or the managers, as applicable, paid FT services the following administration fees:

                                                   Administration fees paid ($)
------------------------------------------------------------------------------
                                        2000          1999           1998
------------------------------------------------------------------------------
Aggressive Growth Fund                  10,051(2)        n/a            n/a
Global Communications Fund           1,108,980     1,163,467      1,323,099
Global Health Care Fund                 44,498        15,012          4,471(6)
Growth and Income Fund               1,101,761     1,427,064      1,583,739
High Income Fund                       361,578       553,410        687,089
Income Securities Fund                 948,430     1,243,737      1,555,839
Large Cap Fund                         644,210       479,784        227,544
Money Fund                             436,105       546,502        550,742
Natural Resources Fund                  68,982        70,473         93,364
Real Estate Fund                       241,521       318,900        528,864
Rising Dividends Fund                  525,587       826,684      1,054,751
S&P 500 Index Fund                      48,367          0(4)            n/a
Small Cap Fund                       1,588,387(3)    457,520        455,754
Strategic Income Fund                   15,004             0(4)         n/a
Technology Fund                              0(4)        n/a            n/a
Government Fund                        648,078       855,487      1,004,140
Value Fund                              28,354        15,666          4,433(6)
Zero Coupon Fund - 2005                 89,608       112,884        119,555
Zero Coupon Fund - 2010                 85,841       120,676        132,677
Mutual Discovery Fund                  300,017       302,448        351,377
Mutual Shares Fund                     602,528       667,459        669,378
Asset Strategy Fund(1)                 850,678       650,654(5)     715,727(5,7)
Templeton Developing Markets Fund(1)   499,440       254,273(5)     172,848(5,7)

                                                     Administration fees paid ($)
---------------------------------------------------------------------------------
                                          2000            1999            1998
---------------------------------------------------------------------------------
Global Income Fund                        127,938         177,066         250,588
Growth Securities Fund                  1,343,436         982,673       1,048,256
International Securities Fund(1)        1,563,478       1,004,768(5)      986,271(5,7)
International Smaller Companies Fund       45,582          35,637          45,867

(1). Before the merger on May 1, 2000, the Fund's administrative fees were based on the total net assets of TVP, with each Fund paying its proportionate share based on each Fund's average net assets.
(2).     For the period May 1, 2000 (effective date) to December 31, 2000.
(3). Before May 1, 2000, the administration fee was paid indirectly through the management fee.
(4). No fees paid under an advance agreement by the administrator to waive its fees.
(5).     Included in the financials in the TVP Annual Report to Shareholders.
(6).     For the period May 1, 1998 (effective date) to December 31, 1998.
(7). Before November 1, 1998, TFAC acted as Fund administrator of the Trust. TFAC was responsible for providing substantially the same services as FT Services now performs under a contract with an identical fee schedule.

Shareholder servicing and transfer agent Franklin/Templeton Investor Services, LLC (Investor Services) is the Funds' shareholder servicing agent and acts as the Funds' transfer agent and dividend-paying agent. Investor Services is located at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, CA 94403-7777.

Custodians Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the Funds' securities and other assets, except as noted below. In addition, The Chase Manhattan Bank, at its principal office at MetroTech Center, Brooklyn, NY 11245, and at the offices of its branches and agencies throughout the world, acts as custodian of the assets of Asset Strategy Fund, Developing Markets Fund, Global Income Fund, Growth Securities Fund, International Securities Fund and International Smaller Companies Fund. As foreign custody manager, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositories, and furnishes information relevant to the selection of compulsory depositories.

Auditor PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105 is the Trust's independent auditor. The auditor gives an opinion on the financial statements included in the Trust's Annual Report to Shareholders and reviews the Trust's registration statement filed with the SEC.

Research services The managers may receive services from various affiliates. The services may include information, analytical reports, computer screening studies, statistical data, and factual resumes pertaining to securities eligible for purchase by the Funds. Such supplemental research, when utilized, is subject to analysis by the managers before being incorporated into the investment advisory process.

Portfolio Transactions
--------------------------------------------------------------------------------

The managers select brokers and dealers to execute the Funds' portfolio transactions in accordance with criteria set forth in the management agreements and any directions that the Board may give.

When placing a portfolio transaction, the managers seek to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The managers will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the managers, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The managers may pay certain brokers commissions that are higher than those another broker may charge, if the managers determine in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services they receive. This may be viewed in terms of either the particular transaction or the managers' overall responsibilities to client accounts over which they exercise investment discretion. The services that brokers may provide to the managers include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the managers in carrying out their investment advisory responsibilities. These services may not always directly benefit the Funds. They must, however, be of value to the managers in carrying out their overall responsibilities to their clients.

To the extent a Fund invests in bonds or participates in other principal transactions at net prices, the Fund incurs little or no brokerage costs. The Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker.

Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. The Funds seek to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services the managers receive from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the managers to supplement their own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the managers and their affiliates may use this research and data in their investment advisory capacities with other clients. If the Trust's officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Investments, also may be considered a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of a Fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the Funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.

During the last three fiscal years ended December 31, the Funds paid the following brokerage commissions:


        Broker Commissions ($)             2000            1999            1998
------------------------------------------------------------------------------------
Aggressive Growth Fund                      7,134(1)          n/a             n/a
Global Communications Fund              1,591,960       2,240,233       1,260,209
Global Health Care Fund                    58,935          34,233           7,679(4)
Growth and Income Fund                  1,609,865       1,462,576         978,165
High Income Fund                           12,917           1,469               0





Income Securities Fund                          0               0         135,052
Large Cap Fund                            389,057         285,773          97,932
Money Fund                                      0               0               0


        Broker Commissions ($)             2000            1999            1998
------------------------------------------------------------------------------------
Natural Resources Fund                    120,287         118,031         221,927
Real Estate Fund                          198,320         321,201         360,482
Rising Dividends Fund                     327,751         468,845         687,070
S&P 500 Index Fund                         15,697           4,396(2)          n/a
Small Cap Fund                            178,280         170,758         205,822
Strategic Income Fund                         263             353             n/a
Technology Fund                             7,764(1)          n/a             n/a
Government Fund                                 0               0               0
Value Fund                                 38,164          29,749          23,936(4)
Zero Coupon Fund - 2005                         0               0               0
Zero Coupon Fund - 2010                         0               0               0
Mutual Discovery Fund                     469,166         826,555         752,153
Mutual Shares Fund                        824,600       1,073,693         856,291
Asset Strategy Fund                       755,161       1,099,879(3)      755,187(3)
Developing Markets Fund                 1,787,125       1,207,123(3)      623,160(3)
Global Income Fund                              0               0               0
Growth Securities Fund                  2,738,293       1,563,908         965,410
International Securities Fund           1,954,173      1,430,2762(3)    1,302,179(3)
International Smaller Companies Fund       60,502          27,797          26,352





(1).     From May 1, 2000 (effective date) to December 31, 2000.
(2).     From November 1, 1999 (effective date) to December 31, 1999.
(3).     Included in the financials in the TVP Annual Report to Shareholders.
(4).     From May 1, 1998 (effective date) to December 31, 1998.

The following table identifies each Fund which held securities of its regular brokers or dealers during 2000, the names of each such broker or dealer, and the value, if any, of such securities as of December 31, 2000.

                                                                  December 31,
                                                                 2000 value ($)
        Fund Name             Regular Broker or Dealer            (in 1,000's)
--------------------------------------------------------------------------------
Money Fund                 Banc of America Securities LLC             10,000
                           Merrill Lynch Pierce Fenner                 9,967
                           Deutsche Bank Securities                    5,000
                           Goldman Sachs & Co.                         9,952

Growth and Income          Banc of America Securities LLC              8,946
                           J.P. Morgan Chase & Co.                     7,795
                           FleetBoston Robertson Stephens             16,357

Natural Resources          Merrill Lynch Pierce Fenner                 1,199

International Securities   HSBC Securities, Inc.                      13,237

Developing Markets         HSBC Securities, Inc.                       1,123

Growth Securities          HSBC Securities, Inc.                      28,147
                           Merrill Lynch Pierce Fenner                17,047

Large Cap                  Banc of America Securities LLC              4,129
                           First Union Securities, Inc.                4,033
                           J.P. Morgan Chase & Co.                     2,272

Mutual Discovery           Lehman Brothers, Inc.                         284

Mutual Shares              J.P. Morgan Chase & Co.                     3,894
                           Lehman Brothers, Inc.                       3,760
                           Allmerica Financial Life & Annuity          3,357

S&P 500                    Morgan Stanley Dean Witter                    404
                           J.P. Morgan Chase & Co.                       116
                           Banc of America Securities, LLC               336
                           Lehman Brothers, Inc.                          74
                           Marsh & Mclannan Securities Corp.             145
                           American Express Financial Advisors           331
                           Salomon Smith Barney, Inc.                  1,159

Because certain Funds may, from time to time, invest in broker-dealers, it is possible that a Fund will own more than 5% of the voting securities of one or more broker-dealers through whom a Fund places portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered an affiliated person of the Fund. To the extent a Fund places brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of the Fund, the Fund will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require the Fund to adhere to procedures adopted by the Board relating to ensuring that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary brokerage commissions for similar transactions.

Distributions and Taxes

--------------------------------------------------------------------------------


Each Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) fees applicable to each class.

Investments in foreign securities The next three paragraphs describe tax considerations that are applicable to funds that invest in foreign securities.

Effect of foreign withholding taxes. A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the income dividends paid by the Fund.

Effect of foreign debt investments and hedging on distributions. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution. This treatment could increase or decrease the Fund's ordinary income distributions, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

PFIC securities. A Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, each Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities.

Election to be taxed as a regulated investment company Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). Each has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes. To ensure that individuals holding the variable annuity and variable life insurance contracts whose assets are invested in a Fund will not be subject to federal income tax on distributions made by a Fund prior to receipt of payments under the variable annuity and variable life insurance contracts, each Fund intends to comply with the additional requirements of Section 817(h) of the

Code relating to diversification of its assets. The Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains.

Excise tax distribution requirements To avoid federal excise taxes, the Code requires a Fund to make certain minimum distributions by December 31 of each year. Federal excise taxes will not apply to a Fund, however, in any calendar year in which all of its shareholders are segregated asset accounts of life insurance companies where the shares are held in connection with variable products.

Investment in complex securities Each Fund may invest in complex securities that may be subject to numerous special and complex tax rules. For example, a Fund may invest in securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind (PIK) bonds, that may require it to accrue and distribute income not yet received. In order to generate sufficient cash to make these distributions, a Fund may be required to sell securities in its portfolio that it otherwise might have continued to hold. Other investments may be subject to rules that could affect whether gains or losses recognized by a Fund are treated as ordinary income or capital gain, or may defer a Fund's ability to recognize losses. These rules could affect the amount, timing and tax character of income distributed by a Fund.

Organization, Voting Rights and Principal Holders

--------------------------------------------------------------------------------


The Trust is an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Massachusetts business trust on April 26, 1988, and is registered with the SEC. Each Fund, except the Global Health Care Fund, Strategic Income Fund, Technology Fund, Value Fund and Global Income Fund, is a diversified series of the Trust.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Fund. The Agreement and Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund's assets if you are held personally liable for obligations of the Fund. The Agreement and Declaration of Trust provides that the Fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the Fund and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Declaration of Trust further provides that the Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the Fund's total assets. Thus, the risk that you would incur financial loss on account of shareholder liability is limited to the unlikely circumstance in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

Each of the Funds currently offer two classes of shares, Class 1 and Class 2, except for the S&P 500 Index Fund which currently offers Class 1, Class 2 and Class 3. The Trust may offer additional classes of shares in the future. The full title of each series and class is:

         .        Franklin Aggressive Growth Securities Fund - Class 1
         .        Franklin Aggressive Growth Securities Fund - Class 2
         .        Franklin Global Communications Securities Fund - Class 1(1)
                  (prior to 11/15/99, Franklin Global Utilities Securities Fund)
                  (prior to 5/1/98, Utility Equity Fund)
         .        Franklin Global Communications Securities Fund - Class 2(1)
                  (prior to 11/15/99, Franklin Global Utilities Securities Fund)
         .        Franklin Global Health Care Securities Fund - Class 1(1)
         .        Franklin Global Health Care Securities Fund - Class 2(1)
         .        Franklin Growth and Income Fund - Class 1(1) (prior to 5/1/95,
                  Equity Growth Fund)
         .        Franklin Growth and Income Fund - Class 2(1)
         .        Franklin High Income Fund - Class 1(1)
         .        Franklin High Income Fund - Class 2(1)
         .        Franklin Income Securities Fund - Class 1(1)
         .        Franklin Income Securities Fund Class 2(1)
         .        Franklin Large Cap Growth Securities Fund - Class 1(1) (prior to 12/15/99, Franklin Capital Growth Fund)
         .        Franklin Large Cap Growth Securities Fund - Class 2(1) (same as Class 1)
         .        Franklin Money Market Fund - Class 1(1)
         .        Franklin Money Market Fund - Class 2(1)

         .        Franklin Natural Resources Securities Fund - Class 1(1) (prior to 5/1/97, Precious Metals Fund)
         .        Franklin Natural Resources Securities Fund - Class 2(1)
         .        Franklin Real Estate Fund - Class 1 (prior to September 1999,
                  Real Estate Securities Fund)
         .        Franklin Real Estate Fund - Class 2 (same as Class 1)
         .        Franklin Rising Dividend Securities Fund - Class 1 (prior to
                  September 1999, Rising Dividends Fund)
         .        Franklin Rising Dividend Securities Fund - Class 2 (same as
                  Class 1)
         .        Franklin S&P 500 Index Fund - Class 1(2)
         .        Franklin S&P 500 Index Fund - Class 2(2)
         .        Franklin S&P 500 Index Fund - Class 3(2)
         .        Franklin Small Cap Fund - Class 1(1)
         .        Franklin Small Cap Fund - Class 2(1)
         .        Franklin Strategic Income Securities Fund - Class 1(2)
         .        Franklin Strategic Income Securities Fund - Class 2(2)
         .        Franklin Technology Securities Fund - Class 1
         .        Franklin Technology Securities Fund - Class 2
         .        Franklin U.S. Government Fund - Class 1(1)
         .        Franklin U.S. Government Fund - Class 2(1)
         .        Franklin Value Securities Fund - Class 1(1)
         .        Franklin Value Securities Fund - Class 2(1)
         .        Franklin Zero Coupon Fund - 2005 - Class 1(1)
         .        Franklin Zero Coupon Fund - 2005 - Class 2(1)
         .        Franklin Zero Coupon Fund - 2010 - Class 1(1)
         .        Franklin Zero Coupon Fund - 2010 - Class 2(1)
         .        Mutual Discovery Securities Fund - Class 1
         .        Mutual Discovery Securities Fund - Class 2
         .        Mutual Shares Securities Fund - Class 1
         .        Mutual Shares Securities Fund - Class 2
         .        Templeton Asset Strategy Fund - Class 1 (prior to May 1, 2000,
                  Templeton Asset Allocation Fund)
         .        Templeton Asset Strategy Fund - Class 2(2) (same as Class 1)
         .        Templeton Developing Markets Securities Fund - Class 1(2)
                  (prior to May 1, 2000, Templeton Developing Markets Fund)
         .        Templeton Developing Markets Securities Fund - Class 2(2)
                  (same as Class 1)
         .        Templeton Growth Securities Fund - Class 1

         .        Templeton Growth Securities Fund - Class 2
         .        Templeton Global Income Securities Fund Class 1 (prior to
                  5/1/96, Global Income Fund)
         .        Templeton Global Income Securities Fund Class 2
         .        Templeton International Securities Fund - Class 1(2) (prior to
                  May 1, 2000, Templeton International Fund)
         .        Templeton International Securities Fund - Class 2(2) (same as
                  Class 1)
         .        Templeton International Smaller Companies Fund - Class 1
         .        Templeton International Smaller Companies Fund - Class 2

         (1). In September 1999, the names of the Funds were changed to include "Franklin". (2). On February 8, 2000, Fund shareholders approved a merger and reorganization that combined the Fund, a series of TVP with a similar fund of the Trust, effective May 1, 2000. The Fund is the surviving fund of the merger.

Shares of each class represent proportionate interests in a Fund's assets and are identical except that the Fund's Class 2 shares will bear the expense of the Class 2 distribution plan. (See "The Underwriter" below, for a description of the Class 2 plans.) On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has non-cumulative voting rights. For Board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may also be called by the Board to consider the removal of a Board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help shareholders communicate with other shareholders about the removal of a Board member. A special meeting may also be called by the Board in its discretion.

Principal Shareholders Class 1 and Class 2 shares of the Funds generally are sold to and owned only by insurance company separate accounts to serve as the investment vehicle for variable annuity and life insurance contracts.

The insurance companies will exercise voting rights attributable to shares they own in accordance with voting instructions received by owners of the contracts issued by the insurance companies. To this extent, the insurance companies do not exercise control over the Trust by virtue of the voting rights from their ownership of Trust shares.

As of March 31, 2001, the principal shareholders of the Funds, beneficial or of record, were:


          Name and Address                          Share class                         Percentage (%)
------------------------------------ ------------------------------------------- --------------------------
                                     Aggressive Growth Securities Fund - Class 1
Allianz Life Insurance                                                                       96.09
1750 Hennepin Ave.
Minneapolis, MN 55403

                                     Aggressive Growth Securities Fund - Class 2
Preferred Life Insurance                                                                    100.00
Company of New York



 152 West 57th Street, 18th Floor
New York, NY 10019

                                     Global Communications Fund - Class 1
Allianz Life Insurance                                                                       91.70
1750 Hennepin Ave.
Minneapolis, MN 55403

Preferred Life Insurance                                                                      8.30
Company of New York
152 West 57th Street, 18th Floor
New York, NY 10019

                                     Global Communications Fund - Class 2
Allianz Life Insurance                                                                       98.26
1750 Hennepin Ave.
Minneapolis, MN 55403

                                     Global Health Care Fund- Class 1
Allianz Life Insurance                                                                       92.51
1750 Hennepin Ave.
Minneapolis, MN 55403

Preferred Life Insurance                                                                      7.49
Company of New York
152 West 57th Street, 18th Floor
New York, NY 10019


          Name and Address                          Share class                         Percentage (%)
------------------------------------ ------------------------------------------- --------------------------
                                     Global Health Care Fund - Class 2

Allianz Life Insurance                                                                       98.09
1750 Hennepin Ave.
Minneapolis, MN 55403

                                     Growth and Income Fund - Class 1
Allianz Life Insurance                                                                       91.47
1750 Hennepin Ave.
Minneapolis, MN 55403

Preferred Life Insurance                                                                      8.53
Company of New York
152 West 57th Street, 18th Floor
New York, NY 10019

                                     Growth and Income Fund - Class 2
Allianz Life Insurance                                                                       99.36
1750 Hennepin Ave.
Minneapolis, MN 55403

                                     High Income Fund - Class 1
Allianz Life Insurance                                                                       91.56
1750 Hennepin Ave.
Minneapolis, MN 55403

Preferred Life Insurance                                                                      8.44
Company of New York
152 West 57th Street, 18th Floor
New York, NY 10019

                                     High Income Fund - Class 2
Allianz Life Insurance                                                                      100.00
1750 Hennepin Ave.
Minneapolis, MN 55403

                                     Income Securities Fund - Class 1
Allianz Life Insurance                                                                       93.17
1750 Hennepin Ave.
Minneapolis, MN 55403

Preferred Life Insurance                                                                      6.83
Company of New York
152 West 57th Street, 18th Floor
New York, NY 10019

                                     Income Securities Fund - Class 2
Allianz Life Insurance                                                                       46.12
1750 Hennepin Ave.
Minneapolis, MN 55403

American Enterprise Life                                                                     53.58
IDS Tower 10 T11/1646
Minneapolis, MN 55440

          Name and Address                          Share class                         Percentage (%)
------------------------------------ ------------------------------------------- --------------------------
                                     Large Cap Fund - Class 1
Allianz Life Insurance                                                                       91.36
1750 Hennepin Ave.
Minneapolis, MN 55403

Preferred Life Insurance                                                                      6.62
Company of New York
152 West 57th Street, 18th Floor
New York, NY 10019

                                     Large Cap Fund - Class 2
Allianz Life Insurance                                                                       98.52
1750 Hennepin Ave.
Minneapolis, MN 55403

                                     Money Fund - Class 1
Allianz Life Insurance                                                                       92.72
1750 Hennepin Ave.
Minneapolis, MN 55403

Preferred Life Insurance                                                                      7.28
Company of New York
152 West 57th Street, 18th Floor
New York, NY 10019

                                     Money Fund - Class 2
Allianz Life Insurance                                                                      100.00
1750 Hennepin Ave.
Minneapolis, MN 55403

                                     Natural Resources Fund  - Class 1
Allianz Life Insurance                                                                       92.89
1750 Hennepin Ave.
Minneapolis, MN 55403

Preferred Life Insurance                                                                      7.11
Company of New York
152 West 57th Street, 18th Floor
New York, NY 10019

                                     Natural Resources Fund  - Class 2
Allmerica Financial Life &                                                                   81.37
Annuity Co.
440 Lincoln Street Mail Stop S-310
Worcester, MA  01653

First Allmerica Life & Annuity Co.                                                           16.99
440 Lincoln Street Mail Stop S-10
Worcester, MA  01653


          Name and Address                          Share class                         Percentage (%)
------------------------------------ ------------------------------------------- --------------------------
                                     Real Estate Fund - Class 1
Allianz Life Insurance                                                                       93.50
1750 Hennepin Ave.
Minneapolis, MN 55403

Preferred Life Insurance                                                                      6.50
Company of New York
152 West 57th Street, 18th Floor
New York, NY 10019

                                     Real Estate Fund - Class 2
IDS Life Insurance                                                                           69.99
Company of New York
IDS Tower 10 T11/1646
Minneapolis, MN 55440

Hartford Life                                                                                20.79
PO Box 2999
Hartford, CT 06104-2999

                                     Rising Dividends Fund - Class 1
Allianz Life Insurance                                                                       90.25
1750 Hennepin Ave.
Minneapolis, MN 55403

Preferred Life Insurance                                                                      9.75
Company of New York
152 West 57th Street, 18th Floor
New York, NY 10019

                                     Rising Dividends Fund - Class 2
Allianz Life Insurance                                                                      100.00
1750 Hennepin Ave.
Minneapolis, MN 55403

                                     S&P 500 Index Fund - Class 1
Allianz Life Insurance                                                                       94.46
1750 Hennepin Ave.
Minneapolis, MN 55403

Preferred Life Insurance                                                                      5.54
Company of New York
152 West 57th Street, 18th Floor
New York, NY 10019

                                     S&P 500 Index Fund - Class 2
Preferred Life Insurance                                                                    100.00
Company of New York
152 West 57th Street, 18th Floor
New York, NY 10019

                                     Small Cap Fund  - Class 1
Allianz Life Insurance                                                                       92.98
1750 Hennepin Ave.
Minneapolis, MN 55403


          Name and Address                          Share class                         Percentage (%)
------------------------------------ ------------------------------------------- --------------------------
Preferred Life Insurance                                                                      5.06
Company of New York
152 West 57th Street, 18th Floor
New York, NY 10019

                                     Small Cap Fund - Class 2
Pruco Life of Arizona                                                                        31.39
100 Mulberry Street
Gateway Center Three
6th, 7th & 8th Floors
Newark, NJ  07102-4077

Hartford Life                                                                                17.53
PO Box 2999
Hartford, CT 06104-2999

Allmerica Financial Life &                                                                   18.29
Annuity Co.
440 Lincoln Street Mail Stop S-310
Worcester, MA  01653

Travelers Life & Annuity                                                                     12.16
One Tower Square
Hartford, CT  06183

                                     Strategic Income Fund - Class 1
Hartford Life                                                                               100
PO Box 2999
Hartford, CT 06104-2999

                                     Technology Fund - Class 1
Allianz Life Insurance                                                                       91.50
1750 Hennepin Ave.
Minneapolis, MN 55403

Preferred Life Insurance                                                                      8.50
Company of New York
152 West 57th Street, 18th Floor
New York, NY 10019

                                     Technology Fund - Class 2
Hartford Life                                                                               100.00
PO Box 2999
Hartford, CT 06104-2999

                                     U.S. Government Fund - Class 1
Allianz Life Insurance                                                                       89.94
1750 Hennepin Ave.
Minneapolis, MN 55403


          Name and Address                          Share class                         Percentage (%)
------------------------------------ ------------------------------------------- --------------------------
Preferred Life Insurance                                                                     10.06
Company of New York
152 West 57th Street, 18th Floor
New York, NY 10019

                                     U. S. Government Fund - Class 2
Allianz Life Insurance                                                                       85.08
1750 Hennepin Ave.
Minneapolis, MN 55403

SAFECO                                                                                       14.92
5069 154th Place NE
Redmond, WA  98052

                                     Value Fund - Class 1
Allianz Life Insurance                                                                       95.12
1750 Hennepin Ave.
Minneapolis, MN 55403

                                     Value Fund - Class 2
IDS Life Insurance Company                                                                   94.59
IDS Tower 10 T11/1646
Minneapolis, MN 55440

                                     Zero Coupon Fund - 2005 - Class 1
Allianz Life Insurance                                                                       90.28
1750 Hennepin Ave.
Minneapolis, MN 55403

Preferred Life Insurance                                                                      9.72
Company of New York
152 West 57th Street, 18th Floor
New York, NY 10019

                                     Zero Coupon Fund - 2010 - Class 1
Allianz Life Insurance                                                                       92.38
1750 Hennepin Ave.
Minneapolis, MN 55403

Preferred Life Insurance                                                                      7.62
Company of New York
152 West 57th Street, 18th Floor
New York, NY 10019

                                     Mutual Discovery Fund - Class 1
Allianz Life Insurance                                                                       94.29
1750 Hennepin Ave.
Minneapolis, MN 55403

Preferred Life Insurance                                                                      5.71
Company of New York
152 West 57th Street, 18th Floor
New York, NY 10019


          Name and Address                          Share class                         Percentage (%)
------------------------------------ ------------------------------------------- --------------------------
                                     Mutual Discovery Fund - Class 2
Allianz Life Insurance                                                                       99.97
1750 Hennepin Ave.
Minneapolis, MN 55403

                                     Mutual Shares Fund - Class 1
Allianz Life Insurance                                                                       92.08
1750 Hennepin Ave.
Minneapolis, MN 55403

Preferred Life Insurance                                                                      5.46
Company of New York
152 West 57th Street, 18th Floor
New York, NY 10019

                                     Mutual Shares Fund - Class 2
Hartford Life & Annuity                                                                      56.59
PO Box 2999
Hartford, CT 06104-2999

Allmerica Financial Life &                                                                   13.96
Annuity Co.
440 Lincoln Street Mail Stop S-310
Worcester, MA  01653

Lincoln Life & Annuity Co. 1300                                                               8.57
South Clinton
Fort Wayne, IN  46802

Phoenix Variable Life                                                                         5.72
One American Row 1st Floor
Hartford, CT 06115

Allianz Life Insurance                                                                        5.02
1750 Hennepin Ave.
Minneapolis, MN 55403

Phoenix Home Life                                                                             5.72
One America Row
Hartford, CT  06115

                                     Asset Strategy Fund - Class 1
VALIC                                                                                        46.62
2929 Allen Parkway
Houston, TX 77019

Travelers Insurance Company                                                                  33.95
One Tower Square
Hartford, CT 06183

Phoenix Home Life                                                                            11.81
One American Row
Hartford, CT 06115

          Name and Address                          Share class                         Percentage (%)
 ------------------------------------ ------------------------------------------- --------------------------
Allianz Life Insurance                                                                        6.68
1750 Hennepin Ave.
Minneapolis, MN 55403

                                     Asset Strategy Fund - Class 2
Hartford Life & Annuity                                                                      34.92
PO Box 2999
Hartford, CT 06104-2999

Phoenix Home Life                                                                            30.49
One American Row
Hartford, CT 06115

Phoenix Variable Life                                                                        16.94
One American Row 1st Floor
Hartford, CT 06115

American General Life                                                                         5.65
PO Box 1591
Houston, TX 77251

                                     Developing Markets Fund - Class 1
IDS Life Insurance Company                                                                   55.53
IDS Tower 10 T11/1646
Minneapolis, MN 55440

Allianz Life Insurance                                                                       28.76
1750 Hennepin Ave.
Minneapolis, MN

                                     Developing Markets Fund - Class 2
Phoenix Home Life                                                                             9.23
One American Row
Hartford, CT 06115

CUNA                                                                                         25.52
2000 Heritage Way
Waverly, IA 50677

Minnesota Life Insurance Company                                                             22.40
400 Robert Street North
St. Paul, MN 55101-2098

Travelers Life & Annuity                                                                     12.16
One Tower Square
Hartford, CT 06183

John Hancock                                                                                  7.81
One Financial Center 9th Floor
Boston, MA  02111


          Name and Address                          Share class                         Percentage (%)
------------------------------------ ------------------------------------------- --------------------------
Phoenix Variable Life                                                                         7.61
One American Row 1st Floor
Hartford, CT 06115

Allianz Life Insurance                                                                        5.60
1750 Hennepin Ave.
Minneapolis, MN 55403

                                     Global Income Fund - Class 1
Allianz Life Insurance                                                                       71.12
1750 Hennepin Ave.
Minneapolis, MN 55403

Preferred Life Insurance                                                                      7.55
Company of New York
152 West 57th Street, 18th Floor
New York, NY 10019

Travelers Insurance Co.                                                                      12.84
One Tower Square
Hartford, CT  06183

Phoenix Home Life                                                                             6.74
One American Row
Hartford, CT 06115

                                     Global Income Fund - Class 2
Allianz Life Insurance                                                                       34.23
1750 Hennepin Ave.
Minneapolis, MN 55403

Glenbrook                                                                                    65.77
3100 Sanders Road
Northbrook, IL  60062

                                     Growth Securities Fund  - Class 1
Allianz Life Insurance                                                                       44.12
1750 Hennepin Ave.
Minneapolis, MN 55403

Travelers Insurance Company                                                                  37.76
One Tower Square
Hartford, CT 06183

Phoenix Home Life                                                                            13.37
One American Row
Hartford, CT 06115

          Name and Address                          Share class                         Percentage (%)
------------------------------------ ------------------------------------------- --------------------------
                                     Growth Securities Fund  - Class 2
Glenbrook                                                                                    10.48
3100 Sanders Road
Northbrook, IL  60062

Hartford Life & Annuity                                                                      21.75
PO Box 2999
Hartford, CT 06104-2999

Phoenix Variable Life                                                                        33.20
One American Row 1st Floor
Hartford, CT 06115


Phoenix Home Life                                                                            10.01
One American Row
Hartford, CT 06115

Union Central                                                                                 5.72
PO Box 40888
1876 Waycross Road
Cincinnati, OH 45240

                                     International Securities Fund - Class 1
Phoenix Home Life                                                                             6.75
One American Row
Hartford, CT 06115

Allianz Life Insurance                                                                       66.86
1750 Hennepin Ave.
Minneapolis, MN 55403

Jefferson Pilot                                                                               9.26
One Granit Place
PO Box 515
Concord, NH 03302-0515

                                     International Securities Fund - Class 2
Union Central                                                                                 7.35
PO Box 40888
1876 Waycross Road
Cincinnati, OH 45240

Travelers Life & Annuity                                                                     21.10
One Tower Square
Hartford, CT  06183

Phoenix Home Life                                                                             5.92
One America Row
Hartford, CT  06115

Hartford Life                                                                                 8.34
PO Box 2999
Hartford CT 06104-2999

          Name and Address                          Share class                         Percentage (%)
------------------------------------ ------------------------------------------- --------------------------
Connecticut Mutual                                                                            6.90
1295 State Street
Springfield, MA  01111

Phoenix Home Life                                                                             8.29
One American Row
Hartford, CT  06115

John Hancock                                                                                  6.14
One Financial Center 9th Floor
Boston, MA  02111

Allianz Life Insurance                                                                        8.73
1750 Hennepin Ave.
Minneapolis, MN 55403

                                     International Smaller Companies Fund -
                                     Class 1

Allianz Life Insurance                                                                       95.05
1750 Hennepin Ave.
Minneapolis, MN 55403

                                     International Smaller Companies Fund -
                                     Class 2

IDS Life Insurance Co.                                                                       67.35
IDS Tower 10 T11/1646
Minneapolis, MN  55440

Allianz Life Insurance                                                                       15.69
1750 Hennepin Ave.
Minneapolis, MN 55403

Allmerica Financial Life &                                                                   10.45
Annuity Co.
440 Lincoln Street
Mail Stop S-310
Worcester, MA  01653

As of March 31, 2001, Board members and officers, as a group, owned less than 1%, of record or beneficially, of the outstanding shares of Trust. The Board members may own shares in other funds in Franklin Templeton Investments.



Pricing Shares
--------------------------------------------------------------------------------

When they buy and sell shares, the Trust's shareholders pay and receive the net asset value (NAV) per share.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

The Funds calculate the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The Funds do not calculate the NAV on days the New York Stock Exchange
(NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Funds other than Money Fund When determining its NAV, a Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the Fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market as determined by the manager.

A Fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the Fund holds is its last sale price on the relevant exchange before the Fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the Fund values options within the range of the current closing bid and ask prices if the Fund believes the valuation fairly reflects the contract's market value.

A Fund determines the value of a foreign security as of the close of trading on the foreign exchange on which the security is traded or as of the close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the NAV. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the Board. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

Money Fund The valuation of the Fund's portfolio securities, including any securities set aside on the Fund's books for when-issued securities, is based on the amortized cost of the securities, which does not take into account unrealized capital gains or losses. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in calculation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Fund computed as described above may tend to be higher than a like computation made by a Fund with identical investments but using a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a Fund using only market values, and existing investors in the Fund would receive less investment income. The opposite would be true in a period of rising interest rates. The Fund's use of amortized cost, which helps the Fund maintain a $1 share price, is permitted by a rule adopted by the SEC.

The Board has established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share at $1, as computed for the purpose of sales and redemptions. These procedures include a review of the Fund's holdings by the Board, at such intervals as it may deem appropriate, to determine if the Fund's net asset value calculated by using available market quotations deviates from $1 per share based on amortized cost. The extent of any deviation will be examined by the Board. If a deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. If the


Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, it will take corrective action that it regards as necessary and appropriate, which may include selling portfolio instruments before maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, redeeming shares in kind, or establishing a net asset value per share by using available market quotations.

Redemptions in kind The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,00 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

The Underwriter

--------------------------------------------------------------------------------

Distributors acts as the principal underwriter in the continuous public offering of the Trust's shares. Distributors is located at 777 Mariners Island Blvd., San Mateo, CA 94404.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public except to the extent these expenses are borne by the insurance companies The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors may be entitled to receive payment under Class 2 Rule 12b-1 plans as described below. Except as noted below, Distributors does not receive compensation from the Trust for acting as underwriter.

Distribution and service (12b-1) fees The Board has adopted a plan pursuant to Rule 12b-1 for each Class 2 shares. Under each Fund's Class 2 plan (except for S&P 500 Index Fund, Strategic Income Fund, Asset Strategy Fund, Global Income Fund, International Fund and Developing Markets Fund), the Fund may pay up to a maximum of 0.35% per year of the average daily net assets attributable to its Class 2 shares. The Board, however, has set the current rate at 0.25% per year, effective July 1, 1999. From January 6, 1999 to June 30, 1999, the fees were set at 0.30% per year. The maximum rate for Class 2 shares of S&P 500 Index Fund, Strategic Income Fund, Global Income Fund, Asset Strategy Fund, Developing Markets Fund and International Fund has been set at 0.25% per year under each plan.

The plans are expected to, among other things, increase advertising of the Funds, encourage sales of the Funds and service to its shareholders, and increase or maintain assets of the Fund so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into the Funds is useful in managing the Funds because the managers have more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, the Funds pay Distributors, the insurance companies or others to assist in the promotion and distribution of Class 2 shares or variable contracts offering Class 2 shares. Payments made under the plans may be used for, among other things, the printing of prospectuses and reports used for sales purposes, preparing and distributing sales literature and related expenses, advertisements, education of contract owners or dealers and their representatives, and other distribution-related expenses, including a prorated portion of Distributors' or the insurance companies' overhead expenses attributable to the distribution of these variable contracts or shares of the Funds. Payments made under the plans may also be used to pay insurance companies, dealers or others for, among other things, furnishing personal services and maintaining customer accounts and records, or as service fees as defined under NASD rules. Together, these expenses, including the service fees, are "eligible expenses."

Agreements for the payment of fees to the insurance companies or others shall be in a form which has been approved from time to time by the Board, including the non-interested Board members.

For the fiscal year ended December 31, 2000, the amounts paid by each Fund's Class 2 shares pursuant to the plans, which were used by Distributors to pay insurance companies or their affiliates were as follows:

                                                                    Amounts
     Fund                                                          Paid ($)
     ----------------------------------------------------------------------

     Aggressive Growth Fund                                              0
     Global Communications Fund                                      1,489
     Global Health Care Fund                                           561
     Growth and Income Fund                                          2,657
     High Income Fund                                                1,052
     Income Securities Fund                                          3,817
     Large Cap Fund                                                  2,794
     Money Fund                                                     16,512
     Natural Resources Fund                                            456
     Real Estate Fund                                               17,546
     Rising Dividends Fund                                           1,353
     Small Cap Fund                                                293,132
     Strategic Income Fund                                               0
     S&P 500 Index Fund - Class 2                                      217
     Technology Fund                                                   108
     U.S. Government Fund                                            4,863
     Value Fund                                                      7,648
     Zero Coupon Fund - 2005                                             0
     Zero Coupon Fund - 2010                                             0
     Mutual Discovery Fund                                           1,375
     Mutual Shares Fund                                             36,875
     Asset Strategy Fund                                            59,994
     Developing Markets Fund                                       137,544
     Global Income Fund                                              1,958
     Growth Securities Fund                                         96,873
     International Securities Fund                                 334,839

Distributors must provide written reports to the Board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the Board with such other information as the Board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

Performance

--------------------------------------------------------------------------------


Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by a Fund are based on the standardized methods of computing performance mandated by the SEC. Performance figures reflect Rule 12b-1 fees from the date of the plan's implementation. An explanation of these and other methods used by the Fund to compute or express performance follows.

For share classes offered only to insurance company separate accounts for use in variable annuity and variable life insurance contracts, to the extent required by SEC rules, the advertised performance of such share classes will be displayed no more prominently than standardized performance of the applicable insurance company separate accounts/contracts. For information about how an insurance company may advertise such performance, please consult the contract prospectus which accompanies the Trust prospectus.

Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

For Class 2 shares which were started at a later date than Class 1 shares, standardized Fund performance represents, a "blended" figure, combining: (a) for periods prior to January 6, 1999 (or May 1, 1997 for Asset Strategy Fund, Developing Markets Fund and International Securities Fund) historical results of Class 1 shares; and (b) for periods beginning January 6, 1999 (or May 1, 1997), Class 2's results reflect an additional 12b-1 fee expense which also affects future performance. Historical performance data for Class 2 shares, based on Class 1 performance, will generally not be restated to include 12b-1 fees, although each Fund may restate these figures consistent with SEC rules.

For Asset Strategy Fund, Developing Markets Fund and International Securities Fund, performance prior to the May 1, 2000 merger reflects the historical performance of Templeton Asset Allocation Fund, Templeton Developing Markets Fund and Templeton International Fund, respectively.

Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable fund charges and fees. It does not however, include any fees or sales charges imposed by the variable insurance contract for which the funds' Class 1 and Class 2 shares are investment options. If they were included, performance would be lower. The average annual total returns for each Fund for the periods ended December 31, 2000, are reflected in the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 2000.

The following SEC formula was used to calculate the figures:

                  P(1+T)n = ERV

                  where:

                  P = a hypothetical initial payment of $1,000

                  T = average annual total return

                  n = number of years

                  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

Cumulative total return Like average annual total return, the cumulative total return assumes income dividends and capital gain distributions are reinvested at net asset value. It does not however, include any fees or sales charges imposed by the variable insurance contract for which the Funds' Class 1 and Class 2 shares are investment options. If they were included, performance would be lower. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated in the annual report. The cumulative total returns for the indicated periods ended December 31, 2000, were:


                                                                                                       Ten Year

                                                                 One                 Five               or From
                                                                Year                 Year              Inception
                                                                 (%)                 (%)                  (%)
                                                         -------------------- ------------------- --------------------
Aggressive Growth Fund -Class 1                                    --                  --               -24.10(1)
Global Communications Fund - Class 1                           -32.85               41.28               145.60
Global Communications Fund - Class 2                           -32.97               40.61               144.44
Global Health Care Fund - Class 1
                                                                72.57                  --                69.86(2)
Global Health Care Fund - Class 2                               72.13                  --                68.91(2)
Growth and Income Fund - Class 1                                17.99               88.52               257.17


                                                                                                        Ten Year
                                                                 One                 Five               or From
                                                                Year                 Year              Inception
                                                                 (%)                 (%)                  (%)
                                                         -------------------- ------------------- --------------------
Growth and Income Fund - Class 2                                17.79               87.72               255.64
High Income Fund - Class 1                                     -13.00               11.48               128.40
High Income Fund - Class 2                                     -13.15               10.96               127.33
Income Securities Fund - Class 1                                19.77               55.74               235.60
Income Securities Fund Class 2                                  19.43               54.89               233.78
Large Cap Fund - Class 1                                         5.75                  --               125.08(3)
Franklin Large Cap Growth Fund - Class 2                         5.46                  --               123.72(3)
Money Fund - Class 1                                             5.95               29.28                58.23
Money Fund - Class 2                                             5.69               28.61                57.41
Natural Resources Fund - Class 1                                36.48               13.49                65.35
Natural Resources Fund - Class 2                                36.26               13.10                64.78
Real Estate Fund - Class 1                                      31.95               65.15               255.66
Real Estate Fund - Class 2                                      31.59               64.32               253.88
Franklin Rising Dividend Securities Fund - Class 1              21.05               93.06               154.64(4)
Franklin Rising Dividends Fund - Class 2                        20.71               91.88               153.08(4)
S&P 500 Index Fund - Class 1                                    -8.47                  --                -3.34(5)
Small Cap Fund - Class 1                                       -14.60              152.42               158.22(6)
Small Cap Fund - Class 2                                       -14.76              151.18               156.96(6)
Strategic Income Fund - Class 1                                  4.95                  --                 7.68(5)
Technology Fund -Class 1                                           --                  --               -24.20(1)
Technology Fund - Class 2                                          --                  --               -24.30(1)
U.S. Government Fund - Class 1                                  11.82               34.79               110.52
U.S. Government Fund - Class 2                                  11.39               34.06               109.37
Value Fund - Class 1                                            25.23                  --                -0.83(2)
Value Fund - Class 2                                            25.02                  --                -1.25(2)
Zero Coupon Fund - 2005 - Class 1                               12.56               32.10               156.57
Zero Coupon Fund - 2010 - Class 1                               18.72               35.27               185.80
Mutual Discovery Fund - Class 1                                 10.45                  --                58.11(7)
Mutual Discovery Fund - Class 2                                 10.21                  --                57.43(7)
Mutual Shares Fund - Class 1                                    13.62                  --                57.14(7)
Mutual Shares Fund - Class 2                                    13.25                  --                56.88(7)
Asset Strategy Fund - Class 1                                     .29               80.04               272.63
Asset Strategy Fund - Class 2                                     .04               78.37               269.17
Developing Markets Fund - Class 1                              -31.76                  --               -44.60(8)
Developing Markets Fund - Class 2                              -32.04                  --               -45.18(8)
Growth Securities Fund - Class 1                                 1.74               84.73               114.79(9)
Growth Securities Fund - Class 2                                 1.47               83.94               113.87(9)
Global Income  Securities Fund - Class 1                         4.31               18.24                68.21
Global Income Securities Fund  -Class 2                          4.14               17.66                67.38
International Securities Fund - Class 1                         -2.19               86.86               192.55(10)
International Securities Fund - Class 2                         -2.38               85.12               189.83
International Smaller Companies Fund - Class 1                  -1.03                  --                19.20
International Smaller Companies Fund - Class 2                  -1.24                  --                18.96

         (1). Inception date 05-01-00
         (2). Inception date 05-01-98.
         (3). Inception date 05-01-96.
         (4). Inception date 01-27-92.
         (5). Inception date 11-01-99
         (6). Inception date 11-01-95.
         (7). Inception date 11-08-96.
         (8). Inception date 03-04-96.
         (9). Inception date 03-15-94.
         (10). Inception date 05-01-92.


Yield, Money Fund

Current yield. Current yield shows the income per share earned by the Fund. It is calculated by determining the net change, excluding capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The result is then annualized by multiplying the base period return by (365/7). It does not include any fees or sales charges imposed by the variable insurance contract for which the Fund is an investment option. The Fund's current yield for the seven-day period ended December 31, 2000, was 6.02% for Class 1 and 5.78% for Class 2.

Effective yield. The fund's effective yield is calculated in the same manner as its current yield, except the annualization of the return for the seven-day period reflects the results of compounding. The fund's effective yield for the seven-day period ended December 31, 2000, was 6.20% for Class 1 and 5.94% for Class 2.

This figure was obtained using the following SEC formula:

                                           365/7

Effective Yield = [(Base Period Return + 1)     ] - 1

Yield, other than Money Fund From time to time, the current yields of the Funds may be published in advertisements and communications to Contract Owners. The current yield for each Fund will be calculated by dividing the annualization of the income earned by the Fund during a recent 30-day period by the net asset value per share at the end of such period. In addition, aggregate, cumulative and average total return information for each Fund over different periods of time may also be advertised. Except as stated above, each Fund will use the same methods for calculating its performance.

A distribution rate for each Fund may also be published in communications preceded or accompanied by a copy of the Trust's current prospectus. The Fund's current distribution rate will be calculated by dividing the annualization of the total distributions made by that Fund during the most recent preceding fiscal quarter by the net asset value per share at the end of such period. The current distribution rate may differ from current yield because the distribution rate will be for a different period of time and may contain items of capital gain and other items of income, while current yield reflects only earned income. Uniformly computed yield and total return figures for each Fund will also be published along with publication of its distribution rate.

Hypothetical performance information may also be prepared for sales literature or advertisements. See the appropriate insurance company separate account prospectus and SAI.

Volatility Occasionally statistics may be used to show a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

Comparisons To help you better evaluate how an investment in a Fund may satisfy your investment goal, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

         o Consumer Price Index is a measure of the average change in prices for a fixed basket of goods and services regularly bought by consumers in the United States; published by the U.S. Bureau of Labor Statistics.

         o CDA Mutual Fund Report, published by CDA Investment Technologies, Inc., analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

         o Credit Suisse First Boston Global High Yield (CSFB HY) Index, an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market. The index has several modules representing different sectors of the high yield market including a cash paying module, a zerofix module, a pay-in-kind module, and a defaulted module. The modular nature of the index allows customization of data to meet client needs. The index is divided into other categories including industry, rating, seniority, liquidity, market value, security price range, yield range and other sector divisions. The CSFB HY Index follows a total of 250 sectors. CS First Boston has maintained the index since January 1986. While the index is priced and run weekly, monthly returns are typically used for performance attribution.

         o Dow Jones(R) Composite Average and its component averages, price-weighted averages of 65 stocks that trade on the New York Stock Exchange. The average is a combination of the Dow Jones Industrial Average (30 blue-chip stocks that are generally leaders in their industry), the Dow Jones Transportation Average (20 transportation stocks), and the Dow Jones Utilities Average (15 utility stocks involved in the production of electrical energy).

         o Dow Jones Industrial Average, price-weighted based on the average market price of 30 blue chip stocks. The average is found by adding the prices of the 30 stocks and dividing by a denominator that has been adjusted for stock splits, stock dividends, and substitutions of stocks. It represents about 25% of the NYSE market capitalizations.

         o International Finance Corporation's (IFC) Investable Composite Index, tracks the emerging stock markets of three world regions based on market capitalization weighting. Those regions are Latin America, Asia and Europe/Mideast/Africa. As of January 2000, the regional weights of the IFC Composite Index were distributed accordingly: Asia, 43%; Latin America, 26%; and Europe/Mideast/Africa, 31%.

         o JP Morgan Global Government Bond Index, tracks total returns of government bonds in developed countries globally. The bonds included in the index are weighted according to their market capitalization. The index is unhedged and expressed in terms of U.S. dollars

         o Lehman Brothers Government/CreditBond Index, includes securities in the Lehman Brothers Government and Corporate indices. These securities must have at least $100 million par amount outstanding and must be rated investment grade (Baa3 or better) by Moody's. If a Moody's rating is not available, the Standard & Poor's or Fitch rating is used. These must be fixed-rate securities, although they can carry a coupon that steps up or changes according to a predetermined schedule, and they must be dollar-denominated and non-convertible.

         o Lehman Brothers Intermediate Government Bond Index, includes securities issued by the U.S. government or its agencies with maturities from one up to, but not including, 10 years. These securities must have at least $150 million par amount outstanding and must be rated investment grade (Baa3 or better) by Moody's Investors Service. If a Moody's rating is not available, the Standard & Poor's or Fitch rating is used. These must be fixed-rate securities, although they can carry a coupon that steps up or changes according to a predetermined schedule, and they must be dollar-denominated and non-convertible.

         o Lehman Brothers U.S. Aggregate Index, includes fixed-rate debt issues rated investment grade or higher by Moody's, S&P, or Fitch, in that order. All issues have at least one year to maturity and an outstanding par value of at least $150 million for U.S. government issues and $50 million for all others. All returns are market-value weighted inclusive of accrued interest. The index is a composite of the Government/Credit Index, Mortgage-Backed Securities Index Asset-Backed Securities Index, and CMBS (Erisa eligible). Total return includes price appreciation/depreciation and income as a percentage of the original investment. The total return index is rebalanced monthly by market capitalization.

         o Lipper - Mutual Fund Performance Analysis and Lipper - Equity Fund Performance Analysis, measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

         o Lipper VIP Growth & Income Funds Objective Average, an equally weighted average calculation of performance figures for all funds within the Lipper Growth and Income Funds Objective Category, which is defined as all mutual funds that combine a growth of earnings orientation and an income requirement for level and/or rising dividends. As of 12/31/00, there were 224 funds in this category.

         o Lipper VIP Income Funds Objective Average, an equally weighted average calculation of performance figures for all funds within the Lipper Income Funds Objective Category, which is defined as all mutual funds that normally seek a high level of current income through investing in income-producing stocks, bonds and money market instruments. As of 12/31/00, there were 16 funds in this category.

         o Lipper VIP U.S. Mortgage Funds Objective Average, an equally weighted average calculation of performance figures for all funds within the Lipper U.S. Mortgage Funds Objective Classification in the Lipper VIP underlying funds universe.

         o Lipper U.S. Mortgage Funds, defined as all funds that invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies. As of 12/31/00, there were 7 funds in this category.

         o Merrill Lynch Treasury Zero Coupon 1-, 5-, 10-, 20-Year Bond Total Return, include zero coupon bonds that pay no interest and are issued at a discount from redemption price.

         o Morgan Stanley Capital International (MSCI) All Country World Free Index, represents both developed and emerging markets around the world. "Free" in the title reflects the actual buying opportunities for global investors by taking into account local market restrictions on share ownership by foreigners. The MSCI indices define the local market for each country by constructing a matrix of all listed securities, sorting the matrix by industry, and seeking to capture 60% of the market capitalization for each group by selecting the most investable stocks in each industry. The index applies full market capitalization weights to each included stock.

         o Morgan Stanley Capital International (MSCI) All Country - World Ex-U.S. Free Index, comprises 48 countries around the world, both developed and emerging markets, except the U.S. "Free" in the title reflects the actual buying opportunities for global investors by taking into account local market restrictions on share ownership by foreigners. The MSCI indices define the local market for each country by constructing a matrix of all listed securities, sorting the matrix by industry, and seeking to capture 60% of the market capitalization for each group by selecting the most investable stocks in each industry. The index applies full market capitalization weights to each included stock.

         o Morgan Stanley Capital International (MSCI) Europe Australasia, Far East (EAFE) Index, represents 20 developed market countries for Europe Australasia and the Far East:
                  Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the U.K. The MSCI indices define the local market for each country by constructing a matrix of all listed securities, sorting the matrix by industry, and seeking to capture 60% of the market cap for each group by selecting the most investable stocks in each industry. The index applies full market cap weights to each included stock.

         o Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, a market capitalization-weighted equity index comprising 26 of the 48 countries in the MSCI universe. "Free" denotes investment opportunities in the developing world available to foreign investors. EMF performance data is calculated in $US and local currency. The MSCI indices define the local market for each country by constructing a matrix of all listed securities, sorting the matrix by industry, and seeking to capture 60% of the market cap for each group by selecting the most investable stocks in each industry. The index applies full market cap weights to each included stock.

         o Morgan Stanley Capital International (MSCI) Pacific Index, comprises five developed market countries or regions in the
                  Pacific: Australia, Hong Kong, Japan, New Zealand and Singapore. The MSCI indices define the local market for each country by constructing a matrix of all listed securities, sorting the matrix by industry, and seeking to capture 60% of the market capitalization for each group by selecting the most investable stocks in each industry. The index applies full market capitalization weights to each included stock.

         o Morgan Stanley Capital International (MSCI) World Index, comprises the developed markets of 22 countries around the world. The MSCI indices define the local market for each country by constructing a matrix of all listed securities, sorting the matrix by industry, and seeking to capture 60% of the market cap for each group by selecting the most investable stocks in each industry. The index applies full market cap weights to each included stock.

         o New York Stock Exchange composite or component indices is an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

         o Russell Midcap Value Index, measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

         o Russell 1000 Index - Published by Frank Russell Company, measures the performance of the 1,000 largest companies in the Russell 3000 Index, representing 92% of the market capitalization of the Russell 3000. The Russell 3000 contains the 3,000 largest companies incorporated in the U.S. and its territories. As of the latest reconstitution, the average market capitalization of the companies in the Russell 1000 was approximately $14.1 billion; the median market capitalization was approximately $4.1 billion. The smallest company in the index had an approximate market capitalization of $1.6 billion.

         o Russell 2000 Value Index, measures the performance of those Russell 2000 companies in with lower price-to-book ratios and lower forecasted growth values

         o Russell 2500 Growth Index, measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

         o Russell 2500 Index - Published by Frank Russell Company, measures the performance of the 2,500 smallest companies in the Russell 3000 Index, representing approximately 16% of the total market capitalization of the companies in the Russell 3000. The Russell 3000 contains the 3,000 largest companies incorporated in the U.S. and its territories. As of the latest reconstitution, the average market capitalization of the Russell 2500 was approximately $958.8 million; the median market capitalization was approximately $605.5 million. The largest company in the index had an approximate market capitalization of $4.06 billion.

         o Russell 3000 Growth Index, measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or Russell 2000 Growth Indexes.

         o Russell 3000 Value Index, measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value Indexes.

         o Salomon Smith Barney Global Ex-U.S. Less Than $1 Billion Index, a total-capitalization weighted index that includes all developed and emerging countries, except the U.S., and includes companies with a total market capitalization below U.S. $1 billion.

         o Salomon Smith Barney Global Ex-U.S. Less Than $2 Billion Index, a total-capitalization weighted index that includes all developed and emerging countries, except the U.S., and includes companies with a total market capitalization below U.S. $2 billion.

         o        Salomon Smith Barney World Ex-U.S. Extended Market Index
                  (EMI), a comprehensive float-weighted equity index consisting of every company with an investable market capitalization of over $100 million in 22 countries, except the U.S. The broad market index (BMI) is segregated into the primary market index
                  (PMI) and extended market index (EMI), consisting of large and small capitalization issues, respectively.

         o Standard & Poor's(R) 500 Index (S&P 500), consists of 500 widely held domestic common stocks, consisting of four broad sectors: industrials, utilities, financials and transportation. It is a market value-weighted index, where the stock price is multiplied by the number of shares outstanding, with each stock affecting the index in proportion to its market value. This index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

         o Standard & Poor's Health Care Composite Index, a capitalization-weighted index of all of the stocks in the Standard & Poor's 500 that are involved in the business of health care related products or services. The index was developed with a base level of 100 as of January 14, 1987.

         o Wilshire 5000 Equity Index, represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

         o Wilshire Mid Cap Growth Index, measures mid-cap stocks that exhibit growth characteristics. This is a market cap weighted index including a selection of securities chosen from the Wilshire Cap 500 Index with growth characteristics as defined by Wilshire. The index is an excellent way to evaluate this sector of the market and to gauge the performance of managers focusing on this particular style. An equal weighting of this index, along with the Wilshire Mid Cap Value Index, results in approximately the same return as the Wilshire Mid Cap 500 Index.

         o Wilshire Real Estate Securities Index, a broad measure of the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). The index is capitalization-weighted. As of December 29, 2000, 106 companies were included in this index, with a total market cap of $134.265 billion. The beginning date, January 1, 1978, was selected because it coincides with the Russell/NCREIF Property Index start date. The index is rebalanced monthly and returns are calculated on a buy and hold bass .

         o        Wilshire Small Value Index measures small-cap stocks that
                  exhibit value characteristics. This is a market cap weighted index including a selection of securities chosen from the Wilshire Small Cap 1750 Index that meet Wilshire's definition of value. The index is an excellent way to evaluate this sector of the market and to gauge the performance of managers focusing on this particular style. An equal weighting of this index, along with the Wilshire Small Growth Index, results in approximately the same return as the Wilshire Small Cap 1750 Index.


From time to time, the Funds and the managers also may refer to the following information:

         o The managers' and affiliates' market share of international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

         o The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley Capital International or a similar financial organization.

         o The capitalization of U.S. and foreign stock markets as prepared or published by the International Finance Corporation, Morgan Stanley Capital International or a similar financial organization.

         o The geographic and industry distribution of the Fund's portfolio and the Fund's top ten holdings.

         o The gross national product and populations, including age characteristics, literacy rates, foreign investment improvements due to a liberalization of securities laws and a reduction of foreign exchange controls, and improving communication technology, of various countries as published by various statistical organizations.

         o To assist investors in understanding the different returns and risk characteristics of various investments, the Fund may show historical returns of various investments and published indices (e.g., Ibbotson Associates, Inc. Charts and Morgan Stanley Capital International EAFE(R)Index).


         o The major industries located in various jurisdictions as published by the Morgan Stanley Index.

         o Rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services.

         o Allegorical stories illustrating the importance of persistent long-term investing.

         o The Fund's portfolio turnover rate and its ranking relative to industry standards as published by Lipper(R)Inc. or Morningstar, Inc.


         o A description of the Templeton organization's investment management philosophy and approach, including its worldwide search for undervalued or "bargain" securities and its diversification by industry, nation and type of stocks or other securities.

         o Comparison of the characteristics of various emerging markets, including population, financial and economic conditions.

         o Quotations from the Templeton organization's founder, Sir John Templeton,* advocating the virtues of diversification and long-term investing.

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights

----------------------
* Sir John Templeton sold the Templeton organization to Franklin Resources, Inc. in October 1992 and resigned from the board on April 16, 1995. He is no longer involved with the investment management process.

or summarizes the information discussed in more detail in the communication.


Advertisements or information also may compare the Fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.


In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

Miscellaneous Information

--------------------------------------------------------------------------------


The Trust is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, Franklin Templeton Investments has over $225 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 107 U.S. based open-end investment companies to the public. Each Fund may identify itself by its Nasdaq symbol or CUSIP number.

Fund similarity The investment objectives and policies of certain funds are similar but not identical to those of certain public Franklin Templeton Funds indicated in the following table. Because of differences in portfolio size, the investments held, the timing of purchases of similar investments, cash flows, minor differences in certain investment policies, insurance product related tax diversification requirements, state insurance regulations, and additional administrative and insurance costs associated with insurance company separate accounts, the investment performance of the Funds will differ from the performance of the corresponding Franklin Templeton funds:

Franklin Templeton Variable

Insurance Products Trust                  Franklin Templeton Funds
----------------------------------------- --------------------------------------------------
                                          Franklin Custodian Funds:
Income Securities Fund                        Income Series



Franklin Templeton Variable

Insurance Products Trust                  Franklin Templeton Funds
----------------------------------------- --------------------------------------------------
Government Fund                               U.S. Government Securities Series

                                          Franklin High Income Trust:
High Income Fund                              AGE High Income Fund

                                          Franklin Investors Securities Trust:
Global Income Fund                            Franklin Global Government Income Fund
Growth and Income Fund                        Franklin Equity Income Fund

                                          Franklin Managed Trust:
Rising Dividends Fund                         Franklin Rising Dividends Fund

Money Fund                                Franklin Money Fund

                                          Franklin Mutual Series Fund Inc.:
Mutual Discovery Fund                         Mutual Discovery Fund
Mutual Shares Fund                            Mutual Shares Fund

                                          Franklin Real Estate Securities Trust:
Real Estate Fund                              Franklin Real Estate Securities Fund

                                          Franklin Strategic Series:
Aggressive Growth Fund                        Franklin Aggressive Growth Fund
Global Communications Fund                    Franklin Global Communications Fund
Global Health Care Fund                       Franklin Global Health Care Fund
Large Cap Fund                                Franklin Large Cap Growth Fund
Natural Resources Fund                        Franklin Natural Resources Fund
Small Cap Fund                                Franklin Small Cap Growth Fund
Strategic Income Fund                         Franklin Strategic Income Fund
Technology Fund                               Franklin Technology Fund

                                          Franklin Value Investment Trust:
Value Fund                                    Franklin Value Fund

Growth Securities Fund                    Templeton Growth Fund, Inc.

International Securities Fund             Templeton Foreign Fund

                                          Franklin Templeton International Trust:
International Smaller Companies Fund          Templeton Foreign Smaller Companies Fund

Developing Markets Fund                   Templeton Developing Markets Trust

Description of Bond Ratings
--------------------------------------------------------------------------------

Corporate Bond Ratings

Moody's Investors Service, Inc. (Moody's)

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Ratings Group (S&P(R))

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating also may reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


Short-Term Debt & Commercial Paper Ratings

Moody's

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                                       151
`

PART C.   OTHER INFORMATION

Item 15.   INDEMNIFICATION

           Please see the Agreement and Declaration of Trust and By-Laws previously filed as exhibits and incorporated herein by reference.

           Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court or appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. EXHIBITS (Incorporated by reference to prior filings, except as noted)

(1)        copies of the charter of the registrant as now in effect;

           (i)    Agreement and Declaration of Trust dated April 20, 1988
                  Filing: Post-Effective Amendment No. 16 to Registration Statement of Registrant on Form N-1A File No. 33-23493 Filing
                  Date: August 19, 1995

           (ii) Certificate of Amendment of Agreement and Declaration of Trust dated October 21, 1988 Filing: Post-Effective Amendment No. 16 to Registration Statement of Registrant on Form N-1A File No. 33-23493 Filing Date: August 19, 1995


           (iii)  Certificate of Amendment of Agreement and Declaration of Trust
                  Filing: Post-Effective Amendment No. 26 to Registration Statement of Registrant on Form N-1A File No. 33-23493 Filing
                  Date: November 30, 1998

           (iv) Certificate of Amendment of Agreement and Declaration of Trust of Franklin Valuemark Funds filed on July 1, 1999 Filing:
                  Post-Effective Amendment No. 33 to Registration Statement of the Registrant on Form N-1A File No. 33-23493 Filing Date:
                  April 29, 2000

(2) copies of the existing bylaws or corresponding instruments of the registrant;

           (i)    By-Laws
                  Filing: Post-Effective Amendment No. 16 to Registration Statement of Registrant on
                  Form N-1A
                  File No. 33-23493
                  Filing Date: August 19, 1995

           (ii)   Certificate of Amendment of By-Laws dated May 16, 1995
                  Filing: Post-Effective Amendment No. 16 to
                  Registration Statement of Registrant on Form N-1A
                  File No. 33-23493
                  Filing Date: August 19, 1995

(3) copies of any voting trust agreement affecting more than 5% of any class of equity securities of registrant;

           Not Applicable

(4) copies of the agreement of acquisition, reorganization, merger, liquidation and any amendments to it;

        (i) Franklin Templeton Variable Insurance Products Trust form of Plan of Reorganization of Franklin Natural Resources Securities Fund and Franklin Growth and Income Securities Fund filed herewith as Exhibit A to the Prospectus and Proxy Statement included as Part A of this Registration Statement

(5) specimens or copies of each security being registered, including copies of all constituent instruments defining the rights of holders of the securities;

           Not Applicable

(6) copies of all investment advisory contracts relating to the management of the assets of the registrant;

           (i) Management Agreement between Registrant and Franklin Advisers, Inc. dated January 24, 1989
                  Filing: Post-Effective Amendment No. 16 to Registration Statement of Registrant on
                  Form N-1A
                  File No. 33-23493
                  Filing Date: August 19, 1995

Addendum to Investment Management Agreement dated March 14, 1989
Filing: Post-Effective Amendment No. 16 to Registration Statement of the the
        Registrant on Form N-1A
File No. 33-23493
Filing Date: August 19, 1995

(7) copies of each underwriting or distribution contract between the registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

           (i) Distribution Agreement between the Registrant and Franklin Templeton Distributors, Inc. Filing: Post-Effective Amendment No. 26 to Registration Statement of Registrant on Form N-1A

                File No. 33-23493
                Filing Date: November 30, 1998

(8) copies of all bonus, profit sharing, pension or other similar contracts or arrangements wholly or partly for the benefit of directors or officers of the registrant in their capacity as such.

           Not Applicable

(9)        copies of all custodian agreements and depository contracts under
      Section 17(f) of the 1940 Act, for securities and similar investments of the registrant, including the schedule or remuneration;


           (i) Master Custody Agreement between the Registrant and the Bank of New York, dated February 16, 1996 Filing: Post-Effective Amendment No. 19 to Registration Statement of the Registrant on Form N-1A File No. 33-23493 Filing Date: April 24, 1996


           (ii) Terminal Link Agreement between the Registrant and Bank of New York dated February 16, 1996. Filing: Post-Effective Amendment No. 19 to Registration Statement of the Registrant on Form N-1A File No. 33-23493 Filing Date: April 24, 1996

           (iii) Amendment to Master Custody Agreement between the Registrant and the Bank of New York, dated April 1, 1996 Filing:
                   Post-Effective Amendment No. 23 to Registration Statement of the Registrant on Form N-1A File No. 33-23493 Filing Date:
                   April 29, 1997

           (iv) Letter Agreement between the Registrant and the Bank of New York, dated April 22, 1996 Filing: Post-Effective Amendment No. 19 to Registration Statement of the Registrant on Form N-1A File No. 33-23493 Filing Date: April 24, 1996

           (v) Amendment dated as of May 16, 2001 to the Master Custody Agreement dated as of February 16, 1996 between Registrant and Bank of New York

       (10) copies of any plan entered into by registrant pursuant to rule 12b-1 under the 1940 Act and any agreements with any person relating to implementation of the plan, and copies of any plan entered into by registrant pursuant to Rule 18f-3 under the 1940 Act, any agreement with any person relating to implementation of the plan, any amendment to the plan, and a copy of the portion of a meeting of the minutes of the registrant's directors describing any action taken to revoke the plan;

           (i) Class 2 Distribution Plan pursuant to Rule 12b-1for all series of the

                   Registrant
                   Filing: Post Effective Amendment No. 26 to Registration Statement of the
                   Registrant on Form N-1A
                   File No. 33-23493
                   Filing Date November 30, 1998

           (ii) Multiple Class Plan pursuant to Rule 18f-3 for all series of the Registrant,
                   Filing: Post-Effective No. 26 Registration Statement of the Registrant on
                   Form N-1A File No. 33-23493
                   Filing Date: November 30, 1998

(11) an opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will, when sold, be legally issued, fully paid and non-assessable;

      (i)  Legal Opinion, Securities Act of 1933, dated February 5, 1999
           Filing: Post-Effective Amendment No. 27 to Registration Statement of Registrant on Form N-1A
           File No. 33-23493
           Filing Date: February 25, 1999

      (ii) Consent to Use of Opinion, dated 2001

(12) an opinion, and consent to their use, of counsel or, in lieu of an opinion, a copy of the revenue ruling from the Internal Revenue Service, supporting the tax matters and consequences to shareholders discussed in the prospectus;

      (i) Form of opinion of Jorden Burt LLP regarding tax matters and consequences

(13) copies of all material contracts of the registrant not made in the ordinary course of business which are to be performed in whole or in part on or after the date of filing the registration statement;

           Not Applicable

(14) copies of any other opinions, appraisals or rulings, and consents to their use relied on in preparing the registration statement and required by Section 7 of the 1933 Act;

           (i) Consents of Independent Auditors with respect to Franklin Natural Resources Securities Fund
           (ii) Consent of Independent Auditors with respect to Franklin Growth and Income Securities Fund

(15)  all financial statements omitted pursuant to Item 14(a)(1);

           Not Applicable

(16) manually signed copies of any power of attorney pursuant to which the name of any person has been signed to the registration statement; and

           (i)    Power of Attorney

(17)       any additional exhibits which the registrant may wish to file.

           (i)    Form of Voting Instruction Card

Item 17. Undertakings.

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

      As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of San Mateo and State of California, on the 19th day of November 2001.

                                     FRANKLIN TEMPLETON VARIABLE
                                     INSURANCE PRODUCTS TRUST


                                     By /s/ Charles E. Johnson*
                                       ------------------------
                                         Charles E. Johnson, Principal Executive
                                         Officer and Trustee

      As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities on the dates indicated.

CHARLES E. JOHNSON*                      Principal Executive Officer and Trustee
Charles E. Johnson                       Dated: November 16, 2001

MARTIN L. FLANAGAN*                      Principal Financial Officer
Martin L. Flanagan                       Dated: November 16, 2001

KIMBERLY H. MONASTERIO*                  Principal Accounting Officer
Kimberley H. Monasterio                  Dated: November 16, 2001

FRANK H. ABBOTT III*                     Trustee
Frank H. Abbott III                      Dated: November 16, 2001

HARRIS J. ASHTON*                        Trustee

Harris J. Ashton                                    Dated: November 16, 2001

S. JOSEPH FORTUNATO*                                Trustee
S. Joseph Fortunato                                 Dated: November 16, 2001

ROBERT F. CARLSON*                                  Trustee
Robert F. Carlson                                   Dated: November 16, 2001

CHARLES B. JOHNSON*                                 Trustee
Charles B. Johnson                                  Dated: November 16, 2001

RUPERT H. JOHNSON, JR.*                             Trustee
Rupert H. Johnson, Jr.                              Dated: November 16, 2001

FRANK W. T. LAHAYE*                                 Trustee
Frank W. T. LaHaye                                  Dated: November 16, 2001

GORDON S. MACKLIN*                                  Trustee
Gordon S. Macklin                                   Dated: November 16, 2001

CHRISTOPHER H. PINKERTON*                           Trustee
Christopher H. Pinkerton                            Dated: November 16, 2001


/s/ Karen L. Skidmore
* By KAREN L. SKIDMORE, ATTORNEY-IN-FACT
(Pursuant to Power of Attorney attached)

                   FRANKLIN GROWTH AND INCOME SECURITIES FUND
                           N-14 REGISTRATION STATEMENT

Item No.           Exhibit
EX-99 (9) (v)      Amendment dated as of May 16, 2001 to the Master Custody
                   Agreement dated as of February 16, 1996 between Registrant and Bank of New York

EX-99 (11)(ii)     Consent to Use of Opinion, dated November 16, 2001
EX-99 (12)(i)      Form of opinion of Jorden Burt LLP regarding tax matters and consequences*
EX-99 (14)(i)      Consent of Independent Auditors with respect to Franklin
                   Natural Resources Securities Fund
EX-99 (14)(ii)     Consent of Independent Auditors with respect to Franklin
                   Growth and Income Securities Fund
EX-99 ()(i)        Power of Attorney
EX-99 (17)(i)      Form of Voting Instruction Card


*To be filed by amendment